united states
securities and exchange commission
Washington, D.C. 20549

schedule 14a

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

(Exact name of registrant as specified in its charter)

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NOTICE OF 2021 SPECIAL MEETING AND
PROXY STATEMENT

Compass Diversified Holdings
Compass Group Diversified Holdings LLC
Notice of Special Meeting of Shareholders

[___], 2021

Dear Shareholder:

What. I am writing to invite you to participate in a virtual-only, live audio webcast Special Meeting of Shareholders that we will be hosting on [_________], 2021 at 11:00 a.m., Eastern Time. You may vote your common shares and submit questions electronically during the meeting, all of which is explained in more detail in the pages that follow. The proxy statement contains important information about the Special Meeting, the proposals we will consider and how you can vote your common shares. Whether or not you participate in the meeting, we urge you to submit your proxies in support of the items we describe here. Submitting a proxy will not prevent you from voting electronically should you be able to attend the meeting, but will assure that your vote is counted, if for any reason, you are unable to attend.

Why. We are asking for your voting support on three proposals that will enable us to amend our governing provisions to allow Compass Diversified Holdings to elect to be treated as a corporation for U.S. federal income tax purposes and allow for a conversion into a corporation in the future should it make strategic sense.

Although the partnership tax structure created certain advantages for our investors, we believe it has deterred certain potential investors due to their inability or unwillingness to invest in pass-through entities. We believe that Compass Diversified Holdings electing to be treated as a corporation for U.S. federal income tax purposes will simplify our tax structure and encourage more investment in Compass Diversified Holdings. While a more complete list and explanations of the reasons for the election are included in the pages that follow, we believe this election will:

●	Increase share liquidity with broadened pool of investors;

●	Reduce our weighted average cost of capital;

●	Create more flexibility in investment decisions;

●	Improve the likelihood of our stocks inclusion within stock indices;

●	Improve our profile with ratings agencies; and

●	Reduce administrative cost.

We expect this election would build on 15-plus years of success and drive greater value for all shareholders over time, benefiting you as current investors as well as our stakeholders more generally.

While we have no current intention to convert Compass Diversified Holdings from a trust to a corporation, circumstances may change in the future, as a result of which it may be in the best interests of Compass Diversified Holdings and its shareholders to implement such conversion to further align its tax treatment with form of business entity.

How. You will be able to attend the Special Meeting online, vote your common shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/CODI2021SM. You may also vote your common shares by telephone or by completing and returning the enclosed proxy card. See the additional details on this and other meeting and voting-related actions at the reference section at the back of this proxy statement.

Sincerely,

C. Sean Day
Chairman of the Board of Directors

Compass Diversified Holdings
Compass Group Diversified Holdings LLC

[______], 2021

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On [______], [______], 2021

Compass Diversified Holdings’ 2021 Special Meeting of Shareholders (the “Special Meeting”) will be held on [___], [___], 2021 at 11:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your common shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/CODI2021SM. The Special Meeting is being held for the following purposes:

●	to approve amendments to the Second Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), of Compass Diversified Holdings (the “Trust”) to authorize Compass Group Diversified Holdings LLC (the “Company”), acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement (“Proposal 1”);

●	to approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement (“Proposal 2”);

●	to approve amendments to the Fifth Amended and Restated Operating Agreement, as amended to date (the “LLC Agreement”), of the Company to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company, including amendments to Article 12 of the LLC Agreement (“Proposal 3”);

●	to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3 (“Proposal 4”); and

●	to transact such other business as may properly come before the meeting.

These matters are more fully described in the enclosed proxy statement. The board of directors recommends that you vote FOR the amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to cause the election of the Trust described in Proposal 1, FOR the amendments to the Trust Agreement to authorize the board of directors to cause the conversion of the Trust described in Proposal 2, FOR the amendments to the LLC Agreement related to conversion of the Trust described in Proposal 3 and FOR the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies described in Proposal 4.

Holders of record of Trust common shares at the close of business on [______], 2021 will be entitled to notice of, and to vote at, the Special Meeting and at any subsequent adjournments or postponements. The share register will not be closed between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting is available for inspection at our principal executive offices at 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880. The notice of Special Meeting, proxy statement and proxy are first being mailed or provided to shareholders entitled to vote on or about [______], 2021.

There will not be a traditional in-person meeting. To be sure that your common shares are properly represented and voted at the meeting, whether or not you electronically attend, please promptly complete, sign, date and return the enclosed proxy card in the accompanying pre-addressed envelope or submit your proxy to vote your common shares by telephone or online. We must receive your proxy no later than 11:59 p.m., Eastern Time, on [______], 2021.

Please read carefully the sections in the proxy statement on attending and voting at the Special Meeting to ensure that you comply with these requirements.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [______], 2021: Our proxy statement for the Special Meeting is available free of charge at www.proxyvote.com.

By order of the board of directors of the Company.

Sincerely,

Carrie W. Ryan
Secretary

EXHIBIT A:	THIRD AMENDED AND RESTATED TRUST AGREEMENT OF THE TRUST, With share designations for 7.250% Series A Preferred Shares, 7.875 % Series B Fixed-to-Floating Rate Cumulative Preferred Shares and 7.875 % Series C Cumulative Preferred Shares

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(continued)

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EXHIBIT B:	SIXTH AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY, WITH TRUST INTEREST DESIGNATIONS FOR 7.250% SERIES A TRUST PREFERRED INTERESTS, 7.875% SERIES B FIXED-TO-FLOATING RATE CUMULATIVE TRUST PREFERRED INTERESTS AND 7.875% SERIES C CUMULATIVE TRUST PREFERRED INTERESTS

Compass Diversified Holdings, a Delaware statutory trust, which we refer to as the Trust, owns its businesses and investments through Compass Group Diversified Holdings LLC, a Delaware limited liability company, which we refer to as the Company. Except where the context indicates otherwise, “we,” “us,” and “our” refer to the Company and the Trust. References to “shares” refer to (i) the common shares of the Trust, each representing one undivided beneficial interest in the trust property and corresponding to one underlying trust common interest in the Company, and (ii) preferred shares of the Trust, each representing one undivided beneficial interest in the trust property and corresponding to one underlying preferred limited liability company interest, or trust preferred interest, in the Company. References to “Shareholders” refer to holders of common shares of the Trust. References to “shareholders” refer to holders of common shares or preferred shares of the Trust.

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COMPASS DIVERSIFIED HOLDINGS
COMPASS GROUP DIVERSIFIED HOLDINGS LLC

301 Riverside Avenue, Second Floor
Westport, Connecticut 06880

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Compass Group Diversified Holdings LLC, which we refer to as the Company, a Delaware limited liability company, for the 2021 Special Meeting of Shareholders of Compass Diversified Holdings, which we refer to as the Trust, to be held on [___], [______], 2021 at 11:00 a.m., Eastern Time, and for any adjournments or postponements of the 2021 Special Meeting of Shareholders. We refer to the 2021 Special Meeting of Shareholders as the Special Meeting. The notice of Special Meeting, proxy statement and proxy are first being mailed or provided to holders of common share of the Trust (“Shareholders”) on or about [______], 2021. For your convenience, the Special Meeting will be a completely virtual meeting.

 1

PROPOSAL 1: AMENDMENTS TO THE TRUST AGREEMENT for Election of Trust

General

On May 19, 2021, the Board approved, subject to Shareholder approval of this Proposal 1, amendments to the Second Amended and Restated Trust Agreement, as amended to date, of the Trust (the “Trust Agreement”) to authorize the Company, acting through the Board, to cause the Trust to elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes (the “Election”), without further approval of the Shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement. The Board also approved other amendments to the Trust Agreement to incorporate certain other changes, which amendments do not require Shareholder approval and are not part of Proposal 1. All of the above amendments are reflected in the form of the Third Amended and Restated Trust Agreement of the Trust attached hereto as Exhibit A, which we urge you to read carefully in its entirety.

Authorization of Amendments to Trust Agreement for Election

The Trust Agreement currently requires the Trust to be treated as a partnership for U.S. federal income tax purposes except under certain circumstances. The Trust Agreement, if amended pursuant to Proposal 1, will authorize the Company, acting through the Board, without further action by the Shareholders, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes.

The amendments as proposed by Proposal 1 are reflected in Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the form of Trust Agreement in Exhibit A attached hereto, which include the following, subject to the full amendments in the corresponding sections of the Trust Agreement:

●	deleting the references to Exhibit B, which will not apply after the Election as described below (Section 1.1(a)(i));

●	deleting the features of preferred shares of the Trust which would not apply after the Election (Section 2.4(b));

●	providing that the Trust is intended to be treated as a corporation for federal income tax purposes after the Election (Section 2.8);

●	authorizing the Company, acting through the Board, to cause the Trust to implement the Election (Section 2.11);

●	authorizing the Company to determine the amount of distributions to be paid to Shareholders out of the distributions received by the Trust with respect to the trust interests in the Company, instead of paying all such received distributions to Shareholders (Section 3.1);

●	clarifying that the existing Trust Agreement will apply to the periods during which the Trust is treated as a partnership for federal income tax purposes (Section 3.3);

●	deleting the treatment of the Trust or the Company as a corporation for federal income tax purposes as a trigger for an exchange of trust interests of the Company for shares of the Trust and the dissolution of the Trust (Section 9.2);

●	deleting Section 3.4 and Exhibit B, which provide for allocation of profits and losses and will not apply after the Election; and

●	adding the new definition “Check-the-Box Election” and revise the definition “Preferred Shares” related to the Election (the recitals and Section 1.1(b)).

The approval of Proposal 1 is not conditioned upon the approval of any other proposal in this proxy statement.

Further Amendment to Trust Agreement to Be Effected without Shareholder Approval

The Board has approved that, if Proposal 1 is approved by the Shareholders, Sections 7 and 9 of each of the share designations for the Trust’s 7.250% Series A Preferred Shares (the “Series A Preferred Shares”), 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Shares (the “Series B Preferred Shares”) and 7.875% Series C Cumulative Preferred Shares (the “Series C Preferred Shares”), which are part of the Trust Agreement, will be further amended to reflect the potential Election (the “Share Designation Amendments”), as set forth in Exhibit A hereto. Under the terms of the Trust Agreement, these Share Designation Amendments do not require Shareholder approval and are not part of Proposal 1.

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The Board has also approved that, regardless of whether Proposal 1 is approved by the Shareholders, the Trust Agreement will be further amended to incorporate certain changes in sections of the Trust Agreement included in neither Proposal 1 nor the Share Designation Amendments (the “Ancillary Modifications to Trust Agreement”), including the following:

●	Updating provisions related to notice of shareholder business and director nominations in Section 5.8, inspection of records by shareholders of the Trust in Section 5.15, indemnification in Section 8.4(c) and early termination in Section 9.4;

●	Adding exclusive jurisdiction and forum selection provisions in Section 10.5;

●	Updating information of the parties to the Trust Agreement;

●	Deleting unnecessary and obsolete references in the Trust Agreement; and

●	Making conforming changes and other technical or clean-up changes.

Under the terms of the Trust Agreement, the Ancillary Modifications to Trust Agreement do not require Shareholder approval and are not part of Proposal 1. If Proposal 1 is approved by the Shareholders, the Trust Agreement will be amended and restated to reflect Proposal 1, the Share Designation Amendments and the Ancillary Modifications to Trust Agreement, as set forth in Exhibit A hereto, where proposed additions are indicated by underlining and proposed deletions are indicated by overstriking. If Proposal 1 is not approved by Shareholders, only the Ancillary Modifications to Trust Agreement will be made to the Trust Agreement and only to the extent they are unrelated to the implementation of the potential Election.

Reasons of the Proposal

Compass Diversified Holdings was formed as a statutory trust in Delaware in November 2005 and completed its initial public offering in May 2006. Effective January 1, 2007, we amended the Trust Agreement to provide that the Trust be treated as a partnership, or pass-through entity, for federal income tax purposes, which requires each Shareholder to take into account its share of items of income, gain, loss and deduction of the Trust in computing its federal and applicable state and local income tax liability, regardless of whether distributions are made to it by the Trust. Distributions by the Trust treated as a partnership to a Shareholder are generally not taxable to the Trust or the Shareholder and instead reduce a Shareholder’s adjusted basis in its Trust shares.

We believe some investors are unable to make, or are inclined to avoid, investment in pass-through entities due to administrative burdens related to tax reporting and tax uncertainties associated with further allocated income. Some investors may be unable, or unwilling, to bear the risk that they could be allocated unrelated business taxable income associated with an investment in a pass-through entity. In addition, some investors’ investment in publicly traded entities taxed as partnerships are subject to certain threshold amounts or onerous reporting and tax payment obligations.

While our partnership structure reduced the total amount of taxes paid by the Shareholders and the Trust in the past, the benefits of operating in a partnership structure were diminished with the changes made by the 2017 tax reform legislation, commonly referred to as the Tax Cuts and Jobs Act, which (among other changes) reduced the federal corporate income tax rate from 35% to 21%. For risks related to current proposals to increase the corporate federal income tax rate from its current rate of 21%, see below under “—Risk Factors Related to the Proposal—Future changes to tax laws are uncertain and may results in the Trust paying corporate income tax at rates higher than expected or result in the Trust failing to realize the anticipated benefits of the Election.”

In addition to a reduction in corporate income tax rates, the Tax Cuts and Jobs Act suspended individual taxpayers’ ability to claim miscellaneous itemized deductions, and as a result of such suspension, miscellaneous itemized deductions passed through to individual Shareholders are currently nondeductible. Certain management fees paid by the Trust result in miscellaneous itemized deductions and are therefore currently nondeductible. In addition to being nondeductible, miscellaneous itemized deductions that are passed through to Shareholders reduce the Shareholders’ basis in their shares, even if the deduction cannot be used. If the Trust implements the Election, all of the miscellaneous itemized deductions could be deducted by the Trust for purposes of calculating its U.S. federal corporate income liability, and none of the miscellaneous itemized deductions would pass through to the Shareholders or reduce Shareholders’ basis in their shares.

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In light of the above, the Board believes that it is in the best interests of the Trust and its shareholders to adopt the amendments to the Trust Agreement described in Proposal 1 because the Election would benefit us in the following respects, among others:

●	Increase share liquidity with broadened pool of investors. The Election would simplify our tax structure, including our reporting to taxing authorities and to Shareholders. The Trust would no longer be required to issue Schedule K-1s to the Shareholders, and would instead issue simpler Form 1099s. This reduced complexity should make it easier to invest in the Trust. Moreover, the Trust believes that a number of institutional and other investors, who would otherwise invest in the Trust, have not done so because such investors categorically avoid entities that issue Schedule K-1s. Accordingly, the Election could expand the number of investors willing and able to invest in the Trust, which could increase the liquidity and trading volumes of the Trust shares and reduce share price volatility.

●	Reduce the Trust’s weighted average cost of capital. One of our strategic focus areas is to continue to drive the cost of capital lower. By appealing to a much broader investor universe, we should be able to improve the cost of our equity capital, enhance our long-term shareholder total return and improve the market valuation of Trust shares.

●	Create more flexibility in investment decisions. With enhanced marketability of Trust common shares after the Election, the Trust common shares will be more attractive as a currency if we were to pursue future acquisitions or other strategic transactions.

●	Improve the Trust’s profile with rating agencies. With enhanced access to equity capital markets and increased annual free cash flow generated after the distribution reduction, we will have a better chance to improve our profile to rating agencies.

●	Improve the likelihood of inclusion within stock indices. As an entity that generates unrelated business taxable income, we are not eligible for inclusion in certain stock indices, such as the Russell indices. As a result of the Election, we may be eligible for inclusion in certain stock indices which could result in an increased demand for our securities.

●	Save administrative costs related to production of Schedule K-1s. We incur significant costs to issue Schedule K-1s to our shareholders, including hiring professionals to prepare Schedule K-1s and allocate internal resources to collect data and manage the Schedule K-1 process. We estimate that eliminating Schedule K-1 production by us will reduce our administrative costs by approximately $1.0 million annually.

There can be no assurance that we can realize all or some of the anticipated benefits in a timely manner or at all, as further discussed below under “—Risk Factors Related to the Proposal—We may fail to realize the anticipated benefits of the Election or those benefits may take longer to realize than expected or not offset the costs of the Election, which could have a material and adverse impact on the trading price of our securities.”

Effects of the Proposal

If the Shareholders approve Proposal 1 and the Election takes effect, the Trust will be subject to federal and applicable state and local corporate income taxes. The Trust will no longer pass income through to the Shareholders, and a Shareholder generally will not be taxed on any income earned by the Trust unless the Shareholder actually receives distributions. Any such distributions generally, under current law, should be treated as qualified dividend income if they are paid from current or accumulated earnings and profits and the Shareholder has met the requisite holding period requirements.

As more fully discussed below under “—Material U.S. Federal Income Tax Consequences of the Election,” the Election is expected to result in an approximately $322 million gain to the Trust for U.S. federal income tax purposes, which will be allocated and passed through to our Shareholders, although the exact amount of the gain will be determined based on the fair market value of the preferred shares at the time of the Election. If the Election takes effect in 2021, then taxable capital gain income would be passed through to Shareholders and create current tax liability for the 2021 tax year on Schedule K-1. This taxable capital gain would increase the Shareholders’ basis in their Trust common shares, which could then be used to offset taxable gain realized on later disposition of the Trust common shares by a similar amount. In light of this current tax liability to Shareholders, we would expect to pay a special distribution of approximately $0.88 per common share, which amount, together with our other regular quarterly distributions, is intended to cover the tax burdens associated with the Shareholders’ allocable share of the gain realized as a result of the Election.

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This taxable capital gain should result in a basis step-up for the Trust after the Election. This basis step-up should provide a tax benefit to the Trust, as it should increase the Trust’s basis in its current subsidiaries, which in turn should reduce future gain, if and when the Trust divests such subsidiaries. Reduced future gain should result in the Trust paying less corporate income tax, which should increase the pool of cash available to the Trust to make invest in new opportunities.

While our Board sets our distribution amount quarterly, and will continue to do so after the Election, we expect that future distribution amounts, if any, will be adjusted as a result of the Trust’s obligation to pay corporate income tax. We currently estimate that our annual distributions will be reduced from $1.44 per common share per year to approximately $1.00 per common share per year.

Following the Election, distributions will be reported to shareholders on Form 1099-DIV. We will issue final Schedule K-1s with respect to our final taxable period as a partnership, which final taxable period will end the day prior to the effective date of the Election, and thereafter we will no longer issue Schedule K-1s. All Shareholders are urged to consult their own advisors regarding the consequences of the Election to them.

Risk Factors Related to the Proposal

In addition to the other information included and incorporated by reference into this proxy statement, you should carefully consider the following risks. In addition, you should read and carefully consider the risks associated with us and our business. These risks can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other filings with the Securities and Exchange Commission (the “SEC”), which are incorporated by reference into this proxy statement. For further information regarding the documents incorporated into this proxy statement by reference, please see the sections titled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference.” Realization of any of the risks described below or any of the risks or events described in the documents incorporated by reference could have a material adverse effect on our business, financial condition, cash flows and results of operations, and could result in a decline in the trading prices of the shares of the Trust.

If the Shareholders approve Proposal 1 and the Board elects to treat the Trust as a corporation for U.S. federal income tax purposes, we expect to pay more corporate income taxes than we would have as a trust taxed as a partnership for U.S. federal income tax purposes.

If the Shareholders approve Proposal 1, we anticipate that the Company, acting through the Board, will cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes effective [___], 2021. Following the Election, all of the net income attributable to the Trust will be subject to U.S. federal and applicable state and local corporate income taxes. We anticipate that the Trust’s payment of entity-level corporate income taxes will reduce the amount of cash available for distribution to the Shareholders, as compared to prior periods when the Trust was taxed as a partnership as items of income flowed through to the Shareholders.

Following the Election, determinations, declarations, and payments of distributions to our Shareholders will continue to be at the sole discretion of the Board. Historically, our distribution policy has been to make regular distributions on outstanding Trust common shares, and we expect to continue this policy of regular distributions. However, because the Trust will incur entity level income taxes following the Election, we expect to reduce our annual distribution from the current $1.44 per common share per year to approximately $1.00 per common share per year. Our distribution policy may be changed at any time at the discretion of the Board.

We may fail to realize the anticipated benefits of the Election or those benefits may take longer to realize than expected or not offset the costs of the Election, which could have a material and adverse impact on the trading price of our securities.

We believe that the Election will, among other things, make it significantly easier for both institutional and retail investors to own shares of the Trust, expand our investor base and drive greater value for all of our shareholders over time. While we expect the Election to have a positive impact on the trading price of our securities, we have not received any formal opinion from a nationally recognized financial advisor regarding the effect of the Election on the market valuation of the Trust. The level of investor interest in the shares of the Trust may not meet our expectations after the simplification of our tax structure and reporting. The Election may not result in the Trust’s inclusion in certain stock market indices, such as the Russell indices. Inclusion in such indices may not result in an increased demand for the Trust’s securities, we may not have greater access to capital and our profile with rating agencies may not improve. Consequently, we may fail to realize the anticipated benefits of the Election or those benefits may take longer to realize than we expect. In addition, there can be no assurance that the anticipated benefits of the Election will offset its costs, which could be greater than we expect, particularly if there is an increase in the U.S. federal corporate income tax rate. Our failure to achieve the anticipated benefits of the Election at all or in a timely manner, or a failure of any benefits realized to offset their costs, could have a material and adverse impact on the trading price of our securities.

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Future changes to tax laws are uncertain and may result in the Trust paying corporate income tax at rates higher than expected or result in the Trust failing to realize the anticipated benefits of the Election.

Recent proposals for tax reform include proposals to raise corporate income tax rates and capital gains tax rates. Future changes to tax laws are uncertain, but any such changes could cause the Trust to fail to realize the anticipated benefits of the Election. If corporate income tax rates are raised, the anticipated advantages of being treated as a corporation for U.S. tax purposes would be diminished. In addition, any general changes to tax laws, such as changes to limitations on the deductibility of interest, could result in the Trust or its shareholders paying tax at rates higher than anticipated.

Distributions on the Series A, Series B, and Series C Preferred Shares will not result in an effective tax deduction for the Trust, and we may redeem such Series A, Series B, or Series C Preferred Shares earlier than previously anticipated.

Income from the Trust is currently passed through to holders of its preferred shares, which results in less income being passed through from the Trust to holders of its common shares, or the Shareholders, and effectively reduces each Shareholder’s allocable share of the Trust’s income. After the Election, no income will pass through to any shareholders, but the Trust will not be able to claim a tax deduction for distributions in respect of the preferred shares. Thus, the benefit of keeping the Trust’s Series A, Series B, and Series C Preferred Shares outstanding will be diminished by the Election, and we may decide to redeem such preferred shares earlier than expected, which could materially adversely affect our liquidity and ability to make future distributions to our Shareholders.

If the Shareholders approve Proposal 1 and the Board elects to treat the Trust as a corporation for U.S. federal income tax purposes, subsequent dissolution of the Trust could be a taxable event for the Trust and the Shareholders.

The Trust Agreement requires the Company, acting through the Board, to dissolve the Trust if the Company determines that the continued existence of the Trust would result or is reasonably likely to result in a material tax detriment to the Trust, its shareholders, the Company, or any member of the Company. The Trust Agreement and the Fifth Amended and Restated Operating Agreement, as amended to date, of the Company (the “LLC Agreement”) also provide that, if at any time more than 90% of the then outstanding voting shares entitled to vote are beneficially owned by one person, such person will have the right to direct the Company to dissolve the Trust. Any of such dissolutions, if it were to occur after the Trust makes the Election to be treated as a corporation for U.S. federal income tax purposes, could result in a taxable corporate liquidation and require the Trust and its shareholders to recognize gain or loss. There can be no assurance that we will be able to structure such dissolution in a tax efficient manner.

If the Shareholders approve Proposal 2 and the Company determines that the continued existence of the Trust would result or is reasonably likely to result in a material tax detriment to the Trust, the Company could, in lieu of dissolving the Trust, cause the Trust to convert to a corporation. See “Proposal 2: Amendments to the Trust Agreement Authorizing Conversion of Trust—Risk Factors Related to the Proposal” and “—Material U.S. Federal Income Tax Consequences of the Conversion.”

Material U.S. Federal Income Tax Consequences of the Election

The following is a general discussion of the material U.S. federal income tax consequences of the Election to holders of Trust common shares and of owning and disposing of Trust common shares in the future. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as in effect on the date hereof and which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their Trust common shares, and, if applicable, will hold their Trust common shares, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). No rulings have been or will be sought from the IRS with respect to any of the tax consequences discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

The following discussion does not purport to be a full description of all U.S. federal income tax considerations that may be relevant to a Shareholder in light of such Shareholder’s particular circumstances. Furthermore, this discussion does not address the U.S. federal income tax considerations applicable to Shareholders subject to special rules, such as former U.S. citizens or residents, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, banks or other financial institutions, individual retirement accounts or tax-deferred accounts, dealers in securities or currencies, persons required to accelerate the recognition of an item of gross income as a result of such income being recognized on an applicable financial statement, charitable remainder unit trusts, common trust funds, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, persons who are non-U.S. persons, and persons whose “functional currency” is not the U.S. dollar. In addition, this discussion does not include any description of the tax laws of any state, local or non-U.S. government or any U.S. tax laws other than U.S. federal income tax law.

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For purposes of this discussion, “U.S. Holder” means a Shareholder that is for U.S. federal income tax purposes any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (1) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a Shareholder that is neither a U.S. Holder or a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

U.S. Federal Income Tax Consequences of the Election

As a result of the Election, the Trust, which is currently treated as a partnership for U.S. federal income tax purposes (“P-Trust”), should be deemed to transfer all of its assets and liabilities to a Trust which is treated as a corporation for U.S. federal income tax purposes (“C-Trust”) in exchange for common shares and preferred shares of such C-Trust (“Deemed Exchange”), followed by the P-Trust distributing the C-Trust common and preferred shares received in the exchange in complete liquidation of the P-Trust.

Subject to the discussion below, we expect the Deemed Exchange to qualify for tax-free treatment under Code Section 351. As such, neither the deemed contribution of assets by P-Trust to C-Trust or the receipt of the common and preferred stock of C-Trust would be a taxable event.

Notwithstanding the above, gain can be recognized in a transaction that is generally non-taxable under Code Section 351 to the extent that “nonqualified preferred stock,” as defined in Code Section 351(g)(2), is received. The Trust believes that the Series A, Series B, and Series C Preferred Shares would likely be treated as nonqualified preferred stock. Thus, the Trust believes that the P-Trust will recognize gain under Code Section 351(b), up to the value of the preferred shares, in connection with the Election and Deemed Exchange (the “Boot Gain”). The Trust believes the Boot Gain will be approximately $322 million, which gain, subject to final determination based on the fair market value of the preferred shares on the date of the Election, should be characterized mostly or entirely as capital gain. The Shareholders will be allocated the Boot Gain pro rata based on the number of common shares they own, and will not be able to use any so-called Section 743(b) adjustments they may have to offset the Boot Gain. As discussed above, the Trust intends to make a special distribution to Shareholders who are allocated a pro rata portion of the Boot Gain. The Trust intends to take the position that the special distribution is treated as a distribution from the P-Trust immediately before the Election, and not a distribution from the C-Trust after the Election. If the special distribution is treated as a distribution from the C-Trust to the Shareholders, then it could be subject to additional tax. In addition, if the special distribution is treated as being in connection with the Deemed Exchange, then the P-Trust could recognize additional gain, up to the amount of cash distributed.

In addition to the Boot Gain expected to be recognized, if the P-Trust’s liabilities exceed its tax basis in the assets transferred to the C-Trust, additional gain could be recognized by the P-Trust. We do not expect that the P-Trust’s liabilities will exceed the tax basis of the assets transferred in the Deemed Exchange.

The C-Trust’s basis in the assets deemed transferred by the P-Trust should be equal to the basis that the P-Trust had immediately before the transfer (including Section 743(b) adjustments), plus the amount of the Boot Gain realized by the P-Trust. The Shareholders’ basis in their P-Trust common shares will be increased by their share of the Boot Gain (plus other gain recognized in connection with the Election, if any) and decreased by the amount of the special distribution and the liabilities deemed assumed by the C-Trust.

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The foregoing description of the tax characterization of the Election is based on the assumption that the holders of P-Trust’s common shares and preferred shares will own, in the aggregate, at least 80% of the C-Trust’s common shares and at least 80% of the number of each series of preferred shares outstanding immediately after the Election, excluding from the numerator in each case any common shares or preferred shares received in connection with the Election that are sold after the Election pursuant to a plan or arrangement established before the Election (the “Control Assumption”). The Control Assumption should be correct unless, contrary to the knowledge of the P-Trust, a group of holders holding more than 20% of the P-Trust’s common shares or more than 20% of any series of preferred shares agree, prior to the Election, to sell such shares they receive in connection with the Election. If the Control Assumption is not correct, the Election could be treated as if the P-Trust (i) sold all of its assets to the C-Trust for an amount equal to the value of the common shares and preferred shares deemed received by the P-Trust in the Election plus the amount of the P-Trust’s liabilities assumed by the C-Trust in the Election and (ii) distributed the common shares and preferred shares deemed received in the Election to the holders of the common shares and preferred shares in complete liquidation of their interests in the P-Trust (a “Taxable Exchange”). Accordingly, the P-Trust would recognize gain (or loss) on the Election in an amount equal to the amount by which the value of the common shares and preferred shares received plus the amount of the P-Trust’s liabilities assumed exceeds (or is less than) the tax basis of the assets transferred by the P-Trust. The gain recognized in a Taxable Exchange would likely exceed the Boot Gain by a significant amount. Any such gain or loss would be allocated to the holders of Trust common shares in accordance with their interests in the P-Trust.

If the Election is a Taxable Exchange, which we do not believe is the case to our knowledge, the C-Trust’s tax basis in the assets transferred by the P-Trust would equal the value of the common shares and preferred shares deemed issued in connection with the Election plus the amount of the P-Trust’s liabilities assumed, and the C-Trust’s holding period in the assets would begin on the day of the Election.

If the Election is not a Taxable Exchange, a Shareholder should be allocated only their pro rata share of the Boot Gain; however, a Shareholder could also recognize gain if and to the extent that the P-Trust’s liabilities allocated to such Shareholder for U.S. federal income tax purposes exceeds such Shareholder’s tax basis in its P-Trust common shares. For U.S. federal income tax purposes, a Shareholder’s relief from the P-Trust’s liabilities is treated as a deemed cash distribution from the P-Trust, and if such deemed cash distribution exceeds a Shareholder’s tax basis then such deemed distribution would result in additional gain for such Shareholder. It is currently expected that the amount of the liabilities allocated to any Shareholder for U.S. federal income tax purposes will not exceed any Shareholder’s tax basis in its shares at the time of the Election. Thus, the Trust does not expected for any Shareholder to recognize gain as a result of the C-Trust assuming the P-Trust’s liabilities.

Tax Basis and Holding Period in the C-Trust Common Shares after the Election

After the Election, a Shareholder’s aggregate basis in the C-Trust common shares received by the Shareholder in the deemed liquidation of the P-Trust should equal the Shareholder’s aggregate basis in the P-Trust common shares held by such Shareholder immediately before the Election, increased by the Shareholder’s allocable share of the Boot Gain, but reduced by the amount of liabilities deemed assumed by the C-Trust in connection with the Election and the amount of the special distribution received by the Shareholder. The C-Trust common shares received by a Shareholder in the deemed liquidation of the Trust will generally have a holding period that includes such Shareholder’s holding period in the P-Trust common shares.

Following the Election, all of the net income attributable to the C-Trust will be subject to U.S. federal, state and local corporate income taxes, which may have a dilutive impact to net income attributable to the C-Trust and reduce the amount of cash available for distribution to the holders of Trust common shares or for reinvestment. Following the Election, no income, gains, losses, deductions or credits of the Trust will flow through to the Shareholders for U.S. federal income tax purposes.

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U.S. Federal Income Tax Consequences to U.S. Holders of Owning and Disposing of Trust Common Shares Received in Connection with the Election

Distributions on the C-Trust common shares

Dividends and other distributions with respect to the C-Trust common shares should constitute “qualified dividend income” for U.S. federal income tax purposes to the extent paid from the C-Trust’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), provided that the requisite holding period is met. To the extent that the amount of a distribution exceeds the C-Trust’s current and accumulated earnings and profits, such distribution will first be treated as a non-taxable return of capital to the extent of (and reducing, but not below zero) the Shareholder’s adjusted tax basis in its Trust common shares and thereafter be treated as capital gain from the sale or exchange of such C-Trust common shares.

Non-corporate Shareholders that receive dividends or other distributions on the C-Trust common shares that are treated as qualified dividend income for U.S. federal income tax purposes generally will be subject to U.S. federal income tax at the reduced long-term capital gains rate, provided certain holding period requirements are met. Corporate Shareholders should generally be entitled to the dividends received deduction to the extent a distribution constitutes a dividend.

Gain or Loss on Disposition of the C-Trust common shares

A Shareholder generally will recognize capital gain or loss on a sale, exchange, certain redemptions, or other taxable disposition of C-Trust common shares in an amount equal to the difference, if any, between (i) the amount realized upon the disposition of such Trust common shares and (ii) the Shareholder’s adjusted tax basis in such Trust common shares. Such capital gain or loss generally will be long-term capital gain or loss if the Shareholder’s holding period for the Trust common shares sold or disposed of is more than one year at the time of such taxable disposition. Long-term capital gains of individuals are generally subject to U.S. federal income tax at a reduced rate. The deductibility of capital losses is subject to significant limitations.

Information Reporting and Backup Withholding

Information returns may be required to be filed with the IRS in connection with dividends or other distributions made on, or proceeds from the disposition of, Trust common shares received in connection with the Election. A U.S. Holder may be subject to U.S. backup withholding on dividends or other distributions made on, or proceeds from the disposition of, Trust common shares received in connection with the Election, unless such Shareholder provides the applicable withholding agent with proof of its exemption from backup withholding or furnishes the applicable withholding agent with its taxpayer identification number, certified under penalties of perjury, and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding rules will be allowed as a refund or credit against a Shareholder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences to Non-U.S. Holders of Owning and Disposing of Trust Common Shares after the Election

Distributions on the Trust common shares

Dividends or other distributions of cash or property, other than certain pro rata dividends or other distributions of Trust common shares, that are paid on the Trust common shares will be taxable as dividends for U.S. federal income tax purposes to the extent paid from the C-Trust’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to the requirements under FATCA (as defined below) and with respect to effectively connected dividends, each of which are discussed below, distributions paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If the amount of a dividend or other distribution exceeds the Trust’s current and accumulated earnings and profits, such excess first will be treated as a tax-free return of capital to the extent of the Non-U.S. Holder’s tax basis in the Trust common shares, and thereafter will be treated as capital gain. To obtain a reduced rate of withholding under an applicable income tax treaty for dividends paid, a Non-U.S. Holder will be required to provide an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable (or applicable successor form), certifying its entitlement to benefits under such treaty. The withholding of U.S. federal income tax does not apply to dividends paid to a Non-U.S. Holder who provides an Internal Revenue Service Form W-8ECI (or applicable successor form), certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, where a treaty applies, are attributable to a United States permanent establishment of the Non-U.S. Holder). Instead, the effectively connected dividends, net of specified deductions and credits, will be subject to regular U.S. federal income tax at the regular U.S. federal income tax rates applicable to U.S. residents. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) of its “effectively connected earnings and profits” for the taxable year, subject to certain adjustments.

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Gain or Loss on Disposition of the Trust Common Shares

A Non-U.S. Holder will generally not be subject to U.S. federal income tax with respect to gain recognized from the sale or exchange of Trust common shares unless the gain is effectively connected with such Non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case gain will be subject to taxation at regular U.S. federal income tax rates and may also be subject to a “branch profits tax” at a 30% rate (or a reduced rate under an applicable tax treaty).

Information Reporting and Backup Withholding

Subject to the FATCA discussion below, a Non-U.S. Holder may be subject to backup withholding with respect to the proceeds from the sale of exchange of Trust common shares, unless, generally, the Non-U.S. Holder or other payee certifies under penalties of perjury on the appropriate IRS Form W-8 that such Non-U.S. Holder or other payee is not a U.S. person or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against the Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. Non-U.S. Holders are urged to consult their own tax advisors regarding the application of the information reporting and backup withholding rules.

FATCA

Provisions of the Code commonly known as the Foreign Account Tax Compliance Act (“FATCA”) generally impose a U.S. federal withholding tax at a rate of 30% on payments of dividends or gross proceeds from the disposition of our Trust common shares paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” such foreign entity undertakes certain due diligence, reporting, withholding and certification obligations; (ii) if the foreign entity is not a “foreign financial institution,” such foreign entity identifies any “substantial” owner (generally, any specified U.S. person who owns, directly or indirectly, more than a specified percentage of such entity), or (iii) the foreign entity is otherwise exempt under FATCA.

Under certain circumstances, a Non-U.S. Holder may be eligible for refunds or credits of the tax, and a Non-U.S. Holder might be required to file a United States federal income tax return to claim such refunds or credits. An intergovernmental agreement between the United States and an applicable foreign country may modify the requirements described in this paragraph. Non-U.S. Holders are urged to consult their own tax advisors regarding the possible implications of FATCA on their investment in the C-Trust’s Trust common shares, and the entities through which they hold such stock, including, the process and deadlines for meeting the applicable requirements to prevent the imposition of the 30% withholding tax under FATCA.

Proposed Treasury regulations provide that the gross proceeds from a disposition of stock, such as the Trust common shares, is not subject to the 30% U.S. federal withholding tax described above. With limited exceptions, the IRS and Treasury Department provide that taxpayers may general rely on these proposed Treasury regulations until final Treasury regulations are issued.

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding common shares present in person electronically or by proxy at the Special Meeting is required to approve the amendments to the Trust Agreement described in Proposal 1.

Recommendation of the Board

Our Board recommends that you vote FOR the amendments to the Trust Agreement described in Proposal 1.

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PROPOSAL 2: AMENDMENTS TO THE TRUST AGREEMENT authorizing Conversion of Trust

General

On May 19, 2021, the Board approved, subject to Shareholder approval of Proposal 1, this Proposal 2 and Proposal 3, amendments to the Trust Agreement to authorize the Company, acting through the Board, to, at its election in the future, cause the Trust to be converted to a corporation (the “Conversion”), without further approval of the Shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement. All of the above amendments are reflected in the form of Third Amended and Restated Trust Agreement of the Trust attached hereto as Exhibit A, which we urge you to read carefully in its entirety.

Authorization of Amendments to Trust Agreement for Future Conversion of Trust to Corporation

The Trust currently is a statutory trust organized under the laws of the State of Delaware. The Trust Agreement, if amended pursuant to Proposal 2, will authorize the Board to, at its election in the future, without further action by the Shareholders:

●	cause the Trust to be converted to a corporation, through direct conversion, merger into, or conveyance of all assets to, a corporation which otherwise has no assets, liabilities or operations at the time;

●	convert or exchange the Trust shares into or for shares of stock of one or more classes in such corporation; and

●	adopt the organizational documents of the corporation with terms that provide the shareholders and the holder of the allocation interests in the Company with substantially similar rights and obligations as the Trust Agreement and the LLC Agreement (including to reflect the election of directors of such corporation directly by the stockholders of such corporation rather than through the Trust Agreement and the LLC Agreement), with any such alterations thereto as are required by the laws governing such corporation or determined by the Board to be in the best interests of the Trust and the shareholders.

The above description of the amendments as proposed by Proposal 2 is subject to the full amendments reflected in Sections 7.1 and 10.2 of the Trust Agreement in Exhibit A attached hereto.

The approval of Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 3 by the Shareholders.

Reasons of the Proposal

The Board believes that it is in the best interests of the Trust and its shareholders to adopt the amendments to the Trust Agreement described in Proposal 2 so that the Board would be able to convert the Trust to a corporation at a future date if the Board determines that it is in the best interests of the Trust and its shareholders to do so.

The Trust, which will be treated as a corporation for U.S. federal income tax purposes after the Election, is the sole owner of 100% of the trust interests of the Company. Pursuant to the LLC Agreement, the Trust owns an identical number of trust interests in the Company as exist for the number of outstanding shares of the Trust. The Company is the operating entity with the Board whose corporate governance responsibilities are similar to that of a Delaware corporation. The Company’s Board oversees the management of the Company and our businesses and the performance of Compass Group Management LLC, which is our manager.

While the Board has no current intention to convert the Trust to a corporation, circumstances may change in the future, as a result of which it would be in the best interests of the Trust and its shareholders, as determined by the Board, to implement the Conversion to further align the Trust’s tax treatment with its form of business entity.

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Effects of the Proposal

If the Shareholders approve Proposal 2, which is conditioned upon the approval of Proposal 1 and Proposal 3 by the Shareholders, and the Board determines that it is in the best interests of the Trust and its shareholders to do so, the Conversion will be carried out after the Trust has already elected to be treated as a corporation for U.S. federal income tax purposes. The principal effects of the Conversion would be as follows:

●	The affairs of the Trust will cease to be governed by the Delaware Statutory Trust Act and the Trust Agreement and, following the Conversion, will be governed by the corporate laws of the applicable jurisdiction and the corresponding organizational documents required to be adopted thereunder.

●	The corporation to which the Trust has converted will continue with all of the rights, privileges and powers of the Trust, possess all of the properties of the Trust, and continue with all of the liabilities and duties of the Trust.

●	All of the Trust common shares will be converted into shares of common stock of the corporation, with substantially the same terms, except as required by the laws governing such corporation or determined by the Board to be in the best interests of the Trust and the shareholders.

●	Each series of Trust preferred shares will be converted into a corresponding series of preferred stock of the corporation, with substantially similar terms.

●	The corporation will have its own board of directors that are directly elected by its stockholders. The corporation may issue a separate class of stock to the allocation member of the Company to replicate, at the corporation, the existing right of the allocation member to designate director(s) of the Company.

●	The corporation will continue to file and furnish periodic reports and other documents with the SEC and provide to its stockholders the same type of information that was previously filed, furnished and provided by the Trust.

●	The corporation will continue to be a publicly-held entity and its common stock and applicable preferred stock will continue to be listed and traded on the New York Stock Exchange (the “NYSE”).

The Company, acting through the Board, would effect the Conversion, if any, in accordance with the Delaware Statutory Trust Act, the Trust Agreement and the corporate laws of the applicable jurisdiction at such time, if any, as the Board determines to be in the best interests of the Trust and its shareholders. Such Conversion will not substantially change the rights and obligations of the shareholders of the Trust, except as required by the laws governing the corporation or determined by the Board to be in the best interests of the Trust and the shareholders.

Governance after the Conversion

The organizational documents of the corporation, as determined by the Board, will generally replicate the rights and obligations that the Trust’s shareholders have under the Trust Agreement, with alterations thereto as are required by the laws governing such corporation or determined by the Board to be in the best interests of the Trust and the shareholders. The corporation will have its own board of directors that are directly elected by its stockholders. The organizational documents of the corporation may provide for the issuance of a separate class of stock to the allocation member of the Company to replicate the existing right of the allocation member to designate director(s) of the Company.

At the effective time of the Conversion, the initial directors of the corporation will be the directors of the Board immediately prior to such effective time, who will hold office until the next annual meeting of stockholders of the corporation for the election of directors.

Stock Exchange Listing

The Trust common shares, which will convert into shares of the corporation’s common stock, are expected to continue to trade on the NYSE under the same ticker symbol “CODI.” Each series of preferred shares of the Trust, which will convert into a corresponding series of preferred stock of the corporation, is expected to continue to trade on the NYSE under the same ticker symbol upon the effective time of the Conversion, if it is traded on the NYSE immediately prior to such effective time.

Comparison of Rights of Shareholders Before and After the Conversion

We do not expect any material changes to the rights of shareholders of the Trust as a result of the Conversion except as follows:

●	Changes Required by Corporate Laws of Applicable Jurisdiction of the Corporation. Upon the Conversion, the affairs of the Trust will cease to be governed by the Trust Agreement and the Delaware Statutory Trust Act and the corporation resulting from the Conversion will be governed by a certificate or articles of incorporation and bylaws (or similar organizational documents), which are generally required under corporate laws of any jurisdiction. While such organizational documents of the corporation will generally replicate the rights and obligations that the Trust’s shareholders have under the Trust Agreement, corporate laws typically set forth certain stockholder rights which cannot be modified and impose certain other requirements which cannot be changed. Therefore, on the one hand, if Proposal 2 is approved by the Shareholders and the Board implements the Conversion in the future, stockholders of the corporation resulting from the Conversion might receive different or a different level of stockholder rights as compared with the shareholder rights of the Trust to the extent required by the corporate laws of the applicable jurisdiction. For example, the stockholders of the corporation resulting from the Conversion may receive appraisal rights typically associated with a stockholder of a corporation, or a voting right on business combinations with an approval standard higher than what the Trust’s shareholders currently have under the Trust Agreement. On the other hand, we will replicate the substantive rights and obligations that the Trust’s shareholders have under the Trust Agreement to the extent allowed under the applicable corporate laws governing the corporation resulting from the Conversion and determined to be in the best interests of the Trust and the shareholders. For example, for the board of directors of the corporation, which are generally required under corporate laws of any jurisdiction, we will replicate the current Board of the Company and its existing committees to the extent practicable.

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●	Changes Determined by the Board to Be in the Best Interests of the Trust and the Shareholders. Notwithstanding the foregoing, if Proposal 2 is approved and the Board implements the Conversion, the Board will also be authorized to adjust the terms of the Conversion, in its sole discretion, as determined by the Board to be in the best interests of the Trust and the shareholders.

Risk Factors Related to the Proposal

In addition to the other information included and incorporated by reference into this proxy statement, you should carefully consider the following risks. In addition, you should read and carefully consider the risks associated with us and our business. These risks can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other filings with the SEC, which are incorporated by reference into this proxy statement. For further information regarding the documents incorporated into this proxy statement by reference, please see the sections titled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference.” Realization of any of the risks described below or any of the risks or events described in the documents incorporated by reference could have a material adverse effect on our business, financial condition, cash flows and results of operations, and could result in a decline in the trading prices of the shares of the Trust.

If the Shareholders approve Proposal 2, the Board will have the power to cause the Trust to be converted to a corporation in its sole discretion in ways with which you may disagree.

As a holder of Trust common shares, you may disagree with the terms of the Conversion to be implemented by the Board in the future, and you may disagree with the Board’s determination that the terms of the Conversion are not materially adverse to you as a shareholder or that they are in the best interests of the Trust and the shareholders. Your recourse, if you disagree, will be limited because our Trust Agreement, as amended by Proposal 2, will give broad authority and discretion to our Board to implement the Conversion as long as the Board determines that it will be in the best interests of the Trust and the shareholders to do so.

The rights of holders of Trust common shares who become holders of common stock of the corporation resulting from the Conversion upon the effective time of the Conversion will be governed by the organizational documents of the corporation required to be adopted under the corporate laws of the applicable jurisdiction, and certain rights of holders of common stock may be less favorable than those rights granted to holders of Trust common shares pursuant to the Trust Agreement.

Holders of Trust common shares who receive common stock in the Conversion will become subject to the corporate laws of the jurisdiction in which the corporation resulting from the Conversion is incorporated, and will be governed by the organizational documents of the corporation required to be adopted thereunder, rather than the Delaware Statutory Trust Act and the Trust Agreement. As a result, there will be differences between the current rights of the holders of Trust common shares under the Delaware Statutory Trust Act and the Trust Agreement and the rights they will have as holders of common stock under the corporate laws of the jurisdiction in which the corporation is incorporated and the organizational documents of the corporation. We cannot assure you that no rights of holders of common stock of such corporation will be less favorable than those rights then existing for holders of Trust common shares. For more information describing the differences between the rights of holders of Trust common shares and the rights of holders of common stock under the organizational documents of the corporation, see the section entitled “—Comparison of Rights of Shareholders Before and After the Conversion” above.

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Material U.S. Federal Income Tax Consequences of the Conversion

If the Shareholders approve Proposal 2 and the Board implements the Conversion, the Board will attempt to structure the Conversion so that it qualifies as a tax-free reorganization for U.S. federal income tax purposes. However, there is no assurance that the Board will be able to do so.

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding common shares present in person electronically or by proxy at the Special Meeting is required to approve the amendments to the Trust Agreement described in Proposal 2.

Recommendation of the Board

Our Board recommends that you vote FOR the amendments to the Trust Agreement described in Proposal 2.

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PROPOSAL 3: AMENDMENTS TO THE LLC AGREEMENT for Conversion of Trust

General

On May 19, 2021, the Board approved, subject to Shareholder approval of Proposal 1, Proposal 2 and this Proposal 3, amendments to the LLC Agreement, including amendments to Article 12 of the LLC Agreement, to authorize the Board to, if the Trust implements the Conversion, amend the LLC Agreement as the Board determines is necessary or appropriate to reflect such Conversion, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company). The Board also approved other amendments to the LLC Agreement to incorporate certain other changes, which amendments do not require the approval of the Trust or the Shareholders and are not part of Proposal 3. All of the above amendments are reflected in the form of the Sixth Amended and Restated Operating Agreement of the Company attached hereto as Exhibit B, which we urge you to read carefully in its entirety.

Authorization of Amendments to LLC Agreement for Conversion of Trust

The LLC Agreement currently contemplates that the Trust, as the holder of all the trust interests in the Company, is a Delaware statutory trust, and that the Trust is managed by the Company, acting through the Board. The LLC Agreement, if amended pursuant to Proposal 3, would authorize the Board, without further action by the Company’s members (other than in certain circumstances, the allocation member of the Company) or the Shareholders, to amend the LLC Agreement as the Board determines is necessary or appropriate to reflect the Conversion if the Trust implements such Conversion.

The above description of the amendments as proposed by Proposal 3 is subject to the full amendments reflected in Article 12 of the LLC Agreement in Exhibit B attached hereto.

The approval of Proposal 3 is conditioned upon the approval of Proposal 1 and Proposal 2 by the Shareholders.

Further Amendment to LLC Agreement to Be Effected without Shareholder Approval

The Board has approved that, regardless of whether Proposal 1, Proposal 2 or Proposal 3 is approved by the Shareholders, the LLC Agreement will be further amended to incorporate certain changes in sections of the LLC Agreement not included in Proposal 3 (the “Ancillary Modifications to LLC Agreement”) (subject to, in certain circumstances, consent of the allocation member of the Company), including the following:

●	Updating the provisions related to the Company's name in Section 1.2(a), indemnification in Section 6.22, limitation in liability of officers in Section 6.23, notice of member business and director nominations in Section 9.8, inspection of books and records by members in Section 11.1 and tax matters in Sections 5.3, 11.4, Article 13 and 14.4;

●	Adding exclusive jurisdiction and forum selection provisions in Section 15.9;

●	Updating the information of the parties to the LLC Agreement;

●	Deleting unnecessary and obsolete references in the LLC Agreement; and

●	Making conforming changes and other technical or clean-up changes.

Under the terms of the LLC Agreement and the Trust Agreement, the Ancillary Modifications to LLC Agreement do not require Trust or Shareholder approval and are not part of Proposal 3. If all of Proposal 1, Proposal 2 and Proposal 3 are approved by the Shareholders, the LLC Agreement will be amended and restated to reflect Proposal 3 and the Ancillary Modifications to LLC Agreement, as set forth in Exhibit B hereto, where proposed additions are indicated by underlining and proposed deletions are indicated by overstriking. If any of Proposal 1, Proposal 2 or Proposal 3 is not approved by the Shareholders, only the Ancillary Modifications to LLC Agreement will be made to the LLC Agreement.

Reasons of the Proposal

Under Proposal 2 and Proposal 3, the Shareholder approvals of which are conditioned upon one another and are both conditioned upon Shareholder approvals of Proposal 1, the Board will be authorized to, if the Trust implements the Conversion, amend the LLC Agreement as the Board determines is necessary or appropriate to reflect such Conversion. Therefore, the Board believes that, for the same reasons the Board is recommending that the Shareholders of the Trust adopt the amendments to the Trust Agreement described in Proposal 2, it is in the best interests of the Company, the members of the Company, the Trust and the shareholders of the Trust to adopt the amendments to the LLC Agreement described in Proposal 3. See “Proposal 2: Amendments to the Trust Agreement authorizing Conversion of Trust—Reasons of the Proposal.”

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Effects of the Proposal

See “Proposal 2: Amendments to the Trust Agreement Authorizing Conversion of Trust—Effects of the Proposal,” “—Risk Factors Related to the Proposal” and “—Material U.S. Federal Income Tax Consequences of the Conversion.”

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding common shares present in person electronically or by proxy at the Special Meeting is required to approve the amendments to the LLC Agreement described in Proposal 3.

Recommendation of the Board

Our Board recommends that you vote FOR the amendments to the LLC Agreement described in Proposal 3.

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PROPOSAL 4: ADJOURNMENT OF THE SPECIAL MEETING

A proposal will be submitted to the Shareholders at the Special Meeting to approve the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, Proposal 2 or Proposal 3. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used at the Special Meeting.

Required Vote for Shareholder Approval

The affirmative vote of a majority of the outstanding common shares present in person electronically or by proxy at the Special Meeting is required to approve the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies.

Recommendation of the Board

Our Board recommends that you vote FOR the approval of the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, Proposal 2 or Proposal 3.

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SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of Trust common shares by each person who is known to us to be the beneficial owner of more than five percent of the outstanding Trust common shares, each of our directors and executive officers, and our directors and executive officers as a group as of [March 31], 2021, based on [64,900,000] common shares issued and outstanding. All holders of Trust common shares are entitled to one vote per share on all matters submitted to a vote of holders of Trust common shares. The voting rights attached to Trust common shares held by our directors, executive officers or major shareholders do not differ from those that attach to Trust common shares held by any other holder. Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “beneficial ownership” includes common shares for which the individual, directly or indirectly, has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the common shares, whether or not the common shares are held for the individual’s benefit. The address for each director and executive officer is 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares Outstanding
5% Beneficial Owners
CGI Diversified Holdings, LP(1)	8,264,819	12.7%
American Century Investment Management, Inc.(2)	4,607,798	7.1%
Directors, Nominees and Executive Officers:
C. Sean Day(3)	621,213	*
James J. Bottiglieri	74,143	*
Harold S. Edwards	62,465	*
D. Eugene Ewing(4)	84,449	*
Sarah G. McCoy	21,182	*
Gordon M. Burns(5)	36,169	*
Ryan J. Faulkingham(6)	21,841	*
Larry L. Enterline	8,976	*
Elias J. Sabo(7)	815,150	1.3%
All Directors, Nominees and Executive Officers as a Group	1,745,588	2.7%

*Less than 1%.

(1)	CGI Diversified Holdings, LP is owned by Anholt Investments Ltd. (“Anholt”), its sole limited partner, and Navco Management, Ltd. (“Navco”), its general partner. Anholt and Navco are wholly owned by Kattegat Limited, a Bermudian exempt company. Kattegat Limited was formed for the purpose of holding and managing the endowed assets of The Kattegat Trust and is wholly owned by The Kattegat Trust. Path Spirit Limited (“Path”) is the trust protector for The Kattegat Trust. CGI Diversified Holdings, LP, Anholt, Navco and Path share voting and investment power with respect to all 8,291,206 shares. The mailing address for CGI Diversified Holdings, LP, Anholt and Navco is Belvedere Building, 4th Floor, 69 Pitts Bay Road, Hamilton HM08, Bermuda. Path Spirit Limited is the ultimate controlling person of CGI Magyar Holdings LLC. The address for Path is 10 Norwich Street, London, EC4A 1BD, United Kingdom. This information is based on a Form 4 filed by CGI Diversified Holdings, LP on March 11, 2021 and a Form 13D/A filed by CGI Diversified Holdings, LP on February 7, 2017.

(2)	The address for American Century Investment Management, Inc. is 4500 Main Street 9th Floor, Kansas City, Missouri, 64111. This information is based on a Schedule 13G/A filed by American Century Investment Management, Inc on February 11, 2021. American Century Investment Management, Inc has sole investment power over 4,607,798 shares, shared investment power over 0 shares, sole voting power over 4,424,426 shares and shared voting power over 0 shares.

(3)	464,650 of these shares are beneficially owned directly by Mr. Day and 156,563 additional shares are beneficially owned by Mr. Day through the Day Family 2007 Irrevocable Trust.

(4)	17,000 of these shares are beneficially owned by Mr. Ewing and directly owned by Mr. Ewing’s spouse.

(5)	12,552 of these shares are beneficially owned directly by Mr. Burns, 23,617 of these shares are beneficially owned by Mr. Burns through the Gordon M. Burns 2009 Revocable Trust.

(6)	787 of these shares are beneficially owned by Mr. Faulkingham and directly by Mr. Faulkingham’s spouse.

(7)	229,601 of these shares are owned by Compass Group Management LLC (“CGM”), as to which Mr. Sabo is the managing and controlling member of CGM. Mr. Sabo disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

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As of [March 31], 2021, the Trust had 4,000,000 Series A Preferred Shares, 4,000,000 Series B Preferred Shares and 4,600,000 Series C Preferred Shares outstanding, and the Company had an equal number of trust preferred interests outstanding held by the Trust of the same class and series, and with corresponding rights, powers and duties, as each series of preferred shares referenced above.

The following table sets forth information regarding the beneficial ownership of our Series B Preferred Shares by each of our directors and executive officers, and our directors and executive officers as a group as of [March 31], 2021, based on 4,000,000 Series B Preferred Shares issued and outstanding. Our Series B Preferred Shares are not convertible into common shares and the holders of the Series B Preferred Shares are only entitled to limited voting rights, as provided in the share designation. The address for each director and executive officer is 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
Directors, Nominees and Executive Officers:
Gordon M. Burns(1)	23,297	*
All Directors, Nominees and Executive Officers as a Group	23,297	*

*Less than 1%.

(1)	All of these shares are beneficially owned by Mr. Burns through the Gordon M. Burns 2009 Revocable Trust.

The following table sets forth information regarding the beneficial ownership of our Series C Preferred Shares by each of our directors and executive officers, and our directors and executive officers as a group as of [March 31], 2021, based on 4,600,000 Series C Preferred Shares issued and outstanding. Our Series C Preferred Shares are not convertible into common shares and the holders of the Series C Preferred Shares are only entitled to limited voting rights, as provided in the share designation. The address for each director and executive officer is 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
Directors, Nominees and Executive Officers:
Gordon M. Burns(1)	2,500	*
D. Eugene Ewing	4,000	*
All Directors, Nominees and Executive Officers as a Group	6,500	*

*Less than 1%.

(1)	All of these shares are beneficially owned by Mr. Burns through the Gordon M. Burns 2009 Revocable Trust.

The following table sets forth certain information as of March 31, 2021 regarding the beneficial ownership of the Company’s two classes of equity interests

	Number of Interests(1)	Percent of Class
Sostratus LLC
Allocation interests(2)	1,000	100%
Trust interests	—	—
Compass Diversified Holdings(3)
Allocation interests	—	—
Trust interests	64,900,000	100%

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(1)	Compass Group Diversified Holdings LLC has two classes of equity interests: allocation interests and trust interests.

(2)	Mr. Sabo may be deemed to be the beneficial owner of approximately 17% of the allocation interests. Mr. Day may be deemed to be the beneficial owner of 5% of the allocation interests as he indirectly shares in 5% of the proceeds of the allocation interests. Mr. Faulkingham may be deemed to be the beneficial owner of approximately 3% of the allocation interests as he indirectly shares in approximately 3% of the proceeds of the allocation interests.

(3)	Each beneficial interest in the Trust corresponds to one underlying trust interest of the Company. Unless the Trust is dissolved, it must always remain the sole holder of 100% of the trust interests and the Company will have outstanding the identical number of trust interests as the number of outstanding shares of stock of the Trust. As a result of the corresponding interests between shares and trust interests, each holder of shares identified in the table above relating to the Trust is deemed to beneficially own a correspondingly proportionate interest in the Company.

The following table sets forth certain information as of [March 31], 2021 regarding the beneficial ownership by Mr. Day of equity interests in the parent of Advanced Circuits, Inc., one of our subsidiary businesses.

Owner	Entity	Number of Shares(1)	Percent of Class
C. Sean Day	Compass AC Holdings, Inc. (sole shareholder of Advanced Circuits, Inc.), Series B Common Stock	10,000	0.8%

(1)	Mr. Day is the direct owner of 6,480 shares of Series B Common Stock and Mr. Day’s children are the owners in the aggregate of 3,520 shares of Series B Common Stock.

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SHAREHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

To be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than December 16, 2021. In order to be included in Company-sponsored proxy materials, shareholder proposals will need to comply with Rule 14a-8 promulgated under the Exchange Act. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to shareholders. No other business (other than matters included in our proxy statement in accordance with Rule 14a-8) may be presented for action at the annual meeting unless a shareholder gives timely notice of the proposal in writing to the Secretary. To be timely, a shareholder’s notice is required to be delivered to the Secretary not less than 120 days and no more than 150 days prior to the first anniversary of the preceding year’s annual meeting. Shareholder proposals should be sent to the Secretary at Compass Group Diversified Holdings LLC, 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880, Attention: Investor Relations.

OTHER MATTERS

We know of no other business that will be brought before the Special Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will, at their discretion and in accordance with their best judgment, vote upon such proposal.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We and some brokers have adopted “householding,” a procedure under which shareholders who have the same address will receive a single set of Proxy Materials, unless one or more of these shareholders provides notice that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate set of these Proxy Materials, or if you wish to receive separate copies of future notices, annual reports and proxy statements, please call 1-800-542-1061 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of Proxy Materials who wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions, Inc. at the address or telephone number listed above. If you hold your common shares through a broker, bank or other nominee, please contact your broker, bank, or other nominee to request information about householding.

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PURPOSE OF MEETING

As described in more detail in this proxy statement, the Special Meeting is being held for the following purposes:

●	to approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the Shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement (“Proposal 1”);

●	to approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the Shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement (“Proposal 2”);

●	to approve amendments to the LLC Agreement to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company, including amendments to Article 12 of the LLC Agreement (“Proposal 3”);

●	to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3 (“Proposal 4”); and

●	to transact such other business as may properly come before the meeting.

VOTING INFORMATION

Broadridge Financial Solutions, Inc., which we refer to as Broadridge, has been selected as our inspector of election. As part of its responsibilities, Broadridge is required to independently verify that you are a Shareholder eligible to attend the Special Meeting, and to determine whether you may vote electronically at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [___], [______], 2021: The Proxy Materials are available at www.proxyvote.com. Enter the 16-digit control number located on the proxy card.

Representatives of Grant Thornton LLP, our independent auditor for the fiscal year ending December 31, 2021 and the fiscal year ended December 31, 2020, are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Voting by Proxy

If at the close of business on [______], 2021, you were a Shareholder of record or held common shares through a broker, bank or other nominee, you may vote your common shares by proxy through the Internet, by telephone or by mail, or you may vote electronically during the Special Meeting at www.virtualshareholdermeeting.com/CODI2021SM when you enter the control number that appears on the proxy card or the voting instructions that have been provided to you. For common shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. To reduce our administrative costs and help the environment by conserving natural resources, we ask that you vote your common shares by proxy through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described in this proxy statement.

If you are a Shareholder of record or hold common shares through a broker, bank or other nominee and are voting by proxy, your vote must be received by 11:59 p.m., Eastern Time, on [______], 2021 to be counted.

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To vote by proxy:

BY INTERNET

●	Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

●	You will need the 16-digit control number included on your proxy card to vote online.

BY TELEPHONE

●	From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

●	You will need the 16-digit control number included on your proxy card in order to vote by telephone.

BY MAIL

●	Mark your selections on the proxy card that accompanies this proxy statement.

●	Date and sign your name exactly as it appears on your proxy card.

●	Mail the proxy card in the enclosed postage-paid envelope provided to you.

Electronically Attending the Special Meeting

The Special Meeting is being hosted via the Internet. There will not be a traditional in-person meeting. A summary of the information you need to attend the Special Meeting online is provided below:

●	Any Shareholder can attend the Special Meeting via the Internet at www.virtualshareholdermeeting.com/CODI2021SM

●	We encourage you to access the Special Meeting online prior to its start time.

●	The Special Meeting starts at 11:00 a.m., Eastern Time.

●	Shareholders may vote while attending the Special Meeting on the Internet.

●	Please have the control number that appears on the proxy card or voting instructions that you have been provided in order to join the Special Meeting.

●	Instructions on how to attend and participate in the Special Meeting via the Internet are posted at www.virtualshareholdermeeting.com/CODI2021SM

●	Questions regarding how to attend and participate in the Special Meeting via the Internet will be answered by calling 800-321-8022 on the day of the Special Meeting.

●	A replay of the Special Meeting will be available on our website for a period of ten (10) days following the Special Meeting.

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APPOINTMENT OF PROXY

Shareholders of Record. We encourage you to appoint a proxy to vote your common shares on your behalf at the Special Meeting by promptly submitting the enclosed proxy card, which is solicited by the Company’s board of directors, which we refer to as our Board or the Board, and which, when properly completed, signed, dated and returned to us, will ensure that your common shares are voted as you direct. We strongly encourage you to return your completed proxy to us regardless of whether you will electronically attend the Special Meeting to ensure that your common shares are represented and voted at the Special Meeting.

PLEASE RETURN YOUR PROXY CARD TO US IN THE ACCOMPANYING ENVELOPE, OR SUBMIT YOUR PROXY TO VOTE YOUR COMMON SHARES BY TELEPHONE OR ONLINE, NO LATER THAN 11:59 P.M., EASTERN TIME, ON [______], 2021. IF WE DO NOT RECEIVE YOUR PROXY CARD BY THAT TIME, YOUR PROXY WILL NOT BE VALID. IN THIS CASE, UNLESS YOU ELECTRONICALLY ATTEND THE SPECIAL MEETING, YOUR COMMON SHARES WILL NOT BE REPRESENTED OR VOTED AT THE SPECIAL MEETING.

The persons named in the proxy card have been designated as proxies by our Board. The designated proxies are officers of the Company. They will vote as directed by the completed proxy card.

If you wish to change your vote, you may do so by revoking your proxy before the Special Meeting. Please see “APPOINTMENT OF PROXY—Revocation of Proxy” below for more information.

Beneficial Owners. If you hold your common shares in street name, the proxy statement and related materials, which we refer to as the Proxy Materials, are being forwarded to you by your bank, broker or their appointed agent. You should also have received a voter instruction card instead of a proxy card. Your bank or broker will vote your common shares as you instruct on the voter instruction card. We strongly encourage you to promptly complete and return your voter instruction card to your bank or broker in accordance with their instructions so that your common shares are voted. You may also request a legal proxy from your bank or broker to vote electronically at the Special Meeting.

Voting by the Designated Proxies

The persons who are the designated proxies will vote as you direct in your proxy card or voter instruction card. Please note that proxy cards returned without voting directions, and without specifying a proxy to attend the Special Meeting and vote on your behalf, will be voted in accordance with the recommendations of our Board. Our Board recommends:

●	a vote FOR the approval of the amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the Shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions “Check-the-Box Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement (“Proposal 1”);

●	a vote FOR the approval of the amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the Shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement (“Proposal 2”);

●	a vote FOR the approval of the amendments to the LLC Agreement to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company, including amendments to Article 12 of the LLC Agreement (“Proposal 3”); and

●	a vote FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3 (“Proposal 4”).

If any other matter properly comes before the Special Meeting, your proxies will vote on that matter in their discretion.

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Revocation of Proxy

You may revoke or change your proxy before the Special Meeting by:

●	sending us a duly executed written notice of revocation prior to the Special Meeting;

●	electronically attending and voting at the Special Meeting; OR

●	ensuring that we receive from you, prior to 11:59 p.m., Eastern Time, on [______], 2021, a new proxy card with a later date, including receipt of a new proxy card submitted online.

Any written notice of revocation must be sent to the attention of Carrie W. Ryan, Secretary, Compass Group Diversified Holdings LLC, 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880 or by facsimile to (203) 221-8253.

APPROVAL OF PROPOSALS AND SOLICITATION

Each Shareholder who owned common shares of the Trust on [______], 2021, the record date for the determination of Shareholders entitled to vote at the Special Meeting, is entitled to one vote for each common share. On [March 31], 2021, we had [64,900,000] common shares of the Trust issued and outstanding that were held by approximately [45,000] beneficial holders.

Quorum

Under the Second Amended and Restated Trust Agreement of the Trust, dated as of December 6, 2016, as subsequently amended by share designations for preferred shares of the Trust, which we refer to as the Trust Agreement, the shareholders present in person electronically or by proxy holding a majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at a meeting of shareholders of the Trust. The Chairman of the Board or the holders of a majority of the outstanding shares of the Trust entitled to vote so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Trust’s Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares are not “Outstanding Voting Shares” for purposes of the Trust Agreement and are not entitled to vote at the Special Meeting. Under the terms of the Fifth Amended and Restated Operating Agreement of the Company, dated as of December 6, 2016, as subsequently amended by trust interest designations for trust preferred interests of the Company, which we refer to as the LLC Agreement, the Company’s 7.250% Series A Trust Preferred Interests (the “Series A Trust Preferred Interests”), 7.875% Series B Fixed-to-Floating Rate Cumulative Trust Preferred Interests (the “Series B Trust Preferred Interests”) and 7.875% Series C Cumulative Trust Preferred Interests (the “Series C Trust Preferred Interests”) are not “Voting Trust Interests” for purposes of the LLC Agreement and are not entitled to vote at the Company’s members meeting. Holders of common shares of the Trust are the only shareholders entitled to vote at the Special Meeting.

Common shares represented by proxies that are marked “abstain” will be counted as common shares present for purposes of determining the presence of a quorum. Common shares of the Trust that are represented by broker non-votes will not be counted as common shares present for purposes of determining the presence of a quorum at the Special Meeting. A broker non-vote occurs when the broker holding common shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power to vote on that proposal without specific voting instructions from the beneficial owner. Proposal 1, Proposal 2, Proposal 3 and Proposal 4 described in this proxy are all non-discretionary items.

Approval of Proposals

For each of the proposals on the amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes (Proposal 1), the amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation without further approval by the Shareholders (Proposal 2), the amendments to the LLC Agreement to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company (Proposal 3), and the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies (Proposal 4), the affirmative vote of a majority of the outstanding common shares present in person electronically or represented by proxy at the Special Meeting is required. With the exception of director elections and certain business combinations, as such term is defined in the Trust Agreement, any other proposal that properly comes before the Special Meeting must be approved by the affirmative vote of a majority of the outstanding common shares present in person electronically or represented by proxy at the Special Meeting.

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Each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 requires the affirmative vote of a majority of the outstanding common shares present in person electronically or by proxy, and therefore, an abstention is the same as a vote “Against” a proposal. A broker non-vote will not be counted towards shares present and will have no effect on any proposal.

Under the terms of the LLC Agreement and the Trust Agreement, with respect to those matters subject to vote by the Trust as a member of the Company, the Trust will vote pursuant to the direction of the shareholders of the Trust entitled to vote thereon. The Trust Agreement requires the Trust to vote 100% of the limited liability company interests of the Company issued to the Trust, or the trust interests, in the same proportion as such trust interests are directed to be voted by the shareholders of the Trust entitled to vote thereon. In this way the voting rights of the Trust as a member of the Company will effectively be exercised by the shareholders of the Trust. For Proposal 3, the amendments to the LLC Agreement, the LLC Agreement requires the affirmative vote of members of the Company holding a majority of the then outstanding trust interests present in person electronically or represented by proxy at a meeting of the members. The Trust will vote its trust interests as directed by the Shareholders at the Company’s members’ meeting promptly following the tabulation of votes cast at the Special Meeting.

All votes will be tabulated by Broadridge, the proxy tabulator and inspector of election appointed for the Special Meeting. Broadridge will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Interests of the Company’s Directors, Officers and Affiliates in the Proposals

The Company is not aware of any substantial direct interest by security holdings or otherwise, of any director, officer or any of their affiliates in the proposals in the proxy statement except that certain directors, officers or any of their affiliates may be deemed to have indirect interest in the proposals given their ownership of Trust shares.

No Appraisal Rights

The Shareholders are not entitled to appraisal rights in connection with any proposal in the proxy statement.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of this proxy statement and the proxy card. We have also retained Broadridge to distribute copies of these Proxy Materials to banks, brokers, fiduciaries and custodians, or their agents holding common shares in their names on behalf of beneficial owners of common shares so that they may forward these Proxy Materials to the beneficial owners of common shares.

We may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by directors, officers and/or employees of our manager, Compass Group Management LLC. We will not pay any additional compensation to these individuals for any such services.

We also engaged [______] to assist in proxy solicitation and collection at a cost of $[______], plus out-of-pocket expenses.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We maintain an Internet website at http://www.compassdiversifiedholdings.com. The information on our website is not a part of this proxy statement (or any document incorporated by reference herein or therein).

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Exchange Act, we “incorporate by reference” into this proxy statement some of the information we file with the SEC, which means we may disclose important information to you by referring you to those filings. The information incorporated by reference is considered to be a part of this proxy statement. We incorporate by reference the documents listed below that have been filed with the SEC (excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act):

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021;

●	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on April 29, 2021;

●	our Current Reports on Form 8-K, filed with the SEC on January 4, 2021, March 1, 2021, March 2, 2021, March 4, 2021, March 23, 2021 and April 1, 2021; and

●	the description of the common shares representing undivided beneficial interests in the trust and the trust common interests of the company included in our Registration Statement on Form 8-A, filed on October 25, 2010, including any amendment or report filed for the purpose of updating such description;

●	the description of the 7.250% Series A Preferred Shares representing undivided beneficial interests in the trust and the 7.250% Series A Trust Preferred Interests of the company included in our Registration Statement on Form 8-A, filed on June 28, 2017, including any amendment or report filed for the purpose of updating such description;

●	the description of the 7.875 % Series B Fixed-to-Floating Rate Cumulative Preferred Shares representing undivided beneficial interests in the trust and the 7.875% Series B Fixed-to-Floating Rate Cumulative Trust Preferred Interests of the company included in our Registration Statement on Form 8-A, filed on March 13, 2018, including any amendment or report filed for the purpose of updating such description; and

●	the description of the 7.875 % Series C Cumulative Preferred Shares representing undivided beneficial interests in the trust and the 7.875% Series C Cumulative Trust Preferred Interests of the company included in our Registration Statement on Form 8-A, filed on November 20, 2019, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference any future filings (excluding any reports or portions thereof that will be “furnished” but not “filed” for purposes of the Exchange Act) we make with the SEC prior to our Special Meeting pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

Upon written or oral request, and within one business day of receipt of such request, we will provide by first class mail or other equally prompt means without charge a copy of any or all of the documents that are incorporated by reference into this proxy statement, other than exhibits unless specifically incorporated by reference into such documents. Requests should be directed to:

Compass Diversified Holdings

301 Riverside Avenue,

Westport, CT 06880

Telephone number (203) 221-1703

Attention: Investor Relations

 27

EXHIBIT A

~~SECOND~~THIRD AMENDED AND RESTATED TRUST AGREEMENT

OF

COMPASS DIVERSIFIED HOLDINGS

AMONG

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

as Sponsor,

BNY MELLON TRUST OF DELAWARE

as Delaware Trustee,

AND

THE REGULAR TRUSTEES NAMED HEREIN,

Dated as of ~~December 6, 2016~~[               ], 2021

ARTICLE I DEFINED TERMS		2

Section 1.1	Interpretations; Definitions	2

ARTICLE II ESTABLISHMENT OF THE TRUST		8

Section 2.1	Name	8

Section 2.2	Office of the Delaware Trustee; Principal Place of Business	8

Section 2.3	Trust to Be Sole Owner of Sponsor Interests	9

Section 2.4	Authorized Shares	~~8~~9

Section 2.5	Shareholders to be Bound	10

Section 2.6	Issuance of Additional Shares	10

Section 2.7	Repurchase of Outstanding Shares at Direction of the Sponsor	11

Section 2.8	Agreement of Trust	~~10~~11

Section 2.9	Authorization to Enter into Certain Transactions	12

Section 2.10	Title to Trust Property	~~12~~13

Section 2.11	~~Certain Covenants of the Sponsor~~Tax Matters	13

ARTICLE III DISTRIBUTIONS		~~13~~14

Section 3.1	Distributions	~~13~~14

Section 3.2	Payment Procedures	~~13~~14

Section 3.3	~~Tax Returns and Reports13~~Actions for Partnership Tax Periods	14

~~Section 3.4~~	~~Allocation of Profits and Losses.~~	~~15~~

ARTICLE IV SHARE CERTIFICATES		~~14~~15

Section 4.1	Share Certificates	~~14~~15

Section 4.2	Share Register	~~14~~15

Section 4.3	Transfer of Shares	16

Section 4.4	Mutilated, Lost, Destroyed or Stolen Share Certificates	~~15~~16

Section 4.5	Rights of Shareholders	~~15~~16

ARTICLE V MEETINGS; VOTING		17

Section 5.1	Annual Meetings of Shareholders	17

Section 5.2	Special Meetings of Shareholders	17

-i-

(continued)

Page

Section 5.3	Place of Meeting	~~16~~17

Section 5.4	Notice of Meeting	~~16~~17

Section 5.5	Quorum and Adjournment	~~17~~18

Section 5.6	Voting	19

Section 5.7	Proxies	~~18~~19

Section 5.8	Notice of Shareholder Business and Nominations	20

Section 5.9	Procedure for Election of Directors; Voting	~~22~~25

Section 5.10	Inspectors of Elections; Opening and Closing the Polls	~~22~~26

Section 5.11	Confidential Shareholder Voting	~~22~~26

Section 5.12	Waiver of Notice	~~23~~26

Section 5.13	Remote Communication	~~23~~27

Section 5.14	Action by Written Consent	~~23~~27

Section 5.15	Inspection of Records	~~24~~27

ARTICLE VI RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR AGREEMENTS AND BRING DERIVATIVE ACTION		~~24~~28

Section 6.1	Right to Institute Legal Proceeding	~~25~~28

Section 6.2	Ten Percent (10%) or More Shareholder	~~25~~28

ARTICLE VII SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS		~~25~~29

Section 7.1	Vote Generally Required	~~25~~29

Section 7.2	Vote for Business Combinations	~~25~~29

Section 7.3	Power of Continuing Directors	~~26~~30

Section 7.4	No Effect on Fiduciary Obligations	~~26~~30

ARTICLE VIII THE TRUSTEES		~~26~~30

Section 8.1	Certain Duties and Responsibilities	~~26~~30

Section 8.2	Not Responsible for Recitals or Issuance of Shares	~~28~~32

Section 8.3	May Hold Shares	~~28~~32

Section 8.4	Compensation; Indemnity; Fees	~~28~~32

Section 8.5	Delaware Trustee Required; Eligibility of Trustees	~~29~~33

-ii-

(continued)

Page

Section 8.6	Resignation and Removal; Appointment of Successor	~~29~~33

Section 8.7	Acceptance of Appointment by Successor	~~30~~34

Section 8.8	Merger, Conversion, Consolidation or Succession to Business	~~30~~34

Section 8.9	Number of Trustees	~~31~~35

Section 8.10	Delegation of Power	~~31~~35

Section 8.11	Resignation and Appointment of Regular Trustees	~~31~~35

ARTICLE IX TERMINATION AND DISSOLUTION		~~31~~36

Section 9.1	Termination or Dissolution	~~31~~36

Section 9.2	Circumstances Under Which Shares Shall Be Voluntarily Exchanged for Sponsor Interests	~~32~~36

Section 9.3	Circumstances Under Which Shares Shall Be Mandatorily Exchanged for Sponsor Interests	~~33~~37

Section 9.4	Early Termination	~~33~~37

Section 9.5	Termination of Obligations	~~33~~38

ARTICLE X MISCELLANEOUS PROVISIONS		~~34~~38

Section 10.1	Limitation of Rights of Shareholders	~~34~~38

Section 10.2	Amendment	~~34~~38

Section 10.3	Separability	~~35~~39

Section 10.4	Specific Performance	~~35~~39

Section 10.5	Governing Law~~35~~; Jurisdiction and Venue	39

Section 10.6	Successors	~~36~~41

Section 10.7	Headings	~~36~~41

Section 10.8	Communications, Notices and Demands	~~36~~41

Section 10.9	Counterpart Execution	~~37~~42

-iii-

~~SECOND~~THIRD AMENDED AND RESTATED TRUST AGREEMENT, dated as of ~~December 6, 2016~~[ ], 2021 (as amended, revised, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among COMPASS GROUP DIVERSIFIED HOLDINGS LLC, a Delaware limited liability company (the “Sponsor”), BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as Delaware trustee (in such capacity, the “Delaware Trustee”), and MR. ~~ALAN B. OFFENBERG~~ELIAS J. SABO and MR. RYAN J. FAULKINGHAM, as the regular trustees (each a “Regular Trustee~~”,~~," together “Regular Trustees” and, collectively with the Delaware Trustee, the “Trustees”).

The Sponsor and the Trustees hereby agree as follows:

WHEREAS, the Sponsor and the Trustees (or such Trustees' predecessors) heretofore duly declared and established Compass Diversified Holdings (the “Trust”), a statutory trust under the Delaware Statutory Trust Act, by entering into a trust agreement~~,~~ dated as of November 18, 2005 (the “Original Agreement”), and by executing and filing of a Certificate of Trust with the Secretary of State of the State of Delaware on November 18, 2005, for the purpose of owning the Sponsor Interests (as defined herein) and issuing Shares (as defined herein) of the Trust, in one or more series, each Share representing an undivided beneficial interest in the Trust Property;

WHEREAS, the Original Agreement was amended and restated by that certain Amended and Restated Trust Agreement dated April 25, 2006, which Amended and Restated Trust Agreement was amended by the First Amendment that was effective as of April 25, 2006, the Second Amendment that was effective as of September 14, 2007, the Third Amendment that was effective as of January 1, 2007 and the Fourth Amendment that was effective as of November 1, 2010 (as amended, the “~~Current~~Amended and Restated Agreement”);

WHEREAS, the ~~Sponsor~~Amended and ~~the Regular Trustees desire to amend and restate the Current~~Restated Agreement ~~in its entirety as set forth herein~~was amended and restated by that certain Second Amended and Restated Trust Agreement dated December 6, 2016 to provide for, among other things, the authorization and issuance of one or more classes or series of Preferred Shares (~~as defined herein) and other matters;~~the “Second Amended and Restated Agreement”);

WHEREAS, the Sponsor and the Regular Trustees ~~intend that~~desire to amend the Second Amended and Restated Agreement to, among other things, reflect the Sponsor's ability to elect, pursuant to the Treasury Regulations, for the Trust ~~function~~to be treated as a ~~pass-through entity structured to give the Shareholders (~~corporation for U.S. federal income tax purposes and allow for the Trust to file an election to be treated as ~~defined herein) similar rights and obligations, to the extent provided herein,~~an association taxable as ~~if they held~~a corporation for U.S. federal income tax purposes (the “Check-the-Box Election”);

WHEREAS, the Sponsor ~~Interests directly and the Sponsor~~ (and the ~~Trustees further intend that this Agreement, including the grant of rights to the Sponsor, the Board of Directors (as defined herein) and certain other Persons, be interpreted consistent with such intention; WHEREAS, the Board of Directors of the Sponsor) have determined that the CurrentSecond Amended and Restated Agreement should be amended and restated as provided herein pursuant to Section 10.2 hereof and , have determined that the adoption of this Agreement is in the best interests of the Trust and its Shareholders and have declared such amendments to be advisable;~~

WHEREAS, the holders of a majority of the Outstanding Voting Shares (as defined in the ~~Current~~Second Amended and Restated Agreement) present in person or represented by proxy at a meeting of the Shareholders (as defined in the ~~Current~~Second Amended and Restated Agreement) entitled to vote have affirmatively voted ~~for~~to approve the amendments to the ~~Current~~Second Amended and Restated Agreement ~~contained~~reflected herein requiring such Shareholder approval; and

WHEREAS, none of the amendments to the ~~Current~~Second Amended and Restated Agreement contained herein alter the rights, powers or immunities of the Delaware Trustee.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the ~~Current~~Second Amended and Restated Agreement is hereby amended and restated so as to read in its entirety as follows:

ARTICLE I

DEFINED TERMS

Section 1.1        Interpretations; Definitions

(a)        Interpretations. For all purposes of this Agreement (as defined herein), except as otherwise expressly provided or unless the context otherwise requires:

(i)        the terms defined in this Section 1.1 ~~and in Exhibit B~~ have the meanings assigned to them in this Section ~~and Exhibit B, respectively~~, and include the plural as well as the singular;

(ii)       unless the context otherwise requires, any reference to an "Article," "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Agreement;

(iii)      the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

(iv)      the term "including" is not limiting and means "including but not limited to".

(b)        Definitions.

"1933 Act Registration Statement" has the meaning set forth in Section 2.9 hereof.

"1934 Act Registration Statement" has the meaning set forth in Section 2.9 hereof.

"1940 Act" means the Investment Company Act of 1940, as amended.

"462(b) Registration Statement" has the meaning set forth in Section 2.9 hereof.

"Acquirer" has the meaning set forth in Section 9.3 hereof.

"Acquisition Exchange" has the meaning set forth in Section 9.3 hereof.

"Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general members or Persons exercising similar authority with respect to such Person.

"Agreement" has the meaning set forth in the preamble of this Agreement.

"Allocation Interests" has the meaning set forth in the Sponsor Agreement.

"Amended and Restated Agreement" has the meaning set forth in the recitals to this Agreement.

"Associate" has the meaning ascribed to such term in Rule 12b-2 of the Rules and Regulations promulgated under the Exchange Act.

"Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 of the Rules and Regulations promulgated under the Exchange Act.

"Board of Directors" means the Board of Directors of the Sponsor or any committee thereof that has been duly authorized by the Board of Directors to make a decision on the matter in question or bind the Sponsor as to the matter in question.

"Business Combination" means:

(i)         any merger or consolidation of the Trust with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

(ii)        any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any property or assets of the Trust having an aggregate Fair Market Value as of the date of consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date;

(iii)       the issuance or transfer by the Trust, the Sponsor or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value as of the date of consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iv)       any spin-off or split-up of any kind of the Trust thereof proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(v)        any reclassification of the Shares (including any reverse split of Shares) or recapitalization of the Trust or any merger or consolidation of the Trust with the Sponsor or any Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the proportionate share of Outstanding Shares which is beneficially owned by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(vi)       any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (iv) above.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

"Chairman" has the meaning set forth in the Sponsor Agreement.

"Check-the-Box Election" has the meaning set forth in the recitals to this Agreement.

"Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of law in effect in the future.

"Common Shares" means any Shares that are not Preferred Shares.

"Commission" means the U.S. Securities and Exchange Commission.

"Continuing Director" means (i) any director of the Sponsor who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a director of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

"Corresponding Shares" has the meaning set forth in Section 2.3(b) hereof.

"Delaware Statutory Trust Act" means chapter 38 of title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time.

"Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

"Distributions" means amounts payable in respect of the Shares as provided in Section 3.1 hereof.

"Early Termination Event" has the meaning set forth in Section 9.4 hereof.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date:

(i)           in the case of Shares, the average of the closing sale prices for such Shares during the ten (10) Business Days immediately preceding such date:

(A)	as reported for composite transactions by the New York Stock Exchange;

(B)	if such Shares are not so reported by the New York Stock Exchange, the price of Shares as reported, quoted or listed on any other principal U.S. national or regional securities exchange;

(C)	if such equity securities are not so reported, quoted or listed, the last quoted bid price for Shares in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

(ii)       if Shares are not so reported, quoted or listed, or in the case of any other Property, the fair market value of such Shares or such Property on the date in question as determined by a majority of the Board of Directors in good faith; provided, that if the ~~Manager~~holder of the Allocation Interests in the Sponsor shall dispute any such determination of fair market value by the Board of Directors, fair market value shall be determined by the investment banking or professional valuation firm selected by the Board of Directors from among no fewer than three qualified candidates provided by the ~~Manager~~holder of the Allocation Interests in the Sponsor.

"Fiscal Quarter" means the Sponsor's fiscal quarter for purposes of its reporting obligations under the Exchange Act.

"Future Investments" means contractual commitments to invest represented by definitive agreements.

"Indemnified ~~Persons~~Person" has the meaning set forth in Section 8.4 hereof.

"Interested Shareholder" means, as of any date, any Person (other than the Manager and ~~its~~the holder of the Allocation Interests in the Sponsor and their respective Affiliates, the Trust, the Sponsor or any Subsidiary of the Sponsor, any employee benefit plan maintained by the Sponsor or any Subsidiary thereof or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

(i)       is, or was at any time within the three-year period immediately prior to such date, the Beneficial Owner of fifteen percent (15%) or more of the then Outstanding Voting Shares and who did not become the Beneficial Owner of such amount of Shares pursuant to a transaction that was approved by the affirmative vote of a majority of the Board of Directors; or

(ii)       is an assignee of, or has otherwise succeeded to, any Outstanding Voting Shares of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to such date, if such assignment or succession occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

For the purpose of determining whether a Person is an Interested Shareholder, the Shares that may be issuable or exchangeable by the Trust to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Shares that may be issuable or exchangeable by the Trust pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

"Managed Subsidiary" ~~has the meaning set forth in the Management Services Agreement~~or "Managed Subsidiaries" means any Subsidiary of the Sponsor.

"Management Services Agreement" means the Management Services Agreement, entered into by and among the Manager, the Sponsor and other parties thereto, dated as of April 25, 2006, as amended prior to the date hereof and as may be further amended, revised, supplemented or otherwise modified from time to time.

"Manager" means Compass ~~Diversified~~Group Management LLC, and any successor thereto, in its capacity as manager under the Management Services Agreement ~~or in its capacity as holder of the Allocation Interests in the Sponsor, as the case may be~~.

"Market Value" means, as of any date, the product of (i) the average number of Outstanding Shares, other than treasury Shares, during the last fifteen (15) Business Days of the most recently completed Fiscal Quarter as of such date, multiplied by (ii) the volume weighted average trading price per Share, as determined by reference to the relevant securities exchange identified in clause (i) of the definition of Fair Market Value, over such fifteen (15) Business Days.

"Net Investment Value" means, as of any date, the sum of:

(i)        the Market Value as of such date; plus

(ii)       the amount of any borrowings (other than intercompany borrowings) of the Sponsor and its Managed Subsidiaries (but not including borrowings on behalf of any Subsidiary of the Managed Subsidiaries) as of such date; plus

(iii)      the value of Future Investments of the Sponsor and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the Manager and approved by a majority of the Continuing Directors, as of such date; provided, that such Future Investments have not been outstanding for more than two consecutive full Fiscal Quarters as of such date; less

(iv)       the aggregate amount held by the Sponsor and its Managed Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of a Managed Subsidiary) as of such date.

"New York Stock Exchange" means the New York Stock Exchange or any successor thereto.

"Original Agreement" has the meaning set forth in the recitals to this Agreement.

"Outstanding Shares" means, as of any date, all Shares theretofore executed and delivered, including in electronic form, under this Agreement, except:

(i)         Shares theretofore canceled or delivered for cancellation; and

(ii)        Shares delivered in exchange for or in lieu of which other Shares have been executed and delivered pursuant to Section 4.~~5~~4.

"Outstanding Voting Shares" means all Outstanding Shares with respect to which the holder thereof is, pursuant to this Agreement or the applicable Share Designation, entitled to vote on matters submitted for consent or approval of Shareholders under this Agreement.

"Person" means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity as well as any syndicate or group deemed to be a person under Section l4(d)(2) of the Exchange Act.

"Preferred Shares" means a class or series of beneficial interests in the Trust that entitles the Person in whose name such beneficial interests are registered on the books that the Sponsor has caused to be kept as of the opening of business on a particular Business Day to a preference or priority over the holders of any other class or series of beneficial interests in the Trust in (i) the right to share in ~~Profits or Losses or items thereof, (ii) the right to share in Trust~~ distributions, and/or (~~iii~~ii) rights upon dissolution or liquidation of the Trust.

"Property" means all real and personal property acquired by the Trust, including cash, and any improvements thereto, and shall include both tangible and intangible property.

"Proposing Shareholder" has the meaning set forth in Section 5.8(a) hereof.

"Registration Statements" has the meaning set forth in Section 2.9 hereof.

"Regular Trustee" means the Persons identified as the "Regular Trustee" in the preamble to this Agreement, each solely in his own capacity as Regular Trustee of the Trust and not in his own individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor Regular Trustee appointed as herein provided.

"Relevant Trustee" has the meaning set forth in Section 8.6(a) hereof.

"Rules and Regulations" means the rules and regulations promulgated under the Exchange Act or the Securities Act.

"Second Amended and Restated Agreement" has the meaning set forth in the recitals to this Agreement.

"Secretary" has the meaning set forth in the Sponsor Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Share Certificate" means, with respect to Common Shares, a certificate evidencing ownership thereof substantially in the form attached as Exhibit A to the ~~Current~~Amended and Restated Agreement or Second Amended and Restated Agreement or substantially in the form attached hereto as Exhibit A and, with respect to Preferred Shares, such certificates, if any, as specified in the applicable Share Designation.

"Share Designation" has the meaning assigned to such term in Section 2.4(b). Any Share Designation shall constitute part of this Agreement.

"Share Register" has the meaning set forth in Section 4.2.

"Shareholder" means a Person in whose name a Share Certificate representing a Share is registered or a Person in whose name a book-entry position is maintained, such Person being a "beneficial owner" of the Trust within the meaning of the Delaware Statutory Trust Act.

"Shareholder Section 5.8 Director Nomination Notice" has the meaning set forth in Section 5.8(a).

"Shareholder Section 5.8 Other Business Notice" has the meaning set forth in Section 5.8(a).

"Shares" means the shares of the Trust, each representing one undivided beneficial interest issued by the Trust corresponding to one underlying Sponsor Interest held by the Trust. Shares may be Common Shares or Preferred Shares, and may be issued in one or more series or, in the case of Preferred Shares, classes.

"Sponsor" has the meaning set forth in the preamble to this Agreement.

"Sponsor Agreement" means the ~~Fifth~~Sixth Amended and Restated Operating Agreement of the Sponsor, dated as of the date hereof and entered into by and between the Trust and ~~the Manager~~holder of the Allocation Interests in the Sponsor, as may be amended, revised, supplemented or otherwise modified from time to time.

"Sponsor Interest" means the Trust Interests.

"Subsidiary" means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other Person in which such Person owns, directly or indirectly, more than fifty percent (50%) of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

"Transfer Agent" means, with respect to the Shares and the Sponsor Interests, Broadridge Corporate Issuer Solutions, Inc. or any successor(s) thereto.

"Trust" has the meaning set forth in the recitals hereof and which is continued hereby and identified on the cover page of this Agreement.

"Trust Interests" has the meaning set forth in the Sponsor Agreement.

"Trust Property" means the Sponsor Interests owned by the Trust including any distribution thereon, or any other property or assets relating thereto.

"Trust's Notice" has the meaning set forth in Section 5.4 hereof.

"Trustees" has the meaning set forth in the preamble to this Agreement.

"Voluntary Exchange" has the meaning set forth in Section 9.2 hereof.

"Voting Commitment" has the meaning set forth in Section 5.8(a)(ii) hereof.

ARTICLE II

ESTABLISHMENT OF THE TRUST

Section 2.1 Name

(a)       The name of the Trust shall continue to be Compass Diversified Holdings and all business of the Trust shall be conducted in such name; provided, however, that the Sponsor, acting through the Board of Directors, may change the name of the Trust upon ten (10) Business Days' written notice to the Shareholders and the Trustees, which name change shall be effective upon the filing by the Regular Trustees of a certificate of amendment or a restated certificate pursuant to Section 3810 of the Delaware Statutory Trust Act.

(b)       The Regular Trustees shall take all action and do all things necessary to give effect to the requirements of Section 9.~~5~~6 of the Management Services Agreement.

Section 2.2 Office of the Delaware Trustee; Principal Place of Business

The address of the Delaware Trustee in the State of Delaware is 301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809 or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Shareholders and the Sponsor. The principal executive offices of the Trust are ~~Sixty One Wilton Road~~301 Riverside Avenue, Second Floor, Westport, ~~Connecticut~~CT 06880. The Sponsor, acting through the Board of Directors, may change the principal executive offices of the Trust to any other place within or without the State of Delaware upon written notice to the Trustees.

Section 2.3        Trust to Be Sole Owner of Sponsor Interests

(a)       The Sponsor shall issue Sponsor Interests to the Trust and simultaneously therewith the Trust shall issue Corresponding Shares in accordance with the requirements of Section 2.3(b). Subject to Sections 9.2 and 9.3, it is intended that the Trust shall be the sole holder and owner of one hundred percent (100%) of the Sponsor Interests, and the Sponsor shall not issue, sell, or otherwise transfer any of its Sponsor Interests to any Person other than the Trust. Subject to Sections 9.2 and 9.3, the Trust shall not sell, lease, exchange, mortgage, pledge or otherwise transfer any of its Sponsor Interests to any other Person.

(b)       At all times, the Trust shall have outstanding the identical number of Shares as the number of Sponsor Interests that have been issued and are outstanding, which Shares shall be of the same class and series ("Corresponding Shares") as the corresponding Sponsor Interests. At all times, the Trust shall be the sole owner of the Trust Property and shall only own the Trust Property.

Section 2.4        Authorized Shares

(a)        The Trust shall be authorized to issue (i) one class of Common Shares (in one or more series) in an aggregate amount of up to five hundred million (500,000,000) of such Shares and (ii) up to fifty million (50,000,000) million Preferred Shares (in one or more classes or series). The Trust is prohibited from issuing any other class of equity securities, any debt securities or any derivative securities. Subject to any applicable Share Designation, the aggregate number of Shares that are authorized may be increased from time to time by an amendment of this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders.

(b)       Preferred Shares

(i)       Without the consent or approval of any Shareholders, Preferred Shares may be issued by the Trust in one or more classes or series, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing class or series of Shares) as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a "Share Designation"), including (i) the right to share in ~~Profits and Losses or items thereof; (ii) the right to share in~~ distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (~~iii~~ii) rights upon dissolution and liquidation of the Trust; (~~iv~~iii) whether, and the terms and conditions upon which, the Trust may redeem such Preferred Shares; (~~v~~iv) whether such Preferred Shares are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, any rate adjustments, the date or dates on which, or the period or period during which, such Preferred Shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (~~vi~~v) the terms and conditions upon which such Preferred Shares will be issued, evidenced by certificates and assigned or transferred; (~~vii) the method for determining the Percentage Interest as to such Preferred Shares; (viii~~vi) the terms and amounts of any sinking fund provided for the purchase or redemption of such Preferred Shares of the class or series; (~~ix~~vii) whether there will be restrictions on the issuance of Preferred Shares of the same class or series or any other class or series; and (~~x~~viii) the right, if any, of the holder of each such Preferred Share to vote on Trust matters, including matters relating to the relative rights, preferences and privileges of such Preferred Shares. A Share Designation (or any resolution of the Board of Directors amending any Share Designation) shall be effective when a duly executed original of the same is delivered to the Secretary of the Sponsor for inclusion among the books and records of the Sponsor, and shall be annexed to, and constitute part of, this Agreement. Unless otherwise provided in the applicable Share Designation, the Board of Directors may at any time increase or decrease the amount of Preferred Shares of any class or series, but not below the number of Preferred Shares of such class or series that are then Outstanding Shares.

(ii)      Notwithstanding anything to the contrary in this Agreement, including in Section 10.2 hereof, the Board of Directors may, without the consent or approval of any Shareholders, amend this Agreement (including any Share Designation) and make any filings under the Delaware Statutory Trust Act or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to effectuate any issuance of Preferred Shares pursuant to this Article 2. The terms of any Share Designation adopted hereunder may amend the provisions of this Agreement or any other Share Designation.

(iii)     The Board of Directors may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series.

Section 2.5        Shareholders to be Bound

Every Shareholder, by holding and receiving a Share, or otherwise becoming a "beneficial owner" (within the meaning of the Delaware Statutory Trust Act) of, the Trust, agrees with the Trust to be bound by the terms of this Agreement and any applicable Share Designation.

Section 2.6        Issuance of Additional Shares

The Sponsor shall have authority, without the consent or approval of any Shareholder or any other Person, to authorize the issuance, from time to time, of authorized but unissued Corresponding Shares and cause the Trust to issue such additional Corresponding Shares in exchange for and upon receipt of an equal number of Sponsor Interests. ~~Upon~~Unless issued in electronic book-entry form, upon the issuance of such additional Corresponding Shares, one of the Regular Trustees shall, subject to any applicable Share Designation, execute in accordance with Section 4.2 one or more Share Certificates in certificated, fully registered form and shall deliver such Share Certificates to the Transfer Agent. The Trust may issue the Shares in any manner, subject to this Agreement, any applicable Share Designation and applicable law, that the Sponsor, acting through its Board of Directors, in its sole discretion, deems appropriate and advisable.

Section 2.7        Repurchase of Outstanding Shares at Direction of the Sponsor

(a)       From time to time and at the direction of the Sponsor, acting through the Board of Directors, the Trust shall conduct a capital reduction, including the repurchase of any number of outstanding Corresponding Shares, on similar terms to the capital reduction simultaneously conducted by the Sponsor with respect to the Sponsor Interests and shall ensure that an identical number of each class and series of Sponsor Interests and Shares are issued and outstanding at any one time.

(b)       Any Shares tendered and repurchased by the Trust in accordance with this Section 2.7 shall not be deemed canceled pursuant to Section 3818 of the Delaware Statutory Trust Act but instead, shall be deemed to be authorized and issued, but not ~~outstanding~~Outstanding Shares, and may subsequently be sold or transferred for due consideration.

Section 2.8        Agreement of Trust

The purposes of the Trust are to (i) issue Shares of beneficial interest in Trust Property, each Share corresponding to one Sponsor Interest held by the Trust, (ii) own the Sponsor Interests and (iii) engage in such other activities as are necessary, convenient or incidental hereto. Each Shareholder registered on the books of the Trust shall be a "beneficial owner" within the meaning of the Delaware Statutory Trust Act. It is intended that the Trust ~~shall qualify~~be treated as a partnership for U.S. federal income tax purposes for periods prior to the effective date of the Check-the-Box Election, and it is intended that the Trust be treated as an association taxable as a corporation for periods beginning on and after the effective date of the Check-the-Box Election. Subject to Article IX, the Trustees are not authorized to sell, exchange, convey, pledge, encumber, or otherwise transfer, assign or dispose of the Sponsor Interests held by the Trust nor invest or reinvest the assets of the Trust. There shall be no implied duties or obligations of the Trustees hereunder. Any action by the Trustees in accordance with their respective powers shall constitute the act of and serve to bind the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Sponsor, Manager, the Board of Directors or the Regular Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act. The duties (including fiduciary duties), liabilities and obligations of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware that the Delaware Trustee is required to execute hereunder or under Section 3811 of the Delaware Statutory Trust Act and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Delaware Trustee. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions of the Trust, the Sponsor, the Regular Trustees, the Manager or the Board of Directors.

Section 2.9        Authorization to Enter into Certain Transactions

(a)        The Sponsor is hereby authorized and directed, as an agent on behalf of the Trust, to engage in the following activities:

(i)       to prepare and file with the Commission and execute, in each case on behalf of the Trust, (a) any registration statement from time to time on Form S-1 or any applicable form at such time, as applicable (a "1933 Act Registration Statement"), including any pre-effective or post-effective amendments thereto, including any preliminary prospectus, prospectus, prospectus supplement, free writing prospectus or pricing supplement relating thereto, relating to the registration of any Shares under the Securities Act, (b) any registration statement filed, from time to time, pursuant to Rule 462(b) under the Securities Act (the "462(b) Registration Statement" and, together with the 1933 Act Registration Statement, the "Registration Statements"), including any amendments thereto, relating to the registration of any Shares under the Securities Act and (c) as applicable, a registration statement on Form 8-A (a "1934 Act Registration Statement"), including any pre-effective or post-effective amendments thereto, relating to the registration of any Shares under Section 12(b) or (g) of the Exchange Act;

(ii)      to prepare and file with the New York Stock Exchange and/or any other securities exchange and execute, in each case on behalf of the Trust, a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Shares to be listed or quoted on the New York Stock Exchange and/or any other securities exchange;

(iii)     to prepare and file and execute, in each case on behalf of the Trust, such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers, applications, filings and other documents as shall be necessary or desirable to register the Shares under the securities or "blue sky" laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable;

(iv)     to select underwriters or other purchasing or placement agents relating to the public offering or any issuance of any Shares pursuant to any Registration Statements;

(v)      to negotiate the terms and conditions of, and execute on behalf of the Trust, any underwriting agreements or other purchase or placement agreements or other agreements relating to the public or private offering of any Shares in exchange for Sponsor Interests, including, without limitation, agreements relating to the registration of such Shares;

(vi)     to execute and deliver, in each case on behalf of the Trust, such certifications or reports required by the Sarbanes-Oxley Act of 2002 from time to time as may be necessary or proper to the conduct of the business of the Trust;

(vii)    to pay any filing, application or other fees associated with any of the foregoing actions, including those to the Commission, the National Association of Securities Dealers, any securities exchange, any agents or any other Person;

(viii)   to select a transfer agent, including the Transfer Agent, and negotiate the terms and conditions of, and execute on behalf of the Trust, a transfer agent agreement; and

(ix)      to select a custodian as holder of any Trust Property and negotiate the terms and conditions of, and execute on behalf of the Trust, a custodian agreement;

(x)      to negotiate the terms and conditions of, and execute on behalf of the Trust, from time to time a depositary share agreement, or any replacement thereof, with a nationally recognized bank with combined capital and surplus of $50 million or more for the purpose of establishing a depositary share program for the Shares of the Trust and to engage such nationally recognized bank as agent with respect thereto;

(xi)      to negotiate the terms and conditions of, and execute on behalf of the Trust, such agreements, documents and certificates, and to do such other acts and things as the Sponsor may deem to be necessary or advisable in order to (w) give effect to any of the foregoing, (x) in connection with the public offering or any future issuance of the Shares, (y) carry out the purpose and intent of the Trust or (z) to comply or give effect to any terms or provisions of this Agreement.

(b)        It is hereby acknowledged and agreed that in connection with any execution, filing or document referred to in clauses (i) - (xi) above, (A) any Regular Trustee or the Sponsor singly be, and hereby is, authorized on behalf of the Trust to file and execute such document on behalf of the Trust and (B) the Delaware Trustee shall not be required or be deemed necessary to join in any such filing or action or execute on behalf of the Trust any such document or to take any such action.

Section 2.10 Title to Trust Property

Legal title to all Trust Property shall be vested at all times in the Trust and shall be held and administered by the Regular Trustees for the benefit of the Trust and the Shareholders in accordance with this Agreement. No Shareholder shall have legal title to any part of the Trust Property, but shall have an undivided beneficial interest in the Trust Property.

Section 2.11     ~~Certain Covenants of the Sponsor~~Tax Matters.

(a)       The Sponsor ~~shall use its best efforts~~, acting through the Board of Directors, consistent with the terms and provisions of this Agreement, (i) may, at such time as it may determine, cause, or cause the Regular Trustees to cause, the Trust to ~~remain classified as a "partnership"~~file a Check-the-Box Election pursuant to Treasury Regulations § 301.7701-3 et seq., and thereafter, (ii) shall maintain the Trust's status as an association taxable as a corporation.

(b)       After the effective date of the Check-the-Box Election, for ~~U.S.~~ federal, state, local and foreign income tax purposes~~.~~, the Trust shall be treated as an association taxable as a corporation, except to the extent that any state, local or foreign jurisdiction prescribes a different treatment.

(c)       The Regular Trustees shall prepare (or cause to be prepared), at the Trust's expense, and file or provide (or cause to be filed or provided) all U.S. federal, state and local tax and information returns and reports required to be filed with taxing authorities or provided to Shareholders by or in respect of the Trust.

(d)       The Regular Trustees may, upon approval of the Board of Directors but without any further consent of the Shareholders being required (except as specifically required herein), make any and all elections for U.S. federal, state, local and foreign tax purposes including, without limitation, any election, if permitted by applicable law: (x) to treat the Trust as an association taxable as a corporation; (y) to extend the statute of limitations for assessment of tax deficiencies against the Shareholders with respect to adjustments to the Trust's U.S. federal, state, local or foreign tax returns; and (z) to make all decisions and elections which in their sole discretion will allocate audit adjustments among the Shareholders in an equitable and practicable manner, including the payment and/or allocation of taxes resulting from such audit adjustments. Ryan J. Faulkingham is specifically authorized to act as the "tax matters partner" (as defined in Code Section 6231(a)(7) prior to amendment by the Bipartisan Budget Act of 2015) and as "partnership representative" (as referenced in Code Section 6223(a) following amendment by the Bipartisan Budget Act of 2015) under the Code and in any similar capacity under state or local law.

(e)       The Regular Trustees shall comply in all material respects with U.S. federal, state and local withholding and backup withholding tax laws and information reporting requirements with respect to any Distributions to Shareholders upon the Shares. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions to any Shareholder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Shareholder. In the event of any claimed over-withholding, Shareholders shall be limited to an action against the applicable taxing jurisdiction.

ARTICLE III

DISTRIBUTIONS

Section 3.1        Distributions

The Regular Trustees shall pay Distributions to the applicable Shareholders, or cause the payment of Distributions~~,~~ to the applicable Shareholders, in amounts determined by the Sponsor, out of ~~all~~the distributions received by the Trust with respect to the Sponsor Interests from the Sponsor within five (5) Business Days of receipt thereof. Such Distributions shall be paid to Shareholders appearing on the Share Register for the Outstanding Shares who are Shareholders as of the record date established by the Sponsor for the payment of distributions on the Sponsor Interests. ~~Any such~~ Distributions made by the Sponsor in respect Sponsor Interests shall be ~~allocated~~distributed to Shareholders of the Corresponding Shares ~~in the same proportions as any such distributions were made per~~to the ~~applicable Sponsor Interest~~extent determined by the Sponsor.

Section 3.2        Payment Procedures

Payments of Distributions in respect of the Shares shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Share Register, or (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Share Register.

Section 3.3        Actions for Partnership Tax ~~Returns and Reports~~Periods

~~The Regular Trustees shall prepare (or cause to be prepared), at the Trust's expense, and file or provide (or cause to be filed or provided) all U.S. federal, state and local tax and information returns and reports required to be filed or provided to Shareholders by or in respect of the Trust. The Regular Trustees shall comply in all material respects with U.S. federal, state and local withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Shareholders upon the Shares. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Shareholder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Shareholder. In the event of any claimed over-withholding, Shareholders shall be limited to an action against the applicable taxing jurisdiction.~~

~~Section 3.4 Allocation of Profits and Losses.~~

~~All Profits and Losses of the Trust (and related items of taxable income, loss, deduction and credit) shall be allocated to the Shareholders, subject to any applicable Share Designations, in accordance with their Percentage Interests. The provisions of Exhibit B shall apply with respect to the Trust.~~

Any action taken by the Trust (a) before the effective date of the Check-the-Box Election or (b) on or after the date of this Agreement relating to tax matters (including allocations of income, gain, loss, deductions or credits) for a period that the Trust was treated as a partnership for federal income tax purposes shall be governed by the relevant provisions of the Second Amended and Restated Agreement, including Exhibit B thereof, and any Share Designation as in effect immediately prior to the effectiveness of this Agreement.

ARTICLE IV

SHARE CERTIFICATES

Section 4.1        Share Certificates

The Shares shall be issued in electronic book-entry form or shall, subject to any applicable Share Designation, be evidenced by Share Certificates. Each Share Certificate shall bear a serial number, shall exhibit the Shareholder's name and the number of Shares evidenced thereby and shall be executed on behalf of the Trust by manual or facsimile signature of one of the Regular Trustees. Share Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Share Certificates or did not hold such offices at the date of delivery of such Share Certificates. A transferee of a Share Certificate shall become a Shareholder, and shall, subject to any applicable Share Designation, be entitled to the rights and subject to the obligations of a Shareholder hereunder, upon due registration of such Share Certificate in such transferee's name pursuant to Section 4.~~4~~3.

Section 4.2        Share Register

The Sponsor shall retain the Transfer Agent to keep a register or registers (herein referred to as the "Share Register") in which shall be recorded the name and address of each Person owning the Outstanding Shares as maintained by the Transfer Agent electronically with respect to any Shares issued in book-entry form or as otherwise evidenced by each Share Certificate evidencing Shares issued by the Trust, the number of Shares evidenced by each such Share Certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the Person or entity in whose name Shares stand on the Share Register of the Trust shall be deemed the Beneficial Owner and Shareholder of record thereof for all purposes.

Section 4.3        Transfer of Shares

Registration of transfers of Shares shall be made only in the Share Register of the Trust upon request of the registered Shareholder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Transfer Agent, and upon the surrender of the Share Certificate or Share Certificates or the corresponding book-entry position evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of authenticity of signatures as the Transfer Agent may reasonably require, or as properly presented for transfer by a depositary or clearing agent with respect to any book-entry position of Shares. All Share Certificates surrendered for transfer shall be canceled before new Share Certificates for the transferred Shares shall be issued. Upon surrender for registration of transfer, and cancellation, of any Share Certificate, one of the Regular Trustees shall execute in the name of the designated transferee or transferees, one or more new Share Certificates.

Section 4.4        Mutilated, Lost, Destroyed or Stolen Share Certificates

Each Shareholder of record of Shares shall promptly notify the Trust of any mutilation, loss or destruction of any Share Certificate of which such Shareholder is the recordholder. The Sponsor may, in its discretion, cause the Transfer Agent to issue a new Share Certificate in place of any Share Certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share Certificate or, in the case of loss, theft or destruction of the Share Certificate, upon satisfactory proof of such loss, theft or destruction, and the Sponsor may, in its discretion, require the Shareholder of record of the Shares evidenced by the lost, stolen or destroyed Share Certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such Share Certificate or the issuance of such new Share Certificate.

Section 4.5        Rights of Shareholders

The legal title to the Trust Property is vested exclusively in the Trust in accordance with Section 2.10, and the Shareholders shall not have any right or title therein other than the undivided beneficial interest in the Trust Property conferred by their Shares and they shall have no right to call for any partition or division of Property, profits or rights of the Trust except as described below or in the applicable Share Designation. The Shares shall be personal property giving only the rights specifically set forth therein and in this Agreement. Subject to any applicable Share Designation, the Shares shall have no preemptive or similar rights and, when issued and delivered to Shareholders against payment of the purchase price therefor and otherwise in accordance with this Agreement, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in Trust Property. Shareholders, in their capacities as such, shall be entitled to the benefits provided in this Agreement and to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

ARTICLE V

MEETINGS; VOTING

Section 5.1        Annual Meetings of Shareholders

The annual meeting of Shareholders to direct the voting of the Trust, as a member of the Sponsor, shall be called by the Sponsor, pursuant to the Sponsor Agreement, and held at such date, at such time and at such place (if any) within or without the State of Delaware as may be designated by resolution adopted by a majority of the Board of Directors. Any other business may be transacted at the annual meeting; provided, that it is properly brought before the meeting.

Section 5.2        Special Meetings of Shareholders

Special meetings of Shareholders shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of Shareholders may be called at any time only by the Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. Business transacted at any special meeting of Shareholders shall be limited to the purpose stated in the notice relating thereto.

Section 5.3        Place of Meeting

The Board of Directors may designate the place (if any) of meeting for any meeting of Shareholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal executive office of the Sponsor. In lieu of holding any meeting of Shareholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Shareholders may be held solely by means of remote communication.

Section 5.4        Notice of Meeting

(a)       A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting (the "Trust's Notice"), shall be prepared and delivered by the Sponsor not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Shareholder of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by applicable law. Any previously scheduled meeting of the Shareholders may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Shareholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Shareholders.

(b)       The Trust's Notice to Shareholders shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Shareholder of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Shareholder's address as it appears in the records of the Trust and shall be deemed given when deposited in the United States mail.

Any Trust's Notice to Shareholders given by the Trust pursuant to this Section 5.4 shall be effective if given by a form of electronic transmission consented to by the Shareholder to whom the notice is given. Any such consent shall be revocable by the Shareholder by written notice to the Trust and shall also be deemed revoked if (1) the Trust is unable to deliver by electronic transmission two consecutive notices given by the Trust in accordance with such consent, and (2) such inability becomes known to the Secretary of the Sponsor, the Transfer Agent or other person responsible for the giving of notice; provided, that, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Shareholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Shareholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Sponsor that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c)       In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than twenty (20) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Section 5.5        Quorum and Adjournment

Except as otherwise provided by applicable law or by this Agreement, the Shareholders present in person or by proxy holding a majority of the then Outstanding Voting Shares, shall, subject to any applicable Share Designation, constitute a quorum at a meeting of Shareholders. The Chairman or the holders of a majority of the then Outstanding Voting Shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Shareholders present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. If the time, date and place of the reconvened meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Sponsor shall give written notice of the time, date and place of the reconvened meeting not less than twenty (20) days prior to the date of the reconvened meeting.

At the reconvened meeting, the Shareholders may transact any business that might have been transacted at the original meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Shareholder entitled to vote at the meeting.

Section 5.6        Voting

(a)        Subject to the provisions of this Section 5.6 and Section 5.7, the Shareholders shall have the exclusive and absolute right to direct the Regular Trustees with respect to the voting of the Trust on all matters that it, as holder of the Sponsor Interests, is entitled to vote upon under the terms of the Sponsor Agreement or applicable law and the Regular Trustees shall cause the Trust to vote its Sponsor Interests as so directed by the Shareholders.

(b)        When the Trust is required or permitted to vote with respect to the Sponsor Interests, the Sponsor shall prepare and deliver to the Regular Trustees the form of proxy materials to enable the Regular Trustees to solicit from the Shareholders entitled to vote the manner in which such Shareholders desire the Regular Trustees to vote the Sponsor Interest corresponding to their Shares. A Shareholder shall, subject to any applicable Share Designation, be entitled to one vote for each Outstanding Voting Share held by such Shareholder in respect of any matter as to which the Trust as a member of the Sponsor is entitled to vote as provided in the Sponsor Agreement.

(c)        All Sponsor Interests owned by the Trust shall, to the extent practicable under the circumstances, be voted in the same proportion as such Sponsor Interests are directed to be voted by the Shareholders entitled to vote, including for purposes of determining a quorum, in favor of, in opposition to or abstaining from the matter voted upon. If such calculation of votes would require a fractional vote, the Regular Trustees shall vote the next lower number of whole Sponsor Interests.

Section 5.7        Proxies

At all meetings of Shareholders, a Shareholder entitled to vote may vote by proxy as may be permitted by applicable law; provided, that, no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period in accordance with this Agreement. Any proxy to be used at a meeting of Shareholders must be filed with the Secretary of the Sponsor or his or her representative at or before the time of the meeting. A Shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 5.8        Notice of Shareholder Business and Nominations

(a)        Annual Meetings of Shareholders

(i)       Nominations of individuals for election by the Trust to the Board of Directors, other than the ~~Manager's~~directors appointed ~~directors~~ by the holder of the Allocation Interests in the Sponsor for so long as the ~~Manager~~holder of the Allocation Interests in the Sponsor is entitled to appoint directors to the Board of Directors pursuant to the terms of the Sponsor Agreement, and the proposal of business to be considered by Shareholders~~, may be made~~ at an annual meeting of Shareholders, may be made (A) pursuant to the Trust's Notice of meeting delivered pursuant to Section 5.4 hereof, (B) by or at the direction of the Board of Directors or (C) by any Shareholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in ~~clauses~~clause (ii~~) and (iii~~) of this Section 5.8(a).

In addition to any other applicable requirements, for a nomination for election of a director of the Sponsor to be made by a Shareholder (other than ~~the Manager's~~directors appointed ~~directors~~by the holder of the Allocation Interests in the Sponsor) or for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 5.8(a) and (2) the record date for the determination of Shareholders entitled to vote at such annual meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.8(a) to the Secretary.

(ii)       For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to this Section 5.8(a), a Shareholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Shareholder action. Except to the extent otherwise required by applicable law, to be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Sponsor not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by a Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Trust. In the case of the first annual meeting of Shareholders, a Shareholder's notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Shareholder's notice as described in this Section 5.8(a). The number of nominees a Shareholder may nominate for election at the annual meeting (or in the case of a Shareholder giving the notice on behalf of a beneficial owner, the number of nominees a Shareholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

Subject to Section 5.8(a)(i), such Shareholder's notice ("Shareholder Section 5.8 Director Nomination Notice") shall set forth~~: (A)~~ as to each individual whom the Shareholder proposes to nominate for election or reelection as a director of the Sponsor~~, all~~: (A) the name, age, business address and residence address of each nominee proposed in such Shareholder Section 5.8 Director Nomination Notice; and (B) the principal occupation or employment of each such nominee; and (C) the class and number of Shares of the Trust that are owned of record and beneficially by each such nominee (if any) and; (D) such other information ~~relating to~~concerning each such ~~individual that is~~nominee as would be required to be disclosed in ~~solicitations of~~ a proxy statement soliciting proxies for the election of ~~directors~~such nominee as a director in an election contest~~, or~~  (even if an election contest is not involved) or that is otherwise required~~,~~  to be disclosed pursuant to Regulation 14A under the Exchange Act~~, including such individual's~~; and (E) a written ~~consent~~statement and agreement executed by each such nominee acknowledging that such person (i) consents to being named in the Trust's proxy statement as a nominee and to serving as a director ~~of the Sponsor~~ if elected; (~~B) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the Beneficial Owner or holder of Shares, if any, on whose behalf the proposal is made; and (C) as to the Shareholder giving the notice and the Beneficial Owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such~~ii) intends to serve as a director for the full term for which such person is standing for election; and (iii) makes the following representations: (x) that the director nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any assurance to, or made any commitment to, any person or entity as to how such person, if elected as a director of the Sponsor, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Trust or any Voting Commitment that could limit or interfere with such person's ability to comply, if elected, as a director of the Sponsor, with such person's fiduciary or other duties under applicable law or this Agreement; and (y) that the director nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Trust or the Sponsor with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person's nomination for director or service as a director that has not been disclosed to the Trust. The Shareholder Section 5.8 Director Nomination Notice shall also contain the following information with respect to the Shareholder making the director nomination proposal ("Proposing Shareholder"):

(A) the name and address of the Proposing Shareholder as they appear on the Trust's books and of ~~such Beneficial Owner, (2)~~ the beneficial owner, if any, on whose behalf the nomination is being made,

(B) the class and number of~~, and evidence of such number of,~~ Shares ~~which~~of the Trust that are owned by the Proposing Shareholder (beneficially and of record ~~by such Shareholder~~ ) and ~~such Beneficial Owner, (3)~~owned by the beneficial owner, if any, on whose behalf the nomination is being made as of the date of the Proposing Shareholder's Section 5.8 Director Nomination Notice, and a representation that the Proposing Shareholder ~~or Beneficial Owner, if~~will notify the Trust in writing of the class and number of such Shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any~~,~~ agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Shareholder, the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associate, and any others (including the names) acting in concert with any of the foregoing, and a representation that the Proposing Shareholder will notify the Trust in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Shareholder's Section 5.8 Director Nomination Notice by or on behalf of, the Proposing Shareholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to Shares of the Trust, and a representation that the Proposing Shareholder will notify the Trust in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(E) a representation that the Proposing Shareholder is a holder of record of Shares of the Trust entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to ~~propose such business or nomination, and (4~~nominate the person or persons specified in the notice,

(F) a representation whether the Proposing Shareholder ~~or the Beneficial Owner, if any,~~ intends ~~or is part of a group which intends (i)~~ to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the ~~Trust's~~ Outstanding ~~Voting~~ Shares required to approve ~~or adopt~~ the ~~proposal or elect the nominee~~nomination and/or ~~(ii)~~ otherwise to solicit proxies from Shareholders in support of ~~such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a Shareholder if the Shareholder has notified the Trust of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated~~ the nomination, and

(G) any other information relating to such Shareholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Regulation 14A under the Exchange Act ~~and such Shareholder's proposal has been included in a proxy statement that has been prepared by the Trust to solicit proxies for such~~ .

As to any other business that a Shareholder proposes to bring before the annual meeting, the Shareholder's notice ("Shareholder Section 5.8 Other Business Notice") shall set forth:

(A) a brief description of the business desired to be brought before the annual meeting~~. The Trust may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Sponsor or on any committee of the Board of Directors.~~;

~~(iii)       Notwithstanding anything in the second sentence of clause (ii) of this Section 5.8(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Sponsor, on behalf of the Trust at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Section 5.8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Sponsor not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Sponsor, on behalf of the Trust.~~

(B) the reasons for conducting such business at the annual meeting;

(C) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend this Agreement, the language of the proposed amendment);

(D) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such proposing Shareholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(E) any other information relating to such proposing Shareholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(F) a description of all agreements, arrangements, or understandings between or among such proposing Shareholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest of such proposing Shareholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such proposing Shareholder, beneficial owner, or their affiliates or associates; and

(G) the information with respect to the proposing Shareholder required to be disclosed under the prior paragraph of this Section 5.8(a)(ii) in connection with a Shareholder Section 5.8 Director Nomination Notice.

(b)        Special Meeting of Shareholders

Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's Notice of meeting pursuant to Section 5.4 of this Agreement. Nominations of individuals for election to the Board of Directors by the Trust, other than the ~~Manager's~~directors appointed ~~directors~~by the holder of the Allocation Interests in the Sponsor, for so long as the ~~Manager~~holder of the Allocation Interests is entitled to appoint directors of the Board of Directors pursuant to the terms of the Sponsor Agreement, may be made at a special meeting of Shareholders at which the Shareholders are to direct the Regular Trustees with respect to the Trust's election of directors pursuant to the Trust's Notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any Shareholder who is entitled to vote at the meeting who complies with the ~~notice~~Shareholder Section 5.8 Director Nomination Notice procedures set forth in this Section 5.8~~.~~ specifically including Section 5.8(a)(ii).

In addition to any other applicable requirements, for a nomination for election by the Trust of a director to be made by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Shareholders entitled to vote at such special meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.8(b) to the Secretary. The number of nominees a Shareholder may nominate for election at a special meeting (or in the case of a Shareholder giving the notice on behalf of a beneficial owner, the number of nominees a Shareholder may nominate for election at a special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting.

In the event the Sponsor, on behalf of the Trust, calls a special meeting of Shareholders entitled to vote for the purpose of their voting to direct the Trust with respect to its electing one or more directors to the Board of Directors, any such Shareholder may nominate such number of individuals for election by the Trust to such position(s) as are specified in the Trust's Notice of Meeting, if the Shareholder's notice as required by clause (ii) of Section 5.8(a) of this Agreement shall be delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Shareholder's notice as described above.

(c)        General

(i)        Only individuals who are nominated in accordance with the procedures set forth in this Section 5.8 shall be eligible to be considered for election by the Trust as directors of the Sponsor at a meeting of Shareholders and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5.8. Except as otherwise provided by applicable law or this Section 5.8, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 5.8 and, if any proposed nomination or business is not in compliance with this Section 5.8, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 5.8, unless otherwise required by law, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual or special meeting of Shareholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust. For purposes of this Section 5.8, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Shareholders.

(ii)       For purposes of this Section 5.8, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii)      Notwithstanding the foregoing provisions of this Section 5.8, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the Rules and Regulations thereunder with respect to the matters set forth in this Section 5.8. Nothing in this Section 5.8 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 5.9        Procedure for Election of Directors; Voting

The election of directors by the Trust submitted to Shareholders entitled to vote thereon at any meeting shall, subject to any applicable Share Designation, be decided by a plurality of the votes cast thereon. The Regular Trustees shall cause the Trust to vote the corresponding Sponsor Interests in accordance with Section 5.6. Except as otherwise provided by applicable law or this Agreement, all matters other than the election of directors by the Trust submitted to Shareholders entitled to vote thereon at any meeting shall be decided by the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at the meeting of Shareholders and entitled to vote on such matters at such meeting.

Subject to any applicable Share Designation, the vote on any matter at a meeting, including the election of directors by the Trust, shall be by written ballot. Each ballot shall be signed by the Shareholder voting, or by such Shareholder's proxy, and shall state the number of Shares voted.

Section 5.10      Inspectors of Elections; Opening and Closing the Polls

(a)        The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Sponsor, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Shareholders, the Chairman shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware as if the Trust were a Delaware corporation.

(b)       The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at the meeting.

Section 5.11      Confidential Shareholder Voting

All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Shareholder, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Sponsor or Trustee; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed: (a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Sponsor concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Shareholder requests or consents to disclosure of such Shareholder's vote or writes comments on such Shareholder's proxy card or ballot.

Section 5.12      Waiver of Notice

Whenever any notice is required to be given to any Shareholder by the terms of this Agreement, a waiver thereof in a writing, signed by the Shareholder or Shareholders entitled to notice, whether such waiver is given before or after the time stated therein, shall be deemed equivalent to the giving of such notice. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Shareholder. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of Shareholders need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting. Notice of any meeting of Shareholders need not be given to any Shareholder if waived by such Shareholder either in a writing signed by such Shareholder or by electronic transmission, whether such waiver is given before or after such meeting is held.

Section 5.13      Remote Communication

For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders may, by means of remote communication:

(a)        participate in a meeting of Shareholders; and

(b)        to the fullest extent permitted by applicable law, be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, however, that (i) the Sponsor, on behalf of the Trust, shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (ii) the Sponsor, on behalf of the Trust, shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially and concurrently with such proceedings, and (iii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Sponsor, on behalf of the Trust.

Section 5.14      Action by Written Consent

For so long as the Trust remains the sole holder of Sponsor Interests, the Trust shall take any action required or permitted to be taken at any meeting of the members of the Sponsor, by executing a written consent that shall reflect the vote of the Shareholders entitled to vote thereon as required by the terms of this Agreement, without such meeting, without prior notice, and without a vote. Proxy materials completed by the Shareholders entitled to vote thereon evidencing the result of a vote taken at a meeting of such Shareholders with at least the minimum number of votes required to constitute an affirmative vote of the Shareholders entitled to vote thereon under this Agreement shall be delivered to the Sponsor indicating the vote or action being approved or disapproved by such Shareholders with respect to those matters reserved to the Shareholders entitled to vote thereon by this Agreement.

Section 5.15      Inspection of Records

(a)       The Sponsor, on behalf of the Trust, shall keep or shall cause to be kept at its principal executive office ~~appropriate~~ books and records ~~with respect to~~of the Trust~~,~~ reasonably deemed appropriate by the Sponsor, specifically including~~, without limitation,~~ all books and records necessary or essential to provide to the Shareholders any information, lists and copies of documents required to be provided ~~pursuant to~~by Section 3819 of the Delaware Statutory Trust Act or by other applicable law. Any books and records maintained by or on behalf of the Trust in the regular course of ~~its~~ business, including~~,~~  (without limitation~~,~~) the ~~record~~records of the Shareholders, books of account and records of Trust proceedings, may be ~~kept~~maintained in other than paper form, including on, by means of, or in the form of any information storage device, including on one or more electronic ~~or any other form; provided, that the books and records so maintained are convertible~~networks or databases (including one or more distributed electronic networks or databases), if such form is capable of conversion into ~~clearly legible written~~paper form within a reasonable ~~period of~~ time.

(b)       The Secretary shall make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Shareholder and the number of Shares registered in the name of each Shareholder. Subject to Section 3819 of the Delaware Statutory Trust Act, such list shall be open to the examination of any Shareholder, for any proper purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Trust. In the event that the Sponsor determines to make the list available on an electronic network~~,~~ or database pursuant to Section 5.15(a), the Sponsor may take reasonable steps to ensure that such information is available only to Shareholders. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

Subject to Section 3819 of the Delaware Statutory Trust Act, any Shareholder or Beneficial Owner, in person or by attorney or other agent, shall, upon reasonable written demand stating the purpose thereof, have the right during the usual business hours ~~to inspect~~ for any proper purpose to inspect, and to make copies and extracts from: (1) the Trust's Share Register, a list of the Shareholders, and its other books and records or (2) the Sponsor's books and records; provided, that a Shareholder or Beneficial Owner shall be entitled to inspect or to make copies and extracts from only such books and records that are necessary and essential to achieve the Shareholder's or Beneficial Owner's proper purpose; and provided, further, that as of the date of the making of the demand, inspection of such books and records would not constitute a breach of any confidentiality agreement. In every instance where a person purports to be a Beneficial Owner of Shares but who is not the holder of record as identified on the Share Register, the demand shall state such Person's status as a Beneficial Owner of Shares, be accompanied by documentary evidence of beneficial ownership of Shares, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person's interest as a Shareholder or Beneficial Owner of Shares.

ARTICLE VI

RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR
AGREEMENTS AND BRING DERIVATIVE ACTION

Section 6.1        Right to Institute Legal Proceeding

Pursuant to Section 2.5 of the Sponsor Agreement, Shareholders have certain rights to institute legal proceedings against the Sponsor to enforce the provisions of the Sponsor Agreement.

Section 6.2        Ten Percent (10%) or More Shareholder

Subject to the requirements of Section 3816 of the Delaware Statutory Trust Act and other applicable law, for so long as the Trust remains the sole owner of Sponsor Interests, Shareholders holding at least ten percent (10%) or more of the Common Shares that are Outstanding Shares shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust, as a holder of Sponsor Interests, and, to the extent permitted by applicable law, such Shareholders may direct the time, method and place of conducting any such legal proceeding brought by the Trust.

Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to give to any Person any benefit or any legal or equitable right, remedy or claim under this Agreement.

ARTICLE VII

SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN
BUSINESS COMBINATIONS OR TRANSACTIONS

Section 7.1        Vote Generally Required

(a)       Except as provided in Sections 9.2 and 9.3 and subject to the provisions of Section 7.2 hereof, the Trust shall not (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust, or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of the Trust Property, unless the Sponsor, acting through the Board of Directors, adopts a resolution, by the affirmative vote of at least a majority of the Sponsor's Board of Directors, approving such action and unless such action shall be approved by the affirmative vote of the holders of a majority of the then Outstanding Voting Shares. The notice of the meeting at which such resolution is to be considered shall so state.

(b)       Notwithstanding any other provision of this Agreement, including Sections 2.4(a), 7.1(a), 7.2 and 10.2 hereof, but subject to the terms of any Share Designation, the Sponsor, acting through the Board of Directors, is permitted, without any consent or approval of Shareholders, (i) to convert the Trust to a corporation, or, for the purpose of causing the Trust to be organized as a corporation, to merge the Trust into or to convey all of the Trust's assets to a corporation which shall have no assets, liabilities or operations at the time of such merger or conveyance other than those it receives from the Trust or those arising from its incorporation, (ii) to convert or exchange the Shares into or for shares of stock of one or more classes in such corporation, and (iii) to adopt a certificate of incorporation and bylaws for such corporation with terms that provide the Shareholders and the holder of the Allocation Interests in the Sponsor with substantially similar rights and obligations as this Agreement and the Sponsor Agreement (including to reflect the election of directors of such corporation directly by the stockholders of such corporation rather than through this Agreement and the Sponsor Agreement), with any such alterations thereto as are required by the laws governing such corporation or are determined by the Sponsor, acting through the Board of Directors, to be in the best interests of the Trust and the Shareholders.

Section 7.2        Vote for Business Combinations

The affirmative vote of the holders of record of Outstanding Voting Shares representing at least sixty-six and two-thirds percent (66 2/3%) of the then Outstanding Voting Shares (excluding Shares held by an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder) shall be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by applicable law or in any agreement with any securities exchange or otherwise.

Section 7.3        Power of Continuing Directors

The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VII, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Shares beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another and (d) the Fair Market Value of the Shares, the Sponsor Interests or any equity securities of any Subsidiary thereof; and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article VII.

Section 7.4        No Effect on Fiduciary Obligations

Nothing contained in this Article VII shall be construed to relieve the directors of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by applicable law.

ARTICLE VIII

THE TRUSTEES

Section 8.1        Certain Duties and Responsibilities

(a)        In addition to the duties and responsibilities provided for herein, the Regular Trustees shall have the following exclusive duties:

(i)       to negotiate, execute and deliver the Sponsor Agreement or any amendment thereto on behalf of the Trust (which may be executed by any one Regular Trustee);

(ii)      to maintain bank accounts, brokerage accounts and other custody accounts that receive Trust income and receipts from which Trust expenditures and distributions are disbursed;

(iii)     to maintain the Trust Property;

(iv)     to maintain Trust records;

(v)      to maintain an office for Trust business;

(vi)     to originate, facilitate and review Trust reports and other Trust communications;

(vii)    to execute documents and authorize Trust account transactions;

(viii)   to retain accountants, attorneys, agents and other advisors in connection with its duties under this Agreement;

(ix)      to file reports and returns on behalf of the Trust with government agencies to the extent required by applicable law and as specifically directed in writing by the Sponsor; and

(x)       to perform such other actions as are necessary to effect any of the foregoing duties.

(b)       The duties and responsibilities of the Trustees shall be as provided by this Agreement. Except as provided in Section 2.8 or other express provisions hereof, the Sponsor and the Trustees hereby acknowledge and agree that the Trustees are authorized, directed and instructed to act as specifically authorized in writing by the Sponsor.

Any written instructions, notwithstanding any error in the transmission thereof or that such instructions may not be genuine, shall, as against the Sponsor and in favor of the Trustees, be conclusively deemed to be valid instructions from the Sponsor to the Trustees for the purposes of this Agreement, if believed in good faith by the Trustees to be genuine and if not otherwise insufficient on the face of such written instructions; provided, however, that a Trustee in its discretion may decline to act upon any instructions where they are not received by such Trustee in sufficient time for such Trustee to act upon or in accordance with such instructions, where such Trustee has reasonable grounds for concluding that the same have not been accurately transmitted or are not genuine or where such Trustee believes in good faith that complying with such instructions is contrary to applicable law or might subject such Trustee to any liability. If a Trustee declines to act upon any instructions for any reason set out in the preceding sentence, it shall notify (and provide reasonable detail to) the Sponsor and the other Trustees in writing forthwith after it so declines. In addition, the Delaware Trustee shall not be required to take or refrain from taking any action if the Trustee shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Delaware Trustee in personal liability or is contrary to the terms of this Agreement, any other document to which the Trust is a party or otherwise contrary to law.

(c)       The Trustees shall not be liable for any act or omission in the course of or connected with their performance hereunder, except only that each Trustee shall be subject to liability and assume the entire responsibility for direct damages suffered by the Sponsor or any other Person occasioned by such Trustee's own gross negligence or willful misconduct or the gross negligence or willful misconduct of any of such Trustee's directors, officers or employees in the rendering of its performance hereunder, as determined by a court of competent jurisdiction.

(d)       The Trustees shall incur no liability to anyone in acting upon any document, including any certified items referenced herein, reasonably believed by them to be genuine (which is not insufficient on its face) and to have been signed by the proper Person or Persons, including (i) written instructions from the Sponsor, and (ii) a certified copy of a resolution of the Board of Directors or other governing body of any corporate party, which shall be conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof rely on a certificate, signed by the Sponsor, as to such fact or matter, and such certificate, if relied upon by the Trustees in good faith, shall constitute full protection to the Trustees for any action taken or omitted to be taken by them in good faith in reliance thereon.

In no event shall the Trustees be liable to any Persons for (A) acting in accordance with instructions from the Sponsor, (B) any damages in the nature of special, indirect or consequential damages, however styled, including, without limitation, lost profits, or for any losses due to forces beyond the control of such Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Trustees by third parties or (C) the acts or omissions of their nominees, correspondents, designees, agents or subagents appointed by them in good faith.

(e)       In the event that the Trustees are unsure of the course of action to be taken by them hereunder, the Trustees may request instructions from the Sponsor as to such course of action to be taken. In the event that no instructions are provided within the time requested by the Trustees, they shall have no duty or liability for their failure to take any action or for any action they take in good faith and in accordance with the terms hereof.

(f)        In the exercise or administration of the trusts hereunder, the Delaware Trustee may, at the expense of the Trust, consult with counsel, accountants and other experts, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other experts. For the avoidance of doubt, the Delaware Trustee shall have no responsibility for any tax matters relating to the Trust.

The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding against the Delaware Trustee arising out of or relating to this Trust Agreement or the transactions contemplated hereby.

Section 8.2	Not Responsible for Recitals or Issuance of Shares

The recitals contained herein and in the Share Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness.

Section 8.3	May Hold Shares

Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Shares and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.4	Compensation; Indemnity; Fees

The Sponsor agrees:

(~~i~~a)         to pay the Delaware Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of applicable law in regard to the compensation of a trustee of an express trust);

(~~ii~~b)        except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents, counsel and experts), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct; and

(~~iii~~c)       to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) the Trustees, (ii) any officer, director, shareholder, employee, representative or agent of the Trustees, (iii) any employee or agent of the Trust, and (iv) the ~~Tax Matters Member~~ "tax matters partner" and the "partnership representative" (each as used and defined in Section 2.11(d) hereof) (collectively, the "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim of any kind or nature incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

Section 8.5	Delaware Trustee Required; Eligibility of Trustees

(a)          There shall at all times be a Delaware Trustee hereunder with respect to the Shares. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. If at any time the Delaware Trustee with respect to the Shares shall cease to be eligible in accordance with the provisions of this Section 8.5, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

(b)          There shall at all times be at least one Regular Trustee hereunder with respect to the Shares. The Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

Section 8.6	Resignation and Removal; Appointment of Successor

(a)          Subject to Sections 8.6(b) and 8.6(c), any Trustee (the "Relevant Trustee") may be appointed or removed without cause upon thirty (30) days prior notice to such Trustee by the Sponsor.

(b)          The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.5 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

(c)          A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing with thirty (30) days notice signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such later date as is specified therein; provided, however, that no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

(d)          If no Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 8.6 within sixty (60) days after delivery pursuant to this Section 8.6 of an instrument of resignation or removal, the Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee.

(e)          No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee, as the case may be.

(f)           Notwithstanding the foregoing or any other provision of this Agreement, in the event a Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for the Regular Trustee or the Delaware Trustee, as the case may be, set forth in Section 8.5).

(g)          The indemnity provided to a Trustee under Section 8.4 shall survive any Trustee's resignation or removal and the termination of this Agreement.

Section 8.7	Acceptance of Appointment by Successor

(a)          In case of the appointment hereunder of a Successor Trustee, such Successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; provided, that on the request of the Sponsor or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights and powers of the retiring Trustee.

(b)          No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article VIII.

Section 8.8	Merger, Conversion, Consolidation or Succession to Business

Any Person into which the Delaware Trustee or the Regular Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided, such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.9	Number of Trustees

(a)          The number of Trustees shall be three; provided, that the Sponsor may increase or decrease the number of Regular Trustees, subject to Section 8.5.

(b)          If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 8.9(a), or if the number of Trustees is increased pursuant to Section 8.9(a), a vacancy shall occur. The vacancy shall be filled by a Successor Trustee appointed in accordance with Section 8.6.

(c)          The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

Section 8.10	Delegation of Power

(a)          Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.9.

(b)          The Regular Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 8.11	Resignation and Appointment of Regular Trustees

(a)          The Regular Trustees shall be ~~Alan B. Offenberg~~Elias J. Sabo and Ryan J. Faulkingham, each an individual and his successor shall be appointed by the Sponsor. Upon the resignation or removal of either individual, the Sponsor shall appoint a successor Regular Trustee.

(b)          Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 8.11 or Section 8.6, the Regular Trustee(s) in office, if any, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustee and shall discharge all the duties imposed upon the Regular Trustee by this Agreement.

ARTICLE IX

TERMINATION AND DISSOLUTION

Section 9.1	Termination or Dissolution

Unless terminated as provided herein, the Trust shall continue without limitation of time. If an Early Termination Event specified in Section 9.4 occurs, the Trust shall be dissolved, and, subject to Section 3808(e) of the Delaware Statutory Trust Act, one Sponsor Interest of the corresponding class and series of Shares shall be distributed to each Shareholder in exchange for each Corresponding Share then outstanding.

Section 9.2	Circumstances Under Which Shares Shall Be Voluntarily Exchanged for Sponsor Interests

In the event that the Sponsor, acting through the Board of Directors, determines that the ~~Trust or the Sponsor, or both, is, or is reasonably likely to be, treated as a corporation for U.S. federal income tax purposes, or (B) the~~ existence of the Trust ~~otherwise~~ results, or is reasonably likely to result, in a material tax detriment to the Trust, Shareholders, the Sponsor or any member of the Sponsor, the Sponsor, acting through the Board of Directors (a) shall declare a record date and deliver a mandatory instruction to the Regular Trustees, together with any opinions of counsel or officers' certificates of the Sponsor as the Regular Trustees may reasonably request, directing the Regular Trustees to, subject to Section 3808(e) of the Delaware Statutory Trust Act, (i) deliver one Sponsor Interest of the corresponding class and series of Shares to each Shareholder in exchange for each Corresponding Share then outstanding (the "Voluntary Exchange") and (ii) dissolve the Trust and (b) shall deliver to the Transfer Agent notice of such Voluntary Exchange and shall cause the Transfer Agent to mail a copy of such notice to the Shareholders at least thirty (30) days prior to the Voluntary Exchange. Simultaneously with the completion of such Voluntary Exchange, each Shareholder immediately prior to the completion of the Voluntary Exchange shall be admitted to the Sponsor as a member in respect of a number of Sponsor Interests previously held by the Trust equal in number to the Outstanding Shares previously held by such Shareholder and each such member shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately thereafter, the Trust shall be deemed withdrawn from the Sponsor as a member in respect of such Sponsor Interest(s), and the Trust shall tender its certificates evidencing Sponsor Interests to the Transfer Agent or Sponsor for cancellation.

Section 9.3	Circumstances Under Which Shares Shall Be Mandatorily Exchanged for Sponsor Interests

If at any time one Person is the Beneficial Owner of more than ninety percent (90%) of the then Outstanding Voting Shares (the "Acquirer"), such Acquirer shall then have the right to direct the Sponsor, acting through the Board of Directors, to (i) declare a record date and deliver a mandatory instruction to the Regular Trustees, together with any opinions of counsel or officers' certificates of the Sponsor as the Regular Trustees may reasonably request, directing the Regular Trustees to, subject to Section 3808(e) of the Delaware Statutory Trust Act, (A) deliver one Sponsor Interest of the corresponding class and series of Shares to each Shareholder, including the Acquirer, in exchange for each Corresponding Share then outstanding (the "Acquisition Exchange") and (B) dissolve the Trust and (ii) deliver to the Transfer Agent notice of such Acquisition Exchange and cause the Transfer Agent to mail a copy of such notice to Shareholders at least thirty (30) days prior to the Acquisition Exchange. Simultaneously with the completion of such Acquisition Exchange, each Shareholder immediately prior to the completion of the Acquisition Exchange shall, pursuant to the terms of the Sponsor Agreement, be admitted to the Sponsor as a member in respect of a number of Sponsor Interests previously held by the Trust equal in number to the Outstanding Shares previously held by such Shareholder and each such member shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately thereafter, the Trust shall be deemed withdrawn from the Sponsor as a member in respect of such Sponsor Interest(s), and the Trust shall tender its certificates evidencing Sponsor Interests to the Transfer Agent or Sponsor for cancellation.

Section 9.4	Early Termination

The Trust shall dissolve upon the first to occur of any of the following events (each an "Early Termination Event"):

(~~i~~a)         the occurrence of a Voluntary Exchange pursuant to Section 9.2 or an Acquisition Exchange pursuant to Section 9.3;

(~~ii~~b)        the filing of a Certificate of Cancellation or its equivalent with respect to the Sponsor or the failure of the Sponsor to revive its charter within ten (10) days following the revocation of the Sponsor's charter;

(~~iii~~c)        the entry of a decree of judicial dissolution by a court of competent jurisdiction of the Sponsor or the Trust; or

~~(iv)          the written election of the Sponsor.~~

(d)           receipt by the Regular Trustees of written notice from the Sponsor at any time (which notice is optional and wholly within the discretion of the Sponsor) of its determination to dissolve the Trust and distribute the Sponsor Interests in exchange for the Shares.

As soon as is practicable after the occurrence of any event referred to above, the Regular Trustees shall notify the Delaware Trustee and then shall wind-up the Trust pursuant to Section 3808(e) of the Delaware Statutory Trust Act and any one of the Regular Trustee and the Delaware Trustee shall execute and file a Certificate of Cancellation with the Secretary of State of the State of Delaware.

Section 9.5	Termination of Obligations

The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

(~~i~~a)         the payment of all expenses owed by the Trust pursuant to Section 3808 of the Delaware Statutory Trust Act;

(~~ii~~b)        the discharge of all administrative duties of the Regular Trustees; and

(~~iii~~c)       the filing of a Certificate of Cancellation canceling the Trust's Certificate of Trust with the Secretary of State of the State of Delaware by the Delaware Trustee and one of the Regular Trustees.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1	Limitation of Rights of Shareholders

The death or incapacity of any person having an interest, beneficial or otherwise, in Shares shall not operate to terminate this Agreement, nor entitle the legal representatives or heirs of such person or any Shareholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 10.2	Amendment

This Agreement may be amended, revised, supplemented or otherwise modified, and the provisions hereof may be waived, from time to time by the Sponsor, acting through the Board of Directors, and by the Regular Trustees at the direction of the Sponsor, acting through the Board of Directors without the vote of any Shareholder or the Delaware Trustee; provided, however, that no such modification shall alter the rights, powers or immunities of the Delaware Trustee without its written consent; provided, further, that, subject to Section 2.4(b)(ii), the Sponsor shall not, and no Trustee shall, without the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders entitled to vote thereon (i) enter into or consent to any such modification or waiver of the provisions of this Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act, (ii) cause the Trust to issue a class of common equity securities other than the Common Shares (it being understood that a separate series of the Common Shares shall not constitute a different class of equity security from the Common Shares) or issue any debt securities or any derivative securities or amend the provision of Section 2.4 of this Agreement prohibiting such issuance, (iii) enter into or consent to any such modification or waiver of the provisions of this Agreement that would affect the exclusive and absolute right of the Shareholders entitled to vote to direct the voting of the Trust, as a member of the Sponsor, pursuant to Section 5.6 of this Agreement, with respect to all matters reserved for the vote of members of the Sponsor pursuant to the provisions of the Sponsor Agreement or (iv) subject to Section 7.1(b), effect the merger or consolidation of the Trust, effect the sale, lease or exchange of all or substantially all of the Trust Property and, subject to Section 7.2 hereof, certain other Business Combinations or transactions; provided, further, that, subject to Section 2.4(b)(ii), Section 2.4, Section 3.1 and this Section 10.2 of this Agreement may not be so modified without the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of Shareholders entitled to vote.

Section 10.3	Separability

In case any provision in this Agreement or in the Share Certificates or the application of such provision to any person or circumstance, shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Trust Agreement or in the Shares Certificates or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not in any way be affected or impaired thereby.

Section 10.4 Specific Performance

The Sponsor and the Trustees agree that each party to this Agreement would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching party may be entitled, at law or in equity, each nonbreaching party shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

Section 10.5	Governing Law; Jurisdiction and Venue

(a)          This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS (OTHER THAN THE DELAWARE STATUTORY TRUST ACT) THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

(b)          The Sponsor, the Trustees, each Shareholder and each Person beneficially owning an interest in Shares of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), and each other Person bound by this Agreement, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Delaware Statutory Trust Act, this Agreement or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Agreement, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Sponsor, the Shareholders or the Trustees, or of the Sponsor or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act or the Agreement relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof, provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. This provision will not apply to claims arising under the Securities Act, the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction.

(c)       Unless the Trust consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in Shares of the Trust shall be deemed to have notice of and consented to the provisions of this Section 10.5(c).

Section 10.6	Successors

This Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law.

Section 10.7	Headings

The Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 10.8	Communications, Notices and Demands

(a)           Subject to Sections 5.4 and 5.8, any communications, notices or payment demands which are required or permitted to be given or served to or upon any Shareholder or the Sponsor by any provision of this Agreement shall be in writing and delivered personally, or, when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Shareholders:

If to the Shareholder, to such Shareholder as such Shareholder's name and address may appear in the Share Register.

If to the Sponsor, to:

Compass Group Diversified Holdings LLC

~~Sixty One Wilton Road~~301 Riverside Avenue, Second Floor

Westport, CT 06880

Attention: ~~Alan B. Offenberg~~Elias J. Sabo

Facsimile No.: 203-221-8253

With a copy to:

Squire Patton Boggs (US) LLP

~~221~~201 East Fourth Street, Suite ~~2900~~1900

Cincinnati, Ohio 45202

Attention: Stephen C. Mahon

Facsimile No. 513-361-1201

And a copy to:

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

Attention: ~~Eric A. Mazie~~Mark V. Purpura

Facsimile No.: (302) 651-7701

or to such other address as such Person may from time to time specify by notice to the other parties hereto. Such communication, notice or demand to or upon a Shareholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

(b)          Any notice, demand or other communication which by any provision of this Agreement is required or permitted to be given or served to or upon the Trust, the Delaware Trustee or the Regular Trustees shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Delaware Trustee, to BNY Mellon Trust of Delaware, 301 Bellevue Parkway, 3rd Floor, Wilmington, Delaware 19809, and (b) with respect to each of the Regular Trustees, to him at the address for notices to the Sponsor, marked "Attention: ~~Alan B. Offenberg~~Elias J. Sabo" or "Attention: Ryan J. Faulkingham." Such notice, demand or other communication to or upon the Trust shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust.

Section 10.9	Counterpart Execution

This Agreement may be executed in any number of counterparts with the same effect as if all of the Parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[signatures on following page]

IN WITNESS WHEREOF, the Sponsor, by its officer hereunto duly authorized, the Delaware Trustee, by its officer hereunto duly authorized, and the Regular Trustees have caused this ~~Second~~Third Amended and Restated Trust Agreement to be duly executed, as of the day and year first above written.

COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
as Sponsor

By:
Name: ~~Alan B. Offenberg~~Elias J. Sabo
Title: Chief Executive Officer

BNY MELLON TRUST OF DELAWARE,
as Delaware Trustee

By:
Name:
Title:

Name: ~~Alan B. Offenberg~~Elias J. Sabo, as Regular Trustee

Name: Ryan J. Faulkingham, as Regular Trustee

[Signature Page to Trust Agreement]

EXHIBIT A - FORM OF SHARE CERTIFICATE

SPECIMEN

Number	______ Shares

Series

CREATED UNDER THE LAWS

OF

THE STATE OF DELAWARE

COMPASS DIVERSIFIED HOLDINGS

This Certifies that ______ is the owner of Shares of Compass Diversified Holdings, a Delaware statutory trust (the "Trust") with such rights and privileges as are set forth in the ~~Second~~Third Amended and Restated Trust Agreement of the Trust dated as of ~~December 6, 2016~~[______________], 2021 (the "Trust Agreement"), as it may be amended from time to time.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE (THE "STATE ACTS") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, BY ANY STATE SECURITIES COMMISSION OR BY ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NEITHER THE SHARES REPRESENTED BY THIS CERTIFICATE NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR FOR WHICH SUCH REGISTRATION IS OTHERWISE NOT REQUIRED AND (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR FOR WHICH SUCH REGISTRATION OTHERWISE IS NOT REQUIRED.

A STATEMENT OF THE RELATIVE RIGHTS AND PREFERENCES OF THE TRUST'S SHARES WILL BE FURNISHED BY THE TRUST TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

IN WITNESS WHEREOF, said Trust has caused this Certificate to be signed by its Regular Trustee this _____ day of _________, A.D. ____.

COMPASS DIVERSIFIED HOLDINGS

By:
Name:
Title: Regular Trustee

~~EXHIBIT B – ALLOCATIONS OF PROFITS AND LOSSES~~

~~ARTICLE B.I~~

~~DEFINITIONS~~

~~The following additional definitions, subject to any applicable Share Designation, apply for purposes of this Exhibit B and the Agreement:~~

~~"Adjusted Capital Account Deficit" means, with respect to any Shareholder, the deficit balance, if any, in such Shareholder's Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:~~

~~(i)        credit to such Capital Account any amounts which such Shareholder is deemed to be obligated to restore pursuant to the penultimate sentence in each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and~~

~~(ii)       debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.~~

~~The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.~~

~~"Allocation Year" means (i) the period ending on December 31, 2007, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (i) or (ii) above for which the Trust is required to allocate Profits, Losses and other items of Trust income, gain, loss or deduction pursuant to Section 3.4 and Article B.II.~~

~~"Capital Account" means, with respect to any Shareholder, the Capital Account established and maintained for such Shareholder by the Trust in accordance with the following provisions:~~

~~(i)        to each Shareholder's Capital Account there shall be credited (A) such Shareholder's Capital Contributions (net of any liabilities relating to such Property), and (B) such Shareholder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections B.1 or B.2;~~

~~(ii)       to each Shareholder's Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any Property distributed to such Shareholder pursuant to any provision of this Agreement (net of any liabilities relating to such Property), and (B) such Shareholder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections B.1 or B.2;~~

~~(iii)       in the event Shares are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Shares; and~~

~~(iv)       in determining the amount of any liability for purposes of subparagraphs (i) and (ii) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Regulations.~~

~~The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Directors of the Sponsor shall determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Trust or any Shareholders) are computed in order to comply with such Regulations, the Board of Directors may make such modification; provided, that it is not likely to have a material effect on the amounts distributed to any Person upon the dissolution of the Trust. The Board of Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality among the Capital Accounts of the Shareholders and the amount of capital reflected on the Trust's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). The Board of Directors may maintain separate Capital Accounts with respect to Preferred Shares and Common Shares held by any Shareholder if they determine it is necessary to properly maintain the economic expectations for each class of Shares.~~

~~"Capital Contributions" means, with respect to any Shareholder, the amount of money and the initial Gross Asset Value of any Property (other than money) net of any liabilities relating to such Property contributed to the Trust with respect to the Shares of the Trust held or subscribed for by such Shareholder.~~

~~"Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of law in effect in the future.~~

~~"Depreciation" means, for each Allocation Year or part thereof, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Allocation Year or part thereof, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, the depreciation, amortization, or other cost recovery deduction for such Allocation Year or part thereof shall be an amount which bears the same ratio to such Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Year or part thereof bears to such adjusted tax basis, provided however, that if the adjusted basis for federal income tax purposes is zero, Depreciation shall be determined with reference to the Gross Asset Value using any reasonable method determined by the Board of Directors of the Sponsor.~~

~~"Dissolution Event" shall be any event that leads to the dissolution of the Trust pursuant to Article IX.~~

~~"Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for U.S. federal income tax purposes, except as follows:~~

~~(i)         the initial Gross Asset Value of any asset contributed by a Shareholder to the Trust shall be the gross fair market value of such asset, as determined by the Board of Directors;~~

~~(ii)       the Gross Asset Values of all Trust assets shall be adjusted by the Tax Matters Member to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Tax Matters Member as of the following times: (A) the acquisition of an additional interest in the Trust by any new or existing Shareholder in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Trust to a Shareholder of more than a de minimis amount of Trust Property as consideration for an interest in the Trust; (C) in connection with the grant of an interest in the Trust (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Trust by an existing Shareholder acting in a partner capacity or by a new Shareholder acting in a partner capacity or in anticipation of being a Shareholder; or (D) the liquidation of the Trust within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, that an adjustment described in clauses (A) through (C) of this subparagraph (ii) shall be made only if the Tax Matters Member reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Shareholders in the Trust;~~

~~(iii)       the Gross Asset Value of any item of Trust assets distributed to any Shareholder shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution, as determined by the Tax Matters Member; and~~

~~(iv)       the Gross Asset Values of Trust assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).~~

~~If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by Depreciation.~~

~~"Losses" has the meaning set forth in the definition of "Profits" and "Losses" below.~~

~~"Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.~~

~~"Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.~~

~~"Percentage Interest" means, as of any date of determination, (a) with respect to any Shareholder as to such Shareholder's Shares other than Preferred Shares, the ratio (expressed as a percentage) of the number of such Shares held by such Shareholder on such date relative to the aggregate number of such Shares outstanding as of such date, and (b) with respect to any Shareholder as to such Shareholder's Preferred Shares, the percentage established for such Preferred Shares and specified in the Share Designation establishing such Preferred Shares.~~

~~"Profits" and "Losses" mean, for each Allocation Year, an amount equal to the Trust's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):~~

~~(i)        any income of the Trust that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;~~

~~(ii)       any expenditures of the Trust described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;~~

~~(iii)       in the event the Gross Asset Value of any Trust asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;~~

~~(iv)      gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;~~

~~(v)       to the extent an adjustment to the adjusted tax basis of any Trust asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Shareholder's interest in the Trust, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and~~

~~(vi)      notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections B.1 or B.2 shall not be taken into account in computing Profits or Losses.~~

~~The amounts of the items of Trust income, gain, loss or deduction available to be specially allocated pursuant to Section B.1 or B.2 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (v) above.~~

~~"Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations are amended from time to time.~~

~~"Regulatory Allocations" has the meaning set forth in Section B.2.~~

~~"Shareholder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.~~

~~"Shareholder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Shareholder Nonrecourse Debt, equal to the Trust Minimum Gain that would result if such Shareholder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.~~

~~"Shareholder Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.~~

~~"Tax Matters Member" has the meaning set forth in Section B.6.~~

~~"Trust Minimum Gain" has the same meaning as the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.~~

~~ARTICLE B.II~~

~~ALLOCATIONS~~

~~In each case subject to any applicable Share Designation:~~

~~Section B.1          Special Allocations~~

~~The following special allocations shall, subject to any applicable Share Designation, be made in the following order:~~

~~(a)       Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of Section 3.4 and this Article B.II, if there is a net decrease in Trust Minimum Gain during any Allocation Year, each Shareholder shall be specially allocated items of Trust income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Shareholder's share of the net decrease in Trust Minimum Gain, determined in accordance with Regulations Section 1.704-2(g) and (h). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section B.1(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.~~

~~(b)       Shareholder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of Section 3.4 and this Article B.II, if there is a net decrease in Shareholder Nonrecourse Debt Minimum Gain attributable to a Shareholder Nonrecourse Debt during any Allocation Year, each Shareholder who has a share of the Shareholder Nonrecourse Debt Minimum Gain attributable to such Shareholder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Trust income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Shareholder's share of the net decrease in Shareholder Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section B.1(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.~~

~~(c)       Qualified Income Offset. In the event any Shareholder unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Trust income and gain shall be specially allocated to such Shareholder in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Shareholder as quickly as possible; provided, that an allocation pursuant to this Section B.1(c) shall be made only if and to the extent that the Shareholder would have an Adjusted Capital Account Deficit after all other allocations provided for in Section 3.4 and this Article B.II have been tentatively made as if this Section B.1(c) were not in this Agreement.~~

~~(d)       Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Shareholders in the manner elected by the Tax Matters Member in conformity with the provisions of Regulations 1.704-2, and in the absence of such an election, to the Shareholders in proportion to their respective Percentage Interests.~~

~~(e)       Shareholder Nonrecourse Deductions. Any Shareholder Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Shareholder who bears the economic risk of loss with respect to the Shareholder Nonrecourse Debt to which such Shareholder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).~~

~~(f)       Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Trust asset, pursuant to Code Section 734(b) or Code Section 743(b), is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Shareholder in complete liquidation of such Shareholder's interest in the Trust, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Shareholders in accordance with their interests in the Trust in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies or to the Shareholder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.~~

~~(g)       Allocations Relating to Taxable Issuance of Trust Shares. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Shares by the Trust to a Shareholder (the "Issuance Items") shall be allocated among the Shareholders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations made under this Agreement to each Shareholder, shall be equal to the net amount that would have been allocated to each such Shareholder if the Issuance Items had not been realized.~~

~~Section B.2          Curative Allocations~~

~~The allocations set forth in Sections B.1(a), B.1(b), B.1(c), B.1(d), B.1(e), B.1(f), B.1(g) and B.3 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Shareholders that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Trust income, gain, loss or deduction pursuant to this Section B.2. Therefore, notwithstanding any other provision of Section 3.4 or this Article B.II (other than the Regulatory Allocations), the Board of Directors shall make such offsetting special allocations of Trust income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Shareholder's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Shareholder would have had if the Regulatory Allocations were not part of this Agreement and all Trust items were allocated pursuant to Section 3.4.~~

~~Section B.3          Loss Limitation~~

~~Losses allocated pursuant to Section 3.4 shall not exceed the maximum amount of Losses that can be allocated without causing any Shareholder to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Shareholders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.4, the limitation set forth in this Section B.3 shall be applied on a Shareholder-by-Shareholder basis, and Losses not allocable to any Shareholder as a result of such limitation shall be allocated to the other Shareholders in accordance with the positive balances in such Shareholders' Capital Accounts so as to allocate the maximum permissible Losses to each Shareholder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.~~

~~Section B.4          Other Allocation Rules~~

~~(a)       For purposes of determining the Profits and Losses or any other items allocable to any period, Profits, Losses, and any other such items shall be determined on a monthly or other basis, as determined by the Trust using any method permissible under Code Section 706 and the Regulations thereunder.~~

~~(b)       The Shareholders are aware of the income tax consequences of the allocations made by Section 3.4 and this Article B.II and hereby agree to be bound by the provisions of Section 3.4 and this Article B.II in reporting their shares of Trust income and loss for income tax purposes.~~

~~(c)       Solely for purposes of determining a Shareholder's proportionate share of the "excess nonrecourse liabilities" of the Trust within the meaning of Regulations Section 1.752-3(a)(3), the Shareholder's interests in Trust profits are in proportion to their Percentage Interests.~~

~~(d)       To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Trustees shall endeavor to treat distributions as having been made from the proceeds of a Nonrecourse Liability or a Shareholder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Shareholder.~~

~~(e)       To the extent the Tax Matters Member determines, in consultation with the Trust's tax advisors, that any distribution pursuant to Article III to a Shareholder hereunder (or portion of such distribution) would more properly be characterized as a payment described in Code Section 707(a) or 707(c), such payment may be so characterized in the Trust's tax filings, and in such event, shall be taken into account for federal income tax purposes as an expense of the Trust, and not as an allocation of income to a Shareholder affecting such Shareholder's Capital Account.~~

~~Section B.5          Tax Allocations; Code Section 704(c)~~

~~In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Trust shall, solely for tax purposes, be allocated among the Shareholders so as to take account of any variation between the adjusted basis of such Property to the Trust for U.S. federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using a method, selected in the discretion of the Board of Directors of the Sponsor in accordance with Section 1.704-3 of the Regulations.~~

~~In the event the Gross Asset Value of any Trust asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.~~

~~Any elections or other decisions relating to such allocations shall be made by the Board of Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section B.5 are solely for purposes of U.S. federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Shareholder's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.~~

~~Section B.6          Tax Elections~~

~~(a)          The Regular Trustees shall, without any further consent of the Shareholders being required (except as specifically required herein), make (i) the election to adjust the basis of Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state, local or foreign law, in connection with Transfers of Shares and Trust distributions; and (ii) any and all other elections for U.S. federal, state, local and foreign tax purposes, including, without limitation, any election, if permitted by applicable law: (x) to extend the statute of limitations for assessment of tax deficiencies against the Shareholders with respect to adjustments to the Trust's U.S. federal, state, local or foreign tax returns; (y) to the extent provided in Code Sections 6221 through 6231 (as in effect prior to amendment by the Bipartisan Budget Act of 2015, P.L. 114-74 ("BBA")) and Code Sections 6221 through 6235 (following the effective date of the BBA) and similar provisions of U.S. federal, state, local or foreign law, to represent the Trust and the Shareholders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Trust or the Shareholders in their capacities as Shareholders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Shareholders with respect to such tax matters or otherwise affect the rights of the Trust and the Shareholders, and (z) following the effective date of the BBA, to make all decisions and elections which in their sole discretion will allocate audit adjustments among the Shareholders in an equitable and practicable manner, including the payment and/or allocation of taxes resulting from such audit adjustments. Ryan J. Faulkingham is specifically authorized to act as the "tax matters partner" (as defined in Code Section 6231(a)(7) prior to amendment by the BBA) and as "partner representative" (as referenced in Code Section 6223(a) following amendment by the BBA) (both such roles referred to herein and in the Agreement as "Tax Matters Member") under the Code and in any similar capacity under state or local law.~~

~~(b)          The Board of Directors of the Sponsor may, by the affirmative vote of at least a majority of the entire Board of Directors, and without any further consent of the Shareholders being required, cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes; provided, however, that such action shall be taken only if the Board of Directors first obtains an opinion from a nationally recognized financial advisor to the effect that it expects the market valuation of the Trust to be significantly lower as a result of the Trust continuing to be treated as a partnership for U.S. federal income tax purposes than if the Trust instead elected to be treated as a corporation for U.S. federal income tax purposes.~~

~~Section B.7          Distributions on Liquidation; Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.~~

~~In the event the Trust is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), notwithstanding Section 3.1, distributions shall, subject to any applicable Share Designation, be made to the Shareholders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Shareholder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Allocation Years, including the Allocation Year during which such liquidation occurs), such Shareholder shall have no obligation to make any contribution to the capital of the Trust with respect to such deficit, and such deficit shall not be considered a debt owed to the Trust or to any other Person for any purpose whatsoever.~~

COMPASS DIVERSIFIED HOLDINGS

AMENDED AND RESTATED SHARE DESIGNATION

OF

SERIES A PREFERRED SHARES

(no par value per share)

Compass Diversified Holdings (the “Trust”), a statutory trust under the Delaware Statutory Trust Act, does hereby certify that:

1.           On June 15, 2017, the Board of Directors (the “Board”) of Compass Group Diversified Holdings LLC, a Delaware limited liability company and the sponsor of the Trust (the “Sponsor”), pursuant to the authority conferred upon the Board by Section 2.4(b) of the Second Amended and Restated Trust Agreement of Compass Diversified Holdings (as such may be amended, modified or restated from time to time, the “Trust Agreement”), duly adopted resolutions establishing the terms of the Trust’s Series A Preferred Shares, no par value per share, and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series A Preferred Shares.

2.           Thereafter, on June 19, 2017, the Pricing Committee duly adopted resolutions creating and authorizing for issuance by the Trust the Series A Preferred Shares as a new series of Preferred Shares (as defined in the Trust Agreement) consisting of 4,600,000 shares.

3.           On May 19, 2021, the Board, pursuant to the authority conferred upon the Board by Sections 2.4(b) and 10.2 of the Trust Agreement, duly adopted resolutions amending and restating the terms of the Trust’s Series A Preferred Shares, as reflected in Exhibit A hereto (the “Trust Designation Amendment”), which Trust Designation Amendment was subject to the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders (as defined in the Trust Agreement) entitled to vote thereon (the “Requisite Shareholder Action”) approving amendments to the Trust Agreement to allow for Compass Group Diversified Holdings LLC, as Sponsor, acting through the Board, at such time as it may determine, to cause, or cause the Regular Trustees (as defined in the Trust Agreement) to cause, the Trust to elect to be treated as a corporation for U.S. federal income tax purposes (the “CTB Trust Amendment”).

4.           Thereafter, on [______], 2021, the Requisite Shareholder Action was obtained with respect to the CTB Trust Amendment.

IN WITNESS WHEREOF, this Amended and Restated Share Designation, which shall be made effective pursuant to the Trust Agreement, is executed by the undersigned this [___] day of [_______], 2021.

COMPASS DIVERSIFIED HOLDINGS

By: Compass Group Diversified Holdings LLC, as Sponsor

By:
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

By:
	Name:	Ryan J. Faulkingham
	Title:	Regular Trustee

EXHIBIT A

TO

AMENDED AND RESTATED SHARE DESIGNATION OF SERIES A PREFERRED SHARES

Section 1. Designation. The Series A Preferred Shares are hereby designated and created as a series of Preferred Shares. Each Series A Preferred Share shall be identical in all respects to every other Series A Preferred Share. The Series A Preferred Shares are not “Outstanding Voting Shares” for purposes of the Trust Agreement. The Series A Preferred Shares shall be evidenced by one or more Share Certificates substantially in the form attached hereto as Appendix A, which will be initially issued in global form registered in the name of DTC’s nominee, Cede & Co. Title to book-entry interests in the Series A Preferred Shares will pass by book-entry registration of the transfer within the records of DTC in accordance with its procedures.

Section 2. Ranking. The Series A Preferred Shares shall be entitled to receive all distributions received by the Trust with respect to the Series A Trust Preferred Interests, to the exclusion of any other Shares of the Trust. Except as provided in this Section 2, the Series A Preferred Shares shall not be junior or senior to any Shares.

Section 3. Definitions. As used herein with respect to the Series A Preferred Shares:

(a) “Distribution Payment Date” means January 30, April 30, July 30 and October 30 of each year, commencing October 30, 2017.

(b) “Distribution Period” means the period from and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that the initial Distribution Period commences on and includes June 28, 2017.

(c) “DTC” means The Depository Trust Company.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Fundamental Change” means the occurrence of the following: (i) the Series A Preferred Shares (or preferred shares into which the Series A Preferred Shares have been converted or for which the Series A Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Sponsor and the Trust (or the issuer of preferred shares into which the Series A Preferred Shares have been converted or for which the Series A Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the Sponsor and the Trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(f) “Fundamental Change Offer” has the meaning as defined in Section 6(a).

(g) “Fundamental Change Payment” has the meaning as defined in Section 6(a).

(h) “Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

(i) “Series A Distribution Rate” means 7.250%.

(j) “Series A Holder” means a holder of Series A Preferred Shares.

(k) “Series A Liquidation Preference” means $25.00 per Series A Preferred Share.

(l) “Series A Liquidation Value” means the sum of the Series A Liquidation Preference and declared and unpaid distributions, if any, to, but excluding, the date of the liquidation, dissolution or winding up of the Trust on the Series A Preferred Shares.

(m) “Series A Preferred Share” means a 7.250% Series A Preferred Share having the designations, rights, powers and preferences set forth in this Share Designation.

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(n) “Series A Preferred Percentage Interest” means the ratio (expressed as a percentage) of the number of Series A Preferred Shares held by such holder on such date relative to the aggregate number of Series A Preferred Shares then outstanding as of such date.

(o) “Series A Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 or October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 or October 30 Distribution Payment Date, respectively. These Series A Record Dates shall apply regardless of whether a particular Series A Record Date is a Business Day.

(p) “Series A Trust Preferred Interest” means a 7.250% Series A Trust Preferred Interest issued by the Sponsor to the Trust.

~~(p)~~(q)          “Share Designation” means this Amended and Restated Share Designation.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

Section 4. Distributions.

(a) The Series A Holders shall be entitled to receive with respect to each Series A Preferred Share owned by such holder its pro rata share, based upon its Series A Preferred Percentage Interest, of all distributions received by the Trust with respect to the Series A Trust Preferred Interests. If a Distribution Payment Date is not a Business Day, the related distribution (if declared) shall be paid on the next succeeding Business Day with the same force and effect as though paid on such Distribution Payment Date, without any increase to account for the period from such Distribution Payment Date through the date of actual payment. Declared distributions will be payable on the relevant Distribution Payment Date to Series A Holders as they appear on the Share Register at the close of business, New York City time, on a Series A Record Date, provided that if the Series A Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to Series A Holders as they appear on the Share Register at the close of business, New York City time on the Business Day immediately preceding such Series A Record Date.

(b) Series A Holders shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the Trust Agreement and the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) The Series A Preferred Shares shall be redeemable by the Trust on the same terms as the Series A Trust Preferred Interests are redeemable by the Sponsor. If less than all of the outstanding Series A Preferred Shares are to be redeemed, the Series A Preferred Shares to be redeemed from the outstanding Series A Preferred Shares not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) In the event the Trust shall redeem any or all of the Series A Preferred Shares as aforesaid in Section 5(a), the Trust shall give notice of any such redemption to the Series A Holders on the same terms as the Sponsor shall give notice of redemption of the Series A Trust Preferred Interests to the Trust. Failure to give notice to any Series A Holder shall not affect the validity of the proceedings for the redemption of any Series A Preferred Shares being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series A Preferred Shares called for redemption have been set aside for payment, from and after the redemption date, such Series A Preferred Shares called for redemption shall no longer be deemed outstanding, and all rights of the Series A Holders thereof shall cease other than the right to receive the redemption price, without interest.

(d) The Series A Holders shall have no right to require redemption of any Series A Preferred Shares pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Trust shall deposit, on or prior to any date fixed for redemption of Series A Preferred Shares (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, a fund sufficient to redeem the Series A Preferred Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series A Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series A Preferred Shares so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series A Preferred Shares to the holders thereof and from and after the date of such deposit said Series A Preferred Shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be holders of shares with respect to such Series A Preferred Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series A Preferred Shares without interest.

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Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to the time the Board of Directors is required to cause the Trust to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Sponsor to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series A Preferred Shares, the Board of Directors will cause the Trust to make an offer to purchase all of the Series A Preferred Shares pursuant to the offer described below (the “Fundamental Change Offer”), out of funds received by the Trust on the Series A Trust Preferred Interests and legally available, at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series A Preferred Share, plus declared and unpaid distributions to, but excluding, the Fundamental Change Payment Date, without payment of any undeclared distributions. Within 30 days following any Fundamental Change, the Board of Directors will cause the Trust to send notice of such Fundamental Change Offer by first class mail to the Series A Holders or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i) that a Fundamental Change Offer is being made pursuant to the Share Designation designating the Series A Preferred Shares and that all Series A Preferred Shares properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Trust;

(ii) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

(iii) that any Series A Preferred Share not properly tendered will remain outstanding and entitled to receive distributions when, as and if declared by the Board of Directors;

(iv) that, unless the Trust defaults in the payment of the Fundamental Change Payment, all Series A Preferred Shares accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v) the instructions determined by the Trust, consistent with this Section 6, that the Series A Holders must follow in order to have its Series A Preferred Shares purchased; and

(vi) if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Sponsor shall not be required to cause the Trust to make a Fundamental Change Offer upon a Fundamental Change if a third party makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Fundamental Change Offer made by the Trust and purchases all Series A Preferred Shares validly tendered and not withdrawn under such Fundamental Change Offer.

(c) The Sponsor and the Trust shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series A Preferred Shares pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Sponsor and the Trust shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Trust, to the extent permitted by law and to the extent of funds received by the Trust on the Series A Trust Preferred Interests, to:

(i) accept for payment all Series A Preferred Shares properly tendered pursuant to the Fundamental Change Offer;

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(ii) deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series A Preferred Shares so tendered; and

(iii) cancel the Series A Preferred Shares so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Trust does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series A Preferred Shares or (y) the Trust defaults upon its obligation to repurchase or redeem the Series A Preferred Shares on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series A Preferred Shares shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Trust offer to repurchase or redeem all the outstanding Series A Preferred Shares, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series A holders upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Trust shall be under no further obligation to offer to repurchase or redeem any Series A Preferred Shares.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 3.4 and Exhibit B of the Trust Agreement, gross income (excluding capital gains) for the Fiscal Year (as defined in the Sponsor Agreement) shall be specially allocated to the Series A Preferred Shares in an amount equal to the amount of cash distributed with respect to the Series A Preferred Shares during such Fiscal Year. For purposes of Section 3.4 and Exhibit B of the Trust Agreement, the “Percentage Interest” of the Series A Preferred Shares shall be zero. This Section 7 shall apply only for periods in which the Trust is taxable as a partnership for U.S. federal income tax purposes.

Section 8. Voting.

(a) Notwithstanding any provision in the Trust Agreement to the contrary, and except as set forth in this Section 8, the Series A Preferred Shares shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series A Holders shall not be required for the taking of any Trust action or inaction. If and whenever six quarterly distributions (whether or not consecutive) payable on the Series A Preferred Shares or six quarterly distributions (whether or not consecutive) payable on any series or class of Parity Shares have not been declared and paid (a “Nonpayment”), the number of directors then constituting the Board of Directors automatically shall be increased by two and the Series A Holders, voting together as a single class with the holders of any other class or series of Shares then outstanding upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Shares”), shall have the right to elect these two additional directors at a meeting of the Series A Holders and the holders of such Voting Preferred Shares called as hereafter provided. When quarterly distributions have been declared and paid on the Series A Preferred Shares for four consecutive Distribution Periods following the Nonpayment, then the right of the Series A Holders and the holders of such Voting Preferred Shares to elect such two additional directors shall cease and the terms of office of all directors elected by the Series A Holders and holders of the Voting Preferred Shares shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. However, the right of the Series A Holders and the holders of the Voting Preferred Shares to elect two additional directors on the Board of Directors shall again vest if and whenever six additional quarterly distributions have not been declared or declared and not paid, as described above.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request of any Series A Holder (addressed to the Secretary at the principal office of the Sponsor) shall, call a special meeting of the Series A Holders and holders of the Voting Preferred Shares for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Article V of the Trust Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series A Holders and holders of the Voting Preferred Shares, voting together as a class, may remove any director elected by the Series A Holders and holders of the Voting Preferred Shares pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series A Holders and holders of the Voting Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series A Holders and holders of the Voting Preferred Shares or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with Article V of the Trust Agreement as if references to Shareholders were references to Series A Holders and holders of Voting Preferred Shares.

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(c) Notwithstanding anything to the contrary in the Trust Agreement, but subject to Section 8(d), so long as any Series A Preferred Shares are outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series A Holders and holders of the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i) to amend, alter or repeal any of the provisions of the Trust Agreement relating to the Series A Preferred Shares or any series of Voting Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the rights, powers and preferences of the Series A Holders or holders of the Voting Preferred Shares; and

(ii) to authorize, create or increase the authorized amount of, any class or series of Preferred Shares having rights senior to the Series A Preferred Shares with respect to the payment of distributions or amounts upon any liquidation, dissolution or winding up of the Trust;

provided, however, that,

(x) in the case of subparagraph (i) above, no such vote of the Series A Preferred Shares or the Voting Preferred Shares, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series A Preferred Unit and Voting Preferred Unit remains outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series A Preferred Shares or the Voting Preferred Units, as the case may be;

(y) in the case of subparagraph (i) above, if such amendment affects materially and adversely the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Shares and the Series A Preferred Shares at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Shares and the Series A Preferred Shares so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Shares and the Series A Preferred Shares otherwise entitled to vote as a single class in accordance herewith; and

(z) in the case of subparagraph (i) or (ii) above, no such vote of the Series A Holders or holders of the Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series A Preferred Shares or Voting Preferred Shares, as the case may be, at the time outstanding.

(d) For the purposes of this Section 8, neither:

(i) the amendment of provisions of the Trust Agreement so as to authorize or create or issue, or to increase the authorized amount of, Shares; nor

(ii) any merger, consolidation or otherwise, in which (1) the Trust is the surviving entity and the Series A Preferred Units remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series A Preferred Shares for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series A Preferred Shares under the Trust Agreement (except for changes that do not materially and adversely affect the Series A Preferred Shares considered as a whole) shall be deemed to materially and adversely affect the rights, powers and preferences of the Series A Preferred Shares or holders of Voting Preferred Shares.

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(e) For purposes of the foregoing provisions of this Section 8, each Series A Holder shall have one vote per Series A Preferred Share, except that when any other series of Preferred Shares shall have the right to vote with the Series A Preferred Shares as a single class on any matter, then the Series A Holders and the holders of such other series of Preferred Shares shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f) The Board of Directors may cause the Trust to, from time to time, without notice to or consent of the Series A Holders or holders of other Shares, issue additional Series A Preferred Shares.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series A Preferred Shares shall have been redeemed.

Section 9. Liquidation Rights.

(a) Upon any Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after payment or provision for the liabilities of the Trust (including the expenses of such Early Termination Event) and the satisfaction of all claims ranking senior to the Series A Preferred Shares, the Series A Holders shall be entitled to receive out of the assets of the Trust or proceeds thereof available for distribution to Shareholders the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Preferred Shares) and after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series A Holders pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Trust occurs, and (ii) to the extent that the balance in the Series A Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series A Preferred Shares) is less than the Series A Liquidation Value, gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Preferred Shares) equals the Series A Liquidation Value.

(b) Upon the occurrence of an Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after the Series A Holders receive a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Preferred Shares) pursuant to Section 9(a), the Series A Holders shall not be entitled to any further participation in any distribution of assets by the Trust.

(c) Nothing in this Section 9 shall be understood to entitle the Series A Holders to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Sponsor Interests ranking senior to the Series A Preferred Shares have been made.

                (d) For purposes of this Section 9, each Series A Holder’s Capital Account shall be deemed equal to the Series A Liquidation Value for any period in which the Trust is taxable as a corporation for U.S. federal income tax purposes. The intent of this Section 9(d) is to provide Series A Holders the same rights to liquidation proceeds regardless of whether the Trust is taxable as a partnership or a corporation for U.S. federal income tax purposes and shall be interpreted consistently therewith.

Section 10. Governing Law. This Share Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Share Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Share Designation which are valid, enforceable and legal.

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APPENDIX A

FORM OF SHARE CERTIF1CATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO COMPASS DIVERSIFIED HOLDINGS OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SECOND AMENDED AND RESTATED TRUST AGREEMENT OF COMPASS DIVERSIFIED HOLDINGS, DATED AS OF DECEMBER 6, 2016, AS AMENDED FROM TIME TO TIME, AND THE SHARE DESIGNATION WITH RESPECT TO THE SHARES REPRESENTED BY THIS GLOBAL SECURITY. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number 1	Initial Number of Series A Preferred Shares 4,000,000
CUSIP 20451Q 203 ISIN US20451Q2030

COMPASS DIVERSIFIED HOLDINGS
7.250% Series A Preferred Shares
(Liquidation Preference as specified below)
COMPASS DIVERSIFIED HOLDINGS, a Delaware statutory trust (the “Trust”), hereby certifies that CEDE & CO. (the “Holder”), is the registered owner of the number shown on Schedule I hereto of the Trust’s designated 7.250% Series A Preferred Shares, with a Series A Liquidation Preference of $25.00 per share (the “Series A Preferred Shares”). The Series A Preferred Shares are fully paid and the Holder of such Series A Preferred Shares will have no obligation to make payments or contributions to the Trust solely by reason of its ownership of such Series A Preferred Shares. The Series A Preferred Shares are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Shares represented hereby are and shall in all respects be subject to the provisions of the Share Designation of the Trust with respect to the Series A Preferred Shares, as the same may be further amended from time to time (the “Share Designation”). Capitalized terms used herein but not defined shall have the meaning given them in the Second Amended and Restated Trust Agreement of the Trust (as amended from time to time, the “Trust Agreement”), as amended by the Share Designation. The Trust will provide a copy of the Share Designation to a Series A Holder without charge upon written request to the Trust at its principal place of business. In the case of any conflict between this certificate and the Share Designation, the provisions of the Share Designation shall control and govern.
Reference is hereby made to the provisions of the Series A Preferred Shares set forth on the reverse hereof and in the Share Designation and the Trust Agreement, which provisions shall for all purposes have the same effect as if set forth at this place.
Upon receipt of this executed certificate or a beneficial interest therein, the Series A Holder or any holder of a beneficial interest therein is bound by the Share Designation and the Trust Agreement and is entitled to the benefits thereunder.
Unless the Transfer Agent has properly countersigned this certificate, the Holder of this certificate and the Series A Preferred Shares represented hereby shall not be entitled to any benefits under the Share Designation or the Trust Agreement, and this certificate shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Trust by a Regular Trustee of the Trust this 28th day of June, 2017.

COMPASS DIVERSIFIED HOLDINGS

By:

Name:	Ryan J. Faulkingham
Title:	Regular Trustee

[Signature Page to 7.250% Series A Preferred Share Certificate]

COUNTERSIGNATURE
These are Series A Preferred Shares referred to in the within-mentioned Share Designation.
Dated: June 28, 2017

Broadridge Corporate Issuer Solutions, Inc., as Transfer Agent
By:

Name:
Title:

[Signature Page to 7.250% Series A Preferred Share Certificate]

REVERSE OF CERTIFICATE FOR SERIES A PREFERRED SHARES
Non-cumulative distributions on each Series A Preferred Share shall be payable at the applicable rate provided in the Share Designation.
The Trust shall furnish without charge to each Series A Holder who so requests a summary of the authority of the Sponsor to determine variations for future series within a class of Shares and the Share Designations, limitations, preferences and relative, participating, optional or other special rights of each class or series of capital issued by the Trust and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers the Series A Preferred Shares evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)
And irrevocably appoints:

as agent to transfer the Series A Preferred Shares evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.
Date:
Signature: _____________________________________________________________________
(Sign exactly as your name appears on the other side of this Certificate)
Signature Guarantee: ____________________________________________________________
(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

SCHEDULE I
COMPASS DIVERSIFIED HOLDINGS

Global Series A Preferred Share
7.250% Series A Preferred Share
Certificate Number:
The number of Series A Preferred Shares initially represented by this global Series A Preferred Share Certificate shall be 4,000,000. Thereafter the Transfer Agent shall note changes in the number of Series A Preferred Shares evidenced by this global Series A Preferred Share Certificate in the table set forth below:

Date of Exchange	Amount of Decrease in Number of Shares Represented by this Global Series A Preferred Share Certificate	Amount of Increase in Number of Shares Represented by this Global Series A Preferred Share Certificate	Number of Shares Represented by this Global Series A Preferred Share Certificate following Decrease or Increase	Signature of Authorized Officer of Transfer Agent

COMPASS DIVERSIFIED HOLDINGS

AMENDED AND RESTATED SHARE DESIGNATION

OF

SERIES B PREFERRED SHARES

(no par value per share)

Compass Diversified Holdings (the “Trust”), a statutory trust under the Delaware Statutory Trust Act, does hereby certify that:

1.           On February 15, 2018, the Board of Directors (the “Board”) of Compass Group Diversified Holdings LLC, a Delaware limited liability company and the sponsor of the Trust (the “Sponsor”), pursuant to the authority conferred upon the Board by Section 2.4(b) of the Second Amended and Restated Trust Agreement of Compass Diversified Holdings (as such may be amended, modified or restated from time to time, the “Trust Agreement”), duly adopted resolutions establishing the terms of the Trust’s Series B Preferred Shares, no par value per share, and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series B Preferred Shares.

2.           Thereafter, on March 6, 2018, the Pricing Committee duly adopted resolutions creating and authorizing for issuance by the Trust the Series B Preferred Shares as a new series of Preferred Shares (as defined in the Trust Agreement) consisting of 4,600,000 shares.

3.           On May 19, 2021, the Board, pursuant to the authority conferred upon the Board by Sections 2.4(b) and 10.2 of the Trust Agreement, duly adopted resolutions amending and restating the terms of the Trust’s Series B Preferred Shares, as reflected in Exhibit A hereto (the “Trust Designation Amendment”), which Trust Designation Amendment was subject to the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders (as defined in the Trust Agreement) entitled to vote thereon (the “Requisite Shareholder Action”) approving amendments to the Trust Agreement to allow for Compass Group Diversified Holdings LLC, as Sponsor, acting through the Board, at such time as it may determine, to cause, or cause the Regular Trustees (as defined in the Trust Agreement) to cause, the Trust to elect to be treated as a corporation for U.S. federal income tax purposes (the “CTB Trust Amendment”).

4.           Thereafter, on [___________], 2021, the Requisite Shareholder Action was obtained with respect to the CTB Trust Amendment.

IN WITNESS WHEREOF, this Amended and Restated Share Designation, which shall be made effective pursuant to the Trust Agreement, is executed by the undersigned this [__] day of [__], 2021.

COMPASS DIVERSIFIED HOLDINGS

By: Compass Group Diversified Holdings LLC, as Sponsor

By:
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

By:
	Name:	Ryan J. Faulkingham
	Title:	Regular Trustee

EXHIBIT A

TO

AMENDED AND RESTATED SHARE DESIGNATION OF SERIES B PREFERRED SHARES

Section 1. Designation. The Series B Preferred Shares are hereby designated and created as a series of Preferred Shares. Each Series B Preferred Share shall be identical in all respects to every other Series B Preferred Share. The Series B Preferred Shares are not “Outstanding Voting Shares” for purposes of the Trust Agreement. The Series B Preferred Shares shall be evidenced by one or more Share Certificates substantially in the form attached hereto as Appendix A, which will be initially issued in global form registered in the name of DTC’s nominee, Cede & Co. Title to book-entry interests in the Series B Preferred Shares will pass by book-entry registration of the transfer within the records of DTC in accordance with its procedures.

Section 2. Ranking. The Series B Preferred Shares shall be entitled to receive all distributions received by the Trust with respect to the Series B Trust Preferred Interests, to the exclusion of any other Shares of the Trust. Except as provided in this Section 2, the Series B Preferred Shares shall not be junior or senior to any Shares.

Section 3. Definitions. As used herein with respect to the Series B Preferred Shares:

(a) “Business Day” means, (i) during the Fixed Rate Period, any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business, and (ii) during the Floating Rate Period, any day that would be considered a Business Day during the Fixed Rate Period that is also a London Banking Day.

(b) “Distribution Payment Date” means (i) with respect to the Fixed Rate Period, January 30, April 30, July 30 and October 30 of each year, beginning on July 30, 2018 and (ii) with respect to the Floating Rate Period, January 30, April 30, July 30 and October 30 of each year, beginning on July 30, 2028.

(c) “Distribution Period” means the period commencing on and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that (i) the initial Distribution Period commences on and includes March 13, 2018 and (ii) the Distribution Period commencing on April 30, 2028 commences on April 30, 2028 irrespective of whether such day is a Business Day.

(b) “DTC” means The Depository Trust Company.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d) “Fixed Rate Period” means the period from March 13, 2018, to, but excluding, April 30, 2028.

(e) “Floating Rate Period” means the period from April 30, 2028 through the redemption date of the Series B Preferred Shares, if any.

(f) “Fundamental Change” means the occurrence of the following: (i) the Series B Preferred Shares (or preferred shares into which the Series B Preferred Shares have been converted or for which the Series B Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Sponsor and the Trust (or the issuer of preferred shares into which the Series B Preferred Shares have been converted or for which the Series B Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the Sponsor and the Trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(g) “Fundamental Change Offer” has the meaning as defined in Section 6(a).

(h) “Fundamental Change Payment” has the meaning as defined in Section 6(a).

(i) “Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

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(j) “London Banking Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

(k) “Series B Holder” means a holder of Series B Preferred Shares.

(l) “Series B Liquidation Preference” means $25.00 per Series B Preferred Share.

(m) “Series B Liquidation Value” means the sum of the Series B Liquidation Preference and accumulated and unpaid distributions, if any, to, but excluding, the date of the liquidation, dissolution or winding up of the Trust on the Series B Preferred Shares.

(n) “Series B Preferred Share” means a 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Share having the designations, rights, powers and preferences set forth in this Share Designation.

(o) “Series B Preferred Percentage Interest” means the ratio (expressed as a percentage) of the number of Series B Preferred Shares held by such holder on such date relative to the aggregate number of Series B Preferred Shares then outstanding as of such date.

(p) “Series B Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 and October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 and October 30 Distribution Payment Date, respectively. These Series B Record Dates shall apply regardless of whether a particular Series B Record Date is a Business Day.

(q) “Series B Trust Preferred Interest” means a 7.875% Series B Fixed-to-Floating Rate Cumulative Trust Preferred Interest issued by the Sponsor to the Trust.

~~(q)~~(r)   “Share Designation” means this Amended and Restated Share Designation.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

Section 4. Distributions.

(a) The Series B Holders shall be entitled to receive with respect to each Series B Preferred Share owned by such holder its pro rata share, based upon its Series B Preferred Percentage Interest, of all distributions received by the Trust with respect to the Series B Trust Preferred Interests. Declared distributions will be payable on the relevant Distribution Payment Date to Series B Holders as they appear on the Share Register at the close of business, New York City time, on a Series B Record Date, provided that if the Series B Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to Series B Holders as they appear on the Share Register at the close of business, New York City time on the Business Day immediately preceding such Series B Record Date.

(b) Series B Holders shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the Trust Agreement and the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) The Series B Preferred Shares shall be redeemable by the Trust on the same terms as the Series B Trust Preferred Interests are redeemable by the Sponsor. If less than all of the outstanding Series B Preferred Shares are to be redeemed, the Series B Preferred Shares to be redeemed from the outstanding Series B Preferred Shares not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) In the event the Trust shall redeem any or all of the Series B Preferred Shares as aforesaid in Section 5(a), the Trust shall give notice of any such redemption to the Series B Holders on the same terms as the Sponsor shall give notice of redemption of the Series B Trust Preferred Interests to the Trust. Failure to give notice to any Series B Holder shall not affect the validity of the proceedings for the redemption of any Series B Preferred Shares being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series B Preferred Shares called for redemption have been set aside for payment, from and after the redemption date, such Series B Preferred Shares called for redemption shall no longer be deemed outstanding, and all rights of the Series B Holders thereof shall cease other than the right to receive the redemption price, without interest.

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(d) The Series B Holders shall have no right to require redemption of any Series B Preferred Shares pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Trust shall deposit, on or prior to any date fixed for redemption of Series B Preferred Shares (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, a fund sufficient to redeem the Series B Preferred Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series B Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series B Preferred Shares so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series B Preferred Shares to the holders thereof and from and after the date of such deposit said Series B Preferred Shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be holders of shares with respect to such Series B Preferred Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series B Preferred Shares without interest. If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid distributions if any, payable upon redemption may be paid on the next Business Day and no interest, additional distributions or other sums shall accumulate on the amount payable for the period from and after that redemption date to the next Business Day.

(f) Immediately prior to any redemption of Series B Preferred Shares, the Trust shall pay, in cash, any accumulated and unpaid distributions to, but excluding, the redemption date, unless a redemption date falls after a Series B Record Date and prior to the corresponding Distribution Payment Date, in which case each Series B Holder at the close of business on such Series B Record Date shall be entitled to the distribution payable on such Series B Preferred Shares on the corresponding Distribution Payment Date notwithstanding the redemption of such Series B Preferred Shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on the Series B Preferred Shares to be redeemed.

(g) Unless full cumulative distributions on all Series B Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past Distribution Periods, no Series B Preferred Shares may be redeemed unless all outstanding Series B Preferred Shares are simultaneously redeemed, and the Trust may not purchase or otherwise acquire directly or indirectly any Series B Preferred Shares (except by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for, the common shares or other junior shares the Trust may issue or pursuant to a purchase or exchange offer made on the same terms to all Series B Holders and all parity shares).

Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to or concurrently with the time the Board of Directors is required to cause the Trust to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Sponsor to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series B Preferred Shares, the Board of Directors will cause the Trust to make an offer to purchase all of the Series B Preferred Shares pursuant to the offer described below (the “Fundamental Change Offer”), out of funds received by the Trust on the Series B Trust Preferred Interests and legally available, at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series B Preferred Share, plus any accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the Fundamental Change Payment Date. Within 30 days following any Fundamental Change, the Board of Directors will cause the Trust to send notice of such Fundamental Change Offer by first class mail to the Series B Holders or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i) that a Fundamental Change Offer is being made pursuant to the Share Designation designating the Series B Preferred Shares and that all Series B Preferred Shares properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Trust;

(ii) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

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(iii) that any Series B Preferred Share not properly tendered will remain outstanding and distributions will continue to accumulate on such Shares;

(iv) that, unless the Trust defaults in the payment of the Fundamental Change Payment, all Series B Preferred Shares accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v) the instructions determined by the Trust, consistent with this Section 6, that the Series B Holders must follow in order to have its Series B Preferred Shares purchased; and

(vi) if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Sponsor shall not be required to cause the Trust to make a Fundamental Change Offer upon a Fundamental Change if a third party makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Fundamental Change Offer made by the Trust and purchases all Series B Preferred Shares validly tendered and not withdrawn under such Fundamental Change Offer.

(c) The Sponsor and the Trust shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series B Preferred Shares pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Sponsor and the Trust shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Trust, to the extent permitted by law and to the extent of funds received by the Trust on the Series B Trust Preferred Interests, to:

(i) accept for payment all Series B Preferred Shares properly tendered pursuant to the Fundamental Change Offer;

(ii) deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series B Preferred Shares so tendered; and

(iii) cancel the Series B Preferred Shares so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Trust does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series B Preferred Shares or (y) the Trust defaults upon its obligation to repurchase or redeem the Series B Preferred Shares on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series B Preferred Shares shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Trust offer to repurchase or redeem all the outstanding Series B Preferred Shares, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series B Holders upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Trust shall be under no further obligation to offer to repurchase or redeem any Series B Preferred Shares.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 3.4 and Exhibit B of the Trust Agreement, gross income (excluding capital gains) for the Fiscal Year (as defined in the Sponsor Agreement) shall be specially allocated to the Series B Preferred Shares in an amount equal to the amount of cash distributed with respect to the Series B Preferred Shares during such Fiscal Year. For purposes of Section 3.4 and Exhibit B of the Trust Agreement, the “Percentage Interest” of the Series B Preferred Shares shall be zero. This Section 7 shall apply only for periods in which the Trust is taxable as a partnership for U.S. federal income tax purposes.

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Section 8. Voting.

(a) Notwithstanding any provision in the Trust Agreement to the contrary, and except as set forth in this Section 8, the Series B Preferred Shares shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series B Holders shall not be required for the taking of any Trust action or inaction. If and whenever distributions on any Series B Preferred Shares are in arrears for six or more full quarterly Distribution Periods (whether or not consecutive) (a “Nonpayment”), the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of parity Shares upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Shares”)) and the Series B Holders, voting together as a single class with the holders of such Voting Preferred Shares, shall have the right to elect these two additional directors at a meeting of the Series B Holders and the holders of such Voting Preferred Shares called as hereafter provided. When all distributions accumulated on the Series B Preferred Shares for all past Distribution Periods and the then current Distribution Period have been fully paid, then the right of the Series B Holders to elect such two additional directors shall cease and, subject to the rights of such Voting Preferred Shares, the terms of office of all directors elected by the Series B Holders shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. To the extent the voting rights of the Series B Holders in this Share Designation and the terms of any other Shares previously issued by the Trust conflict, the terms of this Share Designation shall control.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request of any Series B Holder (addressed to the Secretary at the principal office of the Sponsor) shall, call a special meeting of the Series B Holders and holders of the Voting Preferred Shares for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Article V of the Trust Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series B Holders and holders of the Voting Preferred Shares, voting together as a class, may remove any director elected by the Series B Holders and holders of the Voting Preferred Shares pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series B Holders and holders of the Voting Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series B Holders and holders of the Voting Preferred Shares or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with Article V of the Trust Agreement as if references to Shareholders were references to Series B Holders and holders of Voting Preferred Shares.

(c) Notwithstanding anything to the contrary in the Trust Agreement, but subject to Section 8(d), so long as any Series B Preferred Shares are outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series B Holders and holders of the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i) to amend, alter or repeal any of the provisions of the Trust Agreement relating to the Series B Preferred Shares or any series of Voting Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the rights, powers and preferences of the Series B Holders or holders of the Voting Preferred Shares; and

(ii) to authorize, create or increase the authorized amount of, any class or series of Preferred Shares having rights senior to the Series B Preferred Shares with respect to the payment of distributions or amounts upon any liquidation, dissolution or winding up of the Trust;

provided, however, that,

(x) in the case of subparagraph (i) above, no such vote of the Series B Preferred Shares or the Voting Preferred Shares, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series B Preferred Unit and Voting Preferred Unit remains outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series B Preferred Shares or the Voting Preferred Units, as the case may be;

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(y) in the case of subparagraph (i) above, if such amendment affects materially and adversely the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Shares and the Series B Preferred Shares at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Shares and the Series B Preferred Shares so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Shares and the Series B Preferred Shares otherwise entitled to vote as a single class in accordance herewith; and

(z) in the case of subparagraph (i) or (ii) above, no such vote of the Series B Holders or holders of the Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series B Preferred Shares or Voting Preferred Shares, as the case may be, at the time outstanding.

(d) For the purposes of this Section 8, neither:

(i) the amendment of provisions of the Trust Agreement so as to authorize or create or issue, or to increase the authorized amount of, Shares; nor

(ii) any merger, consolidation or otherwise, in which (1) the Trust is the surviving entity and the Series B Preferred Units remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series B Preferred Shares for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series B Preferred Shares under the Trust Agreement (except for changes that do not materially and adversely affect the Series B Preferred Shares considered as a whole) shall be deemed to materially and adversely affect the rights, powers and preferences of the Series B Preferred Shares or holders of Voting Preferred Shares.

(e) For purposes of the foregoing provisions of this Section 8, each Series B Holder shall have one vote per Series B Preferred Share, except that when any other series of Preferred Shares shall have the right to vote with the Series B Preferred Shares as a single class on any matter, then the Series B Holders and the holders of such other series of Preferred Shares shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f) The Board of Directors may cause the Trust to, from time to time, without notice to or consent of the Series B Holders or holders of other Shares, issue additional Series B Preferred Shares.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series B Preferred Shares shall have been redeemed.

Section 9. Liquidation Rights.

(a) Upon any Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after payment or provision for the liabilities of the Trust (including the expenses of such Early Termination Event) and the satisfaction of all claims ranking senior to the Series B Preferred Shares, the Series B Holders shall be entitled to receive out of the assets of the Trust or proceeds thereof available for distribution to Shareholders the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Preferred Shares) and after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series B Holders pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Trust occurs, and (ii) to the extent that the balance in the Series B Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series B Preferred Shares) is less than the Series B Liquidation Value, gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Preferred Shares) equals the Series B Liquidation Value.

(b) Upon the occurrence of an Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after the Series B Holders receive a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Preferred Shares) pursuant to Section 9(a), the Series B Holders shall not be entitled to any further participation in any distribution of assets by the Trust.

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(c) Nothing in this Section 9 shall be understood to entitle the Series B Holders to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Sponsor Interests ranking senior to the Series B Preferred Shares have been made.

                (d) For purposes of this Section 9, each Series B Holder’s Capital Account shall be deemed equal to the Series B Liquidation Value for any period in which the Trust is taxable as a corporation for U.S. federal income tax purposes. The intent of this Section 9(d) is to provide Series B Holders the same rights to liquidation proceeds regardless of whether the Trust is taxable as a partnership or a corporation for U.S. federal income tax purposes and shall be interpreted consistently therewith.

Section 10. Governing Law. This Share Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Share Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Share Designation which are valid, enforceable and legal.

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APPENDIX A

FORM OF SHARE CERTIF1CATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO COMPASS DIVERSIFIED HOLDINGS OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SECOND AMENDED AND RESTATED TRUST AGREEMENT OF COMPASS DIVERSIFIED HOLDINGS, DATED AS OF DECEMBER 6, 2016, AS AMENDED FROM TIME TO TIME, AND THE SHARE DESIGNATION WITH RESPECT TO THE SHARES REPRESENTED BY THIS GLOBAL SECURITY. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number 1	Initial Number of Series B Preferred Shares 4,000,000

CUSIP 20451Q 302 ISIN US20451Q3020

COMPASS DIVERSIFIED HOLDINGS

7.875% Series B Preferred Shares

(Liquidation Preference as specified below)

COMPASS DIVERSIFIED HOLDINGS, a Delaware statutory trust (the “Trust”), hereby certifies that CEDE & CO. (the “Holder”), is the registered owner of the number shown on Schedule I hereto of the Trust’s designated 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Shares, with a Series B Liquidation Preference of $25.00 per share (the “Series B Preferred Shares”). The Series B Preferred Shares are fully paid and the Holder of such Series B Preferred Shares will have no obligation to make payments or contributions to the Trust solely by reason of its ownership of such Series B Preferred Shares. The Series B Preferred Shares are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The rights, privileges, restrictions, preferences and other terms and provisions of the Series B Preferred Shares represented hereby are and shall in all respects be subject to the provisions of the Share Designation of the Trust with respect to the Series B Preferred Shares, as the same may be further amended from time to time (the “Share Designation”). Capitalized terms used herein but not defined shall have the meaning given them in the Second Amended and Restated Trust Agreement of the Trust (as amended from time to time, the “Trust Agreement”), as amended by the Share Designation. The Trust will provide a copy of the Share Designation to a Series B Holder without charge upon written request to the Trust at its principal place of business. In the case of any conflict between this certificate and the Share Designation, the provisions of the Share Designation shall control and govern.

Reference is hereby made to the provisions of the Series B Preferred Shares set forth on the reverse hereof and in the Share Designation and the Trust Agreement, which provisions shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate or a beneficial interest therein, the Series B Holder or any holder of a beneficial interest therein is bound by the Share Designation and the Trust Agreement and is entitled to the benefits thereunder.

Unless the Transfer Agent has properly countersigned this certificate, the Holder of this certificate and the Series B Preferred Shares represented hereby shall not be entitled to any benefits under the Share Designation or the Trust Agreement, and this certificate shall not be valid or obligatory for any purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this certificate has been executed on behalf of the Trust by a Regular Trustee of the Trust this 13th day of March, 2018.

COMPASS DIVERSIFIED HOLDINGS

By:
Name: Ryan J. Faulkingham
Title: Regular Trustee

[Signature Page to 7.875% Series B Preferred Share Certificate]

COUNTERSIGNATURE

These are Series B Preferred Shares referred to in the within-mentioned Share Designation.

Dated: March 13, 2018

Broadridge Corporate Issuer Solutions, Inc., as Transfer Agent

By:
Name:
Title:

[Signature Page to 7.875% Series B Preferred Share Certificate]

REVERSE OF CERTIFICATE FOR SERIES B PREFERRED SHARES

Cumulative distributions on each Series B Preferred Share shall be payable at the applicable rate provided in the Share Designation.

The Trust shall furnish without charge to each Series B Holder who so requests a summary of the authority of the Sponsor to determine variations for future series within a class of Shares and the Share Designations, limitations, preferences and relative, participating, optional or other special rights of each class or series of capital issued by the Trust and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Series B Preferred Shares evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

And irrevocably appoints:

as agent to transfer the Series B Preferred Shares evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

SCHEDULE I

COMPASS DIVERSIFIED HOLDINGS

Global Series B Preferred Share

7.875% Series B Preferred Share

Certificate Number:

The number of Series B Preferred Shares initially represented by this global Series B Preferred Share Certificate shall be 4,000,000. Thereafter the Transfer Agent shall note changes in the number of Series B Preferred Shares evidenced by this global Series B Preferred Share Certificate in the table set forth below:

Date of Exchange	Amount of Decrease in Number of Shares Represented by this Global Series B Preferred Share Certificate	Amount of Increase in Number of Shares Represented by this Global Series B Preferred Share Certificate	Number of Shares Represented by this Global Series B Preferred Share Certificate following Decrease or Increase	Signature of Authorized Officer of Transfer Agent

COMPASS DIVERSIFIED HOLDINGS

AMENDED AND RESTATED SHARE DESIGNATION

OF

SERIES C PREFERRED SHARES

(no par value per share)

Compass Diversified Holdings (the “Trust”), a statutory trust under the Delaware Statutory Trust Act, does hereby certify that:

1.           On October 24, 2019, the Board of Directors (the “Board”) of Compass Group Diversified Holdings LLC, a Delaware limited liability company and the sponsor of the Trust (the “Sponsor”), pursuant to the authority conferred upon the Board by Section 2.4(b) of the Second Amended and Restated Trust Agreement of Compass Diversified Holdings (as such may be amended, modified or restated from time to time, the “Trust Agreement”), duly adopted resolutions establishing the terms of the Trust’s Series C Preferred Shares, no par value per share, and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series C Preferred Shares.

2.           Thereafter, on November 13, 2019, the Pricing Committee duly adopted resolutions creating and authorizing for issuance by the Trust the Series C Preferred Shares as a new series of Preferred Shares (as defined in the Trust Agreement) consisting of 4,600,000 shares.

3.           On May 19, 2021, the Board, pursuant to the authority conferred upon the Board by Sections 2.4(b) and 10.2 of the Trust Agreement, duly adopted resolutions amending and restating the terms of the Trust’s Series C Preferred Shares, as reflected in Exhibit A hereto (the “Trust Designation Amendment”), which Trust Designation Amendment was subject to the affirmative vote of a majority of the then Outstanding Voting Shares present in person or represented by proxy at a meeting of the Shareholders (as defined in the Trust Agreement) entitled to vote thereon (the “Requisite Shareholder Action”) approving amendments to the Trust Agreement to allow for Compass Group Diversified Holdings LLC, as Sponsor, acting through the Board, at such time as it may determine, to cause, or cause the Regular Trustees (as defined in the Trust Agreement) to cause, the Trust to elect to be treated as a corporation for U.S. federal income tax purposes (the “CTB Trust Amendment”).

4.           Thereafter, on [__________], 2021, the Requisite Shareholder Action was obtained with respect to the CTB Trust Amendment.

IN WITNESS WHEREOF, this Amended and Restated Share Designation, which shall be made effective pursuant to the Trust Agreement, is executed by the undersigned this [__] day of [__], 2021.

COMPASS DIVERSIFIED HOLDINGS

By: Compass Group Diversified Holdings LLC, as Sponsor

By:
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

By:
	Name:	Ryan J. Faulkingham
	Title:	Regular Trustee

EXHIBIT A

TO

AMENDED AND RESTATED SHARE DESIGNATION OF SERIES C PREFERRED SHARES

Section 1. Designation. The Series C Preferred Shares are hereby designated and created as a series of Preferred Shares. Each Series C Preferred Share shall be identical in all respects to every other Series C Preferred Share. The Series C Preferred Shares are not “Outstanding Voting Shares” for purposes of the Trust Agreement. The Series C Preferred Shares shall be evidenced by one or more Share Certificates substantially in the form attached hereto as Appendix A, which will be initially issued in global form registered in the name of DTC’s nominee, Cede & Co. Title to book-entry interests in the Series C Preferred Shares will pass by book-entry registration of the transfer within the records of DTC in accordance with its procedures.

Section 2. Ranking. The Series C Preferred Shares shall be entitled to receive all distributions received by the Trust with respect to the Series C Trust Preferred Interests, to the exclusion of any other Shares of the Trust. Except as provided in this Section 2, the Series C Preferred Shares shall not be junior or senior to any Shares.

Section 3. Definitions. As used herein with respect to the Series C Preferred Shares:

(a) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

(b) “Distribution Payment Date” means January 30, April 30, July 30 and October 30 of each year, beginning on January 30, 2020.

(c) “Distribution Period” means the period commencing on and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that the initial Distribution Period commences on and includes November 20, 2019.

(b) “DTC” means The Depository Trust Company.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d) “Fundamental Change” means the occurrence of the following: (i) the Series C Preferred Shares (or preferred shares into which the Series C Preferred Shares have been converted or for which the Series C Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Sponsor and the Trust (or the issuer of preferred shares into which the Series C Preferred Shares have been converted or for which the Series C Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the Sponsor and the Trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(e) “Fundamental Change Offer” has the meaning as defined in Section 6(a).

(f) “Fundamental Change Payment” has the meaning as defined in Section 6(a).

(g) “Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

(h) “Series C Holder” means a holder of Series C Preferred Shares.

(i) “Series C Liquidation Preference” means $25.00 per Series C Preferred Share.

(j) “Series C Liquidation Value” means the sum of the Series C Liquidation Preference and accumulated and unpaid distributions, if any, to, but excluding, the date of the liquidation, dissolution or winding up of the Trust on the Series C Preferred Shares.

(k) “Series C Preferred Share” means a 7.875% Series C Cumulative Preferred Share having the designations, rights, powers and preferences set forth in this Share Designation.

(l) “Series C Preferred Percentage Interest” means the ratio (expressed as a percentage) of the number of Series C Preferred Shares held by such holder on such date relative to the aggregate number of Series C Preferred Shares then outstanding as of such date.

(m) “Series C Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 and October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 and October 30 Distribution Payment Date, respectively. These Series C Record Dates shall apply regardless of whether a particular Series C Record Date is a Business Day.

(n) “Series C Trust Preferred Interest” means a 7.875% Series C Cumulative Trust Preferred Interest issued by the Sponsor to the Trust.

~~(n)~~(o)         “Share Designation” means this Amended and Restated Share Designation.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

Section 4. Distributions.

(a) The Series C Holders shall be entitled to receive with respect to each Series C Preferred Share owned by such holder its pro rata share, based upon its Series C Preferred Percentage Interest, of all distributions received by the Trust with respect to the Series C Trust Preferred Interests. Declared distributions will be payable on the relevant Distribution Payment Date to Series C Holders as they appear on the Share Register at the close of business, New York City time, on a Series C Record Date, provided that if the Series C Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to Series C Holders as they appear on the Share Register at the close of business, New York City time on the Business Day immediately preceding such Series C Record Date.

(b) Series C Holders shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the Trust Agreement and the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) The Series C Preferred Shares shall be redeemable by the Trust on the same terms as the Series C Trust Preferred Interests are redeemable by the Sponsor. If less than all of the outstanding Series C Preferred Shares are to be redeemed, the Series C Preferred Shares to be redeemed from the outstanding Series C Preferred Shares not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) In the event the Trust shall redeem any or all of the Series C Preferred Shares as aforesaid in Section 5(a), the Trust shall give notice of any such redemption to the Series C Holders on the same terms as the Sponsor shall give notice of redemption of the Series C Trust Preferred Interests to the Trust. Failure to give notice to any Series C Holder shall not affect the validity of the proceedings for the redemption of any Series C Preferred Shares being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series C Preferred Shares called for redemption have been set aside for payment, from and after the redemption date, such Series C Preferred Shares called for redemption shall no longer be deemed outstanding, and all rights of the Series C Holders thereof shall cease other than the right to receive the redemption price, without interest.

(d) The Series C Holders shall have no right to require redemption of any Series C Preferred Shares pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Trust shall deposit, on or prior to any date fixed for redemption of Series C Preferred Shares (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, a fund sufficient to redeem the Series C Preferred Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series C Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series C Preferred Shares so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series C Preferred Shares to the holders thereof and from and after the date of such deposit said Series C Preferred Shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be holders of shares with respect to such Series C Preferred Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series C Preferred Shares without interest. If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid distributions if any, payable upon redemption may be paid on the next Business Day and no interest, additional distributions or other sums shall accumulate on the amount payable for the period from and after that redemption date to the next Business Day.

(f) Immediately prior to any redemption of Series C Preferred Shares, the Trust shall pay, in cash, any accumulated and unpaid distributions to, but excluding, the redemption date, unless a redemption date falls after a Series C Record Date and prior to the corresponding Distribution Payment Date, in which case each Series C Holder at the close of business on such Series C Record Date shall be entitled to the distribution payable on such Series C Preferred Shares on the corresponding Distribution Payment Date notwithstanding the redemption of such Series C Preferred Shares before such Distribution Payment Date. Except as provided above, the Trust will make no payment or allowance for unpaid distributions, whether or not in arrears, on the Series C Preferred Shares to be redeemed.

(g) Unless full cumulative distributions on all Series C Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past Distribution Periods, no Series C Preferred Shares may be redeemed unless all outstanding Series C Preferred Shares are simultaneously redeemed, and the Trust may not purchase or otherwise acquire directly or indirectly any Series C Preferred Shares (except by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for, the common shares or other junior shares the Trust may issue or pursuant to a purchase or exchange offer made on the same terms to all Series C Holders and all parity shares).

Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to or concurrently with the time the Board of Directors is required to cause the Trust to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Sponsor to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series C Preferred Shares, the Board of Directors will cause the Trust to make an offer to purchase all of the Series C Preferred Shares pursuant to the offer described below (the “Fundamental Change Offer”), out of funds received by the Trust on the Series C Trust Preferred Interests and legally available, at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series C Preferred Share, plus any accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the Fundamental Change Payment Date. Within 30 days following any Fundamental Change, the Board of Directors will cause the Trust to send notice of such Fundamental Change Offer by first class mail to the Series C Holders or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i) that a Fundamental Change Offer is being made pursuant to the Share Designation designating the Series C Preferred Shares and that all Series C Preferred Shares properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Trust;

(ii) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

(iii) that any Series C Preferred Share not properly tendered will remain outstanding and distributions will continue to accumulate on such Shares;

(iv) that, unless the Trust defaults in the payment of the Fundamental Change Payment, all Series C Preferred Shares accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v) the instructions determined by the Trust, consistent with this Section 6, that the Series C Holders must follow in order to have its Series C Preferred Shares purchased; and

(vi) if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Sponsor shall not be required to cause the Trust to make a Fundamental Change Offer upon a Fundamental Change if a third party makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Fundamental Change Offer made by the Trust and purchases all Series C Preferred Shares validly tendered and not withdrawn under such Fundamental Change Offer.

(c) The Sponsor and the Trust shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series C Preferred Shares pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Sponsor and the Trust shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Trust, to the extent permitted by law and to the extent of funds received by the Trust on the Series C Trust Preferred Interests, to:

(i) accept for payment all Series C Preferred Shares properly tendered pursuant to the Fundamental Change Offer;

(ii) deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series C Preferred Shares so tendered; and

(iii) cancel the Series C Preferred Shares so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Trust does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series C Preferred Shares or (y) the Trust defaults upon its obligation to repurchase or redeem the Series C Preferred Shares on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series C Preferred Shares shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Trust offer to repurchase or redeem all the outstanding Series C Preferred Shares, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series C Holders upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Trust shall be under no further obligation to offer to repurchase or redeem any Series C Preferred Shares.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 3.4 and Exhibit B of the Trust Agreement, gross income (excluding capital gains) for the Fiscal Year (as defined in the Sponsor Agreement) shall be specially allocated to the Series C Preferred Shares in an amount equal to the amount of cash distributed with respect to the Series C Preferred Shares during such Fiscal Year. For purposes of Section 3.4 and Exhibit B of the Trust Agreement, the “Percentage Interest” of the Series C Preferred Shares shall be zero. This Section 7 shall apply only for periods in which the Trust is taxable as a partnership for U.S. federal income tax purposes.

Section 8. Voting.

(a) Notwithstanding any provision in the Trust Agreement to the contrary, and except as set forth in this Section 8, the Series C Preferred Shares shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series C Holders shall not be required for the taking of any Trust action or inaction. If and whenever distributions on any Series C Preferred Shares are in arrears for six or more full quarterly Distribution Periods (whether or not consecutive) (a “Nonpayment”), the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of parity Shares upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Shares”)) and the Series C Holders, voting together as a single class with the holders of such Voting Preferred Shares, shall have the right to elect these two additional directors at a meeting of the Series C Holders and the holders of such Voting Preferred Shares called as hereafter provided. When all distributions accumulated on the Series C Preferred Shares for all past Distribution Periods and the then current Distribution Period have been fully paid, then the right of the Series C Holders to elect such two additional directors shall cease and, subject to the rights of such Voting Preferred Shares, the terms of office of all directors elected by the Series C Holders shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. To the extent the voting rights of the Series C Holders in this Share Designation and the terms of any other Shares previously issued by the Trust conflict, the terms of this Share Designation shall control.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request of any Series C Holder (addressed to the Secretary at the principal office of the Sponsor) shall, call a special meeting of the Series C Holders and holders of the Voting Preferred Shares for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Article V of the Trust Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series C Holders and holders of the Voting Preferred Shares, voting together as a class, may remove any director elected by the Series C Holders and holders of the Voting Preferred Shares pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series C Holders and holders of the Voting Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series C Holders and holders of the Voting Preferred Shares or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with Article V of the Trust Agreement as if references to Shareholders were references to Series C Holders and holders of Voting Preferred Shares.

(c) Notwithstanding anything to the contrary in the Trust Agreement, but subject to Section 8(d), so long as any Series C Preferred Shares are outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series C Holders and holders of the Voting Preferred Shares, at the time outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i) to amend, alter or repeal any of the provisions of the Trust Agreement relating to the Series C Preferred Shares or any series of Voting Preferred Shares, whether by merger, consolidation or otherwise, to affect materially and adversely the rights, powers and preferences of the Series C Holders or holders of the Voting Preferred Shares; and

(ii) to authorize, create or increase the authorized amount of, any class or series of Preferred Shares having rights senior to the Series C Preferred Shares with respect to the payment of distributions or amounts upon any liquidation, dissolution or winding up of the Trust;

provided, however, that,

(x) in the case of subparagraph (i) above, no such vote of the Series C Preferred Shares or the Voting Preferred Shares, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series C Preferred Unit and Voting Preferred Unit remains outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series C Preferred Shares or the Voting Preferred Units, as the case may be;

(y) in the case of subparagraph (i) above, if such amendment affects materially and adversely the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Shares and the Series C Preferred Shares at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Shares and the Series C Preferred Shares so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Shares and the Series C Preferred Shares otherwise entitled to vote as a single class in accordance herewith; and

(z) in the case of subparagraph (i) or (ii) above, no such vote of the Series C Holders or holders of the Voting Preferred Shares, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series C Preferred Shares or Voting Preferred Shares, as the case may be, at the time outstanding.

(d) For the purposes of this Section 8, neither:

(i) the amendment of provisions of the Trust Agreement so as to authorize or create or issue, or to increase the authorized amount of, Shares; nor

(ii) any merger, consolidation or otherwise, in which (1) the Trust is the surviving entity and the Series C Preferred Units remain outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series C Preferred Shares for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series C Preferred Shares under the Trust Agreement (except for changes that do not materially and adversely affect the Series C Preferred Shares considered as a whole) shall be deemed to materially and adversely affect the rights, powers and preferences of the Series C Preferred Shares or holders of Voting Preferred Shares.

(e) For purposes of the foregoing provisions of this Section 8, each Series C Holder shall have one vote per Series C Preferred Share, except that when any other series of Preferred Shares shall have the right to vote with the Series C Preferred Shares as a single class on any matter, then the Series C Holders and the holders of such other series of Preferred Shares shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f) The Board of Directors may cause the Trust to, from time to time, without notice to or consent of the Series C Holders or holders of other Shares, issue additional Series C Preferred Shares.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series C Preferred Shares shall have been redeemed.

Section 9. Liquidation Rights.

(a) Upon any Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after payment or provision for the liabilities of the Trust (including the expenses of such Early Termination Event) and the satisfaction of all claims ranking senior to the Series C Preferred Shares, the Series C Holders shall be entitled to receive out of the assets of the Trust or proceeds thereof available for distribution to Shareholders the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Preferred Shares) and after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series C Holders pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Trust occurs, and (ii) to the extent that the balance in the Series C Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series C Preferred Shares) is less than the Series C Liquidation Value, gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Preferred Shares) equals the Series C Liquidation Value.

(b) Upon the occurrence of an Early Termination Event other than a Voluntary Exchange or Acquisition Exchange, after the Series C Holders receive a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Preferred Shares) pursuant to Section 9(a), the Series C Holders shall not be entitled to any further participation in any distribution of assets by the Trust.

(c) Nothing in this Section 9 shall be understood to entitle the Series C Holders to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Sponsor Interests ranking senior to the Series C Preferred Shares have been made.

               (d) For purposes of this Section 9, each Series C Holder’s Capital Account shall be deemed equal to the Series C Liquidation Value for any period in which the Trust is taxable as a corporation for U.S. federal income tax purposes. The intent of this Section 9(d) is to provide Series C Holders the same rights to liquidation proceeds regardless of whether the Trust is taxable as a partnership or a corporation for U.S. federal income tax purposes and shall be interpreted consistently therewith.

Section 10. Governing Law. This Share Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Share Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Share Designation which are valid, enforceable and legal.

******

APPENDIX A

FORM OF SHARE CERTIF1CATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO COMPASS DIVERSIFIED HOLDINGS OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SECOND AMENDED AND RESTATED TRUST AGREEMENT OF COMPASS DIVERSIFIED HOLDINGS, DATED AS OF DECEMBER 6, 2016, AS AMENDED FROM TIME TO TIME, AND THE SHARE DESIGNATION WITH RESPECT TO THE SHARES REPRESENTED BY THIS GLOBAL SECURITY. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number 1	Initial Number of Series C Preferred Shares 4,000,000

CUSIP 20451Q 401 ISIN US20451Q4010

COMPASS DIVERSIFIED HOLDINGS

7.875% Series C Cumulative Preferred Shares

(Liquidation Preference as specified below)

COMPASS DIVERSIFIED HOLDINGS, a Delaware statutory trust (the “Trust”), hereby certifies that CEDE & CO. (the “Holder”), is the registered owner of the number shown on Schedule I hereto of the Trust’s designated 7.875% Series C Cumulative Preferred Shares, with a Series C Liquidation Preference of $25.00 per share (the “Series C Preferred Shares”). The Series C Preferred Shares are fully paid and the Holder of such Series C Preferred Shares will have no obligation to make payments or contributions to the Trust solely by reason of its ownership of such Series C Preferred Shares. The Series C Preferred Shares are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The rights, privileges, restrictions, preferences and other terms and provisions of the Series C Preferred Shares represented hereby are and shall in all respects be subject to the provisions of the Share Designation of the Trust with respect to the Series C Preferred Shares, as the same may be further amended from time to time (the “Share Designation”). Capitalized terms used herein but not defined shall have the meaning given them in the Second Amended and Restated Trust Agreement of the Trust (as amended from time to time, the “Trust Agreement”), as amended by the Share Designation. The Trust will provide a copy of the Share Designation to a Series C Holder without charge upon written request to the Trust at its principal place of business. In the case of any conflict between this certificate and the Share Designation, the provisions of the Share Designation shall control and govern.

Reference is hereby made to the provisions of the Series C Preferred Shares set forth on the reverse hereof and in the Share Designation and the Trust Agreement, which provisions shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate or a beneficial interest therein, the Series C Holder or any holder of a beneficial interest therein is bound by the Share Designation and the Trust Agreement and is entitled to the benefits thereunder.

Unless the Transfer Agent has properly countersigned this certificate, the Holder of this certificate and the Series C Preferred Shares represented hereby shall not be entitled to any benefits under the Share Designation or the Trust Agreement, and this certificate shall not be valid or obligatory for any purpose.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Trust by a Regular Trustee of the Trust this 20th day of November, 2019.

COMPASS DIVERSIFIED HOLDINGS

By:
Name:	Ryan J. Faulkingham
Title:	Regular Trustee

[Signature Page to 7.875% Series C Cumulative Preferred Share Certificate]

COUNTERSIGNATURE

These are Series C Preferred Shares referred to in the within-mentioned Share Designation.

Dated: November 20, 2019

Broadridge Corporate Issuer Solutions, Inc., as Transfer Agent

By:
Name:
Title:

[Signature Page to 7.875% Series C Cumulative Preferred Share Certificate]

REVERSE OF CERTIFICATE FOR SERIES C PREFERRED SHARES

Cumulative distributions on each Series C Preferred Share shall be payable at the applicable rate provided in the Share Designation.

The Trust shall furnish without charge to each Series C Holder who so requests a summary of the authority of the Sponsor to determine variations for future series within a class of Shares and the Share Designations, limitations, preferences and relative, participating, optional or other special rights of each class or series of capital issued by the Trust and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Series C Preferred Shares evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

And irrevocably appoints:

as agent to transfer the Series C Preferred Shares evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

SCHEDULE I

COMPASS DIVERSIFIED HOLDINGS

Global Series C Preferred Share

7.875% Series C Cumulative Preferred Share

Certificate Number:

The number of Series C Preferred Shares initially represented by this global Series C Preferred Share Certificate shall be 4,000,000. Thereafter the Transfer Agent shall note changes in the number of Series C Preferred Shares evidenced by this global Series C Preferred Share Certificate in the table set forth below:

Date of Exchange	Amount of Decrease in Number of Shares Represented by this Global Series C Preferred Share Certificate	Amount of Increase in Number of Shares Represented by this Global Series C Preferred Share Certificate	Number of Shares Represented by this Global Series C Preferred Share Certificate following Decrease or Increase	Signature of Authorized Officer of Transfer Agent

EXHIBIT B

~~FIFTH~~SIXTH AMENDED AND RESTATED

OPERATING AGREEMENT

OF

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

Dated as of ~~December 6, 2016~~[                         ], 2021

Page

ARTICLE 1 THE COMPANY		1

Section 1.1	Formation	1

Section 1.2	Name	1

Section 1.3	Purpose; Powers; Company Not to Be an Investment Company; Prior Authorization of Actions Valid	2

Section 1.4	Principal Place of Business; Registered Office; Registered Agent	2

Section 1.5	Term	3

Section 1.6	Filings	3

Section 1.7	Title to Property	3

Section 1.8	Payments of Individual Obligations	3

Section 1.9	Interpretations; Definitions	~~3~~4

ARTICLE 2 THE TRUST		23

Section 2.1	Trust to Be Sole Holder of Trust Interests	23

Section 2.2	Trust Shares to Represent Trust Interests	~~23~~23

Section 2.3	Voluntary Exchange of Trust Shares for Trust Interests	~~23~~23

Section 2.4	Acquisition Exchange of Trust Shares for Trust Interests	~~23~~24

Section 2.5	Right of Holders of Trust Shares and Members to Enforce Provisions of this Agreement and Bring Derivative Action	24

Section 2.6	Reimbursement of Regular Trustees	~~24~~24

ARTICLE 3 CLASSES AND ISSUANCE OF LLC INTERESTS; TRANSFER		~~24~~25

Section 3.1	LLC Interests	~~24~~25

Section 3.2	Issuance of Additional Trust Interests	27

Section 3.3	Trust Interest Certificates; Admission of Additional Members	~~27~~28

Section 3.4	Repurchase of Trust Interests by the Company	28

Section 3.5	Mutilated, Lost, Destroyed or Stolen Certificates	~~28~~28

ARTICLE 4 ALLOCATIONS		~~28~~29

Section 4.1	General Application	~~28~~29

Section 4.2	Allocations of Profits and Losses	29

Section 4.3	Special Allocations	~~29~~30

Section 4.4	Curative Allocations	~~31~~31

i

Section 4.5	Loss Limitation	~~31~~31

Section 4.6	Other Allocation Rules	~~31~~32

Section 4.7	Tax Allocations: Code Section 704(c)	~~32~~32

ARTICLE 5 DISTRIBUTIONS		33

Section 5.1	Distributions to Members	33

Section 5.2	Distributions to the Allocation Member	~~33~~33

Section 5.3	Amounts Withheld	~~40~~40

Section 5.4	Limitations on Dividends and Distributions	~~40~~40

ARTICLE 6 BOARD OF DIRECTORS		~~40~~40

Section 6.1	Current Board	~~40~~40

Section 6.2	General Powers	41

Section 6.3	Duties of Directors	~~41~~41

Section 6.4	Number, Tenure and Qualifications	~~41~~41

Section 6.5	Election of Directors	~~42~~42

Section 6.6	Removal	~~42~~42

Section 6.7	Resignations	~~42~~42

Section 6.8	Vacancies and Newly Created Directorships	~~42~~43

Section 6.9	Appointment of or Nomination and Election of Chairman	~~43~~43

Section 6.10	Chairman of the Board	~~43~~43

Section 6.11	Regular Meetings	~~43~~43

Section 6.12	Special Meetings	~~43~~43

Section 6.13	Notice for Special Meetings	~~43~~44

Section 6.14	Waiver of Notice	~~44~~44

Section 6.15	Action Without Meeting	~~44~~44

Section 6.16	Conference Telephone Meetings	~~44~~44

Section 6.17	Quorum	~~44~~44

Section 6.18	Committees	45

Section 6.19	Committee Members	~~46~~46

Section 6.20	Committee Secretary	~~47~~47

Section 6.21	Compensation	~~47~~47

Section 6.22	Indemnification, Advances and Insurance	~~47~~47

Section 6.23	Reliance; Limitations in Liability	~~49~~49

ARTICLE 7 OFFICERS		~~50~~51

Section 7.1	General	~~50~~51

Section 7.2	Duties of Officers	51

Section 7.3	Election and Term of Office	~~51~~51

Section 7.4	Chief Executive Officer	~~51~~51

Section 7.5	Chief Financial Officer	~~51~~51

Section 7.6	Reserved	~~51~~52

Section 7.7	Secretary	~~52~~52

Section 7.8	Resignations	~~52~~52

Section 7.9	Vacancies	~~52~~52

ARTICLE 8 MANAGEMENT		~~52~~52

Section 8.1	Duties of the Manager	~~52~~52

Section 8.2	Secondment of the Chief Executive Officer and Chief Financial Officer	~~52~~52

Section 8.3	Secondment of Additional Officers	~~52~~52

Section 8.4	Status of Seconded Officers and Employees	~~52~~53

Section 8.5	Removal of Seconded Officers	~~53~~53

Section 8.6	Replacement Manager	~~53~~53

ARTICLE 9 THE MEMBERS		~~53~~53

Section 9.1	Rights or Powers	~~53~~53

Section 9.2	Annual Meetings of Members	~~53~~53

Section 9.3	Special Meetings of Members	~~53~~54

Section 9.4	Place of Meeting	~~53~~54

Section 9.5	Notice of Meeting	~~54~~54

Section 9.6	Quorum and Adjournment	~~55~~55

Section 9.7	Proxies	~~55~~55

Section 9.8	Notice of Member Business and Nominations	~~56~~56

Section 9.9	Procedure for Election of Directors; Voting	~~59~~61

Section 9.10	Inspectors of Elections; Opening and Closing the Polls	~~59~~61

Section 9.11	Confidential Member Voting	~~59~~62

Section 9.12	Waiver of Notice	~~60~~62

Section 9.13	Remote Communication	~~60~~62

Section 9.14	Member Action Without a Meeting	~~60~~63

Section 9.15	Return on Capital Contribution	~~61~~63

Section 9.16	Member Compensation	~~61~~63

Section 9.17	Member Liability	~~61~~63

ARTICLE 10 MEMBER VOTE REQUIRED IN CONNECTION WITH CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS		~~61~~63

Section 10.1	Vote Generally Required	~~61~~63

Section 10.2	Vote for Business Combinations	~~61~~64

Section 10.3	Power of Continuing Directors	~~61~~64

Section 10.4	No Effect on Fiduciary Obligations	~~62~~64

ARTICLE 11 BOOKS AND RECORDS		~~62~~64

Section 11.1	Books and Records; Inspection by Members	~~62~~64

Section 11.2	Reports	~~63~~65

Section 11.3	Preparation of Tax Returns	~~63~~66

Section 11.4	Tax Elections	~~64~~66

Section 11.5	Tax Information	~~64~~67

ARTICLE 12 AMENDMENTS		~~65~~67

ARTICLE 13 TRANSFERS; MONTHLY ALLOCATIONS		~~65~~68

ARTICLE 14 DISSOLUTION AND WINDING UP		~~66~~68

Section 14.1	Dissolution Events	~~66~~68

Section 14.2	Winding Up	~~66~~69

Section 14.3	Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	~~67~~70

Section 14.4	~~Deemed Distribution and Recontribution~~	~~67~~
	[Reserved]	70

Section 14.5	Rights of Members	~~68~~70

Section 14.6	Notice of Dissolution/Termination	~~68~~70

Section 14.7	Allocations During Period of Liquidation	~~68~~71

Section 14.8	Character of Liquidating Distributions	~~68~~71

Section 14.9	The Liquidator	~~68~~71

Section 14.10	Form of Liquidating Distributions	~~69~~71

ARTICLE 15 MISCELLANEOUS		~~69~~72

Section 15.1	Notices	~~69~~72

Section 15.2	Binding Effect	~~70~~72

Section 15.3	Construction	~~70~~73

Section 15.4	Time	~~70~~73

Section 15.5	Headings	~~70~~73

Section 15.6	Severability	~~70~~73

Section 15.7	Incorporation by Reference	~~70~~73

Section 15.8	Variation of Terms	~~70~~73

Section 15.9	Governing Law ~~and~~; Jurisdiction and Venue	~~70~~73

Section 15.10	Waiver of Jury Trial	~~71~~74

Section 15.11	Counterpart Execution	~~71~~74

Section 15.12	Specific Performance	~~71~~75

Exhibit A — Specimen LLC Interest Certificate

v

This ~~FIFTH~~SIXTH AMENDED AND RESTATED OPERATING AGREEMENT (the "Agreement") shall be effective as of ~~December 6, 2016~~[                    ], 2021 and is entered into by Compass Diversified Holdings and Sostratus LLC, as Members hereunder and pursuant to the provisions of the Act as in effect on the date hereof. Such Members hereby agree to the amendment and restatement of the Fifth Amended and Restated Operating Agreement, effective as of December 6, 2016, which amended and restated the Fourth Amended and Restated Operating Agreement, effective as of January 1, 2012, which amended and restated the Third Amended and Restated Operating Agreement, effective as of November 1, 2010, which amended and restated the Second Amended and Restated Operating Agreement, effective as of January 9, 2007 which amended and restated the Amended and Restated Operating Agreement, dated as of April 25, 2006, which amended and restated the Operating Agreement, dated as of November 18, 2005 (the "Original Agreement"), as set forth herein. Capitalized terms used in this Agreement without definition shall have the respective meanings specified in Section 1.9 and, unless otherwise specified, article and section references used herein refer to Articles and Sections of this Agreement.

ARTICLE 1

THE COMPANY

Section 1.1 Formation. Pursuant to the terms of the Original Agreement, the Manager formed the Company as a limited liability company under and pursuant to the provisions of the Act and upon the terms and conditions set forth in the Original Agreement. The fact that the Certificate is on file in the office of the Secretary of State of the State of Delaware shall constitute notice that the Company is a limited liability company. ~~Simultaneously with the execution of Original Agreement and the formation of the Company, the Manager was admitted as a Member of the Company.~~ The Manager shall be the designated "authorized person" of the Company within the meaning of the Act. The Manager shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business. The rights and liabilities of the Members are, and shall be, as provided under the Act, the Certificate and this Agreement.

Section 1.2 Name.

(a)          Subject to Section 1.2(b), the name of the Company shall continue to be Compass Group Diversified Holdings LLC and all business of the Company shall be conducted in such name~~.~~ or under any trade name or "doing business as" designation as the Board of Directors may, in its sole discretion, determine. The Board of Directors may change the name of the Company upon ten (10) Business Days' written notice to the Members, which name change shall be effective upon the filing of a certificate of amendment of the Certificate with the Secretary of State of the State of Delaware, and an amendment of this Agreement (which amendment shall not require the consent of any Member or other Person notwithstanding any other provision of this Agreement).

(b)         The Board of Directors shall take all action and do all things necessary to give effect to Section 9.~~5~~6 of the Management Services Agreement.

Section 1.3 Purpose; Powers; Company Not to Be an Investment Company; Prior Authorization of Actions Valid.

(a)          The purposes of the Company are (i) to conduct or promote any lawful business, purpose or activity permitted for a limited liability company of the State of Delaware under the Act, (ii) to make such additional investments and engage in such additional activities as the Board of Directors may approve, and (iii) to engage in any and all activities related or incidental to the purposes set forth in clauses (i) and (ii); provided, however, that the Company is not permitted to engage in any activities that would cause it to become an "investment company" as defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended and as may be amended from time to time, or any successor provision thereto.

(b)          The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purposes of the Company set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Board of Directors pursuant to Article 6 hereof.

(c)          Notwithstanding anything in this Agreement to the contrary, any actions and things (including the entering into and performance of any agreements or other documents) properly authorized, in the name and on behalf of the Company, by the Board of Directors as constituted at the time of any such authorization, whether prior to the date of this Agreement or under and in accordance with this Agreement, were, are and shall continue to be valid and duly authorized, and the Company shall continue to have the power and authority to take and do all such actions and things (including to enter into and perform all such agreements or other documents), whether or not such actions or things have already been taken or done (or such agreements or other documents entered into and/or performed), and regardless of whether the composition of the Board of Directors has changed.

(d)         The Company, and the Company on behalf of the Trust, is hereby authorized to execute, deliver and perform, and the Manager or any member of the Board of Directors or the Chief Executive Officer or the Chief Financial Officer, or any Person authorized by the Board of Directors on behalf of the Company, are hereby authorized to execute and deliver, the Management Services Agreements, the Trust Agreement and the other Transaction Documents (as such term is defined in the Original Agreement) and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement. The foregoing authorizations shall not be deemed a restriction on the powers of the Manager or the Board of Directors to enter into (or for the Board of Directors to delegate to other Persons the power to enter into) other agreements on behalf of the Company.

Section 1.4 Principal Place of Business; Registered Office; Registered Agent. The principal executive offices of the Company are at ~~61 Wilton Road~~301 Riverside Avenue, Second Floor, Westport, CT 06880. The Board of Directors may change the principal executive offices of the Company to any other place within or without the State of Delaware upon written notice to the Members. The address of the Company's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company or any successor registered agent for service of process as shall be appointed by the Board of Directors in accordance with the Act. The Company may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Company may from time to time require.

Section 1.5 Term. The term of the Company commenced on the date the Certificate was first filed in the Office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the winding up of the Company is completed following a Dissolution Event, as provided in Article 14, and the Certificate is cancelled as provided in the Act.

Section 1.6 Filings.

(a)          The Board of Directors shall take any and all other actions, as may be reasonably necessary, to perfect and maintain the status of the Company as a limited liability company or ~~similar~~other type of limited liability entity under the laws of the State of Delaware and under the laws of any other jurisdictions in which the Company engages in business, including causing the Company to prepare, execute and file such amendments to the Certificate and such other assumed name certificates, documents, instruments and publications as may be required by law, including, without limitation, action to reflect:

(i)           a change in the Company name; or

(ii)          a correction of false or erroneous statements in the Certificate to accurately represent the information contained therein.

(b)         Upon the dissolution and completion of the winding up of the Company in accordance with Article 14, the Board of Directors shall cause the Company to promptly execute and file a Certificate of Cancellation in accordance with the Act and the laws of any other jurisdiction in which the Board of Directors deems such filing necessary or advisable.

Section 1.7 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name, and each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

Section 1.8 Payments of Individual Obligations. The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

Section 1.9 Interpretations; Definitions.

(a)          Interpretations. For all purposes of this Agreement (as defined herein), except as otherwise expressly provided or unless the context otherwise requires:

(i)           the terms defined in this Section 1.9 have the meanings assigned to them in this Section and include the plural as well as the singular;

(ii)          unless the context otherwise requires, any reference to an "Article," "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Agreement;

(iii)         the words "herein," "hereinafter," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

(iv)          the term "including" is not limiting and means "including but not limited to".

(b)           Definitions.

"Acquirer" has the meaning set forth in the Trust Agreement.

"Acquisition Exchange" has the meaning set forth in the Trust Agreement.

"Act" means the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended from time to time (or any corresponding provisions of succeeding law) and, for the avoidance of doubt, includes all applicable jurisprudence.

"Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

(i)           credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to the penultimate sentence in each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

(ii)          debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations.

The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

"Adjusted Net Assets" shall be equal to, with respect to any Person as of any date, the sum of (i) such Person's consolidated total assets (as determined in accordance with GAAP) as of such date, plus (ii) the absolute amount of consolidated accumulated amortization of intangibles of such Person (as determined in accordance with GAAP) as of such date, minus (iii) the absolute amount of Adjusted Total Liabilities of such Person as of such date.

"Adjusted Profit Distribution Amount" has the meaning set forth in Section 5.2(b).

"Adjusted Total Liabilities" shall be equal to, with respect to any Person as of any date, such Person's consolidated total liabilities (as determined in accordance with GAAP) as of such date, after excluding the effect of any outstanding indebtedness of such Person.

"Administrator" means, as of any Calculation Date, (i) the Manager as of such Calculation Date, and (ii) if there is no Manager, the Chief Financial Officer in all other cases.

"Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or (ii) any officer, director, general member, member or trustee of such Person. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean, with respect to any Persons, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general members or Persons exercising similar authority with respect to such Person.

"Agreement" has the meaning set forth in the introductory paragraph hereof.

"Allocated Share of Company Overhead" means, with respect to any Profit Distribution Subsidiary during any Measurement Period as of any Calculation Date, the aggregate amount of such Profit Distribution Subsidiary's Quarterly Share of ~~the Company's~~Company Overhead for each Fiscal Quarter ending during such Measurement Period.

"Allocation Interests" means the limited liability company interests in the Company designated under the Original Agreement as the "Class B Interests" and subsequently redesignated as "Allocation Interests", as authorized pursuant to Section 3.1(b), and having the rights provided herein.

"Allocation Interest Certificate" means a certificate representing Allocation Interests substantially in the form attached hereto as Exhibit A.

"Allocation Member" means the holder of the Allocation Interests, in its capacity as a Member.

"Allocation Year" means (i) the period commencing on the Effective Date and ending on December 31, 2005, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (i) or (ii) above for which the Company is required to allocate Profits, Losses and other items of Company income, gain, loss or deduction pursuant to Article 4.

"Applicable Listing Rules" means the applicable rules, if any, of the principal U.S. securities exchange or the New York Stock Exchange, as the case may be, on which the Trust Shares or Trust Interests, as applicable, are listed or quoted, as the case may be.

"Appointed Director" has the meaning set forth in Section 6.4.

"Approved Profit Distribution" has the meaning set forth in Section 5.2(c).

"Approved Profit Distribution Payment Date" means, with respect to any Calculation Date, ten (10) Business Days after the date upon which the Approved Profit Distribution as of such Calculation Date is deemed approved in accordance with Sections 5.2(c) or 5.2(d).

"Associate" has the meaning ascribed to such term in Rule 12b-2 of the rules promulgated under the Exchange Act.

"Audit Committee" means the Audit Committee of the Board of Directors established pursuant to Section 6.18(a)(ii).

"Average Allocated Share of Consolidated Equity" shall be equal to, with respect to any Profit Distribution Subsidiary during any Measurement Period as of any Calculation Date, the average (i.e. the arithmetic mean) of the Profit Distribution Subsidiary's Quarterly Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

"BBA" has the meaning set forth in Section 11.4(a).

"Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 of the Rules and Regulations promulgated under the Exchange Act.

"Board" or "Board of Directors" means the Board of Directors referred to in Article 6.

"Business Combination" means:

(i)           any merger or consolidation of the Company or any Subsidiary thereof with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

(ii)          any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any property or assets of the Company or any Subsidiary thereof having an aggregate Fair Market Value as of the date of the consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iii)         the issuance or transfer by the Trust, the Company or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust, the Company or any Subsidiary thereof to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value as of the date of the consummation of the transaction giving rise to the Business Combination of not less than ten percent (10%) of the Net Investment Value as of such date; or

(iv)        any spin-off or split-up of any kind of the Company or any Subsidiary thereof, proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

(v)         any reclassification of the Trust Interests or securities of a Subsidiary of the Company (including any reverse split of Trust Interests or such securities) or recapitalization of the Company or such Subsidiary, or any merger or consolidation of the Company or such Subsidiary with any other Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the proportionate share of (A) Outstanding LLC Interests or such securities or securities of such Subsidiary which are beneficially owned by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or (B) any securities of the Company or such Subsidiary that are convertible into or exchangeable for Trust Interests or such securities of such Subsidiary, that are directly or indirectly owned by an Interested Shareholder or any of its Affiliates or Associates; or

(vi)        any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (v) above.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

"Calculation Date" means, with respect to any Trigger Event, the last day of the Fiscal Quarter in which such Trigger Event occurs.

"Capital Account" means, with respect to any Member, the Capital Account established and maintained for such Member by the Company in accordance with the following provisions:

(i)           to each Member's Capital Account there shall be credited (A) such Member's Capital Contributions (net of any liabilities relating to such Property), and (B) such Member's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 4.3 or 4.4;

(ii)          to each Member's Capital Account there shall be debited (A) the amount of money and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement (net of any liabilities relating to such Property), and (B) such Member's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 4.3 or 4.4;

(iii)         in the event LLC Interests are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred LLC Interests; and

(iv)         in determining the amount of any liability for purposes of subparagraphs (i) and (ii) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and the Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board of Directors shall determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members) are computed in order to comply with such Regulations, the Board of Directors may make such modification; provided, that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article 14 upon the dissolution of the Company. The Board of Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality among the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). The Manager may maintain separate Capital Accounts with respect to the Trust Preferred Interests and the Trust Common Interests if it determines it is necessary to properly maintain the economic expectations for each class of LLC Interests.

"Capital Contributions" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Property (other than money) net of any liabilities relating to such Property contributed to the Company with respect to the LLC Interests of the Company held or subscribed for by such Member.

"Capital Gains" (i) shall mean, with respect to any Person, capital gains (as determined in accordance with GAAP) that are calculated in connection with the sale of capital stock or assets of such Person and which gave rise to a Sale Event and the calculation of the Profit Distribution Amount, and (ii) shall be equal to the amount, adjusted for minority interests, by which (x) the net sales price of such capital stock or assets, as the case may be, exceeded (y) the net book value (as determined in accordance with GAAP) of such capital stock or assets, as the case may be, at the time of such sale thereof, as reflected on the Company's consolidated balance sheet prepared in accordance with GAAP; provided, that such amount shall not be less than zero.

"Capital Losses" (i) shall mean, with respect to any Person, capital losses (as determined in accordance with GAAP) that are calculated in connection with the sale of capital stock or assets of such person and which gave rise to a Sale Event and the calculation of the Profit Distribution Amount, and (ii) shall be equal to the amount, adjusted for minority interests, by which (x) the net book value (as determined in accordance with GAAP) of such capital stock or assets, as the case may be, at the time of such sale thereof, as reflected on the Company's consolidated balance sheet prepared in accordance with GAAP, exceeded (y) the net sales price of such capital stock or assets, as the case may be; provided, that the absolute amount shall not be less than zero.

"Cash Available for Distribution" means, for any period, the sum of (i) gross cash proceeds of the Company for such period (which includes the proceeds of borrowings by the Company) minus (ii) the portion thereof used to pay or establish reserves for Company expenses, debt payments, capital improvements, replacements and contingencies, in each case, as determined by the Board of Directors. "Cash Available for Distribution" shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves described in clause (ii) of the prior sentence.

"Certificate" means the certificate of formation of the Company filed with the Secretary of State of the State of Delaware pursuant to the Act on November 18, 2005, as originally executed and amended, modified, supplemented or restated from time to time as the context requires.

"Certificate of Cancellation" means a certificate of cancellation of the Certificate filed in accordance with 6 Del. C. § 18-203.

"Chairman" means the director designated or nominated and elected, as the case may be, as Chairman of the Board of Directors, in accordance with Section 6.9, with such powers and duties as are set forth in Section 6.10.

"Chief Executive Officer" means the Chief Executive Officer of the Company, including any interim Chief Executive Officer of the Company, with such powers and duties as are set forth in Section 7.4.

"Chief Financial Officer" means the Chief Financial Officer of the Company, including any interim Chief Financial Officer of the Company, with such powers and duties as are set forth in Section 7.5.

"Closing Price" means, as of any date:

(i)           the closing sale price (or, if no closing price is reported, the last reported sale price) of one Trust Share on the New York Stock Exchange on such date;

(ii)          if the Trust Shares are not so quoted on the New York Stock Exchange on any such date, the last reported sale price as reported in the composite transactions for the principal U.S. securities exchange on which the Trust Shares are so listed on such date;

(iii)         if the Trust Shares are not so reported, the last quoted bid price for the Trust Shares in the over-the-counter market as reported by the National Quotation Bureau or a similar organization on such date; or

(iv)         if the Trust Shares are not so quoted, the average of the midpoint of the last bid and ask prices for the Trust Shares from at least three nationally recognized investment banking firms that the Company selects for such purpose on such date.

"Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of law in effect in the future.

"Commission" means the U.S. Securities and Exchange Commission.

"Common Shares" has the meaning set forth in the Trust Agreement.

"Company" means the limited liability company formed pursuant to the Original Agreement and the Certificate, and continued pursuant to this Agreement.

"Company Minimum Gain" has the same meaning as the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

"Company Only Financial Statements" means, with respect to any accounting period, the unconsolidated financial statements of the Company prepared in accordance with GAAP.

"Compensation Committee" means the Compensation Committee of the Board of Directors established pursuant to Section 6.18(a)(iii).

"Consolidated Net Equity" shall be equal to, with respect to the Company as of any date, the sum of (i) the Company's consolidated total assets (as determined in accordance with GAAP) as of such date, plus (ii) the aggregate amount of assets impairments (as determined in accordance with GAAP) that were taken relating to any Subsidiaries of the Company as of such date, plus (iii) the consolidated accumulated amortization of intangibles (as determined in accordance with GAAP) of the Company as of such date, minus (iv) the Company's consolidated total liabilities (as determined in accordance with GAAP) as of such date.

"Continuing Director" means (i) any director of the Company who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

"Contribution-Based Profits" shall be equal to, with respect to any Profit Distribution Subsidiary for any Measurement Period as of any Calculation Date, the sum of (i) the aggregate amount of such Profit Distribution Subsidiary's net income (loss) (as determined in accordance with GAAP and adjusted for minority interests) with respect to such Measurement Period (without giving effect to any Capital Gains or Capital Losses realized by such Profit Distribution Subsidiary that arise with respect to the sale of capital stock or assets held by such Profit Distribution Subsidiary and which gave rise to a Sale Event and a calculation of Profit Distribution Amount to the extent included in the calculation of such Profit Distribution Subsidiary's net income (loss)), plus (ii) the absolute aggregate amount of such Profit Distribution Subsidiary's Loan Expense with respect to such Measurement Period, minus (iii) the absolute aggregate amount of such Profit Distribution Subsidiary's Allocated Share of ~~the Company's~~Company Overhead with respect to such Measurement Period.

"Control Date" means the date upon which the Acquirer becomes the Beneficial Owner of at least 90% of the Outstanding Trust Interests.

"Corresponding Trust Shares" has the meaning set forth in Section 3.1(a)(i).

"Cumulative Capital Gains" shall be equal to, as of any Calculation Date, the aggregate amount of Capital Gains realized by the Company as of such calculation date, after giving effect to any Capital Gains realized by the Company on such Calculation Date, since its inception.

"Cumulative Capital Losses" shall be equal to, as of any Calculation Date, the aggregate amount of Capital Losses realized by the Company, after giving effect to any Capital Losses realized by the Company on such Calculation Date, since its inception.

"Cumulative Gains and Losses" shall be equal to, with respect to the Company as of any Calculation Date, an amount equal to the sum of (i) the amount of Cumulative Capital Gains as of such Calculation Date, minus (ii) the absolute amount of Cumulative Capital Losses as of such Calculation Date.

"Current Board" has the meaning set forth in Section 6.1.

"Current Director" has the meaning set forth in Section 6.1.

"Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company, whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable, and (vi) obligations under direct or indirect guarantees of (including obligations, contingent or otherwise, to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v) above; provided, that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

"DGCL" means the Delaware General Corporation Law, 8 Del. C. §§ 101 et seq., as amended from time to time (or any corresponding provisions of succeeding law) and, for the avoidance of doubt, includes all applicable jurisprudence.

"Direct Company Expenses" means, with respect to any period, that portion of the Company's operating expenses (including any management fees paid by the Company) for such period that are not incurred with respect to any Subsidiary for such period.

"Disputed Profit Distribution" has the meaning set forth in Section 5.2(c).

"Disputed Profit Distribution Date" has the meaning set forth in Section 5.2(c).

"Disputed Profit Distribution Payment Date" means, with respect to any Calculation Date, (i) if the Administrator does not disagree with the Audit Committee's calculation of Disputed Profit Distribution in accordance with Section 5.2(e)(i)(B), ten (10) Business Days after the Disputed Profit Distribution Date as of such Calculation Date or (ii) in all other cases, twenty-one (21) Business Days after the Disputed Profit Distribution Date as of such Calculation Date.

"Distribution Entitlement" has the meaning set forth in Section 5.2(l).

"Distribution Entitlement Amount" shall be equal to, as of any date of a Distribution Entitlement Notice, the sum of (i) the aggregate amount of all Distribution Entitlements elected to be such by the Allocation Member on all Profit Distribution Payment Dates occurring prior to the date of such Distribution Entitlement Notice, minus (ii) the aggregate amount of all Distribution Entitlement Payments paid by the Company to the ~~Manager~~Allocation Member on all Distribution Entitlement Payment Dates occurring prior to the date of such Distribution Entitlement Notice.

"Distribution Entitlement Notice" has the meaning set forth in Section 5.2(l).

"Distribution Entitlement Payment" has the meaning set forth in Section 5.2(l).

"Distribution Entitlement Payment Date" has the meaning set forth in Section 5.2(l).

"Disinterested Director" means a director of the Company who is not and was not a party to the proceeding or matter in respect of which indemnification is sought by the claimant.

"Dissolution Event" has the meaning set forth in Section 14.1.

"Effective Date" means November 18, 2005, being the date of the effectiveness of the filing of the Certificate.

"Election Period" means, with respect to any Holding Date or anniversary thereof, the 30-day period immediately following such Holding Date or anniversary thereof.

"Entire Board of Directors" has the meaning set forth in Section 6.17.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date:

(i)           in the case of any equity securities, the average of the closing sale prices for such equity securities during the ten (10) Business Days immediately preceding such date:

(A)       as reported in composite transactions by the New York Stock Exchange;

(B)       if such equity securities are not so reported by the New York Stock Exchange, as reported in the composite transactions for the principal U.S. securities exchange on which such equity securities are so listed;

(C)       if such equity securities are not so reported, the last quoted bid price for such equity securities, in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

(ii)          if such equity securities are not so reported, quoted or listed, or in the case of any other Property, the fair market value of such equity securities or such Property as of such date as determined by a majority of the Board of Directors in good faith; provided, that if the ~~Manager~~Allocation Member shall dispute any such determination of fair market value by the Board of Directors, fair market value shall be determined instead by the investment banking or professional valuation firm selected by the Board of Directors from among no fewer than three qualified candidates provided by the ~~Manager~~Allocation Member.

"Fiscal Quarter" means the Company's fiscal quarter for purposes of its reporting obligations under the Exchange Act.

"Fiscal Year" means the Company's fiscal year for purposes of its reporting obligations under the Exchange Act.

"Future Investments" means contractual commitments to invest represented by definitive agreements.

"GAAP" means generally accepted accounting principles then in effect in the United States, consistently applied.

"Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for U.S. federal income tax purposes, except as follows:

(i)           the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board of Directors;

(ii)          the Gross Asset Values of all Company assets shall be adjusted by the Tax Matters Member to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Tax Matters Member as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company Property as consideration for an interest in the Company; (C) in connection with the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a partner capacity or by a new Member acting in a partner capacity or in anticipation of being a Member; (D) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) or (E) upon the declaration of a Holding Event; provided, that an adjustment described in clauses (A) through (C) of this subparagraph (ii) shall be made only if the Tax Matters Member reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;

(iii)         the Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution, as determined by the Tax Matters Member; and

(iv)         the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

"High Water Mark" means, as of any Calculation Date, the highest positive amount of the Company's Cumulative Gains and Losses as of such Calculation Date that were calculated in connection with any Qualifying Trigger Event that occurred prior to such Calculation Date.

"High Water Mark Allocation" shall be equal to, as of any Calculation Date, the product of (i) the amount of the High Water Mark as of such Calculation Date, multiplied by (ii) 20%.

"Holding Date" means, with respect to any Subsidiary, the fifth anniversary of the date upon which the Company acquired a controlling interest in such Subsidiary; provided, that if the Allocation Member has previously elected that a Holding Event has occurred with respect to any Subsidiary, then Holding Date shall mean, with respect to such Subsidiary, the fifth anniversary of the Calculation Date with respect to such previously elected Holding Event.

"Holding Event" means, with respect to any Subsidiary, (i) the election by the Allocation Member on or after the Holding Date with respect to such Subsidiary that a Holding Event has occurred; provided, that the Allocation Member must make such election during the Election Period with respect to such Holding Date, or (ii) the election by the Allocation Member on or after each anniversary of any Holding Date with respect to such Subsidiary that a Holding Event has occurred; provided, that the Allocation Member must make such election during the Election Period with respect to such anniversary of such Holding Date.

"Independent Director" means a director who (i) (a) is not an officer or employee of the Company, or an officer, director or employee of any Subsidiary of the Company, (b) was not appointed as a director ~~pursuant to the terms of the Management Services Agreement~~by the Allocation Member, and (c) for so long as the Management Services Agreement is in effect, is not affiliated with the Manager or any of its Affiliates, and (ii) who satisfies the independence requirements under the Applicable Listing Rules as determined by the Board of Directors.

"Independently Calculated Profit Distribution" has the meaning set forth in Section 5.2(d).

"Independently Calculated Profit Distribution Payment Date" means, with respect to any Calculation Date, ten (10) Business Days after the receipt by the Administrator and the Audit Committee of the calculation of Profit Distribution Amount as of such Calculation Date by the independent accounting firm in accordance with Section 5.2(d).

"Initial Public Offering" means the initial public offering of Trust Shares by the Trust on May 16, 2006.

"Interested Shareholder" means any Person (other than the Manager, the Members, the Company or any Subsidiary of the Company, any employee benefit plan maintained by the Company or any Subsidiary thereof or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

(i)           is, or was at any time within the three-year period immediately prior to the date in question, the Beneficial Owner of fifteen percent (15%) or more of the then Outstanding Voting Trust Interests and who did not become the Beneficial Owner of such amount of Trust Interests pursuant to a transaction that was approved by the affirmative vote of a majority of the Entire Board of Directors; or

(ii)          is an assignee of, or has otherwise succeeded to, any Trust Interests of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to the date in question, if such assignment or succession occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

For the purpose of determining whether a Person is an Interested Shareholder, the Trust Interests that may be issuable or exchangeable by the Company to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Trust Interests that may be issuable or exchangeable by the Company pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

"IPO Entity" has the meaning set forth in Section 5.2(b).

"IPO Event" has the meaning set forth in Section 5.2(b).

"Issuance Items" has the meaning set forth in Section 4.3(g).

"Level 1 Hurdle Amount" shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the product of (i) (x) 1.75% multiplied by (y) the number of Fiscal Quarters ending during the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, multiplied by (ii) such Profit Distribution Subsidiary's Average Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

"Level 2 Hurdle Amount" shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the product of (i) (x) 2.1875%, multiplied by (y) the number of Fiscal Quarters ending during the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, multiplied by (ii) such Profit Distribution Subsidiary's Average Allocated Share of Consolidated Equity for each Fiscal Quarter ending during such Measurement Period.

"Liquidation Period" has the meaning set forth in Section 14.7.

"Liquidator" means a Person appointed by the Board of Directors to oversee the winding up of the Company.

"LLC Interests" means, collectively, the Trust Interests and the Allocation Interests.

"Loan Expense" means, with respect to any Profit Distribution Subsidiary for any Measurement Period as of any Calculation Date, the aggregate amount of all interest or other expenses paid by such Profit Distribution Subsidiary with respect to indebtedness of such Profit Distribution Subsidiary to either the Company or other Subsidiaries of the Company with respect to such Measurement Period.

"Losses" has the meaning set forth in the definition of "Profits" and "Losses" below.

"Management Fee" means the management fee payable by the Company pursuant to the Management Services Agreement with respect to the provision of management services to the Company.

"Management Services Agreement" means the Management Services Agreement, dated as of May 16, 2006, as amended and as may be further amended from time to time hereafter, entered into by and between the Company and the Manager.

"Manager" means Compass Group Management LLC, and any successor thereto.

"Market Value" means, as of any date, the product of (1) the average number of, if the Trust is in existence as of such date, Trust Shares or, if the Trust is not in existence as of such date, Trust Interests, as applicable, issued and Outstanding, other than treasury shares or treasury Trust Interests, as applicable, during the last fifteen (15) Business Days of the most recently completed Fiscal Quarter as of such date multiplied by (2) the volume weighted average trading price per Trust Share or per Trust Interest, as applicable, as determined by reference to the relevant securities exchange identified in clause (i) of the definition of Fair Market Value, over such fifteen (15) Business Days.

"Measurement Period" means, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the period from and including the later of: (i) the date upon which the Company acquired a controlling interest in such Profit Distribution Subsidiary and (ii) the immediately preceding Calculation Date as of which Contribution-Based Profits were calculated with respect to such Profit Distribution Subsidiary and with respect to which Profit Distributions were paid (or, at the election of the Allocation Member, deferred) by the Company, up to and including such Calculation Date.

"Member" means, as of any date, any holder of Trust Interests or Allocation Interests, as of such date.

"Member Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

"Member Nonrecourse Debt Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

"Member Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

"Member Section 9.8 Director Nomination Notice" has the meaning set forth in Section 9.8(a)(ii).

"Member Section 9.8 Other Business Notice" has the meaning set forth in Section 9.8(a)(ii).

"Net Investment Value" means, as of any date, the sum of:

(i)           the Market Value as of such date; plus

(ii)          the amount of any borrowings (other than intercompany borrowings) of the Company and its Subsidiaries (but not including borrowings on behalf of any Subsidiary of such Subsidiaries) as of such date; plus

(iii)         the value of Future Investments of the Company and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the ~~Manager~~Allocation Member and approved by a majority of the Continuing Directors as of such date; provided, that such Future Investments have not been outstanding for more than two consecutive full Fiscal Quarters as of such date; less

(iv)         the aggregate amount held by the Company and its Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of such Subsidiaries) as of such date.

"Net Long Term Capital Gain" has the meaning set forth in Code Section 1222(7).

"New York Stock Exchange" means the New York Stock Exchange or any successor thereto.

"Nominating and Governance Committee" means the Nominating and Governance Committee of the Board of Directors established pursuant to Section 6.18(a)(i).

"Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

"Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

"Offer Price" means, as of any Control Date, the average Closing Price per Trust Share or Trust Interest, as applicable, on the twenty (20) Business Days immediately prior to, but not including, such Control Date.

"Original Agreement" has the meaning set forth in the introductory paragraph hereof.

"Outstanding" means, as of any date, with respect to any security theretofore issued by the Company, except:

(i)           such securities as represented by certificates or electronic positions evidencing such securities that have been canceled or delivered for cancellation; and

(ii)          such security as represented by certificates or electronic positions that have been exchanged for or in lieu of which other securities have been executed and delivered pursuant to Section 3.5.

"Overhead" shall be equal to, with respect to the Company for any Fiscal Quarter, the sum of (i) that portion of the Company's operating expenses (as determined in accordance with GAAP) (without giving effect to any expense attributable to the accrual or payment of any amount of Profit Distribution to the extent included in the calculation of the Company's operating expenses), including any Management Fees actually paid by the Company to the Manager, with respect to such Fiscal Quarter that are not attributable to any Subsidiary of the Company (i.e., operating expenses that do not correspond to operating expenses of a Subsidiary of the Company with respect to such Fiscal Quarter), plus (ii) the Company's accrued interest expense (as determined in accordance with GAAP) on any outstanding Third Party Indebtedness of the Company with respect to such Fiscal Quarter, minus (iii) revenue, interest income and other income reflected in the Company Only Financial Statements.

"Over-Paid Profit Distributions" shall be equal to, as of any Calculation Date, the amount by which (i) the aggregate amount of Profit Distributions that were actually paid by the Company with respect to all Profit Distribution Payment Dates immediately preceding such Calculation Date, exceeded (ii) the aggregate amount of Profit Distributions that were actually due and payable by the Company with respect to all such Profit Distribution Payment Dates, as determined in accordance with Section 5.2; provided, that such amount shall not be less than zero.

"Percentage Interest" means, as of any date of determination, (a) with respect to any Member as to such Member's Trust Common Interests, the ratio (expressed as a percentage) of the number of Trust Common Interests held by such Member on such date relative to the aggregate number of Trust Common Interests then Outstanding as of such date, (b) with respect to any Member as to such Member's Trust Preferred Interests, the percentage established for such Preferred Trust Interests by the Board of Directors in the relevant Trust Interest Designation as a part of the issuance of such Preferred Trust Interests, and (c) with respect to any Member as to such Member's Allocation Interests, the ratio (expressed as a percentage) of the number of Allocation Interests held by such Member on such date relative to the aggregate number of Allocation Interests then Outstanding as of such date.

"Person" means any individual, ~~company~~partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

"Profit Distribution" means, as of any Calculation Date, any Approved Profit Distribution as of such Calculation Date, Disputed Profit Distribution as of such Calculation Date, the Independently Calculated Profit Distribution as of such Calculation Date or the Profit Distribution Amount as of such Calculation Date, originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c), as the case may be. For the avoidance of doubt, Profit Distribution shall also mean any portion of the foregoing payable on any applicable Profit Distribution Payment Date, including any Independently Calculated Profit Distribution Payment Date or Submission Failure Payment Date, as the case may be.

"Profit Distribution Amount" shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the sum of (i) the amount by which Total Profit Allocation with respect to such Profit Distribution Subsidiary as of such Calculation Date exceeds such Profit Distribution Subsidiary's Level 1 Hurdle Amount as of such Calculation Date but is less than such Profit Distribution Subsidiary's Level 2 Hurdle Amount as of such Calculation Date, plus (ii) the product of (x) the amount by which Total Profit Allocation with respect to such Profit Distribution Subsidiary as of such Calculation Date exceeds such Profit Distribution Subsidiary's Level 2 Hurdle Amount as of such Calculation Date, multiplied by (y) 20%, minus (iii) the High Water Mark Allocation, if any, as of such Calculation Date.

"Profit Distribution Payment Date" means any Approved Profit Distribution Payment Date, as of any Calculation Date, with respect to Approved Profit Distribution, any Disputed Profit Distribution Payment Date, as of any Calculation Date, with respect to Disputed Profit Distribution, any Submission Failure Payment Date, as of any Calculation Date, with respect to Approved Profit Distribution, or any Independently Calculated Profit Distribution Payment Date, as of any Calculation Date, with respect to the Independently Calculated Profit Distribution, as the case may be.

"Profit Distribution Subsidiary" has the meaning set forth in Section 5.2(b).

"Profits" and "Losses" mean, for each Allocation Year, an amount equal to the Company's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(i)           any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

(ii)          any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

(iii)         in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

(iv)        gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

(v)         to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(vi)        notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 4.3 or 4.4 shall not be taken into account in computing Profits or Losses.

The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 4.3 and 4.4 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (v) above.

"Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

"Proposing Member" has the meaning set forth in Section 9.8(a)(ii).

"Qualifying Trigger Event" means any Trigger Event with respect to a Profit Distribution Subsidiary (i) that gave rise to the calculation of Total Profit Allocation with respect to such Profit Distribution Subsidiary as of any Calculation Date and (ii) where the amount of Total Profit Allocation so calculated as of such Calculation Date exceeded such Profit Distribution Subsidiary's Level 2 Hurdle Amount as of such Calculation Date.

"Quarterly Allocated Share of Consolidated Equity" shall be equal to, with respect to any Profit Distribution Subsidiary for any Fiscal Quarter, the product of (i) the Company's Consolidated Net Equity as of the last day of such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is such Profit Distribution Subsidiary's Adjusted Net Assets as of the last day of such Fiscal Quarter and the denominator of which is the sum of the Adjusted Net Assets of all of the Subsidiaries owned by us as of the last day of such Fiscal Quarter.

"Quarterly Share of Company Overhead" shall be equal to, with respect to any Profit Distribution Subsidiary for any Fiscal Quarter, the product of (i) the absolute amount of the Company's Overhead with respect to such Fiscal Quarter, multiplied by (ii) a fraction, the numerator of which is such Profit Distribution Subsidiary's Adjusted Net Assets as of the last day of such Fiscal Quarter and the denominator of which is the sum of the Adjusted Net Assets of all of the Subsidiaries owned by us as of the last day of such Fiscal Quarter.

"Register" has the meaning set forth in Section 3.3.

"Regular Trustees" has the meaning set forth in the Trust Agreement.

"Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations are amended from time to time.

"Regulatory Allocations" has the meaning set forth in Section 4.4.

"Rules and Regulations" means the rules and regulations promulgated under the Exchange Act or the Securities Act.

"Sale Event" means, with respect to any Subsidiary, the sale of a material amount, as determined by the Allocation Member and consented to by a majority of the Board of Directors, such consent not to be unreasonably withheld, conditioned or delayed, of the capital stock or assets of such Subsidiary or a Subsidiary of such Subsidiary.

"Secretary" means the Secretary of the Company, with such powers and duties as set forth in Section 7.7.

"Securities Act" means the Securities Act of 1933, as amended.

"Submission Date" has the meaning set forth in Section 5.2(d).

"Submission Failure Payment Date" means, with respect to any Calculation Date, ten (10) Business Date after the Submission Date with respect to such Calculation Date.

"Subsidiary" means, with respect to any Person, any corporation, company, joint venture, limited liability company, association or other Person in which such Person owns, directly or indirectly, more than 50% of the Outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

"Tax Distribution" has the meaning set forth in Section 5.2(h).

"Tax Distribution Payment Date" has the meaning set forth in Section 5.2(h).

"Tax Matters Member" has the meaning set forth in Section 11.4(a).

"Third Party Indebtedness" means, with respect to any Person, indebtedness of such Person owed to any third party lenders that are not Affiliated with such Person.

"Total Profit Allocation" shall be equal to, with respect to any Profit Distribution Subsidiary as of any Calculation Date, the sum of (i) the Contribution-Based Profits of such Profit Distribution Subsidiary for the Measurement Period with respect to such Profit Distribution Subsidiary as of such Calculation Date, plus (ii) if the Trigger Event underlying the calculation of Total Profit Allocation as of such Calculation Date is a Sale Event, the Company's Cumulative Gains and Losses as of such Calculation Date.

"Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, sell, pledge or hypothecate or otherwise dispose of.

"Transfer Agent" means, with respect to the Trust Shares and the LLC Interests, Broadridge Corporate Issuer Solutions, Inc., or any successor(s) thereto.

"Trigger Event" means, with respect to any Subsidiary, the occurrence of either a Sale Event or a Holding Event with respect to such Subsidiary.

"Trust" means Compass Diversified Holdings, a Delaware statutory trust.

"Trust Agreement" means the ~~Second~~Third Amended and Restated Trust Agreement, dated as of the date hereof, entered into by and among the Company and BNY Mellon Trust of Delaware, a Delaware banking corporation, as property trustee, and the Regular Trustees.

"Trust Common Interests" means any Trust Interests that are not Trust Preferred Interests.

"Trust Interest Certificates" means, with respect to Trust Common Interests, a certificate substantially in the form attached hereto as Exhibit A and, with respect to Trust Preferred Interests, such certificates, if any, as specified in the applicable Trust Interest Designation.

"Trust Interest Designation" has the meaning assigned to such term in Section 3.1(a).

"Trust Interests" means limited liability company interests issued by the Company that evidence a Member's rights, powers and duties with respect to the Company pursuant to this Agreement and the Act, other than Allocation Interests. Trust Interests may be Trust Common Interests or Trust Preferred Interests, and may be issued in one or more series or, in the case of Trust Preferred Interests, classes.

"Trust Member" means any holder of a Trust Interest, in its capacity as a Member.

"Trust Preferred Interests" means a class or series of limited liability interests in the Company that entitles the Person in whose name such limited liability interests are registered on the books that the Company has caused to be kept as of the opening of business on a particular Business Day to a preference or priority over the holders of any other class or series of limited liability interests in the Company in (i) the right to share Profits or Losses or items thereof, (ii) the right to share in Company distributions, and/or (iii) rights upon dissolution or liquidation of the Company.

"Trust Shares" means the shares of the Trust, each representing one undivided beneficial interest in the assets of the Trust.

"Under-Paid Profit Distributions" shall be equal to, as of any Calculation Date, the amount by which (i) the aggregate amount of Profit Distributions that were actually due and payable by the Company with respect to all Profit Distribution Payment Dates immediately preceding such Calculation Date, as determined in accordance with Section 5.2 exceeded (ii) the aggregate amount of Profit Distributions that were actually paid by the Company with respect to all such Profit Distribution Payment Dates; provided, that such amount shall not be less than zero.

"Voluntary Exchange" has the meaning set forth in the Trust Agreement.

"Voting Commitment" has the meaning set forth in Section 9.8(a)(ii).

"Voting Trust Interests" means, at any time, all Trust Interests then Outstanding with respect to which the holder thereof is, pursuant to this Agreement or the applicable Trust Interest Designation, entitled to vote on matters submitted for consent or approval of holders of Trust Interests under this Agreement.

ARTICLE 2

THE TRUST

Section 2.1 Trust to Be Sole Holder of Trust Interests. The Company issued Trust Interests to the Trust as the initial Trust Member, and the Trust was admitted to the Company as a Member of the Company in respect thereof upon its execution of a counterpart of the Original Agreement. For so long as the Trust remains in existence, subject to Sections 2.3 and 2.4(a), it is intended that the Trust shall be the sole Trust Member and the sole owner of one hundred percent (100%) of the Trust Interests, and, during such period, the Company shall not issue, sell or otherwise transfer any of its Trust Interests to any Person other than the Trust. Each Trust Member agrees with the Company to be bound by the terms of this Agreement.

Section 2.2 Trust Shares to Represent Trust Interests. Each Trust Share represents one undivided beneficial interest in the assets of the Trust, which assets consist of the underlying Trust Interests.

Section 2.3 Voluntary Exchange of Trust Shares for Trust Interests. The Company, acting through its Board of Directors, shall take all actions and do all things necessary to give effect to a Voluntary Exchange on the terms and conditions set forth in Section 9.2 of the Trust Agreement.

Section 2.4 Acquisition Exchange of Trust Shares for Trust Interests.

(a)       Right to Acquisition Exchange. The Company, acting through its Board of Directors, shall take all actions and do all things necessary to give effect to an Acquisition Exchange on the terms and conditions set forth in Section 9.3 of the Trust Agreement.

(b)       Right to Acquire Trust Interests of Remaining Holders for Cash. Following the completion of an Acquisition Exchange, the Acquirer shall have the right to purchase, solely for cash, and Members other than the Acquirer shall be required to sell, all, but not less than all, of the Outstanding Trust Interests not then held by the Acquirer, at the Offer Price. The Acquirer may exercise its right to effect such purchase by delivering written notice to the Company and the Transfer Agent of its election to make the purchase not less than sixty (60) days prior to the Control Date. Promptly after receipt of such notice, the Board of Directors shall declare a record date. The Company will cause the Transfer Agent to mail a copy of such notice to the Trust Members at least thirty (30) days prior to such Control Date.

Section 2.5 Right of Holders of Trust Shares and Members to Enforce Provisions of this Agreement and Bring Derivative Action.

(a)       The Allocation Member, individually, and any other Member or Members holding, in the aggregate, at least ten percent (10%) of the Outstanding Trust Common Interests, shall have the right to institute any legal proceeding against the Company to enforce the provisions of this Agreement, and to the fullest extent permitted by applicable law, no other Member or Members shall have the right to institute any legal proceeding against the Company to enforce the provisions of this Agreement.

(b)       For so long as the Trust remains the sole holder of Trust Interests, holders of at least ten percent (10%) of the Common Shares then Outstanding shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust, as a holder of Trust Interests and, to the extent permitted by applicable law, such holders of Common Shares may direct the time, method and place of conducting any such legal proceeding brought by the Trust. For so long as the Trust remains the sole holder of Trust Interests, holders of record of at least ten percent (10%) of the Common Shares then Outstanding shall also have the right to institute directly against the Company any legal proceeding available to the Trust against the Company to enforce the provisions of this Agreement. Solely for purposes of this Section 2.5(b) and only to the extent provided herein, the holders of Common Shares shall be deemed to be third-party beneficiaries of this Agreement to the same extent as if they were signatories hereto.

(c)       Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to give to any Person any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 2.6 Reimbursement of Regular Trustees.~~.~~ The Company shall reimburse the Regular Trustees for any expenses, out-of-pocket or otherwise, incurred on behalf of the Trust or otherwise in connection with performing any of their duties or obligations under the Trust Agreement.

ARTICLE 3

CLASSES AND ISSUANCE OF LLC INTERESTS; TRANSFER

Section 3.1 LLC Interests. The Company shall be authorized to issue Trust Interests and Allocation Interests to the Members as provided in Sections 3.1(a) and (b):

(a)          Trust Interests.

(i)           Generally. The Company, and the Board of Directors by resolution on behalf of the Company, shall, without the vote or consent of any Member or other Person, initially be authorized to issue up to five hundred million (500,000,000) Trust Common Interests in one or more series and fifty million (50,000,000) Trust Preferred Interests in one or more classes or series and, for so long as the Trust remains the sole holder of Trust Interests, the Company shall cause to be issued to the Trust, as of any date, the identical number of each class or series of Trust Interests as the number of each class or series of Trust Shares that are issued and Outstanding (such corresponding Trust Shares sometimes referred to herein as "Corresponding Trust Shares"). The aggregate number of Trust Interests that are authorized to be issued may be increased from time to time by an amendment to this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Entire Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the Voting Trust Interests then Outstanding present in person or represented by proxy at a meeting of the Members. Each Member holding a Trust Interest shall have all the rights, privileges and obligations set forth herein pertaining to holders of Trust Interests, and shall, subject to any applicable Trust Interest Designation, have one vote per Trust Interest in accordance with the terms of this Agreement. The Trust Interests shall, subject to any applicable Trust Interest Designation, be certificated in the form of a Trust Interest Certificate or represented by electronic book-entry position.

(ii)          Trust Preferred Interests.

(A)       Without the consent or approval of any Members, Trust Preferred Interests may be issued by the Company, and by the Board of Directors on behalf of the Company, in one or more classes or series, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing class or series of Trust Interests) as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a "Trust Interest Designation"), including (i) the right to share Company Profits and Losses or items thereof; (ii) the right to share in Company distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (iii) rights upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may redeem such Trust Preferred Interests; (v) whether such Trust Preferred Interests are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, any rate adjustments, the date or dates on which, or the period or period during which, such Trust Preferred Interests will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (vi) the terms and conditions upon which such Trust Preferred Interests will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Trust Preferred Interests; (viii) the terms and amounts of any sinking fund provided for the purchase or redemption of such Trust Preferred Interests of the class or series; (ix) whether there will be restrictions on the issuance of Trust Preferred Interests of the same class or series or any other class or series; and (x) the right, if any, of the holder of each such Trust Preferred Interests to vote on Company matters, including matters relating to the relative rights, preferences and privileges of such Trust Interests. A Trust Interest Designation (or any resolution of the Board of Directors amending any Trust Interest Designation) shall be effective when a duly executed original of the same is delivered to the Secretary of the Company for inclusion among the books and records of the Company, and shall be annexed to, and constitute part of, this Agreement. Unless otherwise provided in the applicable Trust Interest Designation, subject to Section 3.1(a)(i), the Board of Directors may at any time increase or decrease the amount of Trust Preferred Interests of any class or series, but not below the number of Trust Preferred Interests of such class or series then Outstanding.

(B)       Subject to clause (B) of Article 12 but otherwise notwithstanding anything to the contrary contained in this Agreement (including Article 12 except for clause (B) thereof), the Board of Directors may, without the consent or approval of any Members, amend this Agreement and make any filings under the Act or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to effectuate any issuance of Trust Preferred Interests pursuant to this Article 3. The terms of any Trust Interest Designation adopted hereunder may amend the provisions of this Agreement or any other Trust Interest Designation.

(C)       The Board of Directors may classify any unissued Trust Preferred Interests and reclassify any previously classified but unissued Trust Preferred Interests of any series from time to time, in one or more classes or series.

(iii)         Restrictions on Transfer of Trust Interests. Except as otherwise provided in Article 2, the Trust to the fullest extent permitted by law shall not be permitted to transfer, and the Company shall not recognize any purported transfer of, nor in any respect treat any purported transferee as the owner of, any Trust Interests held by the Trust.

(b)         Allocation Interests.

(i)           Generally. The Company is authorized to issue one thousand (1,000) Allocation Interests. As of the date hereof, all one thousand (1,000) Allocation Interests have been issued to the Allocation Member. Each Member holding an Allocation Interest shall have all the rights, privileges and obligations set forth herein pertaining to holders of Allocation Interests. The Allocation Interests shall be certificated in the form of an Allocation Interest Certificate. The holders of Allocation Interests shall not be entitled to vote with respect to any issue relating to the Company notwithstanding the Act or other applicable law, except as provided in Article 10 (in which case, the holders of Allocation Interests shall have one vote per Allocation Interest). For the avoidance of doubt, the parties intend that the Manager not be a "manager" within the meaning of Section 18-402 of the Act.

(ii)          Restrictions on Transfer of Allocation Interests. ~~Until such time as the Management Services Agreement is terminated, the Manager (or any~~Any Allocation Member holding Allocation Interests in accordance with this Section 3.1(b~~))~~) to the fullest extent permitted by law shall not be permitted to transfer, and the Company shall not recognize any purported transfer of, nor in any respect treat any purported transferee as the owner of, any Allocation Interests held by the ~~Manager~~Allocation Member; provided, that any Allocation Member may transfer Allocation Interests to any Affiliate of ~~the Manager~~an Allocation Member, and any Allocation Interests so transferred shall remain subject to the restrictions of this Section 3.1(b)(~~i~~ii) in the hands of such permitted transferee. Simultaneously with the assignment of any Allocation Interest to a permitted transferee hereunder, such permitted transferee shall be automatically admitted to the Company as an Allocation Member without the consent or approval of the Board or any Member or any other Person, upon such permitted transferee's agreement to be bound by all the provisions of this Agreement, which may be a counterpart signature page to this Agreement. Each permitted transfer of Allocation Interests prior to the date of this Agreement, and the admission of the transferee as an Allocation Member contemplated by the transferor and transferee of such permitted transfer, are hereby ratified, confirmed and approved in all respects. It is hereby confirmed that Sostratus LLC, as the current holder of all of the Allocation Interests as of the date of this Agreement, hereby continues as the Allocation Member.

Section 3.2 Issuance of Additional Trust Interests. For so long as the Trust remains the sole holder of Trust Interests, (a) the Board of Directors shall have authority to issue to the Trust, from time to time without any vote or other action by the Members, in one or more classes or series, as applicable, any or all Trust Interests of the Company at any time authorized, and (b) the Company will issue additional Trust Interests, in one or more classes or series, as applicable, to the Trust in exchange for an equal number of Corresponding Trust Shares which the Company may sell or distribute in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

Section 3.3 Trust Interest Certificates; Admission of Additional Members. Subject to any applicable Trust Interest Designation, the Trust Interest Certificates shall be conclusive evidence of ownership of the related Trust Interests, and every holder of record of Trust Interests of the Company shall be entitled to one or more Trust Interest Certificates representing the number of Trust Interests held by such holder of record. Any Trust Interest Certificates of the Company to be issued shall be issued under the seal of the Company, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Company as they are issued. If and when issued, each Trust Interest Certificate shall bear a serial number, shall exhibit the holder's name and the number of Trust Interests evidenced thereby and shall be signed by the Chief Executive Officer or the Chief Financial Officer. Any or all of the signatures on the Trust Interest Certificates may be facsimiles. If any officer or Transfer Agent who has signed or whose facsimile signature has been placed upon a Trust Interest Certificate shall have ceased to be such officer or Transfer Agent before such Trust Interest Certificate is issued, the Trust Interest Certificate may be issued by the Company with the same effect as if such Person ~~or entity~~ were such officer or Transfer Agent at the date of issue. The Company shall at all times retain the Transfer Agent to maintain a register of the Trust Interests (the "Register"), the Transfer Agent, in such capacity shall be known as the Registrar, and cause such Registrar to register thereon any transfer of Trust Interest Certificates. Transfer of Trust Interests of the Company shall be made on the Register only upon surrender to the Transfer Agent of the Trust Interest Certificates, if any, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; provided, however, that such succession, assignment or transfer is not prohibited by the Trust Interest Certificates, this Agreement, any applicable Trust Interest Designation, applicable law or contract. Thereupon, the Company shall issue a new Trust Interest Certificate (if applicable and requested) to the Person entitled thereto, cancel any old Trust Interest Certificate, and instruct the Registrar to record the transaction upon the Register.

Section 3.4 Repurchase of Trust Interests by the Company.

(a)          The Board of Directors shall have authority to cause the Company to conduct a capital reduction, including the repurchase of any number of issued and Outstanding Trust Interests; provided, however, that the Company shall not purchase or redeem its Trust Interests for cash or other property if any such purchase or redemption would be inconsistent with the requirements of Section 18-607 or Section 18-804 of the Act; provided, further, that so long as the Trust remains the sole holder of Trust Interests, the Company, as sponsor of the Trust, acting through its Board of Directors, shall cause the Trust to conduct a capital reduction on similar terms and shall ensure that an identical number of Trust Interests and Trust Shares are issued and Outstanding at any one time.

(b)         Any Trust Interests tendered and repurchased by the Company, in accordance with this Section 3.4, shall be deemed to be authorized and issued, but not Outstanding and, subject to Section 2.1, may subsequently be sold or Transferred for due consideration.

Section 3.5 Mutilated, Lost, Destroyed or Stolen Certificates.~~.~~ Each holder of record of Trust Interests and Allocation Interests shall promptly notify the Company of any mutilation, loss or destruction of any certificate of which such holder is the record holder. The Company may, in its discretion, cause the Transfer Agent to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board of Directors may, in its discretion, require the holder of record of the Trust Interests or Allocation Interests evidenced by the lost, stolen or destroyed certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE 4

ALLOCATIONS

Section 4.1 General Application.~~.~~ The rules set forth below in this Article 4 shall, subject to any applicable Trust Interest Designation, apply for the purposes of determining each Member's allocable share of the items of income, gain, loss and expense of the Company comprising Profits or Losses of the Company for each Allocation Year, determining special allocations of other items of income, gain, loss and expense, and adjusting the balance of each Member's Capital Account to reflect the aforementioned general and special allocations. For each Allocation Year, the special allocations in Section 4.3 shall be made immediately prior to the general allocations of Section 4.2.

Section 4.2 Allocations of Profits and Losses.

(a)           Special Allocations Following Capital Gain Transactions. If the Company has a Sale Event during the Allocation Year, any Company Net Long Term Capital Gain shall be allocated:

(i)       First to the Allocation Member to the extent of any amounts payable to the Allocation Member with respect to the Allocation Year pursuant to Section 5.2, and

(ii)       The balance of such Net Long Term Capital Gain shall, subject to any applicable Trust Interest Designation, be allocated among the Members in accordance with the general allocation of Profits or Losses for such year, as provided in Section 4.2(b) or (c).

(b)          Allocation of Profit. If the Company has Profits during the Allocation Year, after excluding the amount of any Net Long Term Capital Gain allocated to the Allocation Member pursuant to Section 4.2(a), such Profits (as so reduced) shall be allocated:

(i)       First to the Allocation Member to the extent of the any amounts payable to the Allocation Member with respect to the Allocation Year pursuant to Section 5.2, but without duplicating any allocations of Net Long Term Capital Gain to the Allocation Member for such Allocation Year pursuant to Section 4.2(a), and

(ii)       Subject to any applicable Trust Interest Designation, the balance to the Members in accordance with their Percentage Interests.

(c)          Allocation of Losses. If the Company has Losses during the Allocation Year, after excluding the amount of any Net Long Term Capital Gain allocated to the Allocation Member pursuant to Section 4.2(a), such Losses (as so increased) shall be allocated, subject to the limitations of Section 4.5:

(i)        First to the Members in accordance with their Percentage Interests, up to, but not exceeding, the amount that would cause the Capital Account of any Member to be a negative number; and

(ii)       The balance, if any, shall be allocated among the Trust Members in accordance with their Percentage Interests.

(d)          Character of Allocations. Allocations to Members of Profits or Losses pursuant to Sections 4.2(b) and 4.2(c) shall consist of a proportionate share of each Company item of income, gain, expense and loss entering into the computation of Profits or Losses for such Allocation Year (other than the portion of each Net Long Term Capital Gain that is specially allocated to the Allocation Member pursuant to Section 4.2(a)).

Section 4.3 Special Allocations. The following special allocations shall, subject to any applicable Trust Interest Designation, be made in the following order:

(a)         Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Article 4, if there is a net decrease in Company Minimum Gain during any Allocation Year, each Member shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g) and (h). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 4.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b)         Member Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Article 4, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Allocation Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 4.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c)          Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible; provided, that an allocation pursuant to this Section 4.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 4 have been tentatively made as if this Section 4.3(c) were not in this Agreement.

(d)         Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Members in the manner elected by the Tax Matters Member in conformity with the provisions of Regulations 1.704-2, and in the absence of such an election, to the Trust Members in proportion to their respective Percentage Interests.

(e)          Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(f)           Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b), is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(g)         Allocations Relating to Taxable Issuance of Company LLC Interests. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of LLC Interests by the Company to a Member (the "Issuance Items") shall be allocated among the Members (the Trust Member and Allocation Member) so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations made under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

Section 4.4 Curative Allocations. The allocations set forth in Sections 4.3(a), 4.3(b), 4.3(c), 4.3(d), 4.3(e), 4.3(f), 4.3(g) and 4.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 4.4. Therefore, notwithstanding any other provision of this Article 4 (other than the Regulatory Allocations), the Board of Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Sections 4.1~~, 4.2~~ and 4.~~3(h).~~2.

Section 4.5 Loss Limitation. Losses allocated pursuant to Section 4.2 shall not exceed the maximum amount of Losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 4.2, the limitation set forth in this Section 4.5 shall be applied on a Member-by-Member basis, and Losses not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Members' Capital Accounts so as to allocate the maximum permissible Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

Section 4.6 Other Allocation Rules.

(a)          For purposes of determining the Profits and Losses or any other items allocable to any period, Profits, Losses, and any other such items shall be determined on a monthly or other basis, as determined by the Company using any method permissible under Code Section 706 and the Regulations thereunder.

(b)         The Members are aware of the income tax consequences of the allocations made by this Article 4 and hereby agree to be bound by the provisions of this Article 4 in reporting their shares of Company income and loss for income tax purposes.

(c)          Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Member's interests in Company profits are in proportion to their Percentage Interests.

(d)         To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Manager shall endeavor to treat distributions as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Member.

(e)       To the extent the Tax Matters Member determines, in consultation with the Company's tax advisors, that any distribution pursuant to Article 5 to a Member hereunder (or portion of such distribution) would more properly be characterized as a payment described in Code Section 707(a) or 707(c), such payment may be so characterized in the Company's tax filings, and in such event, shall be taken into account for federal income tax purposes as an expense of the Company, and not as an allocation of income to a Member affecting such Member's Capital Account.

Section 4.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for U.S. federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using a method, selected in the discretion of the Board of Directors in accordance with Section 1.704-3 of the Regulations.

In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

Any elections or other decisions relating to such allocations shall be made by the Board of Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.7 are solely for purposes of U.S. federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

ARTICLE 5

DISTRIBUTIONS

Section 5.1 Distributions to Members.

Except as otherwise provided in Section 5.3 and Article 14, the Board of Directors may, in its sole discretion and at any time, declare and pay distributions with respect to the LLC Interests to the Members, as of any record date established by the Board of Directors with respect to such distributions, from Cash Available for Distribution to all Members, subject to any applicable Trust Interest Designation, in proportion to their Percentage Interests.

Section 5.2 Distributions to the Allocation Member.

(a)          In General. Except as otherwise provided in Section 5.3 and Article 14 and subject to the other terms and conditions set forth in this Section 5.2, for so long as the Allocation Interests are Outstanding (i) the Administrator shall calculate (x) the Profit Distribution Amount, and the components thereof, in accordance with Section 5.2(b) and (y) Tax Distributions, and the components thereof, in accordance with Section 5.2(i~~)~~), and (ii) the Company shall pay (x) Profit Distributions in accordance with Section 5.2(e) and (y) Tax Distributions in accordance with Section 5.2(h).

(b)          Calculation of Profit Distribution Amount Upon Trigger Event. Subject to Section 5.2(g), upon the occurrence of a Trigger Event with respect to any Subsidiary (the "Profit Distribution Subsidiary"), the Administrator, as of the relevant Calculation Date with respect to such Trigger Event, shall:

(i)           calculate, on or promptly following such Calculation Date, the Profit Distribution Amount with respect to such Profit Distribution Subsidiary as of such Calculation Date; and

(ii)          adjust such Profit Distribution Amount (as adjusted, the "Adjusted Profit Distribution Amount") so calculated, on a dollar-for-dollar basis, by:

(A)       reducing such Profit Distribution Amount by the aggregate amount of any Over-Paid Profit Distributions, if any, existing as of such Calculation Date;

(B)       increasing such Profit Distribution Amount by the aggregate amount of any Under-Paid Profit Distributions, if any, existing as of such Calculation Date; and

(C)       reducing such Profit Distribution Amount by the aggregate amount of any Tax Distributions, if any, that were previously received by the Allocation Member on any Tax Distribution Payment Date prior to such Calculation Date, to the extent such amount of Tax Distributions have not been previously applied towards a reduction of Profit Distribution Amount in accordance with this Section 5.2(b).

If more than one Trigger Event takes place during any Fiscal Quarter which would cause the calculation of the Profit Distribution Amount with respect to more than one Profit Distribution Subsidiary as of the Calculation Date with respect to such Trigger Event, then the Profit Distribution Amount shall be calculated under this Section 5.2(b) with respect to each Profit Distribution Subsidiary separately and in the order in which controlling interest in each such Profit Distribution Subsidiary was acquired or otherwise obtained by the Company, and the resulting amounts so calculated shall be aggregated to determine the total amount of the Profit Distribution Amount as of such Calculation Date for any purpose hereunder; provided, that if controlling interest in such Profit Distribution Subsidiaries was acquired or otherwise obtained at the same time, then the Profit Distribution Amount shall be further calculated under this Section 5.2(b) with respect to each Profit Distribution Subsidiary separately and in the order in which each such Profit Distribution Subsidiary was sold.

Notwithstanding anything to the contrary in this Agreement (including, for the avoidance of doubt, the definitions of "Calculation Date" and "Total Profit Allocation"), upon the closing of an initial public offering (an "IPO Event") by any Subsidiary (an "IPO Entity"), such IPO Event and the receipt of proceeds from such IPO Event shall be treated as a Sale Event subject to the following provisions:

(1)          The calculation by the Administrator and the payment by the Company of the Adjusted Profit Distribution Amount in connection with the IPO Event shall be calculated and paid in quarterly installments upon the receipt by the Company of proceeds from the sale of equity securities of such IPO Entity, either in connection with the IPO Event or thereafter, regardless of whether such IPO Entity is thereafter a Subsidiary;

(2)          If on the date of the IPO Event the IPO Entity had positive Contribution-Based Profits for the Measurement Period ending on the IPO Event, then the Administrator shall calculate and the Company shall pay the first installment of the Adjusted Profit Distribution Amount inclusive of the entire amount attributable to the Contribution-Based Profits of the IPO Entity as though a Holding Event had been declared in conjunction with the IPO Event;

(3)          If on the date of the IPO Event the IPO Entity had negative Contribution-Based Profits for the Measurement Period ending on the IPO Event, then no installments of the Adjusted Profit Distribution Amount shall be payable to the Allocation Member until, and to the extent, the Total Profit Allocation with respect to the IPO Entity recalculated as of the date of payment is a positive number.

(4)          Upon an IPO Event, the Contribution-Based Profits in respect of the IPO Entity shall be fixed and no further Contribution-Based Profits shall be taken into account in respect of the IPO Entity, regardless of whether the IPO Entity is or is not then a Subsidiary.

(5)          In conjunction with the IPO Event, the Administrator shall allocate to each share of equity securities of the IPO Entity held by the Company plus each share sold in the IPO Event a ratable portion of the Company's book basis (as calculated in accordance with GAAP) in the aggregate shares, such that the Administrator is able to calculate readily an installment of the Adjusted Profit Distribution Amount to be distributed to the Allocation Member in connection with each disposition by the Company of shares of equity securities in the IPO Entity. This allocation by the Administrator shall be fixed and shall not be adjusted thereafter, notwithstanding that the Company's book basis in any such shares held by the Company may thereafter be adjusted in accordance with GAAP.

(6)          On the last day of the first twelve Fiscal Quarters following an IPO Event, and subject to the Audit Committee approvals and review procedures provided in Section 5.2(c), (d) and (g), the Administrator shall recalculate and the Company shall pay such installments of the Adjusted Profit Distribution Amount on a per share basis to the extent the Company has received proceeds from the disposition of equity securities in such IPO Entity during such Fiscal Quarter.

(7)          On the last day of the twelfth Fiscal Quarter following the IPO Event, subject to the Audit Committee approvals and review procedures provided for in Section 5.2(c), (d) and (g), the Administrator shall recalculate the Adjusted Profit Distribution as if all shares of the IPO Entity held by the Company on that date were sold for cash equal to their fair market value, and shall pay the Adjusted Profit Distribution, as so calculated, to the Allocation Member in the form of shares of the IPO Entity with a fair market value equal to the Adjusted Profit, unless the Allocation Member elects to be paid in immediately available funds or a combination of shares of the IPO Entity and immediately available funds. Any such final payment shall be based upon the average of the closing price of the shares of the IPO Entity for the fifteen (15) trading days that precede the third anniversary and such payment shall be made without discount of any kind (including discounts that might be based upon lack of control, liquidity or other factors); provided that if such shares are not then traded on either the New York Stock Exchange or the NASDAQ (or such applicable successor market thereto), then such payment shall be based upon a fair market evaluation of such shares performed by the Administrator and approved by the Audit Committee in accordance with this Agreement.

(8)          In connection with an IPO Event, all calculations related to the Profit Distribution Amount shall use the Level 1 Hurdle Amount and Level 2 Hurdle Amount calculated as of the date of the IPO Event as though all the Company's equity interest in the IPO Entity were disposed of by the Company on the date of the IPO Event at the price per share achieved in the IPO Event, regardless of how many shares of the IPO Entity were disposed of by the Company in the IPO Event. Cumulative Gains and Losses shall be taken into account in an IPO Event in connection with each calculation and payment of an installment of the Profit Distribution Amount (including, for the avoidance of doubt, for purposes of the calculations called for by sub-clause (5) above).

(c)          Approval of Profit Distributions. The Administrator shall promptly submit in writing any calculation of the Adjusted Profit Distribution Amount to the Audit Committee, in sufficient detail to permit a prompt review and approval by the Audit Committee. Any calculation of the Adjusted Profit Distribution Amount so submitted by the Administrator shall be deemed automatically approved by the Audit Committee ten (10) Business Days after the date submitted by the Administrator (such approved Adjusted Profit Distribution Amount, as well as any amounts deemed to be Approved Profit Distributions pursuant to Sections 5.2(c) or 5.2(d)), the "Approved Profit Distribution"); provided, that if the Audit Committee, by resolution, disapproves of the calculation of such Adjusted Profit Distribution Amount submitted to it by the Administrator within such ten (10) Business Days, then, within ten (10) Business Days after the date of such resolution of disapproval, the Audit Committee shall recalculate, or cause the recalculation of, such Adjusted Profit Distribution Amount as of the relevant Calculation Date in accordance with this Section 5.2 (such recalculated Adjusted Profit Distribution Amount, the "Disputed Profit Distribution") and present in writing its calculation of the Disputed Profit Distribution to the Administrator in sufficient detail to permit a prompt review by the Administrator (such date of presentation, the "Disputed Profit Distribution Date"); provided, further, that if the Audit Committee fails to present such a calculation of Disputed Profit Distribution to the Administrator by the tenth (10th) Business Day after the date it disapproves of the calculation of Adjusted Profit Distribution Amount submitted to it by the Administrator, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator shall be deemed an Approved Profit Distribution on such tenth (10th) Business Day.

(d)          Independent Accounting Firm. The Administrator shall have ten (10) Business Days to review the Audit Committee's calculation of any Disputed Profit Distribution presented to it pursuant to Section 5.2(c), and if the Administrator disagrees with such calculation, then the Administrator shall have the right, pursuant to a written notice that must be delivered during such ten (10) Business Day period, to direct the Audit Committee to engage, at the Company's cost and expense, an independent accounting firm to calculate the Adjusted Profit Distribution Amount as of the relevant Calculation Date in accordance with this Section 5.2. Such notice from the Administrator shall state any points of disagreement with the Audit Committee's calculation and shall designate no fewer than three independent accounting firms to calculate the Adjusted Profit Distribution Amount. The Audit Committee shall engage one of the designated independent accounting firms within ten (10) Business Days. If the Audit Committee fails to engage one of the designated independent accounting firms within ten (10) Business Days, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) shall be deemed an Approved Profit Distribution. The Audit Committee shall direct the designated independent accounting firm to deliver its calculation of the Adjusted Profit Distribution Amount, calculated in accordance with this Section 5.2 (as calculated, the "Independently Calculated Profit Distribution"), within twenty (20) Business Days of its engagement (the "Submission Date") to both the Administrator and the Audit Committee at the same time. If the independent accounting firm so engaged fails to deliver its calculation of the Adjusted Profit Distribution Amount within the time required hereby, then the calculation of the Adjusted Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) shall be deemed an Approved Profit Distribution. In making its calculation of the Adjusted Profit Distribution Amount, the independent accounting firm shall (i) review and consider any documentation submitted by the Administrator and the Audit Committee in support of their respective calculations of the Adjusted Profit Distribution Amount, and (ii) be based on the most recently available consolidated financial statements of the Company and its Subsidiaries (audited or unaudited). The Independently Calculated Profit Distribution shall be final, conclusive and binding on the Administrator, the Audit Committee, the Company and the Allocation Member.

(e)          Payment of Profit Distributions. Subject to 5.2(l), the Company shall pay, on the applicable Profit Distribution Payment Date with respect to any Calculation Date, Profit Distribution in the following manner:

(i)           First, one of the following amounts of Profit Distribution:

(A)       if the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is deemed approved in accordance with Section 5.2(c) or 5.2(d), then the Company shall pay to the Allocation Member on the Approved Profit Distribution Payment Date an amount equal to the Approved Profit Distribution as of such Calculation Date, or

(B)       if (x) the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is disapproved by the Audit Committee and recalculated by the Audit Committee and (y) the Administrator does not disagree with such calculation of Disputed Profit Distribution pursuant to Section 5.2(d), then the Company shall pay to the Allocation Member on the Disputed Profit Distribution Payment Date an amount equal to the Disputed Profit Distribution as of such Calculation Date; or

(C)       if (x) the calculation of the Adjusted Profit Distribution Amount as of such Calculation Date submitted by the Administrator to the Audit Committee is disapproved by the Audit Committee and recalculated by the Audit Committee and (y) the Administrator disagrees with such calculation of Disputed Profit Distribution and directs the Audit Committee to engage an independent accounting firm pursuant to Section 5.2(d) and the Audit Committee engages such independent accounting firm, then the Company shall pay to the Allocation Member on the Disputed Profit Distribution Payment Date the lesser of an amount equal to (A) the Profit Distribution Amount, as of such Calculation Date, originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c), and (B) the Disputed Profit Distribution as of the relevant Calculation Date; and

(ii)         Second, one of the following amounts of Profit Distribution:

(A)       if an independent accounting firm delivers its Independently Calculated Profit Distribution as of such Calculation Date to the Administrator and the Audit Committee in accordance with Section 5.2(d), then the Company shall pay to the Allocation Member on the Independently Calculated Profit Distribution Payment Date an amount equal to the amount by which (x) the Independently Calculated Profit Distribution as of such Calculation Date exceeds (y) the amount of Profit Distribution, as the case may be and as of such Calculation Date, paid by the Company in accordance with Section 5.2(e)(i)(C), or

(B)       if (x) an independent accounting firm fails to delivers its calculation of Adjusted Profit Distribution Amount as of such Calculation Date to the Administrator and the Audit Committee in accordance with Section 5.2(d) and (y) the Profit Distribution Amount originally submitted to the Audit Committee by the Administrator pursuant to Section 5.2(c) is greater than the Disputed Profit Distribution, then the Company shall pay to the Allocation Member on the Submission Failure Payment Date, the amount by which Approved Profit Distribution as of such Calculation Date exceeds (y) the amount of Profit Distribution, as the case may be and as of such Calculation Date, paid by the Company in accordance with Section 5.2(e)(i)(C).

Any Profit Distributions will be due and payable on the applicable Profit Distribution Payment Date by the Company, in arrears, in immediately available funds by wire transfer to an account designated by the Allocation Member from time to time.

Notwithstanding anything to the contrary contained in ~~the~~this Agreement, including this Section 5.2(e), the Company also shall pay any amounts called for by the final paragraph (including all sub-clauses thereof) of Section 5.2(b).

(f)          Reserved.

(g)         True-Up and Review of Profit Distributions. The calculation to be made by any Person hereunder of any Profit Distribution or Adjusted Profit Distribution Amount, in each case, as of any Calculation Date, shall be based on, in the following order (i) audited consolidated financial statements to the extent available with respect to any Person underlying such calculation of Profit Distribution, (ii) if audited consolidated financial statements are not available with respect to such Person, then unaudited consolidated financial statements to the extent available with respect to such Person, and (iii) if neither audited nor unaudited consolidated financial statements are available with respect to such Person, then the books and records of such Person then available; provided, that, with respect to any calculation of the Profit Distribution based on the books and records of any Person related to such calculation of Profit Distribution, upon availability of, in the first instance, audited consolidated financial statements with respect to such Person or, in the second instance, unaudited consolidated financial statements with respect to such Person, in each case, relating to amounts previously calculated on such Calculation Date by reference to the books and records of such relevant Person, the Profit Distribution Amount, and any components thereof, as of such Calculation Date shall be recalculated to determine if any Over-Paid Profit Distributions or Under-Paid Profit Distributions were created as of such Calculation Date. In making any determination under this Section 5.2 with respect to any individual calculation of the Profit Distribution Amount or Adjusted Profit Distribution Amount, in each case, as of any Calculation Date, such determination shall be based on only one of the following, in the following order, with respect to such calculation of Profit Distribution Amount or Adjusted Profit Distribution Amount, as the case may be: (x) the Independently Calculated Profit Distribution calculated as of such Calculation Date, (y) if no Independently Calculated Profit Distribution was calculated as of such Calculation Date, the Approved Profit Distribution as of such Calculation Date, and (z) if no Approved Profit Distribution or Independently Calculated Profit Distribution, in each case, was calculated as of such Calculation Date (i.e., if the Profit Distribution Amount calculated by the Administrator as of such Calculation Date was not approved by the Audit Committee, automatically or otherwise, or the Administrator did not disagree with the Audit Committee's calculated of Disputed Profit Distribution as of such Calculation Date), the Disputed Profit Distribution as calculated as of the Calculation Date.

(h)          Payment of Tax Distributions. With respect to any calendar year in which the Allocation Member shall be allocated income pursuant to Article 4, but with respect to which the Allocation Member has not, prior to April 15 of the following year, received Profit Distributions from the Company pursuant to Section 5.2(e) in amounts at least equal to the Allocation Member's tax liability arising from allocations of income hereunder to the Allocation Member with respect to such calendar year, the Company shall make a distribution to the Allocation Member in an amount calculated in accordance with Section 5.2(i) (the "Tax Distribution") by April 15 of such following year (such date of payment, the "Tax Distribution Payment Date").

(i)           Calculation of Tax Distributions. The amount of Tax Distributions to be paid on any Tax Distribution Payment Date pursuant to Section 5.2(h) shall be calculated as if the items of income, gain, deduction, loss and credit in respect of the Company were the only such items entering into the computation of tax liability of the Allocation Member for the calendar year and as if the Allocation Member were subject to tax at the highest marginal effective rate of Federal, state and local income tax applicable to an individual resident in New York City, taking account of any difference in rates applicable to ordinary income and long terms capital gains and any allowable deductions in respect of such state and local taxes in computing the Allocation Member's liability for Federal income taxes.

(j)           Books and Records. The Administrator shall maintain cumulative books and records with respect to the details of any calculations made pursuant to this Section 5.2, which records shall be available for inspection and reproduction at any time upon request by the Board of Directors and the Allocation Member.

(k)          Sufficient Liquidity. If the Company does not have sufficient liquid assets to pay the entire amount of Profit Distributions and/or Tax Distributions, including any accrued and unpaid Profit Distributions and/or Tax Distribution to date, on any applicable Profit Distribution Date, the Company shall liquidate assets or incur indebtedness in order to pay such Profit Distribution and/or Tax Distribution, as the case may be, in full on such Profit Distribution Payment Date; provided, that the Allocation Member may elect, in its sole discretion, on such Profit Distribution Payment Date and/or Tax Distribution Payment Date, as the case may be, to allow the Company to defer the payment of all or any portion of the Profit Distribution and/or Tax Distribution, as the case may be, then accrued and unpaid until the next succeeding Profit Distribution Payment Date or Tax Distribution Payment Date, as the case may be, and, thereby, enable to the Company to avoid such liquidation or incurrence. For the avoidance of doubt, the Allocation Member may make such election to allow the Company to defer the payment of the Profit Distributions and/or Tax Distributions more than once.

(l)           Distribution Entitlement. The Allocation Member shall have the right to elect, in its sole discretion, on any applicable Profit Distribution Payment Date to defer payment by the Company of all or any portion of the amount of Profit Distribution payable by the Company in accordance with Section 5.2(e) on such Profit Distribution Payment Date. Such election shall become effective upon the delivery of a written notice to the Company indicating the amount of Profit Distribution that the Allocation Member is electing to defer (such amount, the "Distribution Entitlement"). Once deferred, the Company shall pay, on twenty (20) Business Days prior written notice delivered by the Allocation Member and received by the Company (the "Distribution Entitlement Notice"), all or any portion of the Distribution Entitlement Amount as designated by the Allocation Member in the Distribution Entitlement Notice (the "Distribution Entitlement Payment") on the date specified in the Distribution Entitlement Notice (the "Distribution Entitlement Payment Date"). Any Distribution Entitlement Notice delivered by the Allocation Member pursuant to this Section 5.2(l) shall specify (i) the Distribution Entitlement Amount as of the date of such Distribution Entitlement Notice, (ii) the calculation of the Distribution Entitlement Amount, (iii) the portion of the Distribution Entitlement that the Allocation Member is electing to receive, and (iv) the Distribution Entitlement Payment Date with respect to the amount so elected to be received by the Allocation Member.

Section 5.3 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, dividend or other distribution or allocation to the Company or the Members shall be treated as amounts paid to the Members with respect to which such amounts were withheld pursuant to this Section 5.3 for all purposes under this Agreement. The Company is authorized to withhold from payments or with respect to allocations to the Members, and to pay over to any U.S. federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other U.S. federal, state or local law or any foreign law, and shall allocate any such amounts to the Members with respect to which such amounts were withheld. ~~For so long as the Trust is the sole Trust Member, all amounts withheld in accordance with this Section 5.3 will be treated as amounts paid to holders of the Trust Shares and any such amounts shall be allocated to the holders of the Trust Shares in the same proportion as any such allocations were made per Trust Interest.~~

Section 5.4 Limitations on Dividends and Distributions.

(a)          The Company shall pay no distributions to the Members except as provided in this Article 5 and Article 14 or in any applicable Trust Interest Designation.

(b)          A Member may not receive, and the Company, and Board of Directors on behalf of the Company may not make, distributions from the Company to the extent such distribution is inconsistent with, or in violation of, the Act or any provision of this Agreement.

ARTICLE 6

BOARD OF DIRECTORS

Section 6.1 Current Board. The Board of Directors is comprised of the ~~seven~~eight following individuals: ~~Alan B. Offenberg~~Elias J. Sabo, C. Sean Day, James J. Bottiglieri, D. Eugene Ewing, Gordon Burns, ~~Mark H. Lazarus and~~ Larry L. Enterline, Harold S. Edwards and Sarah G. McCoy (each, a "Current Director" and, collectively, the "Current Board"). Each Current Director shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6. The Current Board shall have all of the powers and authorities accorded to the Board of Directors, and each Current Director shall have all of the powers and authorities accorded the directors of the Company under the terms of this Agreement.

Section 6.2 General Powers. The business and affairs of the Company shall be managed by or under the direction of its Board of Directors. Each director of the Company, when acting in such capacity, is a "manager" within the meaning of Section 18-402 of the Act and as such is vested with the powers and authorities necessary for the management of the Company, subject to the terms of this Agreement and the Management Services Agreement; provided, that no director is authorized to act individually on behalf of the Company and the Board of Directors shall only take action in accordance with the requirements of this Agreement. In addition to the powers and authorities expressly conferred upon it by this Agreement, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not prohibited by applicable law, including the Rules and Regulations, or by this Agreement required to be exercised or done by the Members. Without limiting the generality of the foregoing, it shall be the responsibility of the Board of Directors to establish broad objectives and the general course of the business, determine basic policies, appraise the adequacy of overall results, and generally represent and further the interests of the Members.

Section 6.3 Duties of Directors. Except as provided in this Agreement or otherwise required by the Act, each director of the Company shall have the same fiduciary duties to the Company and the Members as a director of a corporation incorporated under the DGCL has to such corporation and its stockholders, as if such directors of the Company were directors of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties intend that the fiduciary duties of the directors of the Company shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of directors of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by law, no director of the Company has any duties (fiduciary or otherwise) with respect to any action or inaction of the Manager, and that, to the fullest extent permitted by law, any actions or inactions of the directors of the Company that cause the Company to act in compliance or in accordance with the Management Services Agreement shall be deemed consistent and compliant with the fiduciary duties of such directors and shall not constitute a breach of any duty hereunder or existing in law, in equity or otherwise.

Section 6.4 Number, Tenure and Qualifications. As provided by Section 6.1, the Current Board is comprised of ~~seven (7~~eight (8) Current Directors and at all times shall consist of at least a majority of Independent Directors. Subject to this Section 6.4, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors, but shall consist of not less than five (5) nor more than thirteen (13) directors. However, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Subject to the next sentence, the Board of Directors shall be divided into three classes: Class I, Class II, Class III, with the holders of Trust Interests entitled to elect or appoint the Class I, II, and III directors. On the date hereof, each Current Director shall continue in the same class of directors (i.e., Class I, Class II or Class III) as such Current Director was elected into prior to the effectiveness of this Agreement. In addition, the Board of Directors shall include one (1) director (or, if there are nine (9) or more directors then serving on the Board of Directors, two (2) directors), who shall not be a member of any class (each, an "Appointed Director"), and who shall be elected or appointed by the Allocation Member.

Classes I, II and III shall be divided as nearly equal in numbers as the then total number of directors constituting such classes permits, with the term of office of each class expiring in succeeding years, so that (except for the initial terms provided below) each such director shall be elected for a three year term. ~~If the number of such directors is not evenly divisible by three, the greatest number of such directors shall be in Class III and the least number in Class I.~~  Any director filling any Class I, II or III vacancy pursuant to Section 6.8 shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. The term of each director in Classes I, II and III shall be the period from the effective date of such director's election until the end of the term provided in this paragraph, or until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Directors need not be residents of the State of Delaware or Members.

The Allocation Member has designated ~~Alan B. Offenberg~~Elias J. Sabo as the Appointed Director. The Appointed Director shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6. Any director filling a Appointed Director vacancy pursuant to Section 6.8 shall hold office until his successor is elected or appointed and qualified, or until his or her earlier death, resignation or removal in accordance with this Article 6.

Section 6.5 Election of Directors. Except as provided in Sections 6.1, 6.4 and 6.8, the Class I, II and III directors shall be elected at the annual meeting of Members. At any meeting of Members duly called and held for the election of directors at which a quorum is present, directors shall, subject to any Trust Interest Designation, be elected by a plurality of the Trust Interests present in person or represented by proxy at the meeting of Members. Except as provided in Sections 6.1 and 6.8, the Appointed Director shall be elected or appointed at such time or times as the Allocation Member so determines, pursuant to written notice delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately prior to such election or appointment.

Section 6.6 Removal. Any director may be removed from office, with or without cause, by the affirmative vote of the Members holding at least eighty-five percent (85%) of the applicable issued and Outstanding Voting Trust Interests that so elected or appointed such director. In the case of an Appointed Director, any such removal shall be evidenced in writing by the Allocation Member, which shall be delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately after such removal.

Section 6.7 Resignations. Any director, whether elected or appointed, may resign at any time upon notice of such resignation to the Company. An Independent Director who ceases to be independent shall promptly resign to the extent required for the Company or the Allocation Member to comply with applicable laws, rules and regulations.

Section 6.8 Vacancies and Newly Created Directorships. Subject to Section 6.9 and other than with respect to an Appointed Director and except as otherwise provided herein, any vacancies on the Board of Directors, including vacancies resulting from any increase in the authorized number of directors, shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. Notwithstanding anything to the contrary contained in the preceding sentences of this Section 6.8, any director filling any such vacancy shall satisfy the Applicable Listing Standards and the Rules and Regulations, and any necessary or required qualifications under the Applicable Listing Standards and the Rules and Regulations for applicable committee membership. Subject to Section 6.9, any vacancies in the Appointed Director for any reason, and any newly created directorships resulting from any increase in the authorized number of Appointed Directors may be filled by the Allocation Member at such time or times as the Allocation Member so determines, pursuant to written notice delivered to the Chairman or, if none then serving, the Board of Directors as constituted immediately prior to filling such vacancy, or such election or appointment.

Section 6.9 Appointment of or Nomination and Election of Chairman. C. Sean Day shall be the Chairman and shall hold such office until the earlier of such Chairman's death, resignation or removal. Upon such Chairman's death, resignation or removal, a majority of the Board of Directors shall elect a successor Chairman, who shall hold office until the earlier of such successor Chairman's death, resignation or removal.

Section 6.10 Chairman of the Board. The Chairman shall be a member of the Board of Directors. The Chairman is not required to be an employee of the Company. The Chairman, if present, shall preside at all meetings of the Board of Directors. If the Chairman is unavailable for any reason, the duties of the Chairman shall be performed, and the Chairman's authority may be exercised, by a director designated for this purpose by the remaining directors of the Board of Directors. The Chairman shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Company, and subject to the approval and oversight of the Board of Directors.

Section 6.11 Regular Meetings. A regular meeting of the Board of Directors shall be held without any other notice than this Agreement, immediately after, and at the same place (if any) as, each annual meeting of Members. The Board of Directors may, by resolution, provide the time and place (if any) for the holding of additional regular meetings without any other notice than such resolution. Unless otherwise determined by the Board of Directors, the Secretary of the Company shall act as Secretary at all regular meetings of the Board of Directors and in the Secretary's absence a temporary Secretary shall be appointed by the chairman of the meeting.

Section 6.12 Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chief Executive Officer, the Chairman or of eighty-five percent (85%) of the directors of the Board of Directors. The Person or Persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings. Unless otherwise determined by the Board of Directors, the Secretary of the Company shall act as Secretary at all special meetings of the Board of Directors and in the Secretary's absence a temporary Secretary shall be appointed by the chairman of the meeting.

Section 6.13 Notice for Special Meetings. Notice of any special meeting of the Board of Directors shall be mailed by first class mail, postage paid, to each director at his or her business or residence or shall be sent by telegraph, express courier service (including, without limitation, Federal Express) or facsimile (directed to the facsimile number to which the director has consented to receive notice) or other electronic transmission (including, but not limited to, an e-mail address at which the director has consented to receive notice) not later than three (3) days before the day on which such meeting is to be held if called by the Chief Executive Officer or the Chairman and twenty one (21) days before the day on which such meeting is to be held in all other cases. Except in the case where the business to be transacted at such special meeting includes a proposed amendment to this Agreement, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.12, either before or after such meeting.

Section 6.14 Waiver of Notice. Whenever any notice is required to be given to any director of the Company under the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated in such notice, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors or committee thereof need be specified in any written waiver of notice or any waiver by electronic transmission of notice of such meeting.

Section 6.15 Action Without Meeting. Any action required or permitted to be taken at any meeting by the Board of Directors or any committee or subcommittee thereof, as the case may be, may be taken without a meeting, without a vote and without prior notice if a consent thereto is signed or transmitted electronically, as the case may be, by the Chairman and at least eighty-five percent (85%) of the directors of the Board of Directors or of such committee or subcommittee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee or subcommittee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 6.16 Conference Telephone Meetings. Directors of the Board of Directors, or any committee or subcommittee thereof, may participate in a meeting of the Board of Directors or such committee or subcommittee by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 6.17 Quorum. Except as otherwise provided in this Agreement, at all meetings of the Board of Directors, at least thirty-five percent (35%) of the then total number of directors in office (such total number of directors, the "Entire Board of Directors") shall constitute a quorum for the transaction of business. At all meetings of any committee of the Board of Directors, the presence of a majority of the total number of members of such committee (assuming no vacancies) shall constitute a quorum. The act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or any committee, a majority of the directors or members, as the case may be, present thereat may adjourn the meeting from time to time without further notice other than announcement at the meeting. The directors of the Board of Directors present at a duly organized meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors of the Board of Directors to leave less than a quorum.

Section 6.18 Committees.

(a)          The Company shall have three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation Committee, as set out below. Each of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee shall adopt by resolution a charter to establish the rules and responsibilities of such committee in accordance with applicable law, including the Rules and Regulations and the Applicable Listing Rules.

(i)           Nominating and Corporate Governance Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated a Nominating and Corporate Governance Committee comprised solely of Independent Directors, which committee shall oversee the Company's commitment to good corporate governance, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the performance of the Board of Directors. The Nominating and Corporate Governance Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

Subject to Section 6.8, the Nominating and Corporate Governance Committee will solicit recommendations for director nominees (other than the Appointed Director) from the Chairman and the Chief Executive Officer. The Nominating and Corporate Governance Committee may also recommend to the Board specific policies or guidelines concerning the structure and composition of the Board of Directors or committees of the Board of Directors, and the tenure and retirement of directors (other than the Appointed Director) and matters related thereto.

(ii)          Audit Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated an Audit Committee comprised of not fewer than three (3) nor more than seven (7) directors, all of whom shall be Independent Directors, who shall collectively meet the financial literacy requirements of the Exchange Act, the Rules and Regulations and of the Applicable Listing Rules. At least one member of the Audit Committee will meet the accounting or related financial management expertise required to be established by the Board of Directors. The Audit Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors for payment of:

(A)       compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(B)       compensation to independent counsel and other advisors engaged for any reason by the Audit Committee; and

(C)       ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

(iii)         Compensation Committee. The Board of Directors, by resolution adopted by a majority of the Entire Board of Directors, has designated a Compensation Committee comprised solely of Independent Directors. The Compensation Committee shall have the duties and responsibilities enumerated in its charter, as amended from time to time by the Board of Directors.

(b)          In addition, the Board of Directors may designate one or more additional committees or subcommittees, with each such committee or subcommittee consisting of such number of directors of the Company and having such powers and authority as shall be determined by resolution of the Board of Directors.

(c)          All acts done by any committee or subcommittee within the scope of its powers and authority pursuant to this Agreement and the resolutions adopted by the Board of Directors in accordance with the terms hereof shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Company and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Company.

(d)         Regular meetings of committees shall be held at such times as may be determined by resolution of the Board of Directors or the committee or subcommittee in question and no notice shall be required for any regular meeting other than such resolution. A special meeting of any committee or subcommittee shall be called by resolution of the Board of Directors or by the Secretary upon the request of the Chief Executive Officer, the Chairman or a majority of the members of any committee. Notice of special meetings shall be given to each member of the committee in the same manner as that provided for in Section 6.13.

Section 6.19 Committee Members.

(a)          Each member of any committee of the Board of Directors shall hold office until such member's successor is elected and has qualified, unless such member sooner dies, resigns or is removed.

(b)          Subject to Section 6.8, the Board of Directors may designate one or more directors as alternate members of any committee to fill any vacancy on a committee and to fill a vacant chairmanship of a committee, occurring as a result of a member or chairman leaving the committee, whether through death, resignation, removal or otherwise.

Section 6.20 Committee Secretary. The Secretary of the Company shall act as Secretary of any committee or subcommittee, unless otherwise provided by the Board of Directors or the committee or subcommittee, as applicable.

Section 6.21 Compensation. The directors may be paid their expenses, if any, incurred with respect to their attendance at each meeting of the Board of Directors in their capacities as directors, any expenses reasonably incurred in their capacities as directors and, other than an Appointed Director or any executive officer serving in a director capacity who is an employee of the Manager, may be paid compensation as director or chairman of any committee or subcommittee, as the case may be, as determined by the Compensation Committee. Members of special or standing committees may be allowed like compensation and payment of expenses for attending committee meetings.

Section 6.22 Indemnification, Advances and Insurance.

(a)          Each Person who was or is made a party or is threatened to be made a party to or is involved in any manner in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, she or a Person of whom he or she is the legal representative is or was a director, officer, manager, Member of the Company or the Manager of the Company or the Tax Matters Member, or is or was serving at the request of the Company as a director, officer, manager, member of a Subsidiary of the Company or the Manager of the Company, if the Person acted in good faith and in a manner the Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Person's conduct was unlawful, shall be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Person in connection with any such action, suit or proceeding, and held harmless by the Company to the fullest extent permitted from time to time as such Person would be if the Company were a corporation incorporated under the DGCL as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect, and such indemnification shall continue as to a Person who has ceased to be a director, officer, manager, Member (or member) or the Manager of the Company and shall inure to the benefit of his or her heirs, executors and administrators (if applicable); provided, however, that the Company shall indemnify any such Person seeking indemnification in connection with any such action, suit or proceeding (or part thereof) initiated by such Person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors or is an action, suit or proceeding to enforce such Person's claim to indemnification pursuant to the rights granted by this Agreement. The Company shall pay, to the fullest extent permitted by law, the expenses (including attorneys' fees) incurred by such Person in defending any such action, suit or proceeding in advance of its final disposition upon receipt (unless the Company upon authorization of the Board of Directors waives such requirement to the extent permitted by applicable law) of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Person is not entitled to be indemnified by the Company as authorized in this Agreement or otherwise.

With respect to any Person who is a present or former director, officer, manager, Member of the Company or the Manager of the Company, the undertaking required by this Section 6.22(a) shall be an unlimited general obligation but need not be secured and shall be accepted without reference to financial ability to make repayment; provided, however, that such present or former director, officer, manager, Member of the Company or the Manager of the Company does not transfer assets with the intent of avoiding such repayment. With respect to any Person who is a present or former director, officer, manager, Member of the Company or the Manager of the Company, the provisions of Section 6.22(b) relating to a determination that indemnification is proper in the circumstances shall not be a condition to such Person's right to receive advances pursuant to this Section 6.22(a).

(b)         Any indemnification of a present or former director, officer, manager, Member or the Manager of the Company under this Section 6.22 shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, manager, Member or the Manager of the Company is proper in the circumstances because the Person has met the applicable standard of conduct set forth in Section 6.3 or the applicable section of Article 7, as the case may be, and acted in good faith and in a manner the Person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that its conduct was unlawful. Such determination shall be made, with respect to a Person who is a director, officer, manager, Member or the Manager of the Company at the time of such determination, (1) by a majority vote of the directors who are not parties to any such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if a majority, even though less than a quorum, of such directors so direct, by independent legal counsel in a written opinion, or (4) by the Members. The indemnification and the advancement of expenses incurred in defending ~~a~~an action, suit or proceeding prior to its final disposition provided by or granted pursuant to this Agreement shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Certificate, other provision of this Agreement, vote of Members or Disinterested Directors (as defined below) or otherwise. No repeal, modification or amendment of, or adoption of any provision inconsistent with, this Section 6.22, nor, to the fullest extent permitted by applicable law, any modification of law, shall adversely affect any right or protection of any Person granted pursuant hereto existing at, or with respect to any events that occurred prior to, the time of such repeal, amendment, adoption or modification.

(c)          The Company may maintain insurance, at its expense, to protect itself and any Person who is or was a director, officer, partner, the Manager (or manager), Member (or member), employee or agent of the Company or a Subsidiary of the Company or of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under the DGCL (if the Company were a corporation incorporated thereunder) or the Act.

(d)          The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any such action, suit or proceeding in advance of its final disposition, to any Person who is or was an employee or agent of the Company or any Subsidiary of the Company (other than those Persons indemnified pursuant to clause (a) of this Section 6.22) and to any Person who is or was serving at the request of the Company or a Subsidiary of the Company as a director, officer, partner, manager, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company or a Subsidiary of the Company, to the fullest extent of the provisions of this Agreement with respect to the indemnification and advancement of expenses of directors, officers, managers and Members of the Company. The payment of any amount to any Person pursuant to this clause (d) shall subrogate the Company to any right such Person may have against any other Person ~~or entity~~.

(e)          The indemnification provided in this Section 6.22 is intended to comply with the requirements of, and provide indemnification rights substantially similar to those available to corporations incorporated under, the DGCL as it relates to the indemnification of officers, directors, employees and agents of a Delaware corporation and, as such (except to the extent greater rights are expressly provided in this Agreement), the parties intend that they should be interpreted consistently with the provisions of, and jurisprudence regarding, the DGCL.

(f)          Any notice, request or other communications required or permitted to be given to the Company under this Section 6.22 shall be in writing and either delivered in person or sent by facsimile, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Company and shall be effective only upon receipt by the Secretary, as the case may be.

(g)          To the fullest extent permitted by the law of the State of Delaware, each Member, manager, director, officer, employee and agent of the Company agrees that all actions for the advancement of expenses or indemnification brought under this Section 6.22 or under any vote of Members or Disinterested Directors or otherwise shall be a matter to which Section 18-111 of the Act shall apply and which shall be brought exclusively in the Court of Chancery of the State of Delaware. Each of the parties hereto agree that the Court of Chancery may summarily determine the Company's obligations to advance expenses (including attorneys' fees) under this Section 6.22.

(h)       The rights to indemnification and advancement of expenses provided by this Section 6.22 shall be in addition to any other rights to which an indemnified Person may be entitled under this or any other agreement or any insurance policy, pursuant to a vote of Members or Disinterested Directors with respect to such matter, as a matter of law, in equity or otherwise, both as to actions in the indemnified Person's capacity as an indemnified Person and as to actions in any other capacity while holding such office, and shall continue as to an indemnified Person who has ceased to serve in such capacity.

Section 6.23 Reliance; Limitations in Liability.

(a)          Each director and officer of the Company shall, in the performance of such director's or officer's duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by the Manager, or employees of the Manager, or any of the officers of the Company, or committees of the Board of Directors, or by any other Person as to matters the director or officer reasonably believes are within such other Person's professional or expert competence, including, without limitation, information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay such claims or obligations, or any other facts pertinent to the existence and amount of the assets of the Company from which distributions to Members might properly be paid. All references to officers in this Section 6.23 shall include seconded officers.

(b)         No director or officer shall be liable to the Company or the Members for monetary damages for any breach of fiduciary duty by such director or officer as a director or officer; provided, however, that a director or officer shall be liable to the same extent as if he or she were a director or officer of a Delaware corporation pursuant to the DGCL (i) for breach of the director's or officer's duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or a knowing violation of applicable law, or (iii) for any transaction for which the director or officer derived an improper benefit. To the extent the provisions of this Agreement restrict or eliminate the duties and liabilities of a director or officer of the Company or the Members or the Manager otherwise existing at law or in equity, the provisions of this Agreement shall replace such duties and liabilities.

(c)          To the fullest extent permitted by law, neither a director nor an officer of the Company shall ~~not~~ be liable to the Company, any Member, the Trust or any other Person for: (i) any action taken or not taken as required by this Agreement; (ii) any action taken or not taken as permitted by this Agreement and, with respect to which, such director or officer acted on an informed basis, in good faith and with the honest belief that such action, taken or not taken, was in the best interests of the Company; or (iii) the Company's compliance with an obligation incurred or the performance of any agreement entered into prior to such director or officer having become a director or officer of the Company.

(d)          ~~Any~~No director or officer shall ~~not~~ be liable to the Company or to any other director or Member of the Company or any such other Person for breach of fiduciary duty for the director's or officer's good faith reliance on the provisions of this Agreement.

(e)          Except as otherwise required by the Act, the debts, obligations and liabilities of the Company shall be solely the debts, obligations and liabilities of the Company and no director or officer shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a director or officer of the Company.

ARTICLE 7

OFFICERS

Section 7.1 General.

(a)       The officers of the Company shall be elected by the Board of Directors, subject to Section 7.1(b) and Article 8. The officers of the Company shall consist of a Chief Executive Officer, a Chief Financial Officer and a Secretary and, subject to Section 7.1(b), such other officers as in the judgment of the Board of Directors may be necessary or desirable. All officers elected by the Board of Directors shall have such powers and duties as generally pertain to their respective offices for a corporation incorporated under the DGCL, subject to the specific provisions of this Article 7. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or any committee thereof. Any number of offices may be held by the same Person, unless otherwise prohibited by applicable law or this Agreement. The officers of the Company need not be Members or directors of the Company.

(b)       For so long as the Management Services Agreement is in effect, the Manager shall second personnel to serve as the Chief Executive Officer and the Chief Financial Officer and in such other capacities as set forth in the Management Services Agreement, subject to Section 8.5. The Board of Directors shall elect nominated personnel as officers of the Company in accordance with this Article 7. Upon termination of the Management Services Agreement, if no replacement manager is retained by the Company to assume the Manager's rights and obligations hereunder, the Nominating and Corporate Governance Committee shall nominate and the Board of Directors shall elect the officers of the Company.

Section 7.2 Duties of Officers. Except as provided in this Agreement ~~(~~or as required by the Act~~),~~, each officer of the Company shall have the same fiduciary duties applicable to officers of a corporation incorporated under the DGCL, as if such officers were officers of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties hereto intend that the fiduciary duties of the officers of the Company shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of officers of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by law, no officer of the Company owes any duties (fiduciary or otherwise) to the Members or the Company with respect to any action or inaction of the Manager pursuant to the terms of the Management Services Agreement.

Section 7.3 Election and Term of Office. Subject to Section 7.1(b), the elected officers of the Company shall be elected from time to time by the Board of Directors. Each officer so elected shall hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death or resignation or removal.

Section 7.4 Chief Executive Officer. The Chief Executive Officer of the Company shall, subject to the oversight of the Board of Directors, supervise, coordinate and manage the Company's business and operations, and supervise, coordinate and manage its activities, operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Company and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Board of Directors.

Section 7.5 Chief Financial Officer. The Chief Financial Officer shall have responsibility for the financial affairs of the Company, including the preparation of financial reports, managing financial risk and overseeing accounting and internal control over financial reporting, subject to the responsibilities of the Audit Committee. The Chief Financial Officer shall also be the Company's chief compliance officer, with responsibility for overseeing and managing compliance issues, including, without limitation, ensuring compliance with regulatory requirements, and internal controls, policies and procedures. In the absence of a Secretary, the Chief Financial Officer shall be responsible for the performance of the duties of Secretary. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or this Agreement, all in accordance with basic policies as may be established by the Board of Directors and subject to the oversight of the Board of Directors and the Chief Executive Officer.

Section 7.6 Reserved.

Section 7.7 Secretary. The Secretary shall act as secretary of all meetings of Members and the Board of Directors and any meeting of any committee of the Board of Directors. The Secretary shall prepare and keep or cause to be kept in books provided for such purpose minutes of all meetings of Members and the Board of Directors and any meeting of any committee of the Board of Directors, ensure that all notices are duly given in accordance with the provisions of this Agreement and applicable laws, and perform all duties incident to the office of Secretary and as required by law and such other duties as may be assigned to him or her from time to time by the Board of Directors.

Section 7.8 Resignations. Any officer of the Company may resign at any time upon notice of such resignation to the Company.

Section 7.9 Vacancies. Subject to Section 7.1(b), a newly created office and a vacancy in any office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

ARTICLE 8

MANAGEMENT

Section 8.1 Duties of the Manager. For so long as the Management Services Agreement is in effect and subject at all times to the oversight of the Board of Directors, the Manager will manage the business of the Company and provide its services to the Company in accordance with the terms and conditions of the Management Services Agreement.

Section 8.2 Secondment of the Chief Executive Officer and Chief Financial Officer. Pursuant to the terms of the Management Services Agreement, the Manager will second to the Company natural Persons to serve as the Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer and the Chief Financial Officer shall report directly to the Board.

Section 8.3 Secondment of Additional Officers. Pursuant to the terms of the Management Services Agreement, the Manager and the Company may agree from time to time that the Manager will second to the Company one or more additional natural Persons to serve as officers of the Company, upon such terms as the Manager and the Company may mutually agree. Any such natural Persons will have such titles and fulfill such functions as the Manager and the Company may mutually agree.

Section 8.4 Status of Seconded Officers and Employees. Any officers or employees of the Manager seconded to the Company pursuant to Section 8.3 shall not be employees of the Company; provided, that, except as provided in this Agreement ~~(~~or as required by the Act~~),~~, any such seconded officers and employees of the Manager shall have the same fiduciary duties with respect to the Company applicable to officers or similarly situated employees, as the case may be, of a corporation incorporated under the DGCL, as if such officers or employees, as the case may be, were officers or employees, as the case may be, of a corporation incorporated under the DGCL. Except as provided in this Agreement, the parties hereto intend that the fiduciary duties of any such seconded officers and employees of the Manager shall be interpreted consistently with the jurisprudence regarding such fiduciary duties of officers or similarly situated employees, as the case may be, of a corporation under the DGCL. It shall be expressly understood that, to the fullest extent permitted by applicable law, no seconded officer or employee of the Manager owes any duties (fiduciary or otherwise) to the Members or the Company with respect to any action or inaction of the Manager except in accordance with the terms of the Management Services Agreement.

Section 8.5 Removal of Seconded Officers. The Board of Directors shall have the right to remove any officer of the Company at any time, with or without cause; provided, however, that for so long as the Management Services Agreement is in effect, the Board of Directors may remove officers of the Company seconded by the Manager only pursuant to the terms of the Management Services Agreement.

Section 8.6 Replacement Manager. In the event that the Management Services Agreement is terminated and the Board of Directors determines that a replacement manager should be retained to provide for the management of the Company pursuant to a management or other services agreement, the affirmative vote of a majority of the holders of Trust Interests present in person or represented by proxy at the meeting of Members shall be required to retain such replacement manager.

ARTICLE 9

THE MEMBERS

Section 9.1 Rights or Powers. The Members acting as such shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way. Notwithstanding the foregoing, the Members have all the rights and powers specifically set forth (i) in this Agreement, including, without limitation, those rights and powers set forth in Article 12, (ii) in any applicable Trust Interest Designation and (iii) to the extent not inconsistent with this Agreement, in the Act.

Section 9.2 Annual Meetings of Members. The annual meeting of the Members of the Company shall be held at such date, at such time and at such place (if any) within or without the State of Delaware as may be fixed by resolution of the Board of Directors. Any other business may be transacted at the annual meeting; provided, that it is properly brought before the meeting.

Section 9.3 Special Meetings of Members. Special meetings of the Members of the Company shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of the Members may be called at any time only by the Chairman or by the Board of Directors pursuant to a resolution adopted by the Board of Directors. Business transacted at any special meeting of Members shall be limited to the purposes stated in such notice.

Section 9.4 Place of Meeting. The Board of Directors may designate the place (if any) of meeting for any meeting of the Members. If no designation is made by the Board of Directors, the place of meeting shall be the principal executive office of the Company. In lieu of holding any meeting of Members at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Members may be held solely by means of remote communication.

Section 9.5 Notice of Meeting.

(a)          A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Members and proxy holders may be deemed to be present in person and vote at such meeting, shall be prepared and delivered by the Company not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Member of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by applicable law. Any previously scheduled meeting of the Members may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Members may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Members. Any notice of meeting given to Members pursuant to this Section 9.5 shall be effective if given by a form of electronic transmission consented to by the Member to whom the notice is given. Any such consent shall be revocable by the Member by written notice to the Company and shall also be deemed revoked if (1) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent, and (2) such inability becomes known to the Secretary of the Company, the Transfer Agent or other person responsible for the giving of notice; provided, that, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b)         Notice to Members shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Member of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Member's address as it appears in the records of the Company and shall be deemed given when deposited in the United States mail.

(c)          In order that the Company may determine the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than twenty (20) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(d)         Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Member has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Member has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Member of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Member. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Company that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 9.6 Quorum and Adjournment. Except as otherwise provided by applicable law or by the Certificate or this Agreement, the Members present in person or by proxy holding a majority of each class of the Outstanding LLC Interests entitled to vote hereunder, shall constitute a quorum at a meeting of Members. The Chairman or the holders of a majority of each class of the LLC Interests entitled to vote hereunder so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Members present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Members and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. If the time, date and place of the reconvened meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Company shall give written notice of the time, date and place of the reconvened meeting not less than twenty (20) days prior to the date of the reconvened meeting. At the reconvened meeting, the Members may transact any business that might have been transacted at the original meeting. A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Member entitled to vote at the meeting.

Section 9.7 Proxies. For so long as the Trust is the sole holder of Trust Interests, actions by Trust Members required to be taken hereunder will be taken by the Trust pursuant to instructions given to the Trust by the holders of the Trust Shares in accordance with the Trust Agreement or otherwise pursuant to terms set forth in the Trust Agreement. In addition, for so long as the Trust is the sole holder of Trust Interests, the Company shall provide to the Trust, for transmittal to the holders of Trust Shares, the appropriate form of proxy to enable the holders of Trust Shares to direct, in proportion to their percentage ownership of the Trust Shares, the vote of the Trust Member, and the Trust Member shall vote its Trust Interests in the same proportion as the vote of holders of Trust Shares. At all meetings of Members, a Member may vote by proxy as may be permitted by law; provided, that no proxy shall be voted after three (3) years from its date unless, in the case of the Trust Member and for so long as the Trust is the sole holder of Trust Interests, the proxy provides for a longer period in accordance with the Trust Agreement. Any proxy to be used at a meeting of Members must be filed with the Secretary of the Company or his or her representative at or before the time of the meeting. A Member may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Company a revocation of the proxy or a new proxy bearing a later date.

Section 9.8 Notice of Member Business and Nominations.

(a)          Annual Meetings of Members.

(i)         Nominations of individuals for election to the Board of Directors by a Member (other than any Appointed Director, who shall be appointed by the ~~Manager~~Allocation Member for so long as the ~~Manager~~Allocation Member is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement), and the proposal of business to be considered by the Members~~, may be made~~ at an annual meeting of Members, may be made (A) pursuant to the Company's notice of meeting delivered pursuant to Section 9.5, (B) by or at the direction of the Board of Directors or (C) by any Member of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in ~~clauses~~clause (ii) ~~and (iii)~~ of this Section 9.8(a).

In addition to any other applicable requirements, for a nomination for election of a director to be made by a Member (other than any Appointed Director, who shall be appointed by the ~~Manager~~Allocation Member for so long as the ~~Manager~~Allocation Member is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement) or for business to be properly brought before an annual meeting by a Member, such Member must (A) be a Member of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 9.8(a) and (2) the record date for the determination of Members entitled to vote at such annual meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 9.8(a) to the Secretary.

(ii)          For nominations or other business to be properly brought before an annual meeting by a Member pursuant to Section 9.8(a)(i)(C), the Member must have given timely notice thereof in writing to the Secretary of the Company and, in the case of business other than nominations, such other business must otherwise be a proper matter for Member action. Except to the extent otherwise required by applicable law, to be timely, a Member's notice shall be delivered to the Secretary at the principal executive offices of the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by a Member must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In the case of the first annual meeting of Members, a Member's notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Company not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Member's notice as described in this Section 9.8(a). The number of nominees a Member may nominate for election at the annual meeting shall not exceed the number of directors to be elected at such annual meeting.

Subject to Section 9.8(a)(i), such Member's notice ("Member Section 9.8 Director Nomination Notice") shall set forth~~: (A)~~ as to each individual whom the Member proposes to nominate for election or reelection as a director~~, all~~ : (A) the name, age, business address and residence address of each nominee proposed in such Member Section 9.8 Director Nomination Notice; and (B) the principal occupation or employment of each such nominee; and (C) the class and number of LLC Interests of the Company and Trust Shares that are owned of record and beneficially by each such nominee (if any) and; (D) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominees as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed pursuant to Regulation 14A under the Exchange Act; and (E) a written statement and agreement executed by each such nominee acknowledging that such person (i) consents to being named in the Trust's proxy statement as a nominee and to serving as a director if elected; (ii) intends to serve as a director for the full term for which such person is standing for election; and (iii) makes the following representations: (x) that the director nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any assurance to, or made any commitment to, any Person as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such person's ability to comply, if elected, as a director of the Company, with such person's fiduciary or other duties under applicable law or this Agreement; and (y) that the director nominee is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust or the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person's nomination for director or service as a director that has not been disclosed to the Company. The Member Section 9.8 Director Nomination Notice shall also contain the following information with respect to the Member making the director nomination proposal ("Proposing Member"):

(A) the name and address of the Proposing Member as they appear on the Company's books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B) the class and number of LLC Interests of the Company that are owned by the Proposing Member (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made as of the date of the Member Section 9.8 Director Nomination Notice, and a representation that the Proposing Member will notify the Company in writing of the class and number of such interests owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C) a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Member and the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associate, and any others (including the names) acting in concert with any of the foregoing, and a representation that the Proposing Member will notify the Company in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Member's Section 9.8 Director Nomination Notice by or on behalf of, the Proposing Member or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such Person or any of their affiliates or associates with respect to LLC Interests of the Company, and a representation that the Proposing Member will notify the Company in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(E) a representation that the Proposing Member is a holder of record of LLC Interests of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

(F) any other information relating to such ~~individual that is~~Member and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest~~, or is otherwise required,~~ pursuant to and in accordance with Regulation 14A under the Exchange Act~~, including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as~~.

As to any other business that ~~the~~a Member proposes to bring before the ~~meeting,~~annual meeting, the Member's notice ("Member Section 9.8 Other Business Notice") shall set forth:

(A) a brief description of the business desired to be brought before the annual meeting,

(B) the reasons for conducting such business at the annual meeting;

(C) the text of ~~the~~any proposal or business (including the text of any resolutions proposed for consideration~~),~~ and in the ~~reasons for conducting~~event that such business ~~at~~includes a proposal to amend this Agreement, the ~~meeting~~language of the proposed amendment),

(D) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such proposing Member and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(E) any other information relating to such proposing Member and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder,

(F) a description of all agreements, arrangements, or understandings between or among such proposing Member, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest ~~in such business of such Member and the Beneficial Owner or holder of Trust Shares, if any, on whose behalf the proposal is made; and (C) as to the Member giving the notice and the Beneficial Owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such Member as they appear on the Company's books and of such Beneficial Owner, (2) the number of, and evidence of such number of, LLC Interests which are owned beneficially and of record by such Member and such Beneficial Owner, (3) a representation that the Member intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the Member or the Beneficial Owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the LLC Interests required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from Members in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a Member if the Member has notified the Company of the Member's intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such Member's proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company or on any committee of the Board of Directors.~~of such proposing Member, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such proposing Member, beneficial owner, or their affiliates or associates, and

~~(iii)       Notwithstanding anything in the second sentence of clause (ii) of this Section 9.8(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Member's notice required by this Section 9.8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.~~

(G) the information with respect to the proposing Member required to be disclosed under the prior paragraph of this Section 9.8(a)(ii) in connection with a Member Section 9.8 Director Nomination Notice.

(b)          Special Meeting of Members. Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Section 9.5. Nominations of individuals for election to the Board of Directors by a Member (other than any Appointed Director, who shall be appointed by the ~~Manager~~Allocation Member for so long as the ~~Manager~~Allocation Member is entitled to appoint one or more directors to the Board of Directors pursuant to the terms of this Agreement) may be made at a special meeting of Members at which directors are to be elected pursuant to the Company's notice of meeting (i) by or at the direction of the Board of Directors, or (ii) by any Member who is entitled to vote at the meeting who complies with the ~~notice~~Member Section 9.8 Director Nomination Notice procedures set forth in this Section 9.8~~.~~, specifically including 9.8(a)(ii).

In addition to any other applicable requirements, for a nomination for election of a director to be made by a Member, such Member must (A) be a Member of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Members entitled to vote at such special meeting, and (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 9.8(b) to the Secretary. The number of nominees a Member may nominate for election at a special meeting (or in the case of a Member giving the notice on behalf of a beneficial owner, the number of nominees a Member may nominate for election at a special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting.

In the event the Company calls a special meeting of Members for the purpose of electing one or more directors to the Board of Directors, any Member entitled to vote thereon may nominate such number of individuals for election to such position(s) as are specified in the Company's Notice of Meeting, if such Member's notice as required by Section 9.8(a)(ii) shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Member's notice as described above.

(c)          General.

(i)           Only individuals who are nominated in accordance with the procedures set forth in this Section 9.8 shall be eligible to be considered for election as directors at a meeting of Members and only such business shall be conducted at a meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.8. Except as otherwise provided by applicable law or this Section 9.8, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 9.8 and, if any proposed nomination or business is not in compliance with this Section 9.8, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 9.8, unless otherwise required by law, if the Member (or a qualified representative of the Member) does not appear at the annual or special meeting of Members to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Section 9.8, to be considered a qualified representative of a Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting of Members and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Members.

(ii)          For purposes of this Section 9.8, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii)         Notwithstanding the foregoing provisions of this Section 9.8, a Member shall also comply with all applicable requirements of the Exchange Act, the Rules and Regulations thereunder and the Listing Rules with respect to the matters set forth in this Section 9.8. Nothing in this Section 9.8 shall be deemed to affect any rights of Members to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 9.9 Procedure for Election of Directors; Voting. The election of directors submitted to Members at any meeting shall be decided by a plurality of the votes cast by the Members entitled to vote thereon. Except as otherwise provided by applicable law or this Agreement, all matters other than the election of directors submitted to the Members at any meeting shall be decided by the affirmative vote of the holders of a majority of the then Outstanding LLC Interests entitled to vote thereon present in person or represented by proxy at the meeting of Members. The vote on any matter at a meeting, including the election of directors, shall be by written ballot. Each ballot shall be signed by the Member voting, or by such Member's proxy, and shall state the number of LLC Interests voted.

Section 9.10 Inspectors of Elections; Opening and Closing the Polls.

(a)          The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Company, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Members, the Chairman shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL as if the Company were a Delaware corporation.

(b)         The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the Members will vote at the meeting.

Section 9.11 Confidential Member Voting. All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Member, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Company; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed: (a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Member requests or consents to disclosure of such Member's vote or writes comments on such Member's proxy card or ballot.

Section 9.12 Waiver of Notice. Whenever any notice is required to be given to any Member by the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the Members need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting. Notice of any meeting of Members need not be given to any Member if waived by such Member either in a writing signed by such Member or by electronic transmission, whether such waiver is given before or after such meeting is held. If any such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Member.

Section 9.13 Remote Communication. For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Members and proxyholders may, by means of remote communication:

(a)          participate in a meeting of Members; and

(b)         to the fullest extent permitted by applicable law, be deemed present in person and vote at a meeting of Members, whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, however, that (i) the Company shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Member or proxyholder, (ii) the Company shall implement reasonable measures to provide such Members and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Members, including an opportunity to read or hear the proceedings of the meeting substantially and concurrently with such proceedings, and (iii) if any Member or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

Section 9.14 Member Action Without a Meeting. For so long as the Trust remains the sole holder of Trust Interests, the Trust shall take any action required or permitted to be taken at any meeting of Members, by executing a written consent that shall reflect the vote of the holders of Trust Shares as required by the terms of the Trust Agreement, without such meeting, without prior notice, and without a vote. Proxy materials completed by the holders of Trust Shares evidencing the result of a vote taken at a meeting of the holders of Trust Shares with at least the minimum number of votes required to constitute an affirmative vote of the holders of Trust Shares under the Trust Agreement shall be delivered to the Company indicating the vote or action being approved or disapproved by such holders with respect to those matters reserved to the Trust Members of the Company by this Agreement. If the Trust is not the sole owner of the Trust Interests, Members shall take any action required or permitted only at a meeting of Members duly called and noticed, and shall not be entitled to take any action by written consent.

Section 9.15 Return on Capital Contribution. Except as otherwise provided in Article 14, no Member shall demand a return on or of its Capital Contributions.

Section 9.16 Member Compensation. No Member shall receive any interest, salary or draw with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the Company, or otherwise, in its capacity as a Member, except as otherwise provided in this Agreement or in the Management Services Agreement.

Section 9.17 Member Liability. Except as required by the Act, no Member shall be liable under a judgment, decree or order of a court, or in any other manner, for the Debts or any other obligations or liabilities of the Company. A Member shall be liable only to make its Capital Contributions and shall not be required to restore a deficit balance in its Capital Account or to lend any funds to the Company or, after its Capital Contributions have been made, to make any additional contributions, assessments or payments to the Company; provided, however, that a Member may be required to repay any distribution made to it in contravention of Section 5.3 or Sections 18-607 or 18-804 of the Act. The Manager shall not have any personal liability for the repayment of any Capital Contributions of any Member.

ARTICLE 10

MEMBER VOTE REQUIRED IN CONNECTION WITH
CERTAIN BUSINESS COMBINATIONS OR TRANSACTIONS

Section 10.1 Vote Generally Required. Except as provided in Sections 2.3 and 2.4 and subject to the provisions of Section 10.2, the Company shall not (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of its Property and assets, unless the Board of Directors shall adopt a resolution, by the affirmative vote of at least a majority of the Entire Board of Directors, approving such action and unless such action shall, subject to any applicable Trust Interest Designation, be approved by the affirmative vote of the holders of a majority of each class of LLC Interests, in each case, Outstanding and entitled to vote thereon. The notice of the meeting at which such resolution is to be considered will so state.

Section 10.2 Vote for Business Combinations. The affirmative vote of the holders of record of at least sixty-six and two-thirds percent (66 2/3%) of each class of LLC Interests then Outstanding and entitled to vote (excluding LLC Interests Beneficially Owned by the Interested Shareholder or any Affiliate or Associate of the Interested Shareholder) shall, subject to any applicable Trust Interest Designation, be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by applicable law or in any agreement with any securities exchange or otherwise.

Section 10.3 Power of Continuing Directors. The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article 10, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Trust Interests of the Company beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another, and (d) the Fair Market Value of the equity securities of the Company or any Subsidiary thereof, and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article 10.

Section 10.4 No Effect on Fiduciary Obligations. Nothing contained in this Article shall be construed to relieve the directors of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by applicable law.

ARTICLE 11

BOOKS AND RECORDS

Section 11.1 Books and Records; Inspection by Members.

(a)          The Company, other than as provided in the Management Services Agreement, shall keep or shall cause to be kept at its principal executive office ~~appropriate~~ books and records ~~with respect to~~ of the Company's business~~,~~ reasonably deemed appropriate by the Company including~~, without limitation,~~ all books and records necessary or essential to provide to the Members any information, lists and copies of documents required to be provided ~~pursuant to~~by Section 18-305 of the Act or by other applicable law. Any books and records maintained by or on behalf of the Company in the regular course of ~~its~~ business, including~~,~~  (without limitation~~,~~) the ~~record~~records of the Members, books of account and records of Company proceedings, may be ~~kept~~maintained in other than paper form, including on, by means of, or in the form of any information storage device, including on one or more electronic ~~or any other form; provided, that the books and records so maintained are convertible~~networks or databases (including one or more distributed electronic networks or databases), if such form is capable of conversion into ~~clearly legible written~~paper form within a reasonable ~~period of~~ time.

(b)         The Secretary shall make, at least ten (10) days before every meeting of Trust Members, a complete list of the Trust Members entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Trust Member and the number of Trust Interests registered in the name of each Trust Member. Such list shall be open to the examination of any Trust Member, for any proper purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Company. In the event that the Company determines to make the list available on an electronic network~~,~~ or database pursuant to Section 11.1(a), the Company may take reasonable steps to ensure that such information is available only to Members. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

(c)         Any Member or Beneficial Owner, in person or by attorney or other agent, shall, upon reasonable written demand stating the purpose thereof, have the right during the usual business hours ~~to inspect~~ for any proper purpose to inspect, and to make copies and extracts from, the Register, a list of the Members, and ~~its~~the Company's other books and records; provided, that a Member or Beneficial Owner shall be entitled to inspect or to make copies and extracts from only such books and records that are necessary and essential to the Member's or Beneficial Owner's proper purpose; and provided, further, that, as of the date of the making of the demand, inspection of such books and records would not constitute a breach of any confidentiality agreement. In every instance where a person purports to be a Beneficial Owner of LLC Interests but who is not the holder of record as identified on the Register, the demand shall state such Person's status as a Beneficial Owner of LLC Interests, be accompanied by documentary evidence of beneficial ownership of LLC Interests, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person's interest as a Member or Beneficial Owner of LLC Interests.

Section 11.2 Reports.

(a)       In General. The Chief Financial Officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants.

(b)       Periodic and Other Reports. The Company shall cause to be delivered to each Member the financial statements listed in clauses (i) and (ii) below, prepared in each case (other than with respect to Members' Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied (and, if required by any Member or its controlled Affiliates for purposes of reporting thereunder, Regulation S-X of the Exchange Act). The monthly and quarterly financial statements referred to in clause (ii) below may be subject to normal year-end audit adjustments.

(i)       As soon as practicable following the end of each Fiscal Year (and in any event not later than the date on which the Rules and Regulations provide) and at such time as distributions are made to the Members pursuant to Article 14 following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Members' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements); and

(ii)       As soon as practicable following the end of each of the first three Fiscal Quarters of each Fiscal Year (and in any event not later than the date on which the Rules and Regulations require), a balance sheet of the Company as of the end of such Fiscal Quarter and the related statements of operations and cash flows for such Fiscal Quarter and for the Fiscal Year to date, in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the prior Fiscal Year's Fiscal Quarter and the interim period corresponding to the Fiscal Quarter and the interim period just completed.

The quarterly statements described in clause (ii) above shall be accompanied by such written certifications as the Rules and Regulations require.

Section 11.3 Preparation of Tax Returns. The Company shall arrange for the preparation and timely filing of all returns of Company income, gains, deductions, losses and other items required of the Company for U.S. federal and state income tax purposes. The classification, realization and recognition of income, gains, deductions, losses and other items shall be on the accrual method of accounting for U.S. federal income tax purposes. The taxable year of the Company shall be the calendar year.

Section 11.4 Tax Elections.

(a)       The Board of Directors shall, without any further consent of the Members being required (except as specifically required herein), make (i) the election to adjust the basis of Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state, local or foreign law, in connection with Transfers of LLC Interests and Company distributions; and (ii) any and all other elections for U.S. federal, state, local and foreign tax purposes, including, without limitation, any election, if permitted by applicable law: (x) to extend the statute of limitations for assessment of tax deficiencies against the Members with respect to adjustments to the Company's U.S. federal, state, local or foreign tax returns; (y) to the extent provided in Code Sections 6221 through 6231 ~~to the extent provided in Code Sections 6221 through 6231~~ (as in effect prior to amendment by the Bipartisan Budget Act of 2015, P.L. 114-74 ("BBA")) and Code Sections 6221 through 6235 (following the effective date of the BBA) and similar provisions of U.S. federal, state, local or foreign law, to represent the Company and the Members before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Members in their capacities as Members, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Members with respect to such tax matters or otherwise affect the rights of the Company and the Members; and (z) following the effective date of the BBA, to make all decisions and elections which in their sole discretion will allocate audit adjustments among the Members in an equitable and practicable manner, including the payment and/or allocation of taxes resulting from such audit adjustments. The Manager is specifically authorized to act as the "tax matters partner" (as defined in Code Section 6231(a)(7) prior to amendment by the BBA) and ~~as "partner~~Ryan J. Faulkingham is designated as "partnership representative" (as referenced in Code Section 6223(a) following amendment by the BBA) (both such roles referred to herein as "Tax Matters Member") under the Code and in any similar capacity under state or local law.

(b)       In circumstances where the Trust has been dissolved, the Board of Directors may, by the affirmative vote of at least a majority of the Entire Board of Directors, and without any further consent of the Members being required, cause the Company to elect to be treated as a corporation for U.S. federal income tax purposes; provided, however, that such action shall be taken only if ~~(i) the Board of Directors first obtains an opinion from a nationally recognized financial advisor to the effect that it expects the market valuation of the Company to be significantly lower as a result of the Company continuing to be treated as a partnership for U.S. federal income tax purposes than if the Company instead elected to be treated as a corporation for U.S. federal income tax purposes and (ii)~~ the effective date for such election is no earlier than the date on which the Trust has been dissolved pursuant to ~~clause (i) of~~ Section ~~10.02~~9.4 of the Trust Agreement.

Section 11.5 Tax Information. Necessary tax information shall be delivered to each Member as soon as practicable after the end of the Fiscal Year of the Company but not later than February 15.

ARTICLE 12

AMENDMENTS

The Board of Directors is authorized to amend the terms of this Agreement by resolution adopted by the affirmative vote of a majority of the Entire Board of Directors; provided, however, that, (A) subject to Section 3.1(a)(ii), Sections 1.3, 2.4, 2.5, 3.1(a), 5.1, 8.6, 14.1(i) or (ii), Article 10 and this Article 12 may not be amended without the affirmative vote of Trust Members holding a majority of the Voting Trust Interests present in person or represented by proxy at a meeting of Trust Members, and (B) Sections 5.1, 5.2, 6.1, 6.4 (excluding provisions relating to classification of the Board of Directors), 6.5 (solely with respect to the provision relating to an Appointed Director), 6.6 (solely with respect to the Allocation Member's right to remove an Appointed Director), 6.8 (solely with respect to the provision relating to an Appointed Director), 6.9 (solely with respect to the provision relating to the initial Chairman), 6.12 (solely with respect to the Chief Executive Officer's right to call special meetings of the Board of Directors), 6.17, 6.22, 6.23, Article 10 and this Article 12, and any other amendment that would adversely affect the rights of the Allocation Member may not be amended without the prior written consent of the Allocation Member. Notwithstanding anything to the contrary contained in this Agreement, including in this Article 12, the Board of Directors is authorized by resolution adopted by the affirmative vote of a majority of the Entire Board of Directors, without further approval of the Trust Members, to (x) amend, modify or supplement this Agreement to correct any administrative or ministerial error or omission contained in this Agreement or to clarify, or to correct any error in, the calculation of the Profit Distribution Amount consistent with the intent of the Company and the Allocation Member, as determined by the Board of Directors and the Allocation Member in their sole discretion ~~and~~, (y) without limiting the generality of the foregoing provisions of this Article 12, amend, modify or supplement the provisions of Section 6.18 (relating to committees of the Board) from time to time~~.~~ and (z) in the event the Trust is converted to, or the Trust is merged into or all of the Trust's assets are conveyed to, a corporation pursuant to Section 7.1(b) of the Trust Agreement, amend, modify or supplement this Agreement as the Board of Directors determines is necessary or appropriate to reflect such conversion, merger or conveyance.

ARTICLE 13

TRANSFERS; MONTHLY ALLOCATIONS

Profits, Losses, each item thereof and all other items attributable to LLC Interests for any Allocation Year shall, for U.S. federal income tax purposes, be ~~determined on an annual basis and prorated on a monthly basis and the pro rata portion for each month shall be allocated to those Persons who are Members as of the close of the New York Stock Exchange on the last day of the preceding month. With respect to any LLC Interest that was not treated as Outstanding as of the close of the New York Stock Exchange on the last day of the preceding month, the first Person who is treated as the Member with respect to such LLC Interest will be treated as the Member with respect to such LLC Interest for this purpose as of the close of the New York Stock Exchange on the last day of the preceding month.~~allocated as permitted or required by Code Section 706 and the Regulations or rulings promulgated thereunder. All distributions having a record date on or before the date of a Transfer of LLC Interests shall be made to the transferor, and all distributions having a record date thereafter shall be made to the transferee. ~~The Board of Directors may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Code Section 706 and the Regulations or rulings promulgated thereunder.~~

ARTICLE 14

DISSOLUTION AND WINDING UP

Section 14.1 Dissolution Events.~~.~~  The Company shall dissolve and shall commence winding up upon the first to occur of any of the following (each a "Dissolution Event"):

(i)       the Board of Directors adopts a resolution, by the affirmative vote of at least a majority of the Entire Board of Directors, approving the dissolution, winding up and liquidation of the Company and such action has been approved by the affirmative vote of the holders of a majority of the Outstanding Voting Trust Interests;

(ii)        the unanimous vote of the Trust Members entitled to vote to dissolve, wind up and liquidate the Company;

(iii)       the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(iv)       upon the termination of the legal existence of the last remaining Member or the occurrence of any other event that terminates the continued membership of the last remaining Member unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act.

The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

Section 14.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs; provided, however, that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 14.2 and the Certificate has been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the winding up of the Company, which winding up shall be completed no later than ninety (90) days after the later of the occurrence of the Dissolution Event. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 14.9), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order:

(a)       First, to creditors (including the Manager and the Members who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for distributions to Members under Section 18-601 or 18-604 of the Act;

(b)       Second, except as provided in this Agreement, to Members and former Members of the Company in satisfaction of liabilities for distributions under Section 18-601 or 18-604 of the Act; and

(c)       The balance, if any, to the Members, subject to any applicable Trust Interest Designation, in accordance with the positive balance in their Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods.

Notwithstanding Section 14.9, no Member or Manager shall receive additional compensation for any services performed pursuant to this Article 14.

Section 14.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.~~.~~ In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 14 to the Members who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all Allocation Years, including the Allocation Year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article 14 may be:

(a)       Distributed to a trust established for the benefit of the Members for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent, conditional or unmatured liabilities or obligations of the Company; the assets of any such trust shall be distributed to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to Section 14.2; or

(b)       Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company; provided, however, that such withheld amounts shall be distributed to the Members as soon as practicable.

Section 14.4 ~~Deemed Distribution and Recontribution.~~[Reserved].

~~Notwithstanding any other provision of this Article 14, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other Liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up. Instead, solely for U.S. federal income tax purposes, the Company shall be deemed to have contributed all its Property and liabilities to a new limited liability company in exchange for interests in such new company and, immediately thereafter, the Company will be deemed to liquidate by distributing interests in the new company to the Members.~~

Section 14.5 Rights of Members. Except as otherwise provided in this Agreement, each Member shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Members shall have no recourse against the Company or any other Member or the Manager.

Section 14.6 Notice of Dissolution/Termination.

(a)       In the event a Dissolution Event occurs or an event occurs that would, but for the provisions of Section 14.1, result in a dissolution of the Company, the Board of Directors shall, within thirty (30) days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Board of Directors) and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the discretion of the Board of Directors).

(b)       Upon completion of the distribution of the Company's Property as provided in this Article 14, the Board of Directors shall cause the filing of the Certificate of Cancellation pursuant to Section 18-203 of the Act and shall take all such other actions as may be necessary to terminate the Company.

Section 14.7 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Members pursuant to Section 14.2 (the "Liquidation Period"), the Members shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Article 4.

Section 14.8 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Member in the Company shall be made in exchange for the interest of such Member in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Member in Company goodwill.

Section 14.9 The Liquidator.

(a)       Fees. Subject to Section 14.2, the Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Article 14 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services.

(b)       Indemnification. The Company shall indemnify, hold harmless and pay all judgments and claims against the Liquidator or any officers, directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud or intentional misconduct of, or a knowing violation of the laws by, the Liquidator which was material to the cause of action.

Section 14.10 Form of Liquidating Distributions. For purposes of making distributions required by Section 14.2, the Liquidator may determine whether to distribute all or any portion of the Property in kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

ARTICLE 15

MISCELLANEOUS

Section 15.1 Notices. Subject to Sections 6.11, 6.13, 9.5 and 9.8, any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and delivered personally, or, when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Manager:

(a)	If to the Company:

~~61 Wilton Road~~301 Riverside Avenue,

Second Floor

Westport CT 06880
Attention: ~~Alan B. Offenberg~~Elias J. Sabo
Facsimile No.: ~~(212) 581-8037~~(203) 221-8253

(b)	If to the Allocation Members:

~~61 Wilton Road~~301 Riverside Avenue,

Second Floor

Westport CT 06880
Attention: ~~Alan B. Offenberg~~Elias J. Sabo
Facsimile No.: ~~(212) 581-8037~~ (203) 221-8253

(c)	If to the Trust Members:

~~61 Wilton Road~~301 Riverside Avenue,

Second Floor

Westport CT 06880
Attention: ~~Alan B. Offenberg~~Elias J. Sabo
Facsimile No.: ~~(212) 581-8037~~(203) 221-8253

(d)	If to the Manager:

301 Riverside Avenue,

Second Floor

Westport CT 06880
Attention: Elias J. Sabo
Facsimile No.: (203) 221-8253

Section 15.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees and assigns.

Section 15.3 Construction. It is the intent of the parties hereto that every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

Section 15.4 Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or any other day on which banks in The City of New York are required or authorized by law or executive order to close, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or any other day on which banks in The City of New York are required or authorized by law or executive order to close.

Section 15.5 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 15.6 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 15.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

Section 15.7 Incorporation by Reference. Every exhibit, schedule and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

Section 15.8 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

Section 15.9 Governing Law ~~and;~~Jurisdiction and Venue.

(a)       The laws of the State of Delaware shall govern this Agreement, including the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties arising hereunder.

~~Each party hereto and any Person acquiring an LLC Interest, from time to time, (i) irrevocably submits to the non-exclusive jurisdiction and venue of any Delaware state court or U.S. federal court sitting in Wilmington, Delaware in any action arising out of this Agreement and (ii) consents to the service of process by mail. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.~~

(b)       Each Party hereto and each Person acquiring an LLC Interest or Common Share or that otherwise has the right to enforce the provisions of this Agreement or is otherwise bound by this Agreement, from time to time, to the fullest extent permitted by law, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Company, the Act, this Agreement or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Agreement, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company, the Board or the officers of the Company to the Trust, the Members or the holders of Trust Shares, or of the Board or the officers of the Company to the Company, or (C) the rights or powers of, or restrictions on, the Company, the Board, the officers of the Company or the Members, or (D) any provision of the Act or other laws of the State of Delaware pertaining to limited liability companies, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Act or this Agreement relating in any way to the Company (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof, provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. This provision will not apply to claims arising under the Securities Act, the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction.

(c)       Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any Person purchasing or otherwise acquiring any interest in the LLC Interests or Trust Shares shall be deemed to have notice of and consented to the provisions of this Section 15.9(c).

Section 15.10 Waiver of Jury Trial. Each of the Members irrevocably waives, to the extent permitted by law, all rights to trial by jury and all rights to immunity by sovereignty or otherwise in any action, proceeding or counterclaim arising out of or relating to this Agreement.

Section 15.11 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

Section 15.12 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

-- Signature page follows --

IN WITNESS WHEREOF, the Members have executed and entered into this Fifth Amended and Restated Operating Agreement of the Company as of the day first above set forth.

COMPASS DIVERSIFIED HOLDINGS

By:
Name: Ryan J. Faulkingham
Title: Regular Trustee

Sostratus LLC

By:
Name:
Title:

~~[Signature Page to Operating Agreement]~~

EXHIBIT A

SPECIMEN LLC INTEREST CERTIFICATE

COMPASS GROUP DIVERSIFIED HOLDINGS LLC INTEREST

. .. . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . .* This Certifies that _____________________________________ is the owner of ______ Trust Interests or _____ Allocation Interests of Compass Group Diversified Holdings LLC, a Delaware limited liability company (the "Company"), with such rights and privileges as are set forth in the ~~Fifth~~Sixth Amended and Restated Operating Agreement of the Company dated as of ~~December 6, 2016~~[____________], 2021 (the "Agreement"), as it may be amended from time to time.

THE LLC INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE (THE "STATE ACTS") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE LLC INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, BY AN STATE SECURITIES COMMISSION OR BY ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE LLC INTERESTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS CONTAINED IN THE AGREEMENT. EVERY HOLDER OF THIS CERTIFICATE, BY HOLDING AND RECEIVING THE SAME, AGREES WITH THE COMPANY TO BE BOUND BY THE TERMS OF THE AGREEMENT. THE AGREEMENT WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . In Witness Whereof, said Company has caused this Certificate to be signed by its Chief Executive Officer this __ day of ____, A.D. _____.

______________________________,

. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

TRUST INTEREST DESIGNATION

OF

SERIES A TRUST PREFERRED INTERESTS

Compass Group Diversified Holdings LLC (the “Company”), a Delaware limited liability company, does hereby certify that:

1.On June 15, 2017, the Board of Directors (the “Board”) of the Company, pursuant to the authority conferred upon the Board of Directors by Section 3.1(a) of the Fifth Amended and Restated Operating Agreement of Compass Group Diversified Holdings LLC (as such may be amended, modified or restated from time to time, the “LLC Agreement”), duly adopted resolutions establishing the terms of the Company’s Series A Trust Preferred Interests and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series A Trust Preferred Interests.

2.Thereafter, on June 19, 2017, the Pricing Committee duly adopted the following resolutions:

“RESOLVED, that pursuant to Article 3 of the LLC Agreement (which authorizes up to 50,000,000 Trust Preferred Interests (as defined in the LLC Agreement), in one or more classes or series), the Series A Trust Preferred Interests as a new series of Trust Preferred Interests (as defined in the LLC Agreement) consisting of 4,600,000 Trust Preferred Interests be, and hereby are, created and authorized for issuance by the Company, with the designations, preferences, rights, powers, duties and other terms of such Series A Trust Preferred Interests being set forth in the final form of the Trust Interest Designation attached hereto as Exhibit B, with such changes thereto not inconsistent herewith as any Authorized Officer signing the same may approve in his sole discretion; and further

RESOLVED, that each Series A Trust Preferred Interest shall rank equally in all respects and shall be subject to the provisions in the final form of the Trust Interest Designation attached hereto as Exhibit B, which is hereby approved.”

IN WITNESS WHEREOF, this Trust Interest Designations, which shall be made effective pursuant to Article 3 of the LLC Agreement, is executed by the undersigned this 28th day of June, 2017.

Compass Group Diversified Holdings LLC
By:	/s/ Ryan J. Faulkingham
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

Exhibit B

TO

TRUST INTEREST DESIGNATION OF SERIES A TRUST PREFERRED INTERESTS

Section 1. Designation. The Series A Trust Preferred Interests are hereby designated and created as a series of Trust Preferred Interests. Each Series A Trust Preferred Interest shall be identical in all respects to every other Series A Trust Preferred Interest. The Series A Trust Preferred Interests are not “Voting Trust Interests” for purposes of the LLC Agreement. The Series A Trust Preferred Interests shall be issued in electronic book-entry form.

Section 2. Ranking.

(a) The Series A Trust Preferred Interests shall rank, with respect to payment of distributions:

(i) junior to the all of the Company’s existing and future indebtedness and any of the Company’s equity securities, including Trust Preferred Interests, that the Company may authorize or issue, the terms of which provide that such securities shall rank senior to the Series A Trust Preferred Interests, and to the Allocation Interests;

(ii) equally to any Parity Trust Interests; and

(iii) senior to any Junior Trust Interests.

(b) The Series A Trust Preferred Interests shall rank, with respect to distribution of assets upon the occurrence of a Dissolution Event, as described in Section 9.

Section 3. Definitions. As used herein with respect to the Series A Trust Preferred Interests:

(a)“Code” means the Internal Revenue Code of 1986, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(b)“Distribution Payment Date” means January 30, April 30, July 30 and October 30 of each year, commencing October 30, 2017.

(c)“Distribution Period” means the period from and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that the initial Distribution Period commences on and includes June 28, 2017.

(d)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)“Fundamental Change” means the occurrence of the following: (i) the Series A Preferred Shares (or preferred shares into which the Series A Preferred Shares have been converted or for which the Series A Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Company and Series A Holder (or the issuer of preferred shares into which the Series A Preferred Shares have been converted or for which the Series A Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the company and the trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(f)“Fundamental Change Offer” has the meaning as defined in Section 6(a).

(g)“Fundamental Change Payment” has the meaning as defined in Section 6(a).

(h)“Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

(i)“Junior Trust Interests” means Trust Common Interests and any other equity securities that the Company may issue in the future ranking, as to the payment of distributions, junior to the Series A Trust Preferred Interests.

(j)“Parity Trust Interests” means any Trust Interests, including Trust Preferred Interests, that the Company has authorized or issued or may authorize or issue, the terms of which provide that such securities shall rank equally with the Series A Trust Preferred Interests with respect to payment of distributions.

(k)“Series A Distribution Rate” means 7.250%.

(l)“Series A Holder” means Compass Diversified Holdings, a Delaware statutory trust, in its capacity as the holder of all of the Series A Trust Preferred Interests, and its permitted successors and assigns.

(m)“Series A Liquidation Preference” means $25.00 per Series A Trust Preferred Interest.

(n)“Series A Liquidation Value” means the sum of the Series A Liquidation Preference and declared and unpaid distributions, if any, to, but excluding, the date of the occurrence of a Dissolution Event on the Series A Trust Preferred Interests.

(o)“Series A Preferred Share” means a 7.250% Series A Preferred Share issued by Series A Holder representing one corresponding beneficial interest in Series A Holder.

(p)“Series A Trust Preferred Interest” means a 7.250% Series A Trust Preferred Interest having the designations, rights, powers and preferences set forth in this Trust Interest Designation.

(q)“Series A Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 or October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 or October 30 Distribution Payment Date, respectively. These Series A Record Dates shall apply regardless of whether a particular Series A Record Date is a Business Day.

(r)“Tax Redemption Event” means, after the date the Series A Trust Preferred Interests are first issued, due to (a) an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance or (b) an administrative or judicial determination, (i) the Series A Holder or the Company is advised by nationally recognized counsel or a nationally recognized accounting firm that the Series A Holder or the Company will be treated as an association taxable as a corporation for U.S. federal income tax purposes or otherwise subject to U.S. federal income tax (other than any tax imposed pursuant to Section 6225 of the Code, as amended by the Bipartisan Budget Act of 2015), or (ii) the Company or the Series A Holder files an IRS Form 8832 (or successor form) electing that the Series A Holder or the Company be treated as an association taxable as a corporation for U.S. federal income tax purposes.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement.

Section 4. Distributions.

(a) The Series A Holder shall be entitled to receive with respect to each Series A Trust Preferred Interest owned by such holder, when, as and if declared by the Board of Directors, in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash distributions, on the applicable Distribution Payment Date that corresponds to the record date for which the Board of Directors has declared a distribution, if any, at a rate per annum equal to the Series A Distribution Rate of the Series A Liquidation Preference. Such distributions shall be non-cumulative. If a Distribution Payment Date is not a Business Day, the related distribution (if declared) shall be paid on the next succeeding Business Day with the same force and effect as though paid on such Distribution Payment Date, without any increase to account for the period from such Distribution Payment Date through the date of actual payment. Distributions payable on the Series A Trust Preferred Interests for any period less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Declared distributions will be payable on the relevant Distribution Payment Date to the Series A Holder at the close of business, New York City time, on a Series A Record Date, provided that if the Series A Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to the Series A Holder at the close of business, New York City time on the Business Day immediately preceding such Series A Record Date.

(b)  So long as any Series A Trust Preferred Interests are Outstanding, unless, in each case, distributions have been declared and paid or declared and set apart for payment on the Series A Trust Preferred Interests for a quarterly Distribution Period, (i) no distribution, whether in cash or property, may be declared or paid or set apart for payment on the Junior Trust Interests for the remainder of that quarterly Distribution Period (other than distributions paid in Junior Trust Interests or options, warrants or rights to subscribe for or purchase Junior Trust Interests) and (ii) the Company or any of its respective Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Junior Trust Interests.

(c) The Board of Directors may, in its sole discretion, choose to pay distributions on the Series A Trust Preferred Interests without the payment of any distributions on any Junior Trust Interests.

(d) When distributions are not declared and paid (or duly provided for) in full on any Distribution Payment Date (or, in the case of Parity Trust Interests having distribution payment dates different from the Distribution Payment Dates pertaining to the Series A Trust Preferred Interests, on a distribution payment date falling within the related Distribution Period) on the Series A Trust Preferred Interests or any Parity Trust Interests, all distributions declared upon the Series A Trust Preferred Interests and all such Parity Trust Interests payable on such Distribution Payment Date (or, in the case of Parity Trust Interests having distribution payment dates different from the Distribution Payment Dates, on a distribution payment date falling within the related Distribution Period) shall be paid pro rata so that the respective amounts of such distributions shall bear the same ratio to each other as all declared and unpaid distributions per Trust Interest on the Series A Trust Preferred Interests and all unpaid distributions, including any accumulations, on all Parity Trust Interests payable on such Distribution Payment Date (or in the case of Parity Trust Interests having distribution payment dates different from the Distribution Payment Dates pertaining to the Series A Trust Preferred Interests, on a distribution payment date falling within the related Distribution Period) bear to each other.

(e) No distributions may be declared or paid or set apart for payment on any Series A Trust Preferred Interests if at the same time any arrears exist or default exists in the payment of distributions on the Allocation Interests or any Trust Interests that are Outstanding ranking, as to the payment of distributions, senior to the Series A Trust Preferred Interests, subject to any applicable terms of the Allocation Interests or such Trust Interests that are Outstanding.

(f) The Series A Holder shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) (i) Except as set forth in Section 5(a)(ii), the Series A Trust Preferred Interests shall not be redeemable prior to July 30, 2022. At any time or from time to time on or after July 30, 2022, subject to any limitations that may be imposed by law, the Board of Directors may, in its sole discretion, cause the Company to redeem the Series A Trust Preferred Interests, out of funds legally available therefor, in whole or in part, at a redemption price equal to the Series A Liquidation Preference plus an amount equal to declared and unpaid distributions, if any, from the Distribution Payment Date immediately preceding the redemption date to, but excluding, the redemption date. (ii) If a Tax Redemption Event occurs prior to July 30, 2022, the Board of Directors may cause the Company, at its option, out of funds legally available, to redeem the Series A Trust Preferred Interests, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Tax Redemption Event, at a price of $25.25 per Series A Trust Preferred Interest, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. (iii) If less than all of the Outstanding Series A Trust Preferred Interests are to be redeemed, the Series A Trust Preferred Interests to be redeemed from the Outstanding Series A Trust Preferred Interests not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) (i) In the event the Company shall redeem any or all of the Series A Trust Preferred Interests as aforesaid in Section 5(a)(i), the Company shall give notice of any such redemption to the Series A Holder (which such notice may be delivered prior to July 30, 2022) not more than 60 nor less than 30 days prior to the date fixed for such redemption. (ii) In the event the Company shall redeem any or all of the Series A Trust Preferred Interests as aforesaid in Section 5(a)(ii), the Company shall give notice of any such redemption to the Series A Holder at least 30 days prior to the date fixed for such redemption, within 60 days of the occurrence of the Tax Redemption Event. (iii) Failure to give notice to the Series A Holder shall not affect the validity of the proceedings for the redemption of any Series A Trust Preferred Interests being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series A Trust Preferred Interests called for redemption have been set aside for payment, from and after the redemption date, such Series A Trust Preferred Interests called for redemption shall no longer be deemed Outstanding, and all rights of the Series A Holder thereof shall cease other than the right to receive the redemption price, without interest.

(d) The Series A Holder shall have no right to require redemption of any Series A Trust Preferred Interests pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Company shall deposit, on or prior to any date fixed for redemption of Series A Trust Preferred Interests (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the Series A Trust Preferred Interests called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the Series A Holder, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series A Trust Preferred Interests so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series A Trust Preferred Interests to the holders thereof and from and after the date of such deposit said Series A Trust Preferred Interests shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders of Trust Interests with respect to such Series A Trust Preferred Interests, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series A Trust Preferred Interests without interest.

Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to or concurrently with the time the Board of Directors is required to cause the Company to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Company to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series A Trust Preferred Interests, the Board of Directors will cause the Company to make an offer to purchase all of the Series A Trust Preferred Interests pursuant to the offer described below (the “Fundamental Change Offer”), out of funds legally available at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series A Trust Preferred Interest, plus declared and unpaid distributions to, but excluding, the Fundamental Change Payment Date, without payment of any undeclared distributions. Within 30 days following any Fundamental Change, the Board of Directors will cause the Company to send notice of such Fundamental Change Offer by first class mail to the Series A Holder or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i)that a Fundamental Change Offer is being made pursuant to the Trust Interest Designation designating the Series A Trust Preferred Interests and that all Series A Trust Preferred Interests properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Company;

(ii)the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

(iii)that any Series A Trust Preferred Interest not properly tendered will remain outstanding and entitled to receive distributions when, as and if declared by the Board of Directors;

(iv)that, unless the Company defaults in the payment of the Fundamental Change Payment, all Series A Trust Preferred Interests accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v)the instructions determined by the Company, consistent with this Section 6, that the Series A Holder must follow in order to have its Series A Trust Preferred Interests purchased; and

(vi)if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Company shall not be required to make a Fundamental Change Offer upon a Fundamental Change if a third party takes the actions as described in Section 6(b) of the share designation of the Series A Holder with respect to the Series A Preferred Shares.

(c) The Company and the Series A Holder shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series A Trust Preferred Interests pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Company and the Series A Holder shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Company, to the extent permitted by law, to:

(i)accept for payment all Series A Trust Preferred Interests properly tendered pursuant to the Fundamental Change Offer;

(ii)deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series A Trust Preferred Interests so tendered; and

(iii)cancel the Series A Trust Preferred Interests so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Company does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series A Trust Preferred Interests or (y) the Company defaults upon its obligation to repurchase or redeem the Series A Trust Preferred Interests on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series A Trust Preferred Interests shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Company offer to repurchase or redeem all the outstanding Series A Trust Preferred Interests, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series A Holder upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Company shall be under no further obligation to offer to repurchase or redeem any Series A Trust Preferred Interests.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 4.2 of the LLC Agreement, gross income (excluding capital gains) for the Allocation Year shall be specially allocated to the Series A Trust Preferred Interests in an amount equal to the amount of cash distributed with respect to the Series A Trust Preferred Interests during such Allocation Year. For purposes of Sections 4.2(b)(ii) and 4.2(c)(ii) of the LLC Agreement, the “Percentage Interest” of the Series A Trust Preferred Interests shall be zero.

Section 8. Voting.

(a) Notwithstanding any provision in the LLC Agreement to the contrary, and except as set forth in this Section 8, the Series A Trust Preferred Interests shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series A Holder shall not be required for the taking of any Company action or inaction. If and whenever six quarterly distributions (whether or not consecutive) on the Series A Trust Preferred Interests or six quarterly distributions (whether or not consecutive) on any series or class of Parity Trust Interests have not been declared or have been declared and not paid (a “Nonpayment”), the number of directors then constituting the Board of Directors automatically shall be increased by two and the Series A Holder, voting together as a single class with the holders of any other class or series of Parity Trust Interests then Outstanding upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Trust Interests”), shall have the right to elect these two additional directors at a meeting of the Series A Holder and the holders of such Voting Preferred Trust Interests called as hereafter provided. When quarterly distributions have been declared and paid on the Series A Trust Preferred Interests for four consecutive Distribution Periods following the Nonpayment, then the right of the Series A Holder and the holders of such Voting Preferred Trust Interests to elect such two additional directors shall cease and the terms of office of all directors elected by the Series A Holder and holders of the Voting Preferred Trust Interests shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. However, the right of the Series A Holder and the holders of the Voting Preferred Trust Interests to elect two additional directors on the Board of Directors shall again vest if and whenever six additional quarterly distributions have not been declared or declared and not paid, as described above.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request the Series A Holder (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the Series A Holder and holders of any Voting Preferred Trust Interests for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with the LLC Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series A Holder and holders of the Voting Preferred Trust Interests, voting together as a class, may remove any director elected by the Series A Holder and holders of the Voting Preferred Trust Interests pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series A Holder and holders of the Voting Preferred Trust Interests, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series A Holder and holders of the Voting Preferred Trust Interests or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with the LLC Agreement as if references to Members were references to the Series A Holder and holders of Voting Preferred Trust Interests.

(c) Notwithstanding anything to the contrary in the LLC Agreement, but subject to Section 8(d), so long as any Series A Trust Preferred Interests are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series A Holder and holders of any Voting Preferred Trust Interests, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i) to amend, alter or repeal any of the provisions of the LLC Agreement relating to the Series A Trust Preferred Interests or any series of Voting Preferred Trust Interests, whether by merger, consolidation or otherwise, which affect materially and adversely the rights, powers and preferences of the Series A Holder or holders of the Voting Preferred Trust Interests; and

(ii) to authorize, create or increase the authorized amount of, any class or series of Trust Preferred Interests having rights senior to the Series A Trust Preferred Interests with respect to the payment of distributions;

provided, however, that,

(x) in the case of subparagraph (i) above, no such vote of the Series A Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series A Trust Preferred Interest and Voting Preferred Trust Interest remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series A Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be;

(y) in the case of subparagraph (i) above, if such amendment materially and adversely affects the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Trust Interests and the Series A Trust Preferred Interests at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Trust Interests and the Series A Trust Preferred Interests so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Trust Interests and the Series A Trust Preferred Interests otherwise entitled to vote as a single class in accordance herewith; and

(z) in the case of subparagraph (i) or (ii) above, no such vote of the Series A Holder or holders of the Voting Preferred Trust Interests, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series A Trust Preferred Interests or Voting Preferred Trust Interests, as the case may be, at the time Outstanding.

(d) For the purposes of this Section 8, neither:

(i) the amendment of provisions of the LLC Agreement so as to authorize or create or issue, or to increase the authorized amount of, any Junior Trust Interests or any Parity Trust Interests; nor

(ii) any merger, consolidation or otherwise, in which (1) the Company is the surviving entity and the Series A Trust Preferred Interests remain Outstanding with the terms thereof materially unchanged in any respect adverse to the holder thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series A Trust Preferred Interests for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series A Trust Preferred Interests under the LLC Agreement (except for changes that do not materially and adversely affect the Series A Trust Preferred Interests considered as a whole), shall be deemed to materially and adversely affect the rights, powers and preferences of the Series A Trust Preferred Interests or holders of Voting Preferred Trust Interests.

(e) For purposes of the foregoing provisions of this Section 8, the Series A Holder shall have one vote per Series

A Trust Preferred Interest, except that when any other series of Trust Preferred Interests shall have the right to vote with the Series A Trust Preferred Interests as a single class on any matter, then the Series A Holder and the holders of such other series of Trust Preferred Interests shall have with respect to such matters one vote per $25.00 of stated liquidation preference of the Trust Preferred Interests owned by them.

(f) The Board of Directors may cause the Company to, from time to time, without notice to or consent of the Series A Holder or holders of other Parity Trust Interests, issue additional Series A Trust Preferred Interests.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series A Trust Preferred Interests shall have been redeemed.

Section 9. Liquidation Rights.

(a) Upon any Dissolution Event, after payment or provision for the liabilities of the Company (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series A Trust Preferred Interests (including, without limitation, rights of Members and former Members to distributions under Section 14.2(b) of the LLC Agreement), a Series A Holder shall be entitled to receive out of the assets of the Company or proceeds thereof available for distribution to Members the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Trust Preferred Interests) after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series A Holder pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Company occurs, and (ii) to the extent that the balance in the Series A Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series A Trust Preferred Interests) is less than the Series A Liquidation Value, allocations of gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Trust Preferred Interests) equals the Series A Liquidation Value.

(b) Upon the occurrence of a Dissolution Event, after the Series A Holder receives a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series A Trust Preferred Interests) pursuant to Section 9(a), the Series A Holder shall not be entitled to any further participation in any distribution of assets by the Company.

(c) Nothing in this Section 9 is intended to entitle the Series A Holder to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Trust Interests ranking senior to the Series A Trust Preferred Interests have been made.

Section 10. Governing Law. This Trust Interest Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Trust Interest Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Trust Interest Designation which are valid, enforceable and legal.

******

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

TRUST INTEREST DESIGNATION

OF

SERIES B TRUST PREFERRED INTERESTS

Compass Group Diversified Holdings LLC (the “Company”), a Delaware limited liability company, does hereby certify that:

1. On February 15, 2018, the Board of Directors (the “Board”) of the Company, pursuant to the authority conferred upon the Board of Directors by Section 3.1(a) of the Fifth Amended and Restated Operating Agreement of Compass Group Diversified Holdings LLC (as such may be amended, modified or restated from time to time, the “LLC Agreement”), duly adopted resolutions establishing the terms of the Company’s Series B Trust Preferred Interests and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series B Trust Preferred Interests.

2. Thereafter, on March 6, 2018, the Pricing Committee duly adopted the following resolutions:

“RESOLVED, that pursuant to Article 3 of the LLC Agreement (which authorizes up to 50,000,000 Trust Preferred Interests (as defined in the LLC Agreement), in one or more classes or series), the Series B Trust Preferred Interests as a new series of Trust Preferred Interests (as defined in the LLC Agreement) consisting of 4,600,000 Trust Preferred Interests be, and hereby are, created and authorized for issuance by the Company, with the designations, preferences, rights, powers, duties and other terms of such Series B Trust Preferred Interests being set forth in the final form of the Trust Interest Designation attached hereto as Exhibit B, with such changes thereto not inconsistent herewith as any Authorized Officer signing the same may approve in his sole discretion; and further

RESOLVED, that each Series B Trust Preferred Interest shall rank equally in all respects and shall be subject to the provisions in the final form of the Trust Interest Designation attached hereto as Exhibit B, which is hereby approved.”

IN WITNESS WHEREOF, this Trust Interest Designations, which shall be made effective pursuant to Article 3 of the LLC Agreement, is executed by the undersigned this 13th day of March, 2018.

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:	/s/ Ryan J. Faulkingham
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

EXHIBIT B

TO

TRUST INTEREST DESIGNATION OF SERIES B TRUST PREFERRED INTERESTS

Section 1. Designation. The Series B Trust Preferred Interests are hereby designated and created as a series of Trust Preferred Interests. Each Series B Trust Preferred Interest shall be identical in all respects to every other Series B Trust Preferred Interest. The Series B Trust Preferred Interests are not “Voting Trust Interests” for purposes of the LLC Agreement. The Series B Trust Preferred Interests shall be issued in electronic book-entry form.

Section 2. Ranking.

(a) The Series B Trust Preferred Interests shall rank, with respect to payment of distributions:

(i) junior to the all of the Company’s existing and future indebtedness and any of the Company’s equity securities, including Trust Preferred Interests, that the Company may authorize or issue, the terms of which provide that such securities shall rank senior to the Series B Trust Preferred Interests, and to the Allocation Interests;

(ii) equally to any Parity Trust Interests; and

(iii) senior to any Junior Trust Interests.

(b) The Series B Trust Preferred Interests shall rank, with respect to distribution of assets upon the occurrence of a Dissolution Event, as described in Section 9.

Section 3. Definitions. As used herein with respect to the Series B Trust Preferred Interests:

(a) “Business Day” means, (i) during the Fixed Rate Period, any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business, and (ii) during the Floating Rate Period, any day that would be considered a Business Day during the Fixed Rate Period that is also a London Banking Day.

(b) “Code” means the Internal Revenue Code of 1986, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(c) “Calculation Agent” means a third party independent financial institution of national standing with experience providing such services, which shall be appointed by the Company prior to April 30, 2028.

(d) “Distribution Determination Date” has the meaning as defined in Section 4(a)(ii).

(e) “Distribution Payment Date” means (i) with respect to the Fixed Rate Period, January 30, April 30, July 30 and October 30 of each year, beginning on July 30, 2018 and (ii) with respect to the Floating Rate Period, January 30, April 30, July 30 and October 30 of each year, beginning on July 30, 2028.

(f) “Distribution Period” means the period commencing on and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that (i) the initial Distribution Period commences on and includes March 13, 2018 and (ii) the Distribution Period commencing on April 30, 2028 commences on April 30, 2028 irrespective of whether such day is a Business Day.

(g) “Distribution Reset Date” has the meaning as defined in Section 4(a)(ii).

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fixed Rate Period” has the meaning as defined in Section 4(a).

(j) “Floating Rate Period” has the meaning as defined in Section 4(a).

(k) “Fundamental Change” means the occurrence of the following: (i) the Series B Preferred Shares (or preferred shares into which the Series B Preferred Shares have been converted or for which the Series B Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Company and Series B Holder (or the issuer of preferred shares into which the Series B Preferred Shares have been converted or for which the Series B Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the Company and the Trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(l) “Fundamental Change Offer” has the meaning as defined in Section 6(a).

(m) “Fundamental Change Payment” has the meaning as defined in Section 6(a).

(n) “Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

(o) “Junior Trust Interests” means Trust Common Interests and any other equity securities that the Company may issue in the future ranking, as to the payment of distributions, junior to the Series B Trust Preferred Interests.

(p) “LIBOR” means the London interbank offered rate.

(q) “London Banking Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

(r) “Parity Trust Interests” means any Trust Interests, including Trust Preferred Interests, that the Company has authorized or issued or may authorize or issue, the terms of which provide that such securities shall rank equally with the Series B Trust Preferred Interests with respect to payment of distributions.

(s) “Series B Holder” means Compass Diversified Holdings, a Delaware statutory trust, in its capacity as the holder of all of the Series B Trust Preferred Interests, and its permitted successors and assigns.

(t) “Series B Liquidation Preference” means $25.00 per Series B Trust Preferred Interest.

(u) “Series B Liquidation Value” means the sum of the Series B Liquidation Preference and accumulated and unpaid distributions (whether or not authorized or declared), if any, to, but excluding, the date of the occurrence of a Dissolution Event on the Series B Trust Preferred Interests.

(v) “Series B Preferred Share” means a 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Share issued by Series B Holder representing one corresponding beneficial interest in Series B Holder.

(w) “Series B Trust Preferred Interest” means a 7.875% Series B Fixed-to-Floating Rate Cumulative Trust Preferred Interest having the designations, rights, powers and preferences set forth in this Trust Interest Designation.

(x) “Series B Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 and October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 and October 30 Distribution Payment Date, respectively. These Series B Record Dates shall apply regardless of whether a particular Series B Record Date is a Business Day.

(y) “Tax Redemption Event” means, after the date the Series B Trust Preferred Interests are first issued, due to (a) an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance or (b) an administrative or judicial determination, (i) the Series B Holder or the Company is advised by nationally recognized counsel or a nationally recognized accounting firm that the Series B Holder or the Company will be treated as an association taxable as a corporation for U.S. federal income tax purposes or otherwise subject to U.S. federal income tax (other than any tax imposed pursuant to Section 6225 of the Code, as amended by the Bipartisan Budget Act of 2015), or (ii) the Company or the Series B Holder files an IRS Form 8832 (or successor form) electing that the Series B Holder or the Company be treated as an association taxable as a corporation for U.S. federal income tax purposes.

(z) “Three-Month LIBOR” means the LIBOR determined as follows:

(i) Three-Month LIBOR shall be equal to the LIBOR for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m. London time on the relevant Distribution Determination Date.

(ii) If no such rate appears on “Reuters Page LIBOR01” or if the “Reuters Page LIBOR01” is not available at approximately 11:00 a.m. London time on the relevant Distribution Determination Date, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for a period of three months, commencing on the related Distribution Reset Date, to prime banks in the London interbank market, at approximately 11:00 a.m. London time on that Distribution Determination Date that is representative of a single transaction in U.S. dollars in amounts of at least $1,000,000 in that market at that time. If at least two quotations are provided, Three-Month LIBOR will be the arithmetic mean (rounded upward if necessary, to the nearest 0.00001 of 1%) of those quotations. If fewer than two quotations are provided, Three-Month LIBOR will be the arithmetic mean (rounded upward if necessary, to the nearest 0.00001 of 1%) of the rates quoted at approximately 11:00 a.m. New York City time on that Distribution Determination Date by three major banks in New York, New York, as selected by the Calculation Agent after consultation with the Company, for loans in U.S. dollars to leading European banks, for a period of three months commencing on the related Distribution Reset Date that is representative of a single transaction in U.S. dollars in amounts of at least $1,000,000 in that market at that time. If no quotation is provided as described above, then if a Calculation Agent has not been appointed at such time, the Company shall appoint a Calculation Agent who shall, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, determine Three-Month LIBOR for the second London Banking Day immediately preceding the first day of such Distribution Period in its sole discretion. If the Calculation Agent is unable or unwilling to determine Three-Month LIBOR as provided in the immediately preceding sentence, then Three-Month LIBOR will be equal to Three-Month LIBOR for the then current Distribution Period, or, in the case of the first Distribution Period in the Floating Rate Period, the most recent distribution rate that would have been determined based on the last available Reuters Page LIBOR01 has the Floating Rate Period been applicable prior to the first Distribution Period in the Floating Rate Period.

Notwithstanding the foregoing, if the Company determines on the relevant Distribution Determination Date that the LIBOR base rate has been discontinued, then we will appoint a Calculation Agent and the Calculation Agent shall consult with an investment bank of national standing to determine whether there is an industry accepted substitute or successor base rate to Three-Month LIBOR. If, after such consultation, the Calculation Agent determines that there is an industry accepted substitute or successor base rate, the Calculation Agent shall use such substitute or successor base rate. In such case, the Calculation Agent in its sole discretion may (without implying a corresponding obligation to do so) also implement changes to the business day convention, the definition of Business Day, the Distribution Determination Date and any method for obtaining the substitute or successor base rate if such rate is unavailable on the relevant Business Day, in a manner that is consistent with industry accepted practices for such substitute or successor base rate. Unless the Calculation Agent determines that there is an industry accepted substitute or successor base rate as so provided above, the Calculation Agent shall, in consultation with us, follow the steps specified in clause (ii) in the immediately preceding paragraph in order to determine Three-Month LIBOR for the applicable Distribution Period.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement.

Section 4. Distributions.

(a) Holders of Series B Trust Preferred Interests shall be entitled to receive, when, as and if declared by the Board of Directors, in its sole discretion out of funds legally available therefor, cumulative cash distributions on the Series B Liquidation Preference, on the applicable Distribution Payment Date that corresponds to the record date for which the Board of Directors has declared a distribution, if any, at a rate equal to (1) 7.875% per annum of the Series B Liquidation Preference for each quarterly Distribution Period from March 13, 2018 to, but excluding, April 30, 2028 (the “Fixed Rate Period”), and (2) the then applicable Three-Month LIBOR plus a spread of 4.985% per annum of the Series B Liquidation Preference for each quarterly Distribution Period from April 30, 2028 through the redemption date of the Series B Trust Preferred Interests, if any (the “Floating Rate Period”). In the event we issue additional Series B Trust Preferred Interests after March 13, 2018, distributions on such additional interests shall accrue from the original issuance date of such additional interests. Distributions on the Series B Trust Preferred Interests shall accumulate daily and be cumulative from, and including, the date of original issuance. The distributions payable on any Distribution Payment Date shall include distributions accumulated to, but not including, such Distribution Payment Date. Declared distributions will be payable on the relevant Distribution Payment Date to the Series B Holder at the close of business, New York City time, on a Series B Record Date, provided that if the Series B Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to the Series B Holder at the close of business, New York City time on the Business Day immediately preceding such Series B Record Date.

(i) Fixed Rate Period. Distributions payable on the Series B Trust Preferred Interests for any Distribution Period that is included in the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. During the Fixed Rate Period, if any date on which distributions would otherwise be payable is not a Business Day, then the distribution will be paid on the next Business Day as if it were paid on the scheduled distribution payment date, and no interest or other amount will accrue on the distribution so payable for the period from and after that Distribution Payment Date to the date the distribution is paid.

(ii) Floating Rate Period. Distributions payable on the Series B Trust Preferred Interests for the Floating Rate Period will be computed based on the actual number of days in a Distribution Period and a 360-day year. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. During the Floating Rate Period, if any date on which distributions would otherwise be payable is not a Business Day, then payment of any distribution payable on such date will be made on the next succeeding business day unless that day falls in the next calendar month, in which case the Distribution Payment Date will be the immediately preceding Business Day, and, in either case, distributions will accrue to, but exclude, the actual date the distribution is paid.

The distribution rate during the Floating Rate Period will be reset quarterly on the first day of each Distribution Period (a “Distribution Reset Date”). The distribution rate for each Distribution Period in the Floating Rate Period will be determined by a Calculation Agent using Three-Month LIBOR as in effect on the second London Banking Day prior to the beginning of the Distribution Period (the “Distribution Determination Date”) for the Distribution Period. The Calculation Agent then will add Three-Month LIBOR as determined on the Distribution Determination Date and the applicable spread. Absent manifest error, the Calculation Agent’s determination of the distribution rate for a Distribution Period for the Series B Trust Preferred Interests will be binding and conclusive on holders of Series B Trust Preferred Interests, the Company’s transfer agent and the Company.

(b) No distributions on Series B Trust Preferred Interests may be authorized by the Board of Directors or paid or set apart for payment by the Company at any time when the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment is restricted or prohibited by law. Notwithstanding the foregoing, distributions on the Series B Trust Preferred Interests will accumulate whether or not (i) the terms and provisions of any laws or agreements referred to in the preceding sentence at any time prohibit the current payment of distributions, (ii) the Company has earnings, (iii) there are funds legally available for the payment of those distributions and (iv) those distributions are declared. No interest, or sum in lieu of interest, will be payable in respect of any distribution payment or payments on the Series B Trust Preferred Interests which may be in arrears, and holders of Series B Trust Preferred Interests will not be entitled to any distributions in excess of full cumulative distributions described above. Any distribution payment made on the Series B Trust Preferred Interests will first be credited against the earliest accumulated but unpaid distribution due with respect to those Series B Trust Preferred Interests.

(c) So long as any Series B Trust Preferred Interests are Outstanding, unless, in each case, full cumulative distributions on the Series B Trust Preferred Interests have been or contemporaneously are declared and paid or declared and set apart for payment on the Series B Trust Preferred Interests for all past Distribution Periods, (i) no distribution, whether in cash or property, may be declared or paid or set apart for payment on the Junior Trust Interests (other than distributions paid in Junior Trust Interests or options, warrants or rights to subscribe for or purchase Junior Trust Interests) and (ii) the Company or any of its respective Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Junior Trust Interests.

(d) The Board of Directors may, in its sole discretion, choose to pay distributions on the Series B Trust Preferred Interests without the payment of any distributions on any Junior Trust Interests.

(e) When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Trust Preferred Interests and Parity Trust Interests, all distributions declared upon the Series B Trust Preferred Interests and such Parity Trust Interests must be declared pro rata so that the amount of distributions declared per Series B Trust Preferred Interest and such Parity Trust Interests will in all cases bear to each other the same ratio that accumulated distributions per Trust Interest on the Series B Trust Preferred Interests and such Parity Trust Interests (which will not include any accrual in respect of unpaid distributions for prior Distribution Periods if such other Parity Trust Interests do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any distribution payment or payments on the Series B Trust Preferred Interests which may be in arrears.

(e) No distributions may be declared or paid or set apart for payment on any Series B Trust Preferred Interests if at the same time any arrears exist or default exists in the payment of distributions on the Allocation Interests or any Trust Interests that are Outstanding ranking, as to the payment of distributions, senior to the Series B Trust Preferred Interests, subject to any applicable terms of the Allocation Interests or such Trust Interests that are Outstanding.

(f) The Series B Holder shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) (i) Except as set forth in Section 5(a)(ii), the Series B Trust Preferred Interests shall not be redeemable prior to April 30, 2028. At any time or from time to time on or after April 30, 2028, subject to any limitations that may be imposed by law, the Board of Directors may, in its sole discretion, cause the Company to redeem the Series B Trust Preferred Interests, out of funds legally available therefor, in whole or in part, at a redemption price equal to the Series B Liquidation Preference plus an amount equal to accumulated and unpaid distributions thereon (whether or not authorized or declared), if any, from the Distribution Payment Date immediately preceding the redemption date to, but excluding, the redemption date. (ii) If a Tax Redemption Event occurs prior to April 30, 2028, the Board of Directors may cause the Company, at its option, out of funds legally available, to redeem the Series B Trust Preferred Interests, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Tax Redemption Event, at a price of $25.25 per Series B Trust Preferred Interest, plus accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the redemption date. (iii) If less than all of the Outstanding Series B Trust Preferred Interests are to be redeemed, the Series B Trust Preferred Interests to be redeemed from the Outstanding Series B Trust Preferred Interests not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) (i) In the event the Company shall redeem any or all of the Series B Trust Preferred Interests as aforesaid in Section 5(a)(i), the Company shall give notice of any such redemption to the Series B Holder (which such notice may be delivered prior to April 30, 2028) not more than 60 nor less than 30 days prior to the date fixed for such redemption. (ii) In the event the Company shall redeem any or all of the Series B Trust Preferred Interests as aforesaid in Section 5(a)(ii), the Company shall give notice of any such redemption to the Series B Holder at least 30 days prior to the date fixed for such redemption, within 60 days of the occurrence of the Tax Redemption Event. (iii) Failure to give notice to the Series B Holder shall not affect the validity of the proceedings for the redemption of any Series B Trust Preferred Interests being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series B Trust Preferred Interests called for redemption have been set aside for payment, from and after the redemption date, such Series B Trust Preferred Interests called for redemption shall no longer be deemed Outstanding, and all rights of the Series B Holder thereof shall cease other than the right to receive the redemption price, without interest.

(d) The Series B Holder shall have no right to require redemption of any Series B Trust Preferred Interests pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Company shall deposit, on or prior to any date fixed for redemption of Series B Trust Preferred Interests (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the Series B Trust Preferred Interests called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the Series B Holder, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series B Trust Preferred Interests so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series B Trust Preferred Interests to the holders thereof and from and after the date of such deposit said Series B Trust Preferred Interests shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders of Trust Interests with respect to such Series B Trust Preferred Interests, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series B Trust Preferred Interests without interest. If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid distributions if any, payable upon redemption may be paid on the next Business Day and no interest, additional distributions or other sums shall accumulate on the amount payable for the period from and after that redemption date to the next Business Day.

(f) Immediately prior to any redemption of Series B Trust Preferred Interests, the Company shall pay, in cash, any accumulated and unpaid distributions to, but excluding, the redemption date, unless a redemption date falls after a Series B Record Date and prior to the corresponding Distribution Payment Date, in which case each Series B Holder at the close of business on such Series B Record Date shall be entitled to the distribution payable on such Series B Trust Preferred Interests on the corresponding Distribution Payment Date notwithstanding the redemption of such Series B Trust Preferred Interests before such Distribution Payment Date. Except as provided above, the Company will make no payment or allowance for unpaid distributions, whether or not in arrears, on the Series B Trust Preferred Interests to be redeemed.

(g) Unless full cumulative distributions on all Series B Trust Preferred Interests have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past Distribution Periods, no Series B Trust Preferred Interests may be redeemed unless all outstanding Series B Trust Preferred Interests are simultaneously redeemed, and the Company may not purchase or otherwise acquire directly or indirectly any Series B Trust Preferred Interests (except by conversion into or exchange for interests of, or options, warrants or rights to purchase or subscribe for, Junior Trust Interests or pursuant to a purchase or exchange offer made on the same terms to all Series B Holders and all Parity Trust Interests).

Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to or concurrently with the time the Board of Directors is required to cause the Company to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Company to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series B Trust Preferred Interests, the Board of Directors will cause the Company to make an offer to purchase all of the Series B Trust Preferred Interests pursuant to the offer described below (the “Fundamental Change Offer”), out of funds legally available at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series B Trust Preferred Interest, plus any accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the Fundamental Change Payment Date. Within 30 days following any Fundamental Change, the Board of Directors will cause the Company to send notice of such Fundamental Change Offer by first class mail to the Series B Holder or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i) that a Fundamental Change Offer is being made pursuant to the Trust Interest Designation designating the Series B Trust Preferred Interests and that all Series B Trust Preferred Interests properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Company;

(ii) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

(iii) that any Series B Trust Preferred Interest not properly tendered will remain outstanding and distributions will continue to accumulate on such Series B Trust Preferred Interest;

(iv) that, unless the Company defaults in the payment of the Fundamental Change Payment, all Series B Trust Preferred Interests accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v) the instructions determined by the Company, consistent with this Section 6, that the Series B Holder must follow in order to have its Series B Trust Preferred Interests purchased; and

(vi) if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Company shall not be required to make a Fundamental Change Offer upon a Fundamental Change if a third party takes the actions as described in Section 6(b) of the share designation of the Series B Holder with respect to the Series B Preferred Shares.

(c) The Company and the Series B Holder shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series B Trust Preferred Interests pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Company and the Series B Holder shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Company, to the extent permitted by law, to:

(i) accept for payment all Series B Trust Preferred Interests properly tendered pursuant to the Fundamental Change Offer;

(ii) deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series B Trust Preferred Interests so tendered; and

(iii) cancel the Series B Trust Preferred Interests so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Company does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series B Trust Preferred Interests or (y) the Company defaults upon its obligation to repurchase or redeem the Series B Trust Preferred Interests on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series B Trust Preferred Interests shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Company offer to repurchase or redeem all the outstanding Series B Trust Preferred Interests, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series B Holder upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Company shall be under no further obligation to offer to repurchase or redeem any Series B Trust Preferred Interests.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 4.2 of the LLC Agreement, gross income (excluding capital gains) for the Allocation Year shall be specially allocated to the Series B Trust Preferred Interests in an amount equal to the amount of cash distributed with respect to the Series B Trust Preferred Interests during such Allocation Year. For purposes of Sections 4.2(b)(ii) and 4.2(c)(ii) of the LLC Agreement, the “Percentage Interest” of the Series B Trust Preferred Interests shall be zero.

Section 8. Voting.

(a) Notwithstanding any provision in the LLC Agreement to the contrary, and except as set forth in this Section 8, the Series B Trust Preferred Interests shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series B Holder shall not be required for the taking of any Company action or inaction. If and whenever distributions on any Series B Trust Preferred Interests are in arrears for six or more full quarterly Distribution Periods (whether or not consecutive) (a “Nonpayment”), the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of Parity Trust Interests upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Trust Interests”)) and the Series B Holder, voting together as a single class with the holders of such Voting Preferred Trust Interests, shall have the right to elect these two additional directors at a meeting of the Series B Holder and the holders of such Voting Preferred Trust Interests called as hereafter provided. When all distributions accumulated on the Series B Trust Preferred Interests for all past Distribution Periods and the then current Distribution Period have been fully paid, then the right of the Series B Holder to elect such two additional directors shall cease and, subject to the rights of such Voting Preferred Trust Interests, the terms of office of all directors elected by the Series B Holder shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. To the extent the voting rights of the Series B Holders in this Trust Interest Designation and the terms of any other Trust Interests previously issued by the Company conflict, the terms of this Trust Interest Designation shall control.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request the Series B Holder (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the Series B Holder and holders of any Voting Preferred Trust Interests for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with the LLC Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series B Holder and holders of the Voting Preferred Trust Interests, voting together as a class, may remove any director elected by the Series B Holder and holders of the Voting Preferred Trust Interests pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series B Holder and holders of the Voting Preferred Trust Interests, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series B Holder and holders of the Voting Preferred Trust Interests or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with the LLC Agreement as if references to Members were references to the Series B Holder and holders of Voting Preferred Trust Interests.

(c) Notwithstanding anything to the contrary in the LLC Agreement, but subject to Section 8(d), so long as any Series B Trust Preferred Interests are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series B Holder and holders of any Voting Preferred Trust Interests, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i) to amend, alter or repeal any of the provisions of the LLC Agreement relating to the Series B Trust Preferred Interests or any series of Voting Preferred Trust Interests, whether by merger, consolidation or otherwise, which affect materially and adversely the rights, powers and preferences of the Series B Holder or holders of the Voting Preferred Trust Interests; and

(ii) to authorize, create or increase the authorized amount of, any class or series of Trust Preferred Interests having rights senior to the Series B Trust Preferred Interests with respect to the payment of distributions;

provided, however, that,

(x) in the case of subparagraph (i) above, no such vote of the Series B Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series B Trust Preferred Interest and Voting Preferred Trust Interest remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series B Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be;

(y) in the case of subparagraph (i) above, if such amendment materially and adversely affects the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Trust Interests and the Series B Trust Preferred Interests at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Trust Interests and the Series B Trust Preferred Interests so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the

Voting Preferred Trust Interests and the Series B Trust Preferred Interests otherwise entitled to vote as a single class in accordance herewith; and

(z) in the case of subparagraph (i) or (ii) above, no such vote of the Series B Holder or holders of the Voting Preferred Trust Interests, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series B Trust Preferred Interests or Voting Preferred Trust Interests, as the case may be, at the time Outstanding.

(d) For the purposes of this Section 8, neither:

(i) the amendment of provisions of the LLC Agreement so as to authorize or create or issue, or to increase the authorized amount of, any Junior Trust Interests or any Parity Trust Interests; nor

(ii) any merger, consolidation or otherwise, in which (1) the Company is the surviving entity and the Series B Trust Preferred Interests remain Outstanding with the terms thereof materially unchanged in any respect adverse to the holder thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series B Trust Preferred Interests for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series B Trust Preferred Interests under the LLC Agreement (except for changes that do not materially and adversely affect the Series B Trust Preferred Interests considered as a whole), shall be deemed to materially and adversely affect the rights, powers and preferences of the Series B Trust Preferred Interests or holders of Voting Preferred Trust Interests.

(e) For purposes of the foregoing provisions of this Section 8, the Series B Holder shall have one vote per Series B Trust Preferred Interest, except that when any other series of Trust Preferred Interests shall have the right to vote with the Series B Trust Preferred Interests as a single class on any matter, then the Series B Holder and the holders of such other series of Trust Preferred Interests shall have with respect to such matters one vote per $25.00 of stated liquidation preference of the Trust Preferred Interests owned by them.

(f) The Board of Directors may cause the Company to, from time to time, without notice to or consent of the Series B Holder or holders of other Parity Trust Interests, issue additional Series B Trust Preferred Interests.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series B Trust Preferred Interests shall have been redeemed.

Section 9. Liquidation Rights.

(a) Upon any Dissolution Event, after payment or provision for the liabilities of the Company (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series B Trust Preferred Interests (including, without limitation, rights of Members and former Members to distributions under Section 14.2(b) of the LLC Agreement), a Series B Holder shall be entitled to receive out of the assets of the Company or proceeds thereof available for distribution to Members the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Trust Preferred Interests) after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series B Holder pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Company occurs, and (ii) to the extent that the balance in the Series B Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series B Trust Preferred Interests) is less than the Series B Liquidation Value, allocations of gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Trust Preferred Interests) equals the Series B Liquidation Value.

(b) Upon the occurrence of a Dissolution Event, after the Series B Holder receives a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series B Trust Preferred Interests) pursuant to Section 9(a), the Series B Holder shall not be entitled to any further participation in any distribution of assets by the Company.

(c) Nothing in this Section 9 is intended to entitle the Series B Holder to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Trust Interests ranking senior to the Series B Trust Preferred Interests have been made.

Section 10. Governing Law. This Trust Interest Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Trust Interest Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Trust Interest Designation which are valid, enforceable and legal.

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COMPASS GROUP DIVERSIFIED HOLDINGS LLC

TRUST INTEREST DESIGNATION

OF

SERIES C TRUST PREFERRED INTERESTS

Compass Group Diversified Holdings LLC (the “Company”), a Delaware limited liability company, does hereby certify that:

1.    On October 24, 2019, the Board of Directors (the “Board”) of the Company, pursuant to the authority conferred upon the Board of Directors by Section 3.1(a) of the Fifth Amended and Restated Operating Agreement of Compass Group Diversified Holdings LLC (as such may be amended, modified or restated from time to time, the “LLC Agreement”), duly adopted resolutions establishing the terms of the Company’s Series C Trust Preferred Interests and authorized a special pricing committee of the Board (the “Pricing Committee”) to act on behalf of the Board in determining and approving the distribution rates and certain other terms of the Series C Trust Preferred Interests.

2.    Thereafter, on November 13, 2019, the Pricing Committee duly adopted the following resolutions:

“RESOLVED, that pursuant to Article 3 of the LLC Agreement (which authorizes up to 50,000,000 Trust Preferred Interests (as defined in the LLC Agreement), in one or more classes or series), the Series C Trust Preferred Interests as a new series of Trust Preferred Interests (as defined in the LLC Agreement) consisting of 4,600,000 Trust Preferred Interests be, and hereby are, created and authorized for issuance by the Company, with the designations, preferences, rights, powers, duties and other terms of such Series C Trust Preferred Interests being set forth in the final form of the Trust Interest Designation attached hereto as Exhibit B, with such changes thereto not inconsistent herewith as any Authorized Officer signing the same may approve in his sole discretion; and further

RESOLVED, that each Series C Trust Preferred Interest shall rank equally in all respects and shall be subject to the provisions in the final form of the Trust Interest Designation attached hereto as Exhibit B, which is hereby approved.”

IN WITNESS WHEREOF, this Trust Interest Designations, which shall be made effective pursuant to Article 3 of the LLC Agreement, is executed by the undersigned this 20th day of November, 2019.

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:	/s/ Ryan J. Faulkingham
	Name:	Ryan J. Faulkingham
	Title:	Chief Financial Officer

EXHIBIT B

TO

TRUST INTEREST DESIGNATION OF SERIES C TRUST PREFERRED INTERESTS

Section 1. Designation. The Series C Trust Preferred Interests are hereby designated and created as a series of Trust Preferred Interests. Each Series C Trust Preferred Interest shall be identical in all respects to every other Series C Trust Preferred Interest. The Series C Trust Preferred Interests are not “Voting Trust Interests” for purposes of the LLC Agreement. The Series C Trust Preferred Interests shall be issued in electronic book-entry form.

Section 2. Ranking.

(a)    The Series C Trust Preferred Interests shall rank, with respect to payment of distributions:

(i) junior to the all of the Company’s existing and future indebtedness and any of the Company’s equity securities, including Trust Preferred Interests, that the Company may authorize or issue, the terms of which provide that such securities shall rank senior to the Series C Trust Preferred Interests, and to the Allocation Interests;

(ii) equally to any Parity Trust Interests; and

(iii) senior to any Junior Trust Interests.

(b)    The Series C Trust Preferred Interests shall rank, with respect to distribution of assets upon the occurrence of a Dissolution Event, as described in Section 9.

Section 3. Definitions. As used herein with respect to the Series C Trust Preferred Interests:

(a)    “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in The City of New York are required, permitted or authorized, by applicable law or executive order, to be closed for regular banking business.

(b)    “Code” means the Internal Revenue Code of 1986, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(c)    “Distribution Payment Date” means January 30, April 30, July 30 and October 30 of each year, beginning on January 30, 2020.

(d)    “Distribution Period” means the period commencing on and including a Distribution Payment Date to, but excluding, the next Distribution Payment Date, except that the initial Distribution Period commences on and includes November 20, 2019.

(e)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)    “Fundamental Change” means the occurrence of the following: (i) the Series C Preferred Shares (or preferred shares into which the Series C Preferred Shares have been converted or for which the Series C Preferred Shares have been exchanged) cease to be listed or quoted on any of the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their successors) or another U.S. national securities exchange for a period of 20 consecutive trading days; or (ii) the Company and Series C Holder (or the issuer of preferred shares into which the Series C Preferred Shares have been converted or for which the Series C Preferred Shares have been exchanged) are no longer subject to, and are not voluntarily filing the annual reports, information, documents and other reports that the Company and the Trust would be so required to file if so subject to, the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

(g)    “Fundamental Change Offer” has the meaning as defined in Section 6(a).

(h)    “Fundamental Change Payment” has the meaning as defined in Section 6(a).

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(i)    “Fundamental Change Payment Date” has the meaning as defined in Section 6(a).

(j)    “Junior Trust Interests” means Trust Common Interests and any other equity securities that the Company may issue in the future ranking, as to the payment of distributions, junior to the Series C Trust Preferred Interests.

(k)    “Parity Trust Interests” means any Trust Interests, including Trust Preferred Interests, that the Company has authorized or issued or may authorize or issue, the terms of which provide that such securities shall rank equally with the Series C Trust Preferred Interests with respect to payment of distributions.

(l)     “Series C Holder” means Compass Diversified Holdings, a Delaware statutory trust, in its capacity as the holder of all of the Series C Trust Preferred Interests, and its permitted successors and assigns.

(m)    “Series C Liquidation Preference” means $25.00 per Series C Trust Preferred Interest.

(n)    “Series C Liquidation Value” means the sum of the Series C Liquidation Preference and accumulated and unpaid distributions (whether or not authorized or declared), if any, to, but excluding, the date of the occurrence of a Dissolution Event on the Series C Trust Preferred Interests.

(o)    “Series C Preferred Share” means a 7.875% Series C Cumulative Preferred Share issued by Series C Holder representing one corresponding beneficial interest in Series C Holder.

(p)    “Series C Trust Preferred Interest” means a 7.875% Series C Cumulative Trust Preferred Interest having the designations, rights, powers and preferences set forth in this Trust Interest Designation.

(q)    “Series C Record Date” means, with respect to any Distribution Payment Date, the January 15, April 15, July 15 and October 15, as the case may be, immediately preceding the relevant January 30, April 30, July 30 and October 30 Distribution Payment Date, respectively. These Series C Record Dates shall apply regardless of whether a particular Series C Record Date is a Business Day.

(r)    “Tax Redemption Event” means, after the date the Series C Trust Preferred Interests are first issued, due to (a) an amendment to, or a change in official interpretation of, the Code, Treasury Regulations promulgated thereunder, or administrative guidance or (b) an administrative or judicial determination, (i) the Series C Holder or the Company is advised by nationally recognized counsel or a nationally recognized accounting firm that the Series C Holder or the Company will be treated as an association taxable as a corporation for U.S. federal income tax purposes or otherwise subject to U.S. federal income tax (other than any tax imposed pursuant to Section 6225 of the Code, as amended by the Bipartisan Budget Act of 2015), or (ii) the Company or the Series C Holder files an IRS Form 8832 (or successor form) electing that the Series C Holder or the Company be treated as an association taxable as a corporation for U.S. federal income tax purposes.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement.

Section 4. Distributions.

(a) Holders of Series C Trust Preferred Interests shall be entitled to receive, when, as and if declared by the Board of Directors, in its sole discretion out of funds legally available therefor, cumulative cash distributions on the Series C Liquidation Preference, on the applicable Distribution Payment Date that corresponds to the record date for which the Board of Directors has declared a distribution, if any, at a rate equal to 7.875% per annum of the Series C Liquidation Preference for each quarterly Distribution Period. In the event we issue additional Series C Trust Preferred Interests after November 20, 2019, distributions on such additional interests shall accrue from the original issuance date of such additional interests. Distributions on the Series C Trust Preferred Interests shall accumulate daily and be cumulative from, and including, the date of original issuance. The distributions payable on any Distribution Payment Date shall include distributions accumulated to, but not including, such Distribution Payment Date. Declared distributions will be payable on the relevant Distribution Payment Date to the Series C Holder at the close of business, New York City time, on a Series C Record Date, provided that if the Series C Record Date is not a Business Day, the declared distributions will be payable on the relevant Distribution Payment Date to the Series C Holder at the close of business, New York City time on the Business Day immediately preceding such Series C Record Date. Distributions payable on the Series C Trust Preferred Interests for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from

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that calculation will be rounded to the nearest cent, with one-half cent being rounded upward. If any date on which distributions would otherwise be payable is not a Business Day, then the distribution will be paid on the next Business Day as if it were paid on the scheduled distribution payment date, and no interest or other amount will accrue on the distribution so payable for the period from and after that Distribution Payment Date to the date the distribution is paid.

(b) No distributions on Series C Trust Preferred Interests may be authorized by the Board of Directors or paid or set apart for payment by the Company at any time when the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment is restricted or prohibited by law. Notwithstanding the foregoing, distributions on the Series C Trust Preferred Interests will accumulate whether or not (i) the terms and provisions of any laws or agreements referred to in the preceding sentence at any time prohibit the current payment of distributions, (ii) the Company has earnings, (iii) there are funds legally available for the payment of those distributions and (iv) those distributions are declared. No interest, or sum in lieu of interest, will be payable in respect of any distribution payment or payments on the Series C Trust Preferred Interests which may be in arrears, and holders of Series C Trust Preferred Interests will not be entitled to any distributions in excess of full cumulative distributions described above. Any distribution payment made on the Series C Trust Preferred Interests will first be credited against the earliest accumulated but unpaid distribution due with respect to those Series C Trust Preferred Interests.

(c) So long as any Series C Trust Preferred Interests are Outstanding, unless, in each case, full cumulative distributions on the Series C Trust Preferred Interests have been or contemporaneously are declared and paid or declared and set apart for payment on the Series C Trust Preferred Interests for all past Distribution Periods, (i) no distribution, whether in cash or property, may be declared or paid or set apart for payment on the Junior Trust Interests (other than distributions paid in Junior Trust Interests or options, warrants or rights to subscribe for or purchase Junior Trust Interests) and (ii) the Company or any of its respective Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Junior Trust Interests.

(d) The Board of Directors may, in its sole discretion, choose to pay distributions on the Series C Trust Preferred Interests without the payment of any distributions on any Junior Trust Interests.

(e) When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series C Trust Preferred Interests and Parity Trust Interests, all distributions declared upon the Series C Trust Preferred Interests and such Parity Trust Interests must be declared pro rata so that the amount of distributions declared per Series C Trust Preferred Interest and such Parity Trust Interests will in all cases bear to each other the same ratio that accumulated distributions per Trust Interest on the Series C Trust Preferred Interests and such Parity Trust Interests (which will not include any accrual in respect of unpaid distributions for prior Distribution Periods if such other Parity Trust Interests do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any distribution payment or payments on the Series C Trust Preferred Interests which may be in arrears.

(e) No distributions may be declared or paid or set apart for payment on any Series C Trust Preferred Interests if at the same time any arrears exist or default exists in the payment of distributions on the Allocation Interests or any Trust Interests that are Outstanding ranking, as to the payment of distributions, senior to the Series C Trust Preferred Interests, subject to any applicable terms of the Allocation Interests or such Trust Interests that are Outstanding.

(f) The Series C Holder shall not be entitled to any distributions, whether payable in cash or property, other than as provided in the LLC Agreement and shall not be entitled to interest, or any sum in lieu of interest, in respect of any distribution payment, including any such payment which is delayed or foregone.

Section 5. Optional Redemption and Tax Redemption.

(a) (i) Except as set forth in Section 5(a)(ii), the Series C Trust Preferred Interests shall not be redeemable prior to January 30, 2025. At any time or from time to time on or after January 30, 2025, subject to any limitations that may be imposed by law, the Board of Directors may, in its sole discretion, cause the Company to redeem the Series C Trust Preferred Interests, out of funds legally available therefor, in whole or in part, at a redemption price equal to the Series C Liquidation Preference plus an amount equal to accumulated and unpaid distributions thereon (whether or not authorized or declared), if any, from the Distribution Payment Date immediately preceding the redemption date to, but excluding, the redemption date. (ii) If a Tax Redemption Event occurs prior to January 30, 2025, the Board of Directors may cause the Company, at its option, out of funds legally available, to redeem the Series C Trust Preferred Interests, in whole but not in

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part, upon at least 30 days’ notice, within 60 days of the occurrence of such Tax Redemption Event, at a price of $25.25 per Series C Trust Preferred Interest, plus accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the redemption date. (iii) If less than all of the Outstanding Series C Trust Preferred Interests are to be redeemed, the Series C Trust Preferred Interests to be redeemed from the Outstanding Series C Trust Preferred Interests not previously called for redemption will be determined either by lot or pro rata (as nearly as possible).

(b) (i) In the event the Company shall redeem any or all of the Series C Trust Preferred Interests as aforesaid in Section 5(a)(i), the Company shall give notice of any such redemption to the Series C Holder (which such notice may be delivered prior to January 30, 2025) not more than 60 nor less than 30 days prior to the date fixed for such redemption. (ii) In the event the Company shall redeem any or all of the Series C Trust Preferred Interests as aforesaid in Section 5(a)(ii), the Company shall give notice of any such redemption to the Series C Holder at least 30 days prior to the date fixed for such redemption, within 60 days of the occurrence of the Tax Redemption Event. (iii) Failure to give notice to the Series C Holder shall not affect the validity of the proceedings for the redemption of any Series C Trust Preferred Interests being redeemed.

(c) Notice having been given as herein provided and so long as funds legally available and sufficient to pay the redemption price for all of the Series C Trust Preferred Interests called for redemption have been set aside for payment, from and after the redemption date, such Series C Trust Preferred Interests called for redemption shall no longer be deemed Outstanding, and all rights of the Series C Holder thereof shall cease other than the right to receive the redemption price, without interest.

(d) The Series C Holder shall have no right to require redemption of any Series C Trust Preferred Interests pursuant to this Section 5.

(e) Without limiting clause (c) of this Section 5, if the Company shall deposit, on or prior to any date fixed for redemption of Series C Trust Preferred Interests (pursuant to notice delivered in accordance with Section 5(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the Series C Trust Preferred Interests called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the Series C Holder, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series C Trust Preferred Interests so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series C Trust Preferred Interests to the holders thereof and from and after the date of such deposit said Series C Trust Preferred Interests shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders of Trust Interests with respect to such Series C Trust Preferred Interests, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series C Trust Preferred Interests without interest. If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid distributions if any, payable upon redemption may be paid on the next Business Day and no interest, additional distributions or other sums shall accumulate on the amount payable for the period from and after that redemption date to the next Business Day.

(f) Immediately prior to any redemption of Series C Trust Preferred Interests, the Company shall pay, in cash, any accumulated and unpaid distributions to, but excluding, the redemption date, unless a redemption date falls after a Series C Record Date and prior to the corresponding Distribution Payment Date, in which case each Series C Holder at the close of business on such Series C Record Date shall be entitled to the distribution payable on such Series C Trust Preferred Interests on the corresponding Distribution Payment Date notwithstanding the redemption of such Series C Trust Preferred Interests before such Distribution Payment Date. Except as provided above, the Company will make no payment or allowance for unpaid distributions, whether or not in arrears, on the Series C Trust Preferred Interests to be redeemed.

(g) Unless full cumulative distributions on all Series C Trust Preferred Interests have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past Distribution Periods, no Series C Trust Preferred Interests may be redeemed unless all outstanding Series C Trust Preferred Interests are simultaneously redeemed, and the Company may not purchase or otherwise acquire directly or indirectly any Series C Trust Preferred Interests (except by conversion into or exchange for interests of, or options, warrants or rights to purchase or subscribe for, Junior Trust Interests or pursuant to a purchase or exchange offer made on the same terms to all Series C Holders and all Parity Trust Interests).

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Section 6. Repurchase at the Option of Holders upon a Fundamental Change.

(a) If a Fundamental Change occurs, unless, prior to or concurrently with the time the Board of Directors is required to cause the Company to make a Fundamental Change Offer (as described below), the Board of Directors has caused the Company to previously or concurrently mail or transmit electronically a redemption notice with respect to all of the outstanding Series C Trust Preferred Interests, the Board of Directors will cause the Company to make an offer to purchase all of the Series C Trust Preferred Interests pursuant to the offer described below (the “Fundamental Change Offer”), out of funds legally available at a price in cash (the “Fundamental Change Payment”) of $25.25 per Series C Trust Preferred Interest, plus any accumulated and unpaid distributions thereon (whether or not authorized or declared) to, but excluding, the Fundamental Change Payment Date. Within 30 days following any Fundamental Change, the Board of Directors will cause the Company to send notice of such Fundamental Change Offer by first class mail to the Series C Holder or otherwise in accordance with the procedures of the Depository Trust Company with the following information:

(i)    that a Fundamental Change Offer is being made pursuant to the Trust Interest Designation designating the Series C Trust Preferred Interests and that all Series C Trust Preferred Interests properly tendered pursuant to such Fundamental Change Offer will be accepted for payment by the Company;

(ii)    the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Fundamental Change Payment Date”);

(iii)    that any Series C Trust Preferred Interest not properly tendered will remain outstanding and distributions will continue to accumulate on such Series C Trust Preferred Interest;

(iv)    that, unless the Company defaults in the payment of the Fundamental Change Payment, all Series C Trust Preferred Interests accepted for payment pursuant to the Fundamental Change Offer will be cancelled and cease to be outstanding on the Fundamental Change Payment Date;

(v)    the instructions determined by the Company, consistent with this Section 6, that the Series C Holder must follow in order to have its Series C Trust Preferred Interests purchased; and

(vi)    if such notice is mailed prior to the occurrence of a Fundamental Change, that such offer is conditioned on the occurrence of such Fundamental Change.

(b) The Company shall not be required to make a Fundamental Change Offer upon a Fundamental Change if a third party takes the actions as described in Section 6(b) of the share designation of the Series C Holder with respect to the Series C Preferred Shares.

(c) The Company and the Series C Holder shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Series C Trust Preferred Interests pursuant to this Section 6. To the extent the provisions of any securities laws or regulations conflict with the provisions herein, the Company and the Series C Holder shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described herein by virtue thereof.

(d) On the Fundamental Change Payment Date, the Board of Directors shall cause the Company, to the extent permitted by law, to:

(i)    accept for payment all Series C Trust Preferred Interests properly tendered pursuant to the Fundamental Change Offer;

(ii)    deposit with the paying agent an amount equal to the aggregate Fundamental Change Payment in respect of all Series C Trust Preferred Interests so tendered; and

(iii)    cancel the Series C Trust Preferred Interests so accepted.

(e) If (i) a Fundamental Change occurs and (ii) (x) the Company does not give notice prior to the 31st day following the Fundamental Change of either (1) a Fundamental Change Offer or (2) the intention to redeem all the outstanding Series C Trust Preferred Interests or (y) the Company defaults upon its obligation to repurchase or redeem the Series C Trust Preferred Interests on the Fundamental Change Payment Date or redemption date, the distribution rate per annum on the Series C Trust Preferred Interests shall increase by 5.00%, beginning on the 31st day following such Fundamental Change. Notwithstanding any requirement that the Company offer to repurchase or redeem all the outstanding

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Series C Trust Preferred Interests, the increase in the distribution rate per annum described in the immediately preceding sentence shall be the sole remedy to the Series C Holder upon the occurrence of any of the events described in the immediately preceding sentence. Following any such increase in the distribution rate per annum, the Company shall be under no further obligation to offer to repurchase or redeem any Series C Trust Preferred Interests.

Section 7. Allocations. Before giving effect to the allocations set forth in Section 4.2 of the LLC Agreement, gross income (excluding capital gains) for the Allocation Year shall be specially allocated to the Series C Trust Preferred Interests in an amount equal to the amount of cash distributed with respect to the Series C Trust Preferred Interests during such Allocation Year. For purposes of Sections 4.2(b)(ii) and 4.2(c)(ii) of the LLC Agreement, the “Percentage Interest” of the Series C Trust Preferred Interests shall be zero.

Section 8. Voting.

(a) Notwithstanding any provision in the LLC Agreement to the contrary, and except as set forth in this Section 8, the Series C Trust Preferred Interests shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series C Holder shall not be required for the taking of any Company action or inaction. If and whenever distributions on any Series C Trust Preferred Interests are in arrears for six or more full quarterly Distribution Periods (whether or not consecutive) (a “Nonpayment”), the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of Parity Trust Interests upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Trust Interests”)) and the Series C Holder, voting together as a single class with the holders of such Voting Preferred Trust Interests, shall have the right to elect these two additional directors at a meeting of the Series C Holder and the holders of such Voting Preferred Trust Interests called as hereafter provided. When all distributions accumulated on the Series C Trust Preferred Interests for all past Distribution Periods and the then current Distribution Period have been fully paid, then the right of the Series C Holder to elect such two additional directors shall cease and, subject to the rights of such Voting Preferred Trust Interests, the terms of office of all directors elected by the Series C Holder shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two. To the extent the voting rights of the Series C Holders in this Trust Interest Designation and the terms of any other Trust Interests previously issued by the Company conflict, the terms of this Trust Interest Designation shall control.

(b) If a Nonpayment shall have occurred, the Secretary may, and upon the written request the Series C Holder (addressed to the Secretary at the principal office of the Company) shall, call a special meeting of the Series C Holder and holders of any Voting Preferred Trust Interests for the election of the two directors to be elected by them. The directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with the LLC Agreement in connection with the expiration of the term of the two directors elected pursuant to this Section 8. The Series C Holder and holders of the Voting Preferred Trust Interests, voting together as a class, may remove any director elected by the Series C Holder and holders of the Voting Preferred Trust Interests pursuant to this Section 8. If any vacancy shall occur among the directors elected by the Series C Holder and holders of the Voting Preferred Trust Interests, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the Series C Holder and holders of the Voting Preferred Trust Interests or the successor of such remaining director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided. Except to the extent expressly provided otherwise in this Section 8, any such annual or special meeting shall be called and held applying procedures consistent with the LLC Agreement as if references to Members were references to the Series C Holder and holders of Voting Preferred Trust Interests.

(c) Notwithstanding anything to the contrary in the LLC Agreement, but subject to Section 8(d), so long as any Series C Trust Preferred Interests are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series C Holder and holders of any Voting Preferred Trust Interests, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary:

(i)    to amend, alter or repeal any of the provisions of the LLC Agreement relating to the Series C Trust Preferred Interests or any series of Voting Preferred Trust Interests, whether by merger, consolidation or otherwise, which affect materially and adversely the rights, powers and preferences of the Series C Holder or holders of the Voting Preferred Trust Interests; and

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(ii)    to authorize, create or increase the authorized amount of, any class or series of Trust Preferred Interests having rights senior to the Series C Trust Preferred Interests with respect to the payment of distributions;

provided, however, that,

(x)    in the case of subparagraph (i) above, no such vote of the Series C Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each Series C Trust Preferred Interest and Voting Preferred Trust Interest remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the rights, powers and preferences thereof substantially similar to those of such Series C Trust Preferred Interests or the Voting Preferred Trust Interests, as the case may be;

(y)    in the case of subparagraph (i) above, if such amendment materially and adversely affects the rights, powers and preferences of one or more but not all of the classes or series of Voting Preferred Trust Interests and the Series C Trust Preferred Interests at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Trust Interests and the Series C Trust Preferred Interests so affected, voting as a single class regardless of class or series, given in person or by proxy, by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Voting Preferred Trust Interests and the Series C Trust Preferred Interests otherwise entitled to vote as a single class in accordance herewith; and

(z)    in the case of subparagraph (i) or (ii) above, no such vote of the Series C Holder or holders of the Voting Preferred Trust Interests, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series C Trust Preferred Interests or Voting Preferred Trust Interests, as the case may be, at the time Outstanding.

(d) For the purposes of this Section 8, neither:

(i)    the amendment of provisions of the LLC Agreement so as to authorize or create or issue, or to increase the authorized amount of, any Junior Trust Interests or any Parity Trust Interests; nor

(ii)    any merger, consolidation or otherwise, in which (1) the Company is the surviving entity and the Series C Trust Preferred Interests remain Outstanding with the terms thereof materially unchanged in any respect adverse to the holder thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series C Trust Preferred Interests for other preferred equity securities having rights, powers and preferences (including with respect to redemption thereof) substantially similar to that of the Series C Trust Preferred Interests under the LLC Agreement (except for changes that do not materially and adversely affect the Series C Trust Preferred Interests considered as a whole), shall be deemed to materially and adversely affect the rights, powers and preferences of the Series C Trust Preferred Interests or holders of Voting Preferred Trust Interests.

(e) For purposes of the foregoing provisions of this Section 8, the Series C Holder shall have one vote per Series C Trust Preferred Interest, except that when any other series of Trust Preferred Interests shall have the right to vote with the Series C Trust Preferred Interests as a single class on any matter, then the Series C Holder and the holders of such other series of Trust Preferred Interests shall have with respect to such matters one vote per $25.00 of stated liquidation preference of the Trust Preferred Interests owned by them.

(f) The Board of Directors may cause the Company to, from time to time, without notice to or consent of the Series C Holder or holders of other Parity Trust Interests, issue additional Series C Trust Preferred Interests.

(g) The foregoing provisions of this Section 8 will not apply if, at or prior to the time when the act with respect to which a vote pursuant to this Section 8 would otherwise be required shall be effected, the Series C Trust Preferred Interests shall have been redeemed.

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Section 9. Liquidation Rights.

(a) Upon any Dissolution Event, after payment or provision for the liabilities of the Company (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series C Trust Preferred Interests (including, without limitation, rights of Members and former Members to distributions under Section 14.2(b) of the LLC Agreement), a Series C Holder shall be entitled to receive out of the assets of the Company or proceeds thereof available for distribution to Members the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Trust Preferred Interests) after taking into account the following special allocations: (i) allocations of gross income (excluding capital gain) to the Series C Holder pursuant to Section 7 for the taxable year in which the liquidation, dissolution or winding up of the Company occurs, and (ii) to the extent that the balance in the Series C Holder’s Capital Account (to the extent such positive balance is attributable to ownership of the Series C Trust Preferred Interests) is less than the Series C Liquidation Value, allocations of gross income (from any source) in an amount required so that the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Trust Preferred Interests) equals the Series C Liquidation Value.

(b) Upon the occurrence of a Dissolution Event, after the Series C Holder receives a payment equal to the positive balance in its Capital Account (to the extent such positive balance is attributable to ownership of the Series C Trust Preferred Interests) pursuant to Section 9(a), the Series C Holder shall not be entitled to any further participation in any distribution of assets by the Company.

(c) Nothing in this Section 9 is intended to entitle the Series C Holder to specially allocated income pursuant to Section 9(a)(ii) until any similar allocations are made to holders of any classes or series of Trust Interests ranking senior to the Series C Trust Preferred Interests have been made.

Section 10. Governing Law. This Trust Interest Designation shall be governed by and interpreted in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), all rights and remedies being governed by such laws.

Section 11. Severability. Each provision of this Trust Interest Designation shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Trust Interest Designation which are valid, enforceable and legal.

******

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

COMPASS DIVERSIFIED HOLDINGS 301 RIVERSIDE AVENUE, 2ND FLOOR WESTPORT, CT 06880	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CODI2021SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54668-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPASS DIVERSIFIED HOLDINGS

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE BELOW PROPOSALS.		For	Against	Abstain

1.	To approve amendments to the Second Amended and Restated Trust Agreement, as amended to date (the "Trust Agreement"), of Compass Diversified Holdings (the "Trust") to authorize Compass Group Diversified Holdings LLC (the "Company"), acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions "Check-the-Box Election" and "Preferred Shares" in the recitals and Section 1.1(b) of the Trust Agreement.	☐	☐	☐

2.	To approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement.	☐	☐	☐

3.	To approve amendments to the Fifth Amended and Restated Operating Agreement, as amended to date (the "LLC Agreement"), of the Company to authorize the board of directors of the Company to, if the Trust is converted into a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company, including amendments to Article 12 of the LLC Agreement.	☐	☐	☐

4.	To adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting in favor of Proposal 1, Proposal 2 or Proposal 3.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [TBD], 2021:

The Notice and Proxy Statement is available at www.proxyvote.com.

D54669-TBD

Proxy

COMPASS DIVERSIFIED HOLDINGS

Special Meeting of Shareholders on [TBD], 2021 at [TBD]

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Elias J. Sabo and Ryan J. Faulkingham, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the Trust common shares of Compass Diversified Holdings that the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Shareholders to be held virtually on [TBD], 2021 at [TBD] Eastern Time, and at any adjournment(s) or postponement(s) thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR PROPOSALS 1, 2, 3 AND 4, AND AS SAID PROXIES DEEM ADVISABLE SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARD AFTER VOTING, SIGNING AND DATING IT OR VOTE BY TELEPHONE OR THE INTERNET.

Continued and to be signed on reverse side